Exhibit 10.52

*** CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND

FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE

COMMISSION PURSUANT TO RULE 24B-2 OF THE

SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

AIRBUS A330/A350XWB PURCHASE AGREEMENT

Dated as of  31st January, 2008

between

Airbus S.A.S.,

and

Hawaiian Airlines, Inc.

*** Confidential Treatment Requested

i

C O N T E N T S

0 -	DEFINITIONS	2

1 -	SALE AND PURCHASE	10

2 -	SPECIFICATION	10

2.1	SPECIFICATION	10
2.2	PROPULSION SYSTEMS	13

3 -	PRICE	13

3.1	BASE PRICE OF THE A330-200 AIRCRAFT	13
3.2	FINAL CONTRACT PRICE OF THE A330-200 AIRCRAFT	13
3.3	BASE PRICE OF THE A350XWB-800 AIRCRAFT	13
3.4	FINAL CONTRACT PRICE OF THE A350XWB-800 AIRCRAFT	14

4 -	PRICE REVISION	14

4.1	SELLER PRICE REVISION FORMULA	14
4.2	A330-200 PROPULSION SYSTEMS PRICE REVISION	14

5 -	PAYMENT TERMS	15

5.1	SELLER’S ACCOUNT	15
5.2	PREDELIVERY PAYMENTS	15
5.3	COMMITMENT FEE	16
5.4	PAYMENT OF BALANCE OF THE FINAL CONTRACT PRICE	17
5.5	TAXES	17
5.6	APPLICATION OF PAYMENTS	17
5.7	SETOFF PAYMENTS	18
5.8	OVERDUE PAYMENTS	18
5.9	PROPRIETARY INTEREST	18
5.10	PAYMENT IN FULL	18

6 -	MANUFACTURE PROCEDURE - INSPECTION	19

6.1	MANUFACTURE PROCEDURES	19
6.2	INSPECTION	19
6.3	REPRESENTATIVES OF THE BUYER	20

7 -	CERTIFICATION	20

7.1	TYPE CERTIFICATION	20
7.2	EXPORT CERTIFICATE OF AIRWORTHINESS	20
7.3	SPECIFICATION CHANGES BEFORE DELIVERY	20
7.4	SPECIFICATION CHANGES AFTER AIRCRAFT READY FOR DELIVERY	21

8 -	TECHNICAL ACCEPTANCE	21

8.1	TECHNICAL ACCEPTANCE PROCESS	21
8.2	BUYER’S ATTENDANCE	22
8.3	CERTIFICATE OF ACCEPTANCE	22
8.4	FINALITY OF ACCEPTANCE	22
8.5	AIRCRAFT UTILIZATION	23

9 -	DELIVERY	23

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9.1	DELIVERY SCHEDULE	23
9.2	DELIVERY PROCESS	24
9.3	FLYAWAY	24

10 -	EXCUSABLE DELAY AND TOTAL LOSS	25

10.1	SCOPE OF EXCUSABLE DELAY	25
10.2	CONSEQUENCES OF EXCUSABLE DELAY	25
10.3	TERMINATION ON EXCUSABLE DELAY	26
10.4	TOTAL LOSS, DESTRUCTION OR DAMAGE	26
10.5	REMEDIES	27

11 -	INEXCUSABLE DELAY	27

11.1	LIQUIDATED DAMAGES	27
11.2	RENEGOTIATION	27
11.3	TERMINATION	28
11.4	REMEDIES	28

12.	WARRANTIES AND SERVICE LIFE POLICY	28

12.1	WARRANTY	28
12.2	SERVICE LIFE POLICY	38
12.3	SUPPLIER WARRANTIES AND SERVICE LIFE POLICIES	41
12.4	INTERFACE COMMITMENT	42
12.5	EXCLUSIVITY OF WARRANTIES	43
12.6	DUPLICATE REMEDIES	45
12.7	TRANSFERABILITY	45
12.8	NEGOTIATED AGREEMENT	45

13 -	PATENT AND COPYRIGHT INDEMNITY	47

13.1	INDEMNITY	47
13.2	ADMINISTRATION OF PATENT AND COPYRIGHT INDEMNITY CLAIMS	48

14 -	TECHNICAL DATA AND SOFTWARE SERVICES	49

14.1	TECHNICAL DATA	49
14.2	AIRCRAFT IDENTIFICATION FOR TECHNICAL DATA	49
14.3	INTEGRATION OF EQUIPMENT DATA	50
14.4	DELIVERY OF TECHNICAL DATA	51
14.5	REVISION SERVICE FOR TECHNICAL DATA	51
14.6	SERVICE BULLETIN (SB) INCORPORATION FOR TECHNICAL DATA	51
14.7	TECHNICAL DATA FAMILIARIZATION	52
14.8	CUSTOMER ORIGINATED CHANGES (COC)	52
14.9	INTEGRATED SOFTWARE	52
14.10	ON-LINE SERVICES; CUSTOMER PORTAL	53
14.11	WARRANTY	53
14.12	PROPRIETARY RIGHTS	53
14.13	SOFTWARE SERVICES	54
14.14	GENERAL PROVISIONS	54
14.15	FUTURE DEVELOPMENTS IN TECHNICAL DATA	54
14.16	CONFIDENTIALITY	54
14.17	TRANSFERABILITY	55

15 -	SELLER REPRESENTATIVES	55

15.1	RESIDENT CUSTOMER SUPPORT REPRESENTATIVES	55
15.2	CUSTOMER SUPPORT DIRECTOR	56
15.3	BUYER’S SUPPORT	56

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15.4	TEMPORARY ASSIGNMENT AND WITHDRAWAL OF RESIDENT CUSTOMER SUPPORT REPRESENTATIVE	56
15.5	REPRESENTATIVES’ STATUS	56

16 -	TRAINING AND TRAINING AIDS	57

16.1	GENERAL	57
16.2	SCOPE	57
16.3	TRAINING ORGANIZATION / LOCATION	57
16.4	TRAINING COURSES	58
16.5	PREREQUISITES AND CONDITIONS	59
16.6	LOGISTICS	60
16.7	FLIGHT OPERATIONS TRAINING	62
16.8	MAINTENANCE TRAINING	63
16.9	SUPPLIER AND ENGINE MANUFACTURER TRAINING	64
16.10	TRAINING AIDS FOR THE BUYER’S TRAINING ORGANIZATION	64

17 -	SUPPLIER PRODUCT SUPPORT	72

17.1	EQUIPMENT SUPPLIER PRODUCT SUPPORT AGREEMENTS	72
17.2	SUPPLIER COMPLIANCE	72
17.3	SUPPLIER PART REPAIR STATIONS	72

18 -	BUYER FURNISHED EQUIPMENT	73

18.1	ADMINISTRATION	73
18.2	REQUIREMENTS	74
18.3	BUYER’S OBLIGATION AND SELLER’S REMEDIES	74
18.4	TITLE AND RISK OF LOSS	75
18.5	DISPOSITION OF BFE FOLLOWING TERMINATION	75

19 -	INDEMNITIES AND INSURANCE	76

19.1	SELLER’S INDEMNITIES	76
19.2	BUYER’S INDEMNITIES	77
19.3	NOTICE AND DEFENSE OF CLAIMS	77
19.4	INSURANCE	77

20 -	ASSIGNMENTS AND TRANSFERS	78

20.1	ASSIGNMENTS BY BUYER	78
20.2	ASSIGNMENTS ON SALE, MERGER OR CONSOLIDATION	78
20.3	DESIGNATIONS BY SELLER	79
20.4	TRANSFER OF RIGHTS AND OBLIGATIONS UPON REORGANIZATION	79
20.5	CAPE TOWN CONVENTION	79

21 -	TERMINATION	80

21.1	TERMINATION EVENTS	80
21.2	REMEDIES IN EVENT OF TERMINATION	80
21.3	DEFINITIONS	80
21.4.	NOTICE OF TERMINATION EVENT	81
21.5	INFORMATION COVENANTS	81

22 -	MISCELLANEOUS PROVISIONS	83

22.1	DATA RETRIEVAL	83
22.2	NOTICES	83
22.3	WAIVER	84
22.4	INTERNATIONAL SUPPLY CONTRACT	84
22.5	CERTAIN REPRESENTATIONS OF THE PARTIES	84
22.6	INTERPRETATION AND LAW	85
22.7	WAIVER OF JURY TRIAL	86

*** Confidential Treatment Requested

22.8	NO REPRESENTATIONS OUTSIDE OF THIS AGREEMENT	86
22.9	CONFIDENTIALITY	87
22.10	SEVERABILITY	87
22.11	ENTIRE AGREEMENT	88
22.12	INCONSISTENCIES	88
22.13	LANGUAGE	88
22.14	COUNTERPARTS	88
22.15	WAIVER OF CONSEQUENTIAL DAMAGES	88

*** Confidential Treatment Requested

v

EXHIBITS

EXHIBIT A1	A330-200 STANDARD SPECIFICATION

EXHIBIT A2	ADD

EXHIBIT B1	FORM OF SPECIFICATION CHANGE NOTICE

EXHIBIT B2	FORM OF MANUFACTURER SPECIFICATION CHANGE NOTICE

EXHIBIT B3	A330-200 SPECIFICATION CHANGE NOTICES

EXHIBIT B4	A350XWB-800 SPECIFICATION CHANGE NOTICES

EXHIBIT C	SELLER SERVICE LIFE POLICY – ITEMS COVERED

EXHIBIT D	FORM OF CERTIFICATE OF ACCEPTANCE

EXHIBIT E	FORM OF BILL OF SALE

EXHIBIT F1	A330-200 TECHNICAL DATA INDEX

EXHIBIT F2	A350XWB TECHNICAL DATA INDEX

EXHIBIT G1	SELLER PRICE REVISION FORMULA

EXHIBIT G2	A330-200 PROPULSION SYSTEMS PRICE REVISION FORMULA

EXHIBIT H	GENERAL CONDITIONS OF LICENSING OF SOFTWARE

EXHIBIT I	GENERAL TERMS AND CONDITIONS TO AND USE OF THE SECURE AREA OF THE AIRBUSWORLD

*** Confidential Treatment Requested

P U R C H A S E A G R E E M E N T

This agreement (“Agreement”) is made this thirty-first day of January 2008 between

AIRBUS S.A.S. organized and existing under the laws of the Republic of France, having its registered office located at

1, rond-point Maurice Bellonte

31700 BLAGNAC

FRANCE

(hereinafter referred to as the “Seller”)

and

Hawaiian Airlines, Inc. a corporation, organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located at:

3375 Koapaka Street,

Ste. G-350

Honolulu, Hawaii, 96819

USA

(hereinafter referred to as the “Buyer”)

                                                WHEREAS the Buyer wishes to purchase and the Seller is willing to sell up to six (6) Airbus A330-200 model aircraft, and up to six (6) Airbus A350XWB-800 on the terms and conditions herein provided,

NOW THEREFORE IT IS AGREED AS FOLLOWS:

*** Confidential Treatment Requested

0 -                                   DEFINITIONS

For all purposes of this Agreement (defined below), except as otherwise expressly provided or unless the context otherwise requires, the following terms shall have the following meanings:

A330-200 Aircraft - any or all of the six (6) firm A330-200 aircraft for which the delivery schedule is set forth in Clause 9.1.1 to be sold by the Seller and purchased by the Buyer pursuant to this Agreement, together with all components, equipment, parts and accessories installed in or on such aircraft and the Propulsion Systems installed thereon upon delivery.

A330-200 Airframe – any A330-200 Aircraft, excluding the Propulsion Systems thereof.

A330-200 Propulsion Systems - as set forth in Clause 2.2.

A330-200 Propulsion Systems Price Revision Formula - the Propulsion Systems price revision formula set forth in Exhibit G-2 hereto.

A330-200 Propulsion Systems Reference Price - as set forth in Clause 3.1.3.

A330-200 Revision Service Period – as defined in Clause 14.5.

A330-200 Scheduled Delivery Quarter – as defined in Clause 9.1.1.

A330-200 Standard Specification - the A330-200 standard specification document number G.000.02000, Issue 4.3, dated July, 13, 2006, published by the Seller, a copy of which is annexed as Exhibit A1.

A330-200 Specification – the A330-200 Standard Specification as amended by the SCNs set forth in the respective Exhibit B3 hereto and as may be further amended or modified in accordance with this Agreement.

A330-200 Warranty Period – as defined in Clause 12.1.3.1.

A350XWB-800 Aircraft - any or all of the six (6) firm A350XWB-800 aircraft for which the delivery schedule is set forth in Clause 9.1.1 to be sold by the Seller and purchased by the Buyer pursuant to this Agreement, together with all components, equipment, parts and accessories installed in or on such aircraft and the A350XWB-800 Propulsion Systems installed thereon upon delivery.

A350XWB-800 Airframe –any A350XWB-800 Aircraft, excluding the Propulsion Systems thereof, but including the nacelles and thrust reversers.

A350XWB-800 Propulsion Systems - as set forth in Clause 2.2.

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A350XWB-800 Revision Service Period – as defined in Clause 14.5.

A350XWB-800 Scheduled Delivery Quarter – as defined in Clause 9.1.1.

A350XWB-800 Standard Specification – as defined in Clause 2.1.

A350XWB-800 Specification – the A350XWB-800 Standard Specification as amended by the SCNs set forth in the respective Exhibit B4 hereto and as may be further amended or modified in accordance with this Agreement.

A350XWB-800 Aircraft Warranty Period – as defined in Clause 12.1.3.1.

ADD – the Seller’s reference document for the A350XWB model aircraft, the aircraft description document V 000 XWB issue E dated as of September 10th, 2007, a copy of which is annexed as Exhibit A2.

Affiliate - with respect to any person or entity, any other person or entity directly or indirectly controlling, controlled by or under common control with such person or entity.

Agreement - this Airbus A330/A350XWB purchase agreement, including all exhibits and appendixes attached hereto, as the same may be amended or modified and in effect from time to time.

Airbus Advanced CBT – as is defined in Clause 16.10.1.

Airbus CBT Administrator Course – as defined in Clause 16.10.3.1.

Airbus CBT Technical Specification – as defined in Clause 16.10.3.1.

AircraftU – any or all of the A330-200 Aircraft, or the A350XWB-800 Aircraft, to be sold by the Seller and purchased by the Buyer pursuant to this Agreement, as applicable.

Aircraft Training Services - all on-aircraft training courses and training support provided to the Buyer pursuant to this Agreement, including flight training, line training, flight assistance, line assistance, and maintenance support.

Airframe - the A330-200 Airframe or the A350XWB-800 Airframe, as applicable.

ANACS - Airbus North America Customer Services, Inc., a corporation organized and existing under the laws of Delaware, having its registered office located at 198 Van Buren Street, Suite 300, Herndon, VA  20170, or any successor thereto.

AOG and Repair Guide – The AOG and repair guide published by the Seller and revised from time to time.

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ATA Specification - recommended specifications developed by the Air Transport Association of America reflecting consensus in the commercial aviation industry on accepted means of communicating information, conducting business, performing operations and adhering to accepted practices.

Aviation Authority - when used with respect to any jurisdiction, the government entity that, under the laws of such jurisdiction, has control over civil aviation or the registration, airworthiness or operation of civil aircraft in such jurisdiction.

Aviation Authority Directive - a directive, issued by an Aviation Authority, having legal force.

Balance of the Final Contract Price - the amount payable by the Buyer to the Seller on the Delivery Date for an Aircraft after deducting from the Final Contract Price for such Aircraft the amount of all Predelivery Payments received by the Seller from the Buyer in respect of such Aircraft on or before the Delivery Date for such Aircraft and not applied, pursuant to Clause 5.4, to any other amount owed by the Buyer to the Seller.

Base Price - for any Aircraft, Airframe, SCNs or Propulsion Systems, as more completely described in Clause 3.1 and 3.3.

BFE – as defined in Clause 18.1.1.

BFE Data – as defined in Clause 14.3.2.1.

BFE Definition - as defined in Clause 18.1.1.

Bill of Sale – as defined in Clause 9.2.2.

Business Day - with respect to any action to be taken hereunder, a day other than a Saturday, Sunday or other day designated as a holiday in Toulouse, France or Honolulu, Hawaii, United States.

Buyer Furnished Equipment or BFE - for any Aircraft, all the items of equipment that shall be furnished by the Buyer and installed in the Aircraft by the Seller, as defined in the Specification.

Catalogue Items – as defined in Clause 2.1.6.

Cape Town Treaty - collectively the Convention and the Protocol, together with the Regulations and Procedures for the International Registry, and all other rules, amendments, supplements, and revisions thereto.

CDF Date – as defined in Clause 2.1.6.

Certificate – as defined in Clause 16.4.4.

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Certificate of Acceptance – as defined in Clause 8.3.

Change in Law – as defined in Clause 7.3.1.

COC Data – as defined in Clause 14.8.

Commitment Fee - each of the commitment fee amounts described in Clause 5.3.

Convention - the Convention on International Interests in Mobile Equipment signed in Cape Town, South Africa on November 16, 2001, as ratified by the United States.

CS Catalog – as defined in Clause 14.5.

Confidential Information  – as defined in Clause 22.9.

Contractual Definition Freeze or CDF – as defined in Clause 2.1.6.

Customer Originated Changes or COC - as defined in Clause 14.8.

Customization Milestones Chart  - as defined in Clause 2.1.6.

Delivery - the transfer of title to an Aircraft from the Seller to the Buyer in accordance with Clause 9.

Delivery Date - the date on which Delivery occurs.

Delivery Location - the facilities of the Seller at the location of final assembly of the Aircraft, which is currently at Airbus France S.A.S works in Toulouse, France.

Development Changes - as defined in Clause 2.1.3.

DGAC - the Direction Générale de l’Aviation Civile of France or any successor thereto.

EASA - European Aviation Safety Agency or any successor thereto.

Engineering Support Services – as defined in Clause 15.6.

Excusable Delay - as defined in Clause 10.1.

Export Certificate of Airworthiness - an export certificate of airworthiness issued by the Aviation Authority of the Delivery Location.

FAA - the U.S. Federal Aviation Administration, or any successor thereto.

Federal Aviation Regulations – regulations issued by the FAA from time to time.

***  Confidential Treatment Requested

Final Contract Price - the Final Contract Price of the A330-200 Aircraft or the Final Contract Price of the A350XWB-800 Aircraft, as applicable.

Final Contract Price of the A330-200 Aircraft – as defined in Clause 3.2.

Final Contract Price of the A350XWB-800 Aircraft – as defined in Clause 3.4.

FSN – as defined in Clause 14.2.

General Conditions – as defined in Clause 14.9.2.

Goods and Services  – any goods, excluding Aircraft, and services that may be purchased by the Buyer from the Seller or its designee.

GTC – as defined in Clause 14.10.1.

Holdings –Hawaiian Holdings, Inc., a Delaware corporation.

Indemnitee – as defined in Clause 19.3.

Indemnitor – as defined in Clause 19.3.

Inexcusable Delay - as defined in Clause 11.1.

In-house Warranty Repair- as defined in Clause 12.1.8.

In-house Warranty Labor Rate - as defined in Clause 12.1.8(v)(b).

Interface Problem - as defined in Clause 12.4.1.

International Registry – as defined in the Cape Town Treaty.

LIBOR - the London Interbank Offered Rate for each stated interest period, determined on the basis of the offered rates for six-month deposits in US dollars, appearing on the Reuters Screen LIBO Page as of 11:00 a.m., London time, on the day that is two (2) days (other than a Business Day on which banking institutions are authorized to close in London) before the first day of an interest period. If at least two (2) such offered rates appear on the Reuters Screen LIBO Page, the rate for that interest period shall be the arithmetic mean of such offered rates rounded to the nearest one-hundred thousandth of a basis point . If only one (1) offered rate appears, the rate for that interest period shall be “LIBOR” as quoted by the bank listed on the Reuters Screen LIBO Page.

License – as defined in Clause 16.10.4.1.

Losses – as defined in Clause 19.1.

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Manufacturer Specification Change Notice or MSCN -as defined in Clause 2.1.4.

MRO – as defined in Clause 14.16.

MSN – as defined in Clause 12.1.7(v)(i).

Non-Catalogue Items – as defined in Clause 2.1.6.

Open Choice Date – as defined in Clause 2.1.6.

Options Catalogue – as defined in Clause 2.1.6.

Other Indebtedness – as defined in Clause 21.5(c).

PEP – as defined in Clause 14.13.1.

Predelivery Payment - any of the payments made in accordance with Clause 5.2.

Predelivery Payment Reference Price - as defined in Clause 5.2.2.

Propulsions Systems – either or both the A330-200 Propulsion Systems or the A350XWB-800 Propulsion Systems.

Protocol - the Protocol to the Convention on International Interests in Mobile Equipment on Matters Specific to Aircraft Equipment signed in Cape Town, South Africa on November 16, 2001, as ratified by the United States.

Ready for Delivery – with respect to any Aircraft, when (i) the Technical Acceptance Process has been successfully completed for an Aircraft and (ii) the Export Certificate of Airworthiness has been issued for such Aircraft.

Regulations and Procedures for the International Registry - the Regulations and Procedures for the International Registry issued, from time to time, pursuant to Article 17(2)(d) of the Convention and Article XVIII of the Protocol.

Reuters Screen LIBOR Page – the display designated as page “LIBO” on the Reuters Monitor Money Rates Service (or any successor to such page or service).

Revision Service Period – the A330-200 Revision Service Period or the A350XWB-800 Revision Service Period, as applicable.

Scheduled Delivery Month - as defined in Clause 9.1.1.

Scheduled Delivery Quarter – means the A330-200 Scheduled Delivery Quarter or the A350XWB Scheduled Delivery Quarter, as applicable.

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SEC – as defined in Clause 21.5(a).

Secure Area – as defined in Clause 14.10.1.

Seller Price Revision Formula - the price revision formula set forth in Exhibit G1.

Seller’s Representatives - the representatives of the Seller referral to in Clause 15.

Seller’s Service Bulletin – a Service Bulletin issued by the Seller.

Seller’s Training Center – as defined in Clause 16.3.1.

Service Bulletin – as defined in the Federal Aviation Regulations.

Service Life Policy - as defined in Clause 12.2.

SFE – means Seller furnished equipment.

Software Services – as defined in Clause 14.

Specification - the applicable Specification for the relevant Aircraft (A330-200 Specification for the A330-200 Aircraft, or A350XWB-800 Specification for the A350XWB-800 Aircraft).

Specification Change Notice or SCN - as defined in Clause 2.1.2.

Standard Specification - the A330-200 Standard Specification, or the A350XWB-800 Standard Specification, as applicable.

Successor – as defined in Clause 20.4.

Supplier - any supplier of Supplier Parts.

Supplier Part - any component, equipment, accessory or part installed in an Aircraft at the time of Delivery thereof, not including the Propulsion Systems or Buyer Furnished Equipment, for which there exists a Supplier Product Support Agreement.

Supplier Product Support Agreement - an agreement between the Seller and a Supplier containing, among other things, enforceable and transferable warranties (and in the case of landing gear suppliers, service life policies for selected structural landing gear elements).

Taxes – as defined in Clause 5.5.3.

Technical Acceptance Flight – as defined in Clause 8.1.2.

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Technical Acceptance Process  – as defined in Clause 8.1.1.

Technical Data - as defined in Clause 14 and Exhibit F.

Total Loss - as defined in Clause 10.4

Training Conference - as defined in Clause 16.4.1.

Training Course Catalog – as defined in Clause 16.4.1.

Type Certificate - as defined in Clause 7.1

VAT – as defined in Clause 5.5.1.

Warranted Part - as defined in Clause 12.1.1.

Warranty Claim - as defined in Clause 12.1.7(v).

Warranty Period – means the A330-200 Aircraft Warranty Period or the A350XWB-800 Aircraft Warranty Period, as applicable.

The terms “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement, and not a particular Clause thereof. The definition of a singular in this Clause 0 shall apply to plurals of the same words.

Except as provided in Clause 22.6.4, references in this Agreement to an exhibit, schedule, article, section, subsection or clause refer to the appropriate exhibit or schedule to, or article, section, subsection or clause in this Agreement.

Each agreement defined in this Clause 0 shall include all appendixes, exhibits and schedules thereto. If the prior written consent of any person is required hereunder for an amendment, restatement, supplement or other modification to any such agreement and the consent of each such person is obtained, references in this Agreement to such agreement shall be to such agreement as so amended, restated, supplemented or modified. References in this Agreement to any statute shall be to such statute as amended or modified and in effect at the time any such reference is operative.

The term “including” when used in this Agreement means “among other things” except when used in the computation of time periods.

Technical and trade terms not otherwise defined herein shall have the meanings assigned to them as generally accepted in the aircraft manufacturing industry.

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1 -                            SALE AND PURCHASE

The Seller shall sell and deliver to the Buyer, and the Buyer shall purchase and take delivery of the Aircraft from the Seller, subject to the terms and conditions in this Agreement.

2 -                            SPECIFICATION

2.1                           Specification

The Aircraft shall be manufactured in accordance with the Specification.

At the date of signature of this Agreement, the design development of the A350XWB-800 Aircraft is under finalization and the aircraft definition corresponding to the Base Price of the A350XWB-800 Aircraft fitted with Trent XWB74 engines at 74,000 lbs thrust, set forth in Clause 3 of this Agreement, is contained in the ADD.

The ADD shall be superseded at no additional cost by an initial standard specification the “A350XWB-800 Standard Specification”. Subject to the Seller’s certification, industrial and commercial constraints, some equipment currently set forth in the ADD may be replaced by equipment with equivalent functions.

Notwithstanding the foregoing paragraph, if certain items which are BFE in the ADD are converted into SFE items in the A350XWB-800 Standard Specification, the costs of such items and their incorporation into the A350XWB-800 Standard Specification shall be chargeable to the Buyer.

[...***...]

In addition, any evolution of the Propulsion Systems as set forth in the ADD that is reflected in the A350XWB-800 Standard Specification may result in additional cost to the Buyer.

2.1.1                        Specification Amendment

The Seller and Buyer understand and agree that the applicable Specifications may be amended following signature of this Agreement in accordance with the terms of this Clause 2.

2.1.2                        Specification Change Notice

Each Specification may be amended by written agreement between the Seller and Buyer in a SCN. Each SCN shall be substantially in the form set out in Exhibit B1

***  Confidential Treatment Requested

and shall set out such SCN’s scope of implementation and shall also set forth, in detail, the particular change to be made to the Specification and the effect, if any, of such change on design, performance, weight, or Scheduled Delivery Month of the Aircraft affected thereby, interchangeability or replaceability requirements of the Specification. A SCN may result in an adjustment of the Base Price of the Aircraft, which adjustment if any, shall be specified in the SCN.

2.1.3                        Development Changes

The Specification may also be amended to incorporate changes deemed necessary by the Seller to improve the Aircraft, prevent delay or ensure compliance with this Agreement (“Development Changes”), as set forth hereunder.

2.1.4                        Manufacturer Specification Changes Notices

The Specification may be amended by the Seller through a Manufacturer Specification Change Notice (“MSCN”), which shall be substantially in the form set out in Exhibit B2 hereto and shall set out in detail the particular change to be made to the Specification and the effect, if any, of such change on performance, weight, Base Price, Delivery Date of the Aircraft affected thereby and interchangeability or replaceability requirements under the Specification.

Except when the MSCN is necessitated by an Aviation Authority Directive or by equipment obsolescence, in which case the MSCN shall be accomplished without requiring the Buyer’s consent, if the MSCN adversely affects the performance, weight, Base Price, Delivery Date of the Aircraft affected thereby or the interchangeability or replaceability requirements under the Specification, the Seller shall notify the Buyer of a reasonable period of time during which the Buyer must accept or reject such MSCN. If the Buyer does not notify the Seller of the rejection of the MSCN within such period, the MSCN shall be deemed accepted by the Buyer and the corresponding modification shall be accomplished.

2.1.5                        In the event of the Seller revising the Specification to incorporate Development Changes which have no adverse effect on any of the elements as set forth in 2.1.4 above, such revision shall be performed by the Seller without the Buyer’s consent. In such cases, the Seller shall provide to the Buyer the details of all changes in a digital format and on a regular basis.

2.1.6                        Customization Milestones Chart

No later than fifteen months before the first A330-200 Aircraft Delivery with regard to the A330-200 Aircraft and within a reasonable period with regard to the A350XWB-800 Aircraft, the Seller shall provide the Buyer with a customization milestones chart (the “Customization Milestones Chart”) setting out how far in advance of the Scheduled Delivery Month of the Aircraft an SCN must be executed in order to integrate into the Specification any items requested by the

***  Confidential Treatment Requested

Buyer from the Seller’s catalogue of Specification change options (the “Options Catalogue”). All such items requested by the Buyer must be by the date of implementation of the SCN certified for incorporation into the Aircraft.

Included on the Customization Milestones Chart shall be the date by which the contractual definition of the Aircraft must be finalized and all relevant SCNs executed (the “Contractual Definition Freeze” or “CDF”), in order to assure delivery of the Aircraft in the Scheduled Delivery Month. Such date shall be referred to as the “CDF Date.”

With respect to the A350XWB-800 Aircraft only, the Customization Milestones Chart shall include a date (the “Open Choice Date”) by which the Buyer must notify the Seller of its intent to include Non-Catalogue Items, as is further described in Clause 2.1.7. Following the Open Choice date, if the Buyer has not notified the Seller of its intentions, the Buyer shall be limited to selection of items in the Options Catalogue (“Catalogue Items”).

2.1.7                        Non-Catalogue Items Customization

With respect to the A350XWB-800 Aircraft, the Buyer shall be entitled to submit to the Seller a request for items outside the scope of the Options Catalogue (“Non-Catalogue Items”). Seller’s acceptance of such items for incorporation into the Aircraft is subject to and conditioned on all of the following:

(A)                          such item is capable of successful interface, both with relevant systems in the Aircraft and with other options selected by the Buyer, whether Catalogue Items or Non-Catalogue Items;

(B)                           if requested by the Buyer, or deemed necessary by the Seller, a feasibility study is performed by the Seller and the results of such study, in the Seller’s reasonable judgment, establish that incorporation of such non-catalogue Item is feasible and shall have no adverse impact on the Seller’s industrial planning;

(C)                           all BFE required for the Non-Catalogue Item shall comply with the requirements of Clause 18 and

(D)                          the Buyer and the Seller agree on a cost to be charged to the Buyer for the item that reflects the additional effort and expense incurred by the Seller in accommodating the Buyer’s request for such item.

2.1.8                        Contractual Definition Freeze

With respect to the A350XWB-800 Aircraft only, if the Buyer elects to include Non-Catalogue Items in the A350XWB-800 Specification, the Customization Milestones Chart shall contain an additional, earlier date, by which all SCNs

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relating to Non-Catalogue Items must be executed, in order to assure delivery of the Aircraft in the Scheduled Delivery Month.

2.2                           Propulsion Systems

The A330-200 Aircraft shall be equipped with a set of Rolls-Royce Trent 772B EP engines, including standard equipment, nacelles and thrust reversers (the “A330-200 Propulsion Systems”).

The A350XWB-800 Aircraft shall be equipped with a set of Rolls-Royce Trent XWB74 engines, including standard equipment (the “A350XWB-800 Propulsion Systems”).

3 -                            PRICE

3.1                           Base Price of the A330-200 Aircraft

3.1.1                        A330-200 Aircraft

The Base Price of each A330-200 Aircraft is the sum of:

[...***...]

3.1.2                        Base Price of the Airframe for the A330-200 Aircraft

The Base Price of the Airframe for the A330-200 Aircraft is the sum of

[...***...]

3.1.3                        Base Price of the A330-200 Propulsion Systems

The Base Price of the A330-200 Propulsion Systems, [...***...]

3.2                           Final Contract Price of the A330-200 Aircraft

Final Contract Price of an A330-200 Aircraft shall be the sum of:

[...***...]

3.3                           Base Price of the A350XWB-800 Aircraft

3.3.1                        A350XWB-800 Aircraft

The Base Price of the A350XWB-800 Aircraft is the sum of [...***...]

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3.4                           Final Contract Price of the A350XWB-800 Aircraft

The Final Contract Price of an A350XWB-800 Aircraft shall be the sum of:

[...***...]

4 -                            PRICE REVISION

4.1                           Seller Price Revision Formula

The Base Price of the Airframe and of the SCNs relating to the Airframe for the A330-200 Aircraft are subject to revision up to and including the Delivery Date in accordance with the Seller Price Revision Formula.

The Base Price of the Aircraft and of the SCNs for the A350XWB-800 Aircraft are subject to revision up to and including the Delivery Date in accordance with the Seller Price Revision Formula.

4.2                           A330-200 Propulsion Systems Price Revision

4.2.1                        The A330-200 Propulsion Systems Reference Price and the Base Price of the SCNs related to the A330-200 Propulsion Systems are subject to revision in accordance with the A330-200 Propulsion Systems Price Revision Formula up to and including the Delivery Date.

4.2.2                        The A330-200 Propulsion Systems Reference Price, the prices of the related equipment and the A330-200 Propulsion Systems Price Revision Formula are based on information received from the manufacturer of the A330-200 Propulsions Systems and are subject to amendment by the manufacturer of the A330-200 Propulsion Systems at any time prior to Delivery. If the manufacturer of the A330-200 Propulsion Systems makes any such amendment, the amendment will be deemed to be incorporated into this Agreement and the A330-200 Propulsion Systems Reference Price, the prices of the related equipment and the A330-200 Propulsion Systems Price Revision Formula will be adjusted accordingly. The Seller agrees to notify the Buyer as soon as the Seller receives notice of any such amendment from the manufacturer of the A330-200 Propulsion Systems.

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5 -                            PAYMENT TERMS

5.1                           Seller’s Account

The Buyer shall pay the Predelivery Payments, the Balance of the Final Contract Price and any other amount due hereunder in immediately available funds in United States dollars to: AIRBUS S.A.S., [...***...] or to such other US Dollar account as may be designated by the Seller.

5.2                           Predelivery Payments

5.2.1                        Predelivery Payments are nonrefundable (although amounts equal to Predelivery Payments may be paid to the Buyer pursuant to Clause 11.3) and shall be paid by the Buyer to the Seller for Aircraft. The aggregate Predelivery Payment amount is twenty-five percent (25%) of the Predelivery Payment Reference Price calculated as set forth in Clause 5.2.2.

5.2.2                        The Predelivery Payment Reference Price for an Aircraft to be delivered in calendar year T is “A” in the formula below:

A =         Pb (1 + 0.04N)

where

A =         the Predelivery Payment Reference Price for an Aircraft to be delivered in calendar year T.

Pb =        the Base Price of the Aircraft as defined in Clause 3 above.

N  =         (T –2007).

T  =         the year of delivery of the relevant Aircraft.

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5.2.3                        Predelivery Payments shall be paid according to the following schedule:

Payment Date		Percentage of Predelivery Payment Reference Price
1st Payment	On signature of this Agreement	5% (less Commitment Fee)

	No later than the first Business Day of each of the following months:

2ndPayment	-The thirty-sixth (36th) month before the Scheduled Delivery Month of each Aircraft as set forth in this Agreement	5%

3rd Payment	-The twenty-fourth (24th)month before the Scheduled Delivery Month of each Aircraft as set forth in this Agreement	5%

4th Payment	-The eighteenth (18th) month before the Scheduled Delivery Month of each Aircraft as set forth in this Agreement	5%

5th Payment	-The twelfth (12th) month before the Scheduled Delivery Month of each Aircraft as set forth in this Agreement	5%

TOTAL PAYMENT PRIOR TO DELIVERY		25%

All Predelivery Payments that are past due pursuant to this clause 5.2.3 on signature of this Agreement shall be paid at signature of this Agreement.

5.2.4                        The Seller shall be entitled to hold and use any Predelivery Payment as absolute owner thereof, subject only to the obligation (subject to the provisions of Clause 5.6) to deduct an amount equal to Predelivery Payments from the Final Contract Price, when calculating the Balance of the Final Contract Price. The Seller shall be under no obligation to segregate any Predelivery Payment, or any amount equal thereto, from the Seller’s funds generally.

5.3                           Commitment Fee

The Seller acknowledges that it has received from the Buyer the sum of [...***...]. The Commitment Fee paid with respect to an Aircraft shall be credited without interest against the first Predelivery Payment for such Aircraft.

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5.4                           Payment of Balance of the Final Contract Price

Concurrent with the Delivery of each Aircraft, the Buyer shall pay to the Seller the Balance of the Final Contract Price for such Aircraft. The Seller’s receipt of the full amount of all Predelivery Payments and of the Balance of the Final Contract Price, including any amounts due under Clause 5.8, are a condition precedent to the Seller’s obligation to deliver such Aircraft to the Buyer.

5.5                           Taxes

5.5.1                        The amounts stated in this Agreement to be payable by the Buyer are exclusive of value added tax (“VAT”) chargeable under the laws of any jurisdiction and accordingly the Buyer shall pay any VAT chargeable with respect to any Aircraft, component, accessory, equipment or part delivered or furnished under this Agreement.

5.5.2                        Except as provided in Clause 5.5.1, the Seller shall pay all Taxes, levied, assessed, charged or collected, on or prior to Delivery of any Aircraft, for or in connection with the manufacture, assembly, sale and delivery to the Buyer under this Agreement of such Aircraft or any parts, instructions or data installed thereon or incorporated therein (except Buyer Furnished Equipment referred to in Clause 18).

5.5.3                        The Buyer shall pay all Taxes not assumed by the Seller under Clause 5.5.2, including, but not limited to any duties or taxes due upon or in relation to the importation of the Aircraft into the Buyer’s country and/or any withholding taxes or deductions levied or required in the Buyer’s country with respect to the payment to the Seller of any amount due from the Buyer hereunder.

“Taxes” means any present or future tax, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any governmental authority or any political subdivision or taxing authority thereof or therein.

5.6                           Application of Payments

Notwithstanding any other rights the Seller may have at contract or at law, the Buyer and the Seller hereby agree that should any amount (whether under this Agreement or under any other agreement between the Buyer and the Seller and whether at the stated maturity of such amount, by acceleration or otherwise) become due and payable by the Buyer or its Affiliates, and not be paid in full in immediately available funds on the date due, then the Seller shall have the right to debit and apply, in whole or in part, the Predelivery Payments paid to the Seller by the Buyer against such unpaid amount. The Seller shall promptly notify the

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Buyer in writing after such debiting and application, and the Buyer shall immediately pay to the Seller the amount required to comply with Clause 5.2.3.

5.7                           Setoff Payments

Notwithstanding anything to the contrary contained herein, before being required to make any payments to the Buyer, the Seller will have the right to deduct from any such payments an amount equal to any other amounts the Buyer or any of its Affiliates owes to the Seller or any Affiliate thereof under any agreement between them.

5.8                           Overdue Payments

5.8.1                        If any payment due the Seller is not received by the Seller on the date or dates due, the Seller will have the right to claim from the Buyer, and the Buyer will promptly pay to the Seller on receipt of such claim, interest at the rate of one and one-half percent (1.5%) per month on the amount of such overdue payment, to be calculated from and including the due date of such payment to (but excluding) the date such payment is received by the Seller. The Seller’s right to receive such interest will be in addition to any other rights of the Seller hereunder or at law.

5.8.2                        If any Predelivery Payment is not received within ten (10) calendar days of the date on which it is due in accordance with the schedule set forth in Clause 5.2.3, the Seller shall be under no obligation to deliver any Aircraft remaining to be delivered under this Agreement within such Aircraft’s Scheduled Delivery Month. Upon receipt of full payment of all Predelivery Payments that are ten (10) or more days late, together with interest on such Predelivery Payments in accordance with Clause 5.8.1, the Seller shall provide the Buyer with new Scheduled Delivery Months for the affected Aircraft, subject to the Seller’s commercial and industrial constraints.

5.9                           Proprietary Interest

Notwithstanding any provision of law to the contrary, the Buyer shall not, by virtue of anything contained in this Agreement (including, without limitation, any Commitment Fee or Predelivery Payments hereunder, or any designation or identification by the Seller of a particular Aircraft as an Aircraft to which any of the provisions of this Agreement refers) acquire any proprietary, insurable or other interest whatsoever in any Aircraft before Delivery of and payment for such Aircraft, as provided in this Agreement.

5.10                         Payment in Full

The Buyer’s obligation to make payments to the Seller hereunder shall not be affected by and shall be determined without regard to any setoff, counterclaim, recoupment, defense or other right that the Buyer may have against the Seller or

***  Confidential Treatment Requested

any other person and all such payments shall be made without deduction or withholding of any kind. The Buyer shall ensure that the sums received by the Seller under this Agreement shall be equal to the full amounts expressed to be due to the Seller hereunder, without deduction or withholding on account of and free from any and all taxes, levies, imposts, duties or charges of whatever nature, except that if the Buyer is compelled by law to make any such deduction or withholding the Buyer shall pay such additional amounts to the Seller as may be necessary so that the net amount received by the Seller after such deduction or withholding shall equal the amounts that would have been received in the absence of such deduction or withholding.

6 -                            MANUFACTURE PROCEDURE - INSPECTION

6.1                           Manufacture Procedures

The Airframe shall be manufactured in accordance with the requirements of the laws of the jurisdiction of incorporation of the Seller and of its relevant Affiliates and subcontractors as enforced by the Aviation Authority of such jurisdiction.

6.2                           Inspection

6.2.1                        All work to be carried out on the Aircraft and all materials and parts thereof shall be open to inspection during business hours by duly authorized representatives of the Buyer or its designee at the respective works of the relevant manufacture facility of the Seller or the Affiliates of the Seller and, if possible, at the works of their respective subcontractors; provided that Seller shall use commercially reasonable efforts to secure Buyer’s access to Seller’s and its Affiliates’ respective subcontractors. These representatives shall have access to such relevant technical data as are reasonably necessary for this purpose (except that, if access to any part of the respective works where construction is in progress or materials or parts are stored is restricted for security reasons, the Seller or its Affiliates or its subcontractors shall be allowed a reasonable time to make the items available for inspection elsewhere). The actual detailed inspection of the Aircraft, materials and parts thereof shall take place only in the presence of the relevant inspection department personnel or other authorized personnel of Seller, its Affiliates, or their subcontractors. The procedures for such inspections shall be agreed on by the parties acting reasonably before any inspection.

6.2.2                        All inspections, examinations and discussions with the Seller’s, its Affiliate’s or their respective subcontractors’ engineering or other personnel by the Buyer and its representatives shall be performed in such a manner as not to delay or hinder either the work to be carried out on the Aircraft or the proper performance of this Agreement.

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6.3                           Representatives of the Buyer

For the purposes of Clause 6.2, starting at a mutually agreed date until Delivery of the last Aircraft, the Seller shall furnish free-of-charge suitable space and office equipment in or conveniently located with respect to the Delivery Location for the use of not more than four (4) representatives of the Buyer during the aforementioned period. The Seller shall provide access to electronic mail, facsimile and a telephone free of charge.

7 -                            CERTIFICATION

Except as set forth in this Clause 7, the Seller shall not be required to obtain any certificate or approval with respect to the Aircraft.

7.1                           Type Certification

The A330-200 Aircraft have been, the A350XWB-800 Aircraft shall have been, prior to Delivery, type certificated under EASA procedures for joint certification in the transport category. The Seller shall obtain or cause to be obtained an FAA type certificate (the “Type Certificate”) for the A330-200 Aircraft and the A350XWB-800 Aircraft prior to Delivery to allow the issuance of the Export Certificate of Airworthiness.

7.2                           Export Certificate of Airworthiness

Subject to the provisions of Clause 7.3, the Aircraft shall be delivered to the Buyer with an Export Certificate of Airworthiness issued by the DGAC and in a condition enabling the Buyer (or an eligible person under then applicable law) to obtain at the time of Delivery a Standard Airworthiness Certificate and a Certificate of Sanitary Construction. However, the Seller shall have no obligation to make and shall not be responsible for any costs of alterations or modifications to such Aircraft to enable such Aircraft to meet FAA or U.S. Department of Transportation requirements for specific operation on the Buyer’s routes, except as may be provided for in this Agreement, whether before, at or after Delivery of any Aircraft.

[...***...]

7.3                           Specification Changes Before Delivery

7.3.1                        If, any time before the date on which the Aircraft is Ready for Delivery, any law, rule or regulation is enacted, promulgated, becomes effective and/or an interpretation of any law, rule or regulation is issued by the EASA or the FAA that requires any change to the Specification for the purposes of obtaining the Export Certificate of Airworthiness  (a “Change in Law”), the Seller shall make the required modification and the parties hereto shall sign an SCN.

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7.3.2                        The Seller shall as far as practicable, but at its sole discretion and without prejudice to Clause 7.3.3 (ii), take into account the information available to it concerning any proposed law, rule or regulation or interpretation that could become a Change in Law, in order to minimize the costs of changes to the Specification as a result of such proposed law, regulation or interpretation becoming effective before the applicable Aircraft is Ready for Delivery.

7.3.3                        The cost of implementing the required modifications referred to in Clause 7.3.1 will be:

 (i)                   for the account of the Seller if a Change in Law became effective before the date of this Agreement, and

(ii)                   shared equally by the Seller and the Buyer if Change in Law becomes effective after the date of this Agreement but before the Aircraft is Ready for Delivery.

7.3.4                        Notwithstanding the provisions of Clause 7.3.3, if a Change in Law relates to an item of BFE or to the Propulsion Systems (including engine accessories, quick engine change units or thrust reversers) the costs related thereto shall be borne in accordance with such arrangements as may be made separately between the Buyer and the manufacturer of the BFE or the Propulsion Systems, as applicable, and the Seller shall have no obligation with respect thereto.

7.4                           Specification Changes after Aircraft Ready For Delivery

Nothing in Clause 7.3 shall require the Seller to make any changes or modifications to, or to make any payments or take any other action with respect to, any Aircraft that is Ready for Delivery before the compliance date of any law or regulation referred to in Clause 7.3.

8 -                            TECHNICAL ACCEPTANCE

8.1                           Technical Acceptance Process

8.1.1                        Prior to Delivery, the Aircraft shall undergo a technical acceptance process developed by the Seller (the “Technical Acceptance Process”). Successful completion of the Technical Acceptance Process shall demonstrate the satisfactory functioning of the Aircraft and shall be deemed to demonstrate compliance with the Specification. Should the Aircraft fail to complete the Technical Acceptance Process satisfactorily, the Seller shall without hindrance from the Buyer be entitled to carry out any necessary changes and, as soon as practicable thereafter, resubmit the Aircraft to the Technical Acceptance Process to the extent necessary to demonstrate full compliance with the requirements of the Technical Acceptance Process.

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8.1.2                        The Technical Acceptance Process shall

(i)                            Commence on a date no sooner than 10 days following the date of the notice provided by the Seller to the Buyer in accordance with Clause 9.1.2,

(ii)                           take place at the Delivery Location,

(iii)                          be carried out by the personnel of the Seller, and

(iv)                          include a technical acceptance flight (the “Technical Acceptance Flight”) that shall not exceed three (3) hours.

8.2                           Buyer’s Attendance

8.2.1                        The Buyer is entitled to attend and observe the Technical Acceptance Process.

8.2.2                        If the Buyer attends the Technical Acceptance Process, the Buyer

(i)                            shall comply with the reasonable requirements of the Seller, with the intention of completing the Technical Acceptance Process within seven (7) Business Days, and

(ii)                           may have a maximum of four (4) of its representatives (no more than three (3) of whom shall have access to the cockpit at any one time) accompany the Seller’s representatives on the Technical Acceptance Flight, during which the Buyer’s representatives shall comply with the instructions of the Seller’s representatives.

8.2.3                        If the Buyer does not attend or fails to cooperate in the Technical Acceptance Process, the Seller shall be entitled to complete the Technical Acceptance Process in compliance with Clause 8.1 without the Buyer’s attendance, and the Buyer will be deemed to have accepted that the Technical Acceptance Process has been completed, in all respects.

8.3                           Certificate of Acceptance

Upon successful completion of the Technical Acceptance Process, the Buyer shall, on or before the Delivery Date, sign and deliver to the Seller a certificate of acceptance in respect of the Aircraft in the form of Exhibit D (the “Certificate of Acceptance”).

8.4                           Finality of Acceptance

The Buyer’s signature of the Certificate of Acceptance for the Aircraft shall constitute waiver by the Buyer of any right it may have under the Uniform Commercial Code as adopted by the State of New York or otherwise to revoke acceptance of the Aircraft for any reason, whether known or unknown to the Buyer at the time of acceptance.

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8.5                           Aircraft Utilization

The Seller shall, without payment or other liability, be entitled to use the Aircraft before Delivery to obtain the certificates required under Clause 7. Such use will not limit the Buyer’s obligation to accept Delivery hereunder.

The Seller will be authorized to use the Aircraft for up to a maximum of twenty (20) hours for any other purpose without specific agreement of the Buyer.

9 -                            DELIVERY

9.1                           Delivery Schedule

9.1.1                        Subject to Clauses 2, 7, 8, 10 and 18, the Seller shall have the A330-200 Aircraft Ready for Delivery at the Delivery Location within the following quarters (each an “A330-200 Scheduled Delivery Quarter”):

Aircraft N°1	2nd Quarter 2012
Aircraft N°2	3rd Quarter 2012
Aircraft N°3	1st Quarter 2013
Aircraft N°4	2nd Quarter 2013
Aircraft N°5	2nd Quarter 2013
Aircraft N°6	1st Quarter 2014

Subject to Clauses 2, 7, 8, 10 and 18, the Seller shall have the A350XWB-800 Aircraft Ready for Delivery at the Delivery Location within the following quarters (each an “A350XWB-800 Scheduled Delivery Quarter”):

Aircraft N°1	2nd Quarter 2017
Aircraft N°2	3rd Quarter 2017
Aircraft N°3	2nd Quarter 2018
Aircraft N°4	3rd Quarter 2018
Aircraft N°5	2nd Quarter 2019
Aircraft N°6	3rd Quarter 2020

9.1.2                        The Seller shall communicate to the Buyer the scheduled delivery month of each Aircraft (each a “Scheduled Delivery Month”) thirty (30) months before the first day of the Scheduled Delivery Quarter of the respective Aircraft. Subject to the then industrial and commercial constraints of the Seller, the Seller shall communicate to the Buyer the Scheduled Delivery Month of the respective Aircraft as close as possible to the Buyer’s request within the Scheduled Delivery Quarter. The Seller shall give the Buyer at least thirty (30) days’ written notice of the anticipated date on which the Aircraft shall be Ready for Delivery. Such notice shall also include the starting date and the planned

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schedule of the Technical Acceptance Process set forth in Clause 8. Thereafter the Seller shall notify the Buyer of any change to such dates.

9.2                           Delivery Process

9.2.1                        The Buyer shall send its representatives to the Delivery Location to take Delivery within seven (7) days after the date on which the Aircraft is Ready for Delivery.

9.2.2                        The Seller shall transfer title to the Aircraft to the Buyer free and clear of all encumbrances (except for any liens or encumbrances created by or on behalf of the Buyer) provided that the Balance of the Final Contract Price has been paid by the Buyer pursuant to Clause 5.4 and that the Certificate of Acceptance has been signed and delivered to the Seller pursuant to Clause 8.3. The Seller shall provide the Buyer with a bill of sale in the form of Exhibit E (the “Bill of Sale”) and/or such other documentation confirming transfer of title and receipt of the Final Contract Price as may reasonably be requested by the Buyer. Title to  and risk of loss of or damage to the Aircraft shall pass to the Buyer contemporaneously with the delivery by the Seller to the Buyer of such Bill of Sale.

9.2.3                        If the Buyer fails to (i) deliver the signed Certificate of Acceptance to the Seller on or before the Delivery Date, or (ii) pay the Balance of the Final Contract Price for the Aircraft to the Seller on the Delivery Date, then the Buyer shall be deemed to have rejected Delivery wrongfully when the Aircraft was duly tendered to the Buyer hereunder. If such a deemed rejection arises, the Seller shall retain title to the Aircraft and the Buyer shall indemnify and hold the Seller harmless against any and all costs (including but not limited to any parking, storage, and insurance costs) and consequences resulting from the Buyer’s rejection, it being understood that the Seller will be under no duty to the Buyer to store, park, or otherwise protect the Aircraft. These rights of the Seller shall be in addition to the Seller’s other rights and remedies in this Agreement.

9.3                           Flyaway

9.3.1                        The Buyer and the Seller shall cooperate to obtain any licenses that may be required by the relevant Aviation Authority for the purpose of exporting or importing the Aircraft.

9.3.2                        All expenses of, or connected with, flying the Aircraft from the Delivery Location after Delivery shall be borne by the Buyer. The Buyer shall make direct arrangements with the supplying companies for the fuel and oil required for all post-Delivery flights.

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10 -

EXCUSABLE DELAY AND TOTAL LOSS

10.1

Scope of Excusable Delay

Neither the Seller nor any Affiliate of the Seller, will be responsible for or be deemed to be in default on account of delays in delivery or failure to deliver or otherwise in the performance of this Agreement or any part hereof due to causes reasonably beyond the Seller’s, or any Affiliate’s control or not occasioned by the Seller’s, fault or negligence (“Excusable Delay”), including, but not limited to: (i) acts of God or the public enemy, natural disasters, fires, floods, storms beyond ordinary strength, explosions or earthquakes; epidemics or quarantine restrictions; serious accidents; total or constructive total loss; any law, decision, regulation, directive or other act (whether or not having the force of law) of any government or of the Council of the European Community or the Commission of the European Community or of any national, Federal, State, municipal or other governmental department, commission, board, bureau, agency, court or instrumentality, domestic or foreign; governmental priorities, regulations or orders affecting allocation of materials, facilities or a completed Aircraft; war, civil war or warlike operations, terrorism, insurrection or riots; failure of transportation; strikes or labor troubles causing cessation, slow down or interruption of work; delay in obtaining any airworthiness or type certification; inability after due and timely diligence to procure materials, accessories, equipment or parts; general hindrance in transportation; or failure of a subcontractor or Supplier to furnish materials, components, accessories, equipment or parts; (ii) any delay caused directly or indirectly by the action or inaction of the Buyer; and (iii) delay in delivery or otherwise in the performance of this Agreement by the Seller due in whole or in part to any delay in or failure of the delivery of, or any other event or circumstance relating to, the Propulsion Systems or Buyer Furnished Equipment.

10.2

Consequences of Excusable Delay

10.2.1	If an Excusable Delay occurs the Seller will

(i)	notify the Buyer of such Excusable Delay as soon as practicable after becoming aware of the same;

(ii)	not be deemed to be in default in the performance of its obligations hereunder as a result of such Excusable Delay;

(iii)	not be responsible for any damages arising from or in connection with such Excusable Delay suffered or incurred by the Buyer;

(iv)

as soon as practicable after the removal of the cause of such Excusable Delay resume performance of its obligations under this Agreement and in particular will notify the Buyer of the revised Scheduled Delivery Month.

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10.3	Termination on Excusable Delay

10.3.1

If any Delivery is delayed as a result of an Excusable Delay for a period of more than twelve (12) months after the last day of the Scheduled Delivery Month, then either party may terminate this Agreement with respect to the affected Aircraft, by giving written notice to the other party within thirty (30) days after the expiration of such twelve (12) month period. However, the Buyer will not be entitled to terminate this Agreement pursuant to this Clause 10.3.1 if the Excusable Delay is caused directly or indirectly by the action or inaction of the Buyer.

10.3.2

If the Seller advises the Buyer in its notice of a revised Scheduled Delivery Month pursuant to Clause 10.2.1(iv) that there will be a delay in Delivery of an Aircraft of more than twelve (12) months after the last day of the Scheduled Delivery Month, then either party may terminate this Agreement with respect to the affected Aircraft. Termination will be made by giving written notice to the other party within thirty (30) days after the Buyer’s receipt of the notice of a revised Scheduled Delivery Month. However, the Buyer will not be entitled to terminate this Agreement pursuant to this Clause 10.3.2 if the Excusable Delay is caused directly or indirectly by the action or inaction of the Buyer.

10.3.3

If this Agreement is not terminated under the terms of Clause 10.3.1 or 10.3.2, then the Seller will be entitled to reschedule Delivery. The Seller will notify the Buyer of the new Scheduled Delivery Month after the thirty (30) day period referred to in Clause 10.3.1 or 10.3.2, and this new Scheduled Delivery Month will be deemed to be an amendment to the applicable Scheduled Delivery Month in Clause 9.1.1.

10.4

Total Loss, Destruction or Damage

If, prior to Delivery, any Aircraft is lost, destroyed or in the reasonable opinion of the Seller is damaged beyond economic repair (“Total Loss”), the Seller will notify the Buyer to this effect within thirty (30) days of such occurrence. The Seller will include in said notification (or as soon after the issue of the notice as such information becomes available to the Seller) the earliest date consistent with the Seller’s other commitments and production capabilities that an aircraft to replace the Aircraft may be delivered to the Buyer and the Scheduled Delivery Month will be extended as specified in the Seller’s notice to accommodate the delivery of the replacement aircraft; provided, however, that if the Scheduled Delivery Month is extended to a month that is later than twelve (12) months after the last day of the original Scheduled Delivery Month then this Agreement will terminate with respect to said Aircraft unless:

(i)

the Buyer notifies the Seller within thirty (30) days of the date of receipt of the Seller’s notice that it desires the Seller to provide a replacement aircraft during the month quoted in the Seller’s notice; and

(ii)	the parties execute an amendment to this Agreement recording the change in the Scheduled Delivery Month.

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Nothing herein will require the Seller to manufacture and deliver a replacement aircraft if such manufacture would require the reactivation of its production line for the model or series of aircraft that includes the Aircraft. Any termination pursuant to this Clause 10.4 as to a particular Aircraft will discharge the obligations and liabilities of the parties hereunder with respect to such Aircraft.

10.5

Remedies

THIS CLAUSE 10 SETS FORTH THE SOLE AND EXCLUSIVE REMEDY OF THE BUYER FOR DELAYS IN DELIVERY OR FAILURE TO DELIVER, OTHER THAN SUCH DELAYS AS ARE COVERED BY CLAUSE 11, AND THE BUYER HEREBY WAIVES ALL RIGHTS TO WHICH IT WOULD OTHERWISE BE ENTITLED IN RESPECT THEREOF, INCLUDING, WITHOUT LIMITATION, ANY RIGHTS TO INCIDENTAL AND CONSEQUENTIAL DAMAGES OR SPECIFIC PERFORMANCE. THE BUYER WILL NOT BE ENTITLED TO CLAIM THE REMEDIES AND RECEIVE THE BENEFITS PROVIDED IN THIS CLAUSE 10 WHERE THE DELAY REFERRED TO IN THIS CLAUSE 10 IS CAUSED BY THE NEGLIGENCE OR FAULT OF THE BUYER OR ITS REPRESENTATIVES.

11 -

INEXCUSABLE DELAY

11.1

Liquidated Damages

Should an Aircraft not be Ready for Delivery after the last day of the Scheduled Delivery Month (as such month may be changed pursuant to Clauses 2, 7 or 10) and such delay is not as a result of an Excusable Delay or Total Loss, then such delay will be termed an “Inexcusable Delay.” In the event of an Inexcusable Delay, the Buyer will have the right to claim, and the Seller will pay the Buyer liquidated damages of [...***...] for each day of delay in the Delivery [...***...]

In no event will the amount of liquidated damages exceed the total of [...***...].

The Buyer’s right to liquidated damages in respect of an Aircraft is conditioned on the Buyer’s submitting a written claim for liquidated damages to the Seller not later than thirty (30) days after the last day of the Scheduled Delivery Month.

11.2

Renegotiation

If, as a result of an Inexcusable Delay, Delivery does not occur within six (6) months after the last day of the Scheduled Delivery Month the Buyer will have the right, exercisable by written notice to the Seller given between fifteen (15) days and thirty (30) days after lapse of such six (6) month period, to require from the Seller a renegotiation of the Scheduled Delivery Month for the affected

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Aircraft. Unless otherwise agreed between the Seller and the Buyer during such renegotiation, the said renegotiation will not prejudice Buyer’s right to receive liquidated damages in accordance with Clause 11.1.

11.3

Termination

If, as a result of an Inexcusable Delay, Delivery does not occur within twelve (12) months after the last day of the Scheduled Delivery Month and the parties have not renegotiated the Delivery Date pursuant to Clause 11.2, then both parties will have the right exercisable by written notice to the other party, given between one (1) and sixty (60) days after the lapse of such twelve (12) month period, to terminate this Agreement in respect of the affected Aircraft. In the event of termination, neither party will have any claim against the other, except that the Seller will pay to the Buyer any amounts due pursuant to Clause 11.1 and will pay the Buyer an amount equal to the Predelivery Payments received from the Buyer hereunder in respect of the Aircraft as to which this Agreement has been terminated.

11.4

Remedies

THIS CLAUSE 11 SETS FORTH THE SOLE AND EXCLUSIVE REMEDY OF THE BUYER FOR DELAYS IN DELIVERY OR FAILURE TO DELIVER, OTHER THAN SUCH DELAYS AS ARE COVERED BY CLAUSE 10, AND THE BUYER HEREBY WAIVES ALL RIGHTS TO WHICH IT WOULD OTHERWISE BE ENTITLED IN RESPECT THEREOF, INCLUDING WITHOUT LIMITATION ANY RIGHTS TO INCIDENTAL AND CONSEQUENTIAL DAMAGES OR SPECIFIC PERFORMANCE. THE BUYER WILL NOT BE ENTITLED TO CLAIM THE REMEDIES AND RECEIVE THE BENEFITS PROVIDED IN THIS CLAUSE 11 WHERE THE DELAY REFERRED TO IN THIS CLAUSE 11 IS CAUSED BY THE NEGLIGENCE OR FAULT OF THE BUYER OR ITS REPRESENTATIVES.

12.

WARRANTIES AND SERVICE LIFE POLICY

12.1

Warranty

12.1.1	Nature of Warranty

Subject to the limitations and conditions hereinafter provided, and except as provided in Clause 12.1.2, the Seller warrants to the Buyer that Aircraft and each Warranted Part will at the time of Delivery to the Buyer be free from defects:

(i)	in material,

(ii)	in workmanship, including, without limitation, processes of manufacture,

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(iii)	in design (including, without limitation, selection of materials) having regard to the state of the art at the date of such design, and

(iv)	arising from failure to conform to the Specification, except as to those portions of the Specification that are expressly stated in the Specification to be estimates or approximations or design aims.

For the purposes of this Agreement, the term “Warranted Part” will mean any Seller proprietary component, equipment, software, or part, that (a) is installed on an Aircraft at Delivery, (b) is manufactured to the detail design of the Seller or a subcontractor of the Seller and (c) bears a manufacturers part number at the time of Delivery.

12.1.2	Exclusions

The warranties set forth in Clause 12.1.1 will not apply to Buyer Furnished Equipment, Propulsion Systems, or to any component, accessory, equipment or part purchased by the Buyer that is not a Warranted Part, provided, however, that:

(i)

any defect in the Seller’s workmanship in respect of the installation of such items in the Aircraft, including any failure by the Seller to conform to the installation instructions of the manufacturers of such items that invalidates any applicable warranty from such manufacturers, will constitute a defect in workmanship for the purpose of this Clause 12.1 and be covered by the warranty set forth in Clause 12.1.1(ii), and

(ii)

any defect inherent in the Seller’s design of the installation, considering the state of the art at the date of such design, that impairs the use of such items will constitute a defect in design for the purposes of this Clause 12.1 and be covered by the warranty set forth in Clause 12.1.1(iii).

12.1.3	Warranty Periods

The warranties described in Clauses 12.1.1 and 12.1.2 hereinabove will be limited to those defects that become apparent within [***] (each the “Warranty Period”).

12.1.4	Limitations of Warranty

12.1.4.1

The Buyer’s remedy and the Seller’s obligation and liability under Clauses 12.1.1 and 12.1.2 are limited to, at the Seller’s expense and option, the repair, replacement or correction (to include, in the case of software, supply of a comparable product with equivalent function) of any defective Warranted Part. The Seller may elect to effect such repair, replacement or correction by supplying modification kits designed to rectify the defect or by furnishing a credit to the Buyer for the future purchase of goods and services (not including Aircraft) equal

***   Confidential Treatment Requested

to the price at which the Buyer is then entitled to acquire a replacement for the defective Warranted Part.

12.1.4.2

If the Seller corrects a defect covered by Clause 12.1.1(iii) that becomes apparent within the Warranty Period, on the Buyer’s written request the Seller will correct any such defect of the same type in any Aircraft that has not already been delivered to the Buyer. The Seller will not be responsible for, nor deemed to be in default on account of any delay in Delivery of any Aircraft or otherwise, in respect of performance of this Agreement, due to the Seller’s undertaking to make such correction. Alternatively, the Buyer and the Seller may agree to deliver such Aircraft with subsequent correction of the defect by the Buyer at the Seller’s expense, or the Buyer may elect to accept Delivery and thereafter file a Warranty Claim as though the defect had become apparent immediately after Delivery of such Aircraft.

12.1.5	Cost of Inspection

12.1.5.1

In addition to the remedies set forth in Clauses 12.1.4.1 and 12.1.4.2, the Seller will reimburse the direct labor costs incurred by the Buyer in performing inspections of the Aircraft that are conducted:

(i)	to determine whether a defect exists in any Warranted Part within the Warranty Period or

(ii)	pending the Seller’s provision of a corrective technical solution.

12.1.5.2	The Seller’s liability under Clause 12.1.5.1 is subject to the following conditions:

(i)	Such inspections are not otherwise recommended in a Seller Service Bulletin to be performed within the Warranty Period;

(ii)	Such inspections are not performed in lieu of corrective action that has been provided by the Seller prior to the dates of such inspection;

(iii)	the labor rate for the reimbursements will be the In-house Warranty Labor Rate, and

(iv)	the hours used to determine such reimbursement will not exceed the Seller’s estimate of the hours required for such inspections.

12.1.6	Warranty Claim Requirements

The Buyer’s remedy and the Seller’s obligation and liability under this Clause 12.1 with respect to each claimed defect are subject to the following conditions:

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(i)	the defect has become apparent within the Warranty Period,

(ii)

the Buyer has submitted to the Seller evidence reasonably satisfactory to the Seller that (i) the claimed defect is due to a matter covered under the provisions of this Clause 12, and (ii) that such defect did not result from any act or omission of the Buyer, including but not limited to, any failure to operate and maintain the affected Aircraft or part thereof in accordance with the standards set forth in Clause 12.1.11 or from any act or omission of any third party;

(iii)

the Buyer returns the Warranted Part claimed to be defective to the repair facilities designated by the Seller as soon as practicable, unless the Buyer elects to repair a defective Warranted Part in accordance with the provisions of Clause 12.1.8; and

(iv)	the Seller’s receives a Warranty Claim complying with the provisions of Clause 12.1.7(v).

12.1.7	Warranty Administration

The warranties set forth in this Clause 12.1 will be administered as hereinafter provided:

(i)	Claim Determination

Determination by the Seller as to whether any claimed defect in any Warranted Part is a valid Warranty Claim will be made by the Seller and will be based on claim details, reports from the Seller’s regional representative, historical data logs, inspections, tests, findings during repair, defect analysis and other relevant documents and information.

(ii)	Transportation Costs

The cost of transporting a Warranted Part claimed to be defective to the facilities designated by the Seller will be borne by the Buyer.

(iii)	On-Aircraft Work by the Seller

If either (a) the Seller determines that a defect subject to this Clause 12.1 requires the dispatch by the Seller of a Seller’s working team to the Buyer’s facilities, to repair or correct such defect through implementation of one or more Seller’s Service Bulletins, or (b) the Seller accepts the return of an Aircraft to perform or have performed a repair or correction, then, the labor costs for such on-Aircraft work will be borne by the Seller at the In-House Warranty Labor Rate.

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On-Aircraft work by the Seller will be undertaken only if, in the Seller’s opinion, the work requires the Seller’s technical expertise. In such case, the Seller and the Buyer will agree on a schedule and place for the work to be performed.

(iv)	Return of an aircraft

If the Buyer desires to return an Aircraft to the Seller for consideration of a Warranty Claim, the Buyer will notify the Seller of its intention to do so, and the Seller will, prior to such return, have the right to inspect such Aircraft, and without prejudice to the Seller’s rights hereunder, to repair such Aircraft either at the Buyer’s facilities or at another place acceptable to the Seller. Delivery of any Aircraft by the Buyer to the Seller and return of such Aircraft to the Buyer’s facilities will be at the Buyer’s expense.

(v)	Warranty Claim Substantiation

For each claim under this Clause 12.1 the Buyer will give written notice (a “Warranty Claim”) to the Seller that contains at least the data listed below with respect to an Aircraft or Warranted Part, as applicable.  The Buyer will deliver the Warranty Claim within ninety (90) days of discovering each defect giving rise to a claim by the Buyer under this Clause 12.

The minimum data to be supplied are as follows:

(a)	Description of the defect and any action taken,

(b)	Date of incident and/or removal,

(c)	Description of the Warranted Part claimed to be defective.

(d)	Part number,

(e)	Serial number (if applicable),

(f)	Position on Aircraft, according to Catalog Sequence Number of the Illustrated Parts Catalog, Component Maintenance Manual or Structural Repair Manual as applicable,

(g)	Total flying hours or calendar times, as applicable, at the date of appearance of a defect,

(h)	Time since last shop visit at the date of appearance of defect,

(i)	Manufacturer’s serial number or “MSN” of the Aircraft and/or its registration number,

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(j)	Aircraft total flying hours and/or number of landings at the date of appearance of defect,

(k)	Claim number,

(l)	Date of claim and

(m)	Date of Delivery of an Aircraft to the Buyer.

Warranty Claims are to be addressed as follows:

AIRBUS
CUSTOMER SERVICES DIRECTORATE
WARRANTY ADMINISTRATION
ROND-POINT MAURICE BELLONTE
B.P. 33
F-31707 BLAGNAC CEDEX
FRANCE

(vi)	Replacements

Replaced components, equipment, accessories or parts will become the Seller’s property.

Title to and risk of loss of any Aircraft, component, accessory, equipment or part returned by the Buyer to the Seller will at all times remain with the Buyer, except that (i) when the Seller has possession of a returned Aircraft, component, accessory, equipment or part to which the Buyer has title, the Seller will have such responsibility therefor as is chargeable by law to a bailee for hire, but the Seller will not be liable for loss of use, and (ii) title to and risk of loss of a returned component, accessory, equipment or part will pass to the Seller on shipment by the Seller to the Buyer of any item furnished by the Seller to the Buyer as a replacement therefor. Upon the Seller’s shipment to the Buyer of any replacement component, accessory, equipment or part provided by the Seller pursuant to this Clause 12.1, title to and risk of loss of such replacement component, accessory, equipment or part will pass to the Buyer.

(vii)	Rejection

The Seller will provide reasonable written substantiation in case of rejection of a Warranty Claim. The Buyer will pay to the Seller reasonable inspection and test charges incurred by the Seller in connection with the investigation and processing of a rejected Warranty Claim.

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(viii)	Inspection

The Seller will have the right to inspect the affected Aircraft and documents and other records relating thereto in the event of any claim under this Clause 12.1.

12.1.8	In-house Warranty

(i)	Authorization

The Buyer is hereby authorized to repair Warranted Parts, subject to the terms of this Clause 12.1.8 (“In-house Warranty Repair”). When the estimated cost of an In-house Warranty Repair exceeds $ 15,000 (fifteen thousand US Dollars), the Buyer will notify the Resident Customer Support Representative, of its decision to perform any in-house repairs before such repairs are commenced. The Buyer’s notice will include sufficient detail regarding the defect, estimated labor hours and material to allow the Seller to ascertain the reasonableness of the estimate. The Seller will use reasonable efforts to ensure a prompt response and will not unreasonably withhold authorization.

(ii)	Conditions of Authorization

The Buyer will be entitled to the benefits under this Clause 12.1.8 for repair of Warranted Parts:

a.	if the Buyer complies with the terms of Clause 12.1.8(i);

b.	if adequate facilities and qualified personnel are available to the Buyer.

c.	provided that repairs are to be performed in accordance with the Seller’s written instructions set forth in applicable Technical Data; and

d.

only to the extent specified by the Seller, or, in the absence of the Seller’s specifying, to the extent reasonably necessary to correct the defect, in accordance with the standards set forth in Clause 12.1.11.

(iii)	Seller’s Rights

The Seller will have the right to require the return to Seller of any Warranted Part, or any part removed therefrom, that is claimed to be defective, if, in the Seller’s judgment, the nature of the claimed defect requires technical investigation. Such delivery will be subject to the provisions of Clause 12.1.7(ii).

The Seller will have the right to have a representative present during the disassembly, inspection and testing of any Warranted Part claimed to be defective.

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(iv)                                                                              In-house Warranty Claim Substantiation

Claims for In-house Warranty Repair credit must be submitted to the Seller no later than six (6) months following completion of such In-House Warrranty Repair and will comply with the requirements for Warranty Claims under Clause 12.1.6(v) and in addition will include:

(a)                                              a report of technical findings with respect to the defect,

(b)                                             for parts required to remedy the defect:

•	part numbers,
•	serial numbers (if applicable),
•	description of the parts,
•	quantity of parts,
•	unit price of parts,
•	copies of related Seller’s or third party’s invoices (if applicable),
•	total price of parts

(c)                                              detailed number of labor hours,

(d)                                             In-house Warranty Labor Rate, and

(e)                                              total claim value.

(v)                                                                                 Credit

                                                                                                The Buyer’s sole remedy, and the Seller’s sole obligation and liability, in respect of In-house Warranty Repair claims, will be a credit to the Buyer’s account.  Such credit will be equal to the sum of the direct labor cost expended in performing such repair, plus the direct cost of materials incorporated in the repair.  Such costs will be determined as set forth below.

(a)                                              To determine direct labor costs, only the manhours spent on removal from the Aircraft disassembly, inspection, repair, reassembly, and final inspection and test of the Warranted Part, and reinstallation thereof on the Aircraft will be counted.  The hours required for maintenance work  concurrently being carried out on the Aircraft or Warranted Part will not be included.

(b)                                                                                 The hours counted as set forth in Clause 12.1.8 (v)(a) above will be multiplied by the In-house Labor Rate, which is deemed to represent the Buyer’s composite average hourly labor rate (excluding all fringe benefits, premium time allowances, social security charges, business taxes and similar items) paid to the Buyer’s employees or to a third party that the Buyer has authorized to perform the repair, whose jobs, in both cases, are directly related to the performance of the repair. This labor rate is [...***...] at economic conditions prevailing in January 2007 (the “In-house Warranty Labor Rate”).

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                                                                                                The In-house Warranty Labor Rate is subject to adjustment annually by multiplying it by the ratio ECIn/ECIb.  For the purposes of this Clause 12.1.8(v) only, ECIn is equal to the Labor Index defined in the Seller Price Revision Formula.

(c)                                              Direct material costs are determined by the prices at which the Buyer acquired such material, excluding any parts and materials used for overhaul furnished free of charge by the Seller.

(vi)                                                                              Limitation on Credit

                                                                                                The Buyer will in no event be credited for repair costs (labor or material) for any Warranted Part if such repair costs exceed in the aggregate sixty-five percent (65%) of the Seller’s then-current catalog price for a replacement of such defective Warranted Part provided such replacement part is available for purchase.

                                                                                                The Seller will substantiate such Seller costs in writing on reasonable request by the Buyer.

(vii)                                                                           Scrapped Material

                                                                                                The Buyer may, with the agreement of the Seller’s Resident Customer Support Representative, scrap any defective Warranted Parts that are beyond economic repair and not required for technical evaluation.

                                                                                                If the Buyer does not obtain the agreement of the Seller’s Resident Customer Support Representative to scrap a Warranted Part immediately, the Buyer will retain such Warranted Part and any defective part removed from a Warranted Part during repair for a period of either one hundred and twenty (120) days after the date of completion of repair or sixty (60) days after submission of a claim for In-house Warranty Repair credit relating thereto, whichever is longer.  Such parts will be returned to the Seller  within thirty (30) days of receipt of the Seller’s request therefor, made within such retention periods.

                                                                                                A record of scrapped Warranted Parts, certified by an authorized representative of the Buyer, will be kept in the Buyer’s file for at least the duration of the Warranty Period.

(viii)                                                                        DISCLAIMER OF SELLER LIABILITY FOR BUYER’S REPAIR

                                                                                                THE SELLER WILL NOT BE LIABLE FOR, AND THE BUYER WILL INDEMNIFY THE SELLER AGAINST, THE CLAIMS OF ANY THIRD PARTIES FOR LOSSES DUE TO ANY DEFECT, NONCONFORMANCE OR PROBLEM OF ANY KIND, ARISING OUT OF OR IN CONNECTION WITH ANY REPAIR OF WARRANTED PARTS UNDERTAKEN BY THE BUYER

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UNDER THIS CLAUSE 12.1.8 OR ANY OTHER ACTIONS UNDERTAKEN BY THE BUYER UNDER THIS CLAUSE 12.1.8, WHETHER SUCH CLAIM IS ASSERTED IN CONTRACT OR IN TORT, OR IS PREMISED ON ALLEGED, ACTUAL, IMPUTED, ORDINARY OR INTENTIONAL ACTS OR OMISSIONS OF THE BUYER OR THE SELLER.

12.1.9                                                                  Warranty Transferability

                                                                                                Notwithstanding the provisions of Clause 20.1, the warranties provided for in this Clause 12.1 for any Warranted Part will accrue to the benefit of any airline in revenue service other than the Buyer, if the Warranted Part enters into the possession of any such airline as a result of a pooling agreement between such airline and the Buyer, in accordance with the terms and subject to the limitations and exclusions of the foregoing warranties and to applicable laws or regulations.

12.1.10                                                            Warranty for Corrected, Replacement or Repaired Warranted Parts

Whenever any Warranted Part that contains a defect for which the Seller is liable under this Clause 12.1 has been corrected, repaired or replaced pursuant to the terms hereof, the period of the Seller’s warranty with respect to such corrected, repaired or replacement Warranted Part, will be the remaining portion of the original warranty in respect of such corrected, repaired or replaced Warranted Part or twelve (12) months, whichever is longer.  If a defect is attributable to a defective repair or replacement by the Buyer, a Warranty Claim with respect to such defect will be rejected, notwithstanding any subsequent correction or repair, and will immediately terminate the remaining warranties under this Clause 12.1 in respect of the affected Warranted Part.

12.1.11                                                            Good Airline Operation - Normal Wear and Tear

The Buyer’s rights under this Clause 12.1 are subject to the Aircraft and each component, equipment, accessory and part thereof being maintained, overhauled, repaired and operated in accordance with good commercial airline practice, all technical documentation and any other instructions issued by the Seller, the Suppliers or the manufacturer of the Propulsion Systems and all applicable rules, regulations and directives of the relevant Aviation Authorities.

The Seller’s liability under this Clause 12.1 will not extend to normal wear and tear or to

(i)                                                                                     any Aircraft or component, equipment, accessory or part thereof that has been repaired, altered or modified after Delivery in a manner other than that approved by the Seller;

(ii)                                                                                  any Aircraft or component, equipment, accessory or part thereof that has been operated in a damaged state; or

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(iii)	any component, equipment, accessory or part from which the trademark, trade name, part or serial number or other identification marks have been removed.

12.2

Service Life Policy

12.2.1	Scope and Definitions

In addition to the warranties set forth in Clause 12.1, the Seller agrees that should a Failure occur in any Item (as these terms are defined below), then, subject to the general conditions and limitations set forth in Clause 12.2.4, the provisions of this Clause 12.2 will apply.

For the purposes of this Clause 12.2:

(i)

“Item” means any of the Seller components, equipment, accessories or parts listed in Exhibit C that are installed on an Aircraft at any time during the period of effectiveness of the Service Life Policy specified in Clause 12.2.2.

(ii)

“Failure” means any breakage of, or defect in, an Item that materially impairs the utility or safety of the Item, provided that any such breakage of, or defect in, such Item can reasonably be expected to occur on a fleetwide basis and did not result from any breakage or defect in any other Aircraft part or component or from any other extrinsic force.

The Seller’s obligations under this Clause 12.1.2 are referred to as the “Service Life Policy.”

12.2.2	Periods and Seller’s Undertaking

Subject to the general conditions and limitations set forth in Clause 12.2.4, the Seller agrees that if a Failure occurs in an Item [...***...] the Seller will, at its discretion, as promptly as practicable and for a price that reflects the Seller’s financial participation as hereinafter provided, either:

(i)	design and furnish to the Buyer a correction for such Item and provide any parts required for such correction (including Seller designed standard parts but excluding industry standard parts), or

(ii)	replace such Item.

12.2.3	Seller’s Participation in the Cost

Any part or Item or part that the Seller is required to furnish to the Buyer under this Service Life Policy will be furnished to the Buyer at the Seller’s current sales

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price therefor, less the Seller’s financial participation, which will be determined in accordance with the following formula:

	P =	C (N - T)
N

where

	P:	financial participation of the Seller,

	C:	the Seller’s then current sales price for the required Item or required Seller designed parts,

and

(i)	T:	total flying time in hours of the Aircraft since Delivery of the Aircraft in which the Item subject to a Failure was originally installed,
and

	N:	[...***...]

or

(ii)	T:	total number of flight cycles since Delivery that have been accumulated by the Aircraft in which the Item subject to a Failure was originally installed,
and

	N:	[...***...]

or,

(iii)	T:	total time in months since Delivery of the Aircraft in which the Item subject to a Failure was originally installed,
and

	N:	[...***...]

whichever of the foregoing clauses (i), (ii) and (iii) yields the lowest ratio of:

N - T
N

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12.2.4                                                                  General Conditions and Limitations

12.2.4.1                                                         Notwithstanding any provision of this Clause 12.2, during the Warranty Period, all Items will be covered by the provisions of Clause 12.1 of this Agreement and not by the provisions of this Clause 12.2.

12.2.4.2                                                         The Buyer’s remedies and the Seller’s obligations and liabilities under this Service Life Policy are subject to the following conditions:

(i)                                                                                     The Buyer maintains log books and other historical records with respect to each Item adequate to enable the Seller to determine whether the alleged Failure is covered by this Service Life Policy and, if so, to define the portion of the cost to be borne by the Seller in accordance with Clause 12.2.3.

(ii)                                                                                  The Buyer keeps the Seller informed of any significant incidents relating to an Aircraft, howsoever occurring or recorded.

(iii)                                                                               The Buyer complies with the conditions of Clause 12.1.11.

(iv)                                                                              The Buyer implements specific structural inspection programs for monitoring purposes as may be established from time to time by the  Seller.  Such programs will be, to the extent possible, compatible with the Buyer’s operational requirements and will be carried out at the Buyer’s expense, reports relating thereto to be regularly furnished to the Seller.

(v)                                                                                 The Buyer reports in writing any breakage or defect to the Seller within sixty (60) days after any breakage or defect in an Item becomes apparent, whether or not the breakage or defect can reasonably be expected to occur in any other Aircraft, and the Buyer provides the Seller with sufficient detail about the breakage or defect to enable the Seller to determine whether said breakage or defect is subject to this Service Life Policy.

12.2.4.3                                                         Except as otherwise provided in this Clause 12.2, any claim under this Service Life Policy will be administered as provided in, and will be subject to the terms and conditions of, Clause 12.1.6.

12.2.4.4                                                         If the Seller has issued a service bulletin modification applicable to an Aircraft, the purpose of which is to avoid a Failure, the Seller may elect to supply the necessary modification kit free of charge or under a pro rata formula established by the Seller.  If such a kit is so offered to the Buyer, then, in respect of such Failure and any Failures that could ensue therefrom, the validity of the Seller’s commitment under this Clause 12.2 will be subject to the Buyer’s incorporating such modification in the relevant Aircraft, within a reasonable time, in accordance with the Seller’s instructions.

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12.2.4.5                                                         THIS SERVICE LIFE POLICY IS NEITHER A WARRANTY, PERFORMANCE GUARANTEE, NOR AN AGREEMENT TO MODIFY ANY AIRCRAFT OR AIRFRAME COMPONENTS TO CONFORM TO NEW DEVELOPMENTS OCCURRING IN THE STATE OF AIRFRAME DESIGN AND MANUFACTURING ART.  THE SELLER’S OBLIGATION UNDER THIS CLAUSE 12.2 IS TO MAKE ONLY THOSE CORRECTIONS TO THE ITEMS OR FURNISH REPLACEMENTS THEREFOR AS PROVIDED IN THIS CLAUSE 12.2. THE BUYER’S SOLE REMEDY AND RELIEF FOR THE NONPERFORMANCE OF ANY OBLIGATION OR LIABILITY OF THE SELLER ARISING UNDER OR BY VIRTUE OF THIS SERVICE LIFE POLICY WILL BE IN A CREDIT FOR GOODS AND SERVICES, LIMITED TO THE AMOUNT THE BUYER REASONABLY EXPENDS IN PROCURING A CORRECTION OR REPLACEMENT FOR ANY ITEM THAT IS THE SUBJECT OF A FAILURE COVERED BY THIS SERVICE LIFE POLICY AND TO WHICH SUCH NONPERFORMANCE IS RELATED, LESS THE AMOUNT THAT THE BUYER OTHERWISE WOULD HAVE BEEN REQUIRED TO PAY UNDER THIS CLAUSE 12.2 IN RESPECT OF SUCH CORRECTED OR REPLACEMENT ITEM.  WITHOUT LIMITING THE EXCLUSIVITY OF WARRANTIES AND GENERAL LIMITATIONS OF LIABILITY PROVISIONS SET FORTH IN CLAUSE 12.5, THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL CLAIMS TO ANY FURTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, INCLUDING LOSS OF PROFITS AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES, ARISING UNDER OR BY VIRTUE OF THIS SERVICE LIFE POLICY.

12.3                                                                                 Supplier Warranties and Service Life Policies

12.3.1                                                                  Seller’s Support

Before Delivery of the first Aircraft of each type, the Seller will provide the Buyer with the warranties and service life policies that the Seller has obtained pursuant to the Supplier Product Support Agreements for each respective Aircraft type.

12.3.2                                                                  Supplier’s Default

12.3.2.1                                                          If any Supplier under any warranty referred to in Clause 12.3.1 defaults in the performance of any material obligation under such warranty with respect to a Supplier Part and the Buyer submits reasonable evidence, within a reasonable time, that such default has occurred, then Clause 12.1 of this Agreement will apply to the extent it would have applied had such Supplier Part been a Warranted Part, to the extent the Seller can reasonably perform said Supplier’s obligations, except that the Supplier’s warranty period indicated in the Supplier Product Support Agreements will apply.

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12.3.2.2                                                         If any Supplier under any Supplier service life policy referred to in to Clause 12.3.1 defaults in the performance of any material obligation under such service life policy, and (i) the Buyer has used its best reasonable efforts to enforce its rights under such service life policy, and (ii) the Buyer submits within reasonable time to the Seller reasonable evidence that such default has occurred, then Clause 12.2 of this Agreement will apply to the extent the same would have applied had such component, equipment, accessory or part been listed in Exhibit C hereto, to the extent that the Seller can reasonably perform said Supplier’s service life policy.

12.3.2.3                                                         At the Seller’s request, the Buyer will assign to the Seller, and the Seller will be subrogated to, all of the Buyer’s rights against the relevant Supplier with respect to, and arising by reason of, such default and the Buyer will provide reasonable assistance to enable the Seller to enforce the rights so assigned.

12.4                                                                           Interface Commitment

12.4.1                                                                  Interface Problem

If the Buyer experiences any technical problem in the operation of an Aircraft or its systems due to a malfunction, the cause of which, after due and reasonable investigation, is not readily identifiable by the Buyer, but which the Buyer reasonably believes to be attributable to the design characteristics of one or more components of the Aircraft (an “Interface Problem”), the Seller will, if requested by the Buyer, and without additional charge to the Buyer, except for transportation of the Seller’s or its designee’s personnel to the Buyer’s facilities, promptly conduct or have conducted an investigation and analysis of such problem to determine, if possible, the cause or causes of the problem and to recommend such corrective action as may be feasible.  The Buyer will furnish to the Seller all data and information in the Buyer’s possession relevant to the Interface Problem and will cooperate with the Seller in the conduct of the Seller’s investigations and such tests as may be required. At the conclusion of such investigation the Seller will promptly advise the Buyer in writing of the Seller’s opinion as to the cause or causes of the Interface Problem and the Seller’s recommendations as to corrective action.

12.4.2                                                                  Seller’s Responsibility

If the Seller determines that the Interface Problem is primarily attributable to the design of a Warranted Part, the Seller will, if requested by the Buyer, correct the design of such Warranted Part pursuant to the terms and conditions of Clause 12.1.

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12.4.3                                                                  Supplier’s Responsibility

If the Seller determines that the Interface Problem is primarily attributable to the design of any Supplier Part, the Seller will at the Buyer’s request, reasonably assist the Buyer in processing any warranty claim the Buyer may have against the manufacturer of such Supplier Part.

12.4.4                                                                  Joint Responsibility

If the Seller determines that the Interface Problem is attributable partially to the design of a Warranted Part and partially to the design of any Supplier Part, the Seller will, if requested by the Buyer, seek a solution to the Interface Problem through cooperative efforts of the Seller and any Supplier involved.  The Seller will promptly advise the Buyer of any corrective action proposed by the Seller and any such Supplier.  Such proposal will be consistent with any then existing obligations of the Seller hereunder and of any such Supplier to the Buyer.  Such corrective action, unless reasonably rejected by the Buyer, will constitute full satisfaction of any claim the Buyer may have against either the Seller or any such Supplier with respect to such Interface Problem.

12.4.5                                                                  General

12.4.5.1                                                         All requests under this Clause 12.4 will be directed both to the Seller and to the affected Suppliers.

12.4.5.2                                                         Except as specifically set forth in this Clause 12.4, this Clause 12.4 will not be deemed to impose on the Seller any obligations not expressly set forth elsewhere in this Agreement.

12.4.5.3                                                         All reports, recommendations, data and other documents furnished by the Seller to the Buyer pursuant to this Clause 12.4 will be deemed to be delivered under this Agreement and will be subject to the terms, covenants and conditions set forth in this Clause 12 and in Clause 22.9.

12.5                                                                           Exclusivity of Warranties

THIS CLAUSE 12 SETS FORTH THE EXCLUSIVE WARRANTIES, EXCLUSIVE LIABILITIES AND EXCLUSIVE OBLIGATIONS OF THE SELLER, AND THE EXCLUSIVE REMEDIES AVAILABLE TO THE BUYER, WHETHER UNDER THIS AGREEMENT OR OTHERWISE, ARISING FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART, SOFTWARE, DATA OR SERVICE DELIVERED BY THE SELLER UNDER THIS AGREEMENT.

THE BUYER RECOGNIZES THAT THE RIGHTS, WARRANTIES AND REMEDIES IN THIS CLAUSE 12 ARE ADEQUATE AND SUFFICIENT TO PROTECT THE BUYER FROM ANY DEFECT OR NONCONFORMITY OR

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PROBLEM OF ANY KIND IN THE GOODS AND SERVICES SUPPLIED UNDER THIS AGREEMENT.  THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES OF THE SELLER AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, WHETHER EXPRESS OR IMPLIED BY CONTRACT, TORT, OR STATUTORY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMITY OR DEFECT OR PROBLEM OF ANY KIND IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART, SOFTWARE, DATA OR SERVICE DELIVERED BY THE SELLER UNDER THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO:

(1)                                                                                  ANY IMPLIED WARRANTY OF MERCHANTABILITY AND/OR FITNESS FOR ANY GENERAL OR PARTICULAR PURPOSE;

(2)                                                                                  ANY IMPLIED OR EXPRESS WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

(3)                                                                                  ANY RIGHT, CLAIM OR REMEDY FOR BREACH OF CONTRACT;

(4)                                                                                  ANY RIGHT, CLAIM OR REMEDY FOR TORT, UNDER ANY THEORY OF LIABILITY, HOWEVER ALLEGED, INCLUDING, BUT NOT LIMITED TO, ACTIONS AND/OR CLAIMS FOR NEGLIGENCE, GROSS NEGLIGENCE, INTENTIONAL ACTS, WILLFUL DISREGARD, IMPLIED WARRANTY, PRODUCT LIABILITY, STRICT LIABILITY OR FAILURE TO WARN;

(5)                                                                                  ANY RIGHT, CLAIM OR REMEDY ARISING UNDER THE UNIFORM COMMERCIAL CODE OR ANY OTHER STATE OR FEDERAL STATUTE;

(6)                                                                                  ANY RIGHT, CLAIM OR REMEDY ARISING UNDER ANY REGULATIONS OR STANDARDS IMPOSED BY ANY INTERNATIONAL, NATIONAL, STATE OR LOCAL STATUTE OR AGENCY;

(7)                                                                                  ANY RIGHT, CLAIM OR REMEDY TO RECOVER OR BE COMPENSATED FOR:

(a)                                  LOSS OF USE OR REPLACEMENT OF ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THIS AGREEMENT;

(b)                                 LOSS OF, OR DAMAGE OF ANY KIND TO, ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THIS AGREEMENT;

(c)                                  LOSS OF PROFITS AND/OR REVENUES;

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(d)                                 ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGE.

THE WARRANTIES AND SERVICE LIFE POLICY PROVIDED BY THIS AGREEMENT WILL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY THE SELLER AND THE BUYER.  IN THE EVENT THAT ANY PROVISION OF THIS CLAUSE 12 SHOULD FOR ANY REASON BE HELD UNLAWFUL, OR OTHERWISE UNENFORCEABLE, THE REMAINDER OF THIS CLAUSE 12 WILL REMAIN IN FULL FORCE AND EFFECT.

FOR THE PURPOSE OF THIS CLAUSE 12.5, “SELLER” WILL BE UNDERSTOOD TO INCLUDE THE SELLER, ITS AFFILIATES AND SUPPLIERS.

12.6                                                                           Duplicate Remedies

The remedies provided to the Buyer under Clause 12.1 and Clause 12.2 as to any defect in respect of the Aircraft or any part thereof are mutually exclusive and not cumulative.  The Buyer will be entitled to the remedy that provides the maximum benefit to it, as the Buyer may elect, pursuant to the terms and conditions of this Clause 12 for any particular defect for which remedies are provided under this Clause 12; provided, however, that the Buyer will not be entitled to elect a remedy under both Clause 12.1 and Clause 12.2 for the same defect.  The Buyer’s rights and remedies herein for the nonperformance of any obligations or liabilities of the Seller arising under these warranties will be in monetary damages limited to the amount the Buyer expends in procuring a correction or replacement for any covered part subject to a defect or nonperformance covered by this Clause 12, and the Buyer will not have any right to require specific performance by the Seller.

12.7                                                                           Transferability

The Buyer’s rights under this Clause 12 may not be assigned, sold, transferred, novated or otherwise alienated by operation of law or otherwise, without the Seller’s prior written consent.  Any assignment, sale, transfer or novation in violation of this Clause 12.7 will, as to the Aircraft involved, immediately void the rights and warranties of the Buyer under this Clause 12 and any and all other warranties that might arise under or be implied in law, or otherwise.

12.8                                                                           Negotiated Agreement

                                                                                                The Parties each acknowledge that:

(i)                                                                                     the Specification has been agreed upon after careful consideration by the Buyer using its judgment as a professional operator of, and maintenance provider with respect to, aircraft used in public transportation and as such is a professional within the same industry as the Seller;

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(ii)                           this Agreement, and in particular this Clause 12, has been the subject of discussion and negotiation and is fully understood  by the Buyer; and

(iii)                          the price of the Aircraft and the other mutual agreements of the Buyer set forth in this Agreement were arrived at in consideration of, inter alia, the provisions of this Clause 12, specifically including the Exclusivity of Warranties set forth in Clause 12.5.

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APPENDIX A TO CLAUSE 16

13 -                                         PATENT AND COPYRIGHT INDEMNITY

13.1                        Indemnity

13.1.1                      Subject to the provisions of Clause 13.2.3, the Seller will indemnify the Buyer from and against any damages, costs and expenses including reasonable legal costs (excluding damages, costs, expenses, loss of profits and other liabilities in respect of or resulting from loss of use of the Aircraft) resulting from any infringement or claim of infringement by the Airframe or any part or software installed therein at Delivery of

(i)                            any British, French, German, Spanish or U.S. patent; and

(ii)                           any patent issued under the laws of any other country in which the Buyer may lawfully operate the Aircraft, provided that from the time of design of such Airframe or any part or software installed therein at Delivery and until infringement claims are resolved, the country of the patent and the flag country of the Aircraft are both parties to:

(1)               the Chicago Convention on International Civil Aviation of December 7, 1944, and are each fully entitled to all benefits of Article 27 thereof, or,

(2)               the International Convention for the Protection of Industrial Property of March 20, 1883 (the “Paris Convention”); and

(iii)                          in respect of computer software installed on the Aircraft, any copyright, provided that the Seller’s obligation to indemnify will be limited to infringements in countries which, at the time of design, are members of The Berne Union and recognize computer software as a “work” under the Berne Convention.

13.1.2                      Clause 13.1.1 will not apply to

(i)                            Buyer Furnished Equipment;

(ii)                           the Propulsion Systems;

(iii)                          Supplier Parts; or

(iv)                          software not developed by the Seller.

13.1.3                      If the Buyer, due to circumstances contemplated in Clause 13.1.1, is prevented from using the Aircraft (whether by a valid judgment of a court of competent jurisdiction or by a settlement arrived at among the claimant, the Seller and the Buyer), the Seller will at its expense either

(i)                            procure for the Buyer the right to use the affected Airframe, part or software free of charge; or

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(ii)                           replace the infringing part or software as soon as possible with a non-infringing substitute.

13.2                         Administration of Patent and Copyright Indemnity Claims

13.2.1                      If the Buyer receives a written claim or a suit is threatened or begun against the Buyer for infringement of a patent or copyright referred to in Clause 13.1, the Buyer will

(i)                            forthwith notify the Seller, giving particulars thereof;

(ii)                           furnish to the Seller all data, papers and records within the Buyer’s control or possession relating to such patent or claim;

(iii)                          refrain from admitting any liability or making any payment, or assuming any expenses, damages, costs or royalties, or otherwise acting in a manner prejudicial to the defense or denial of the suit or claim, it being agreed that nothing in this Clause 13.2.1(iii) will prevent the Buyer from paying the sums that may be required to obtain the release of the Aircraft, provided that payment is accompanied by a denial of liability and is made without prejudice;

(iv)                          fully cooperate with, and render all assistance to, the Seller as may be pertinent to the defense or denial of the suit or claim; and

(v)                           act to mitigate damages and/or to reduce the amount of royalties that may be payable, and act to minimize costs and expenses.

13.2.2                      The Seller will be entitled either in its own name or on behalf of the Buyer to conduct negotiations with the party or parties alleging infringement and may assume and conduct the defense or settlement of any suit or claim in the manner that, in the Seller’s opinion, it deems proper.

13.2.3                      The Seller’s liability hereunder will be conditioned on the strict and timely compliance by the Buyer with the terms of this Clause 13 and is in lieu of any other liability to the Buyer, whether express or implied, which the Seller might incur at law as a result of any infringement or claim of infringement of any patent or copyright.

THE INDEMNITY PROVIDED IN THIS CLAUSE 13 AND THE OBLIGATIONS AND LIABILITIES OF THE SELLER UNDER THIS CLAUSE 13 ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER INDEMNITIES, WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES ON THE PART OF THE SELLER AND RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE (INCLUDING WITHOUT

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LIMITATION ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY ARISING FROM OR WITH RESPECT TO LOSS OF USE OR REVENUE OR CONSEQUENTIAL DAMAGES), WITH RESPECT TO ANY ACTUAL OR ALLEGED PATENT INFRINGEMENT OR THE LIKE BY ANY AIRFRAME, PART OR SOFTWARE INSTALLED THEREIN AT DELIVERY, OR THE USE OR SALE THEREOF, PROVIDED THAT, IN THE EVENT THAT ANY OF THE AFORESAID PROVISIONS SHOULD FOR ANY REASON BE HELD UNLAWFUL OR OTHERWISE INEFFECTIVE, THE REMAINDER OF THIS CLAUSE WILL REMAIN IN FULL FORCE AND EFFECT.  THIS INDEMNITY AGAINST PATENT AND COPYRIGHT INFRINGEMENTS WILL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY THE SELLER AND THE BUYER.

14 -                          TECHNICAL DATA AND SOFTWARE SERVICES

This Clause sets forth the terms and conditions for the supply of technical data (“Technical Data”) and software services (“Software Services”).

14.1                         Technical Data

14.1.1                      The Technical Data shall be supplied in the English language using aeronautical terminology in common use.

14.1.2                      Range, form, type, format, ATA/non-ATA compliance, revision and quantity and delivery schedule of the Technical Data for the A330-200 Aircraft to be provided are covered in Exhibit F1.

Range, type, format, ATA/non-ATA compliance, revision and quantity and delivery schedule of the Technical Data for the A350XWB-800 Aircraft to be provided are covered in Exhibit F2.

14.1.3                      The Buyer shall not receive credit or compensation for any partially used or unused Technical Data provided pursuant to this Clause 14.

14.2                         Aircraft Identification for Technical Data

For those Technical Data that are customized to the Buyer’s Aircraft, the Buyer agrees to the allocation of fleet serial numbers (the “FSNs”) in the form of block of numbers selected in the range from 001 to 999.

The sequence shall be interrupted only if two (2) or more different Propulsion Systems or different Aircraft models are selected.

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                                                                                                The Buyer shall indicate to the Seller the FSNs corresponding to the Aircraft as listed in Clause 9.1.1 of this Agreement within forty-five (45) days after execution of this Agreement.  The allocation of FSNs to such Aircraft shall not constitute any proprietary, insurable or other interest of the Buyer in any Aircraft before delivery of and payment for Aircraft as provided in this Agreement.

The Technical Data that may be customized are:

•                  Aircraft Maintenance Manual

•                  Illustrated Parts Catalog

•                  Trouble Shooting Manual

•                  Aircraft Wiring Manual

•                  Aircraft Schematics Manual

•                  Aircraft Wiring Lists

14.3                         Integration of Equipment Data

14.3.1                      Supplier Equipment

To the extent necessary for the understanding of the affected systems, information, including revisions, relating to Supplier equipment that is installed on the Aircraft at Delivery shall be introduced free of charge into the customized Technical Data.

14.3.2                      Buyer Furnished Equipment

14.3.2.1                   The Seller shall introduce Buyer Furnished Equipment data for BFE which is installed on the Aircraft by the Seller (“BFE Data”) into the customized Technical Data at no additional charge to the Buyer for the initial issue of the Technical Data supplied at or before Delivery of the first Aircraft of each type, provided such data is provided in accordance with the conditions set forth in Clauses 14.3.2.2 through 14.3.2.4.

14.3.2.2                   The Buyer shall supply the BFE Data to the Seller, in English compliant with the then applicable revision of ATA i2200 iSpecification 2200 (iSpec 2200) Information Standards for Aviation Maintenance, at least six (6) months before the Scheduled Delivery Month of the first Aircraft of each type.

14.3.2.3                   The Buyer and the Seller shall enter into a separate agreement addressing the time frame, media and format in which BFE Data shall be provided to the Seller to facilitate the process of BFE Data integration in an efficient, expeditious and economic manner.

14.3.2.4                   Such agreement shall specify that the BFE Data shall be delivered in digital format (SGML) and/or in Portable Document Format (PDF).

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14.3.2.5                   All costs related to the delivery to the Seller of the applicable BFE Data shall be borne by the Buyer.

14.4                         Delivery of Technical Data

14.4.1                      Except as set forth in Exhibits F, all Technical Data shall be delivered online through the relevant services on the Seller’s customer portal AirbusWorld.

14.4.2                      The Technical Data and corresponding revisions to be supplied by the Seller in a format other than on-line shall be sent to two (2) addresses only, and only upon explicit request from the Buyer, to cover some specific back-up requirements.

14.4.3                      Offline Technical Data and revisions shall be packed and shipped by the quickest transportation methods reasonably available. Shipment shall be Delivery Duty Unpaid (DDU) as defined in Incoterms 2000 published by the International Chamber of Commerce, Toulouse, France, and/or Delivery Duty Unpaid (DDU) Hamburg, Germany.

14.4.4                    The Technical Data shall be delivered according to a mutually agreed schedule, designed to correspond to Aircraft deliveries. The Buyer shall provide no less than forty (40) days’ notice to the Seller if a change is requested to the delivery schedule for the Technical Data.

14.4.5                      The Buyer shall be responsible for the coordination with and satisfaction of local Aviation Authorities’ requirements for Technical Data.

14.5                         Revision Service for Technical Data

                                                                                                Unless otherwise specifically stated, revision service for the A330-200 Aircraft Technical Data shall be [...***...] (the “A330-200 Revision Service Period”). Thereafter, revision service shall be provided in accordance with the terms and conditions found in the Seller’s then current Customer Services Catalog (the “CS Catalog”).

Unless otherwise specifically stated, revision service for the A350XWB-800 Aircraft Technical Data shall be [...***...] (the “A350XWB-800 Revision Service Period”). Thereafter, revision service shall be provided in accordance with the terms and conditions found in the Seller’s then current CS Catalog.

14.6                         Service Bulletin (SB) Incorporation for Technical Data

During the Revision Service Period and upon the Buyer’s request for incorporation of Seller’s Service Bulletin information into the Technical Data, such information shall be incorporated into the Technical Data for the Buyer’s Aircraft, provided that the Buyer notifies the Seller of its intention to accomplish a

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Service Bulletin through the relevant AirbusWorld on-line Service Bulletin reporting application, within two years after issuance of the applicable Service Bulletin. The split effectivity for the corresponding Service Bulletin shall remain in the Technical Data until notification from the Buyer that embodiment has been completed on all the Buyer’s Aircraft for Technical Data relating to maintenance only.  For Technical Data designated as “Operational” in Exhibit F, either the pre or post (but not both) Service Bulletin status shall be shown.

14.7                                                                           Technical Data Familiarization

Upon request by the Buyer, the Seller shall provide one (1) week of Technical Data familiarization training, at the Seller’s or Buyer’s facility. Such training shall be conducted in the English language.  If such training is conducted at the Buyer’s facilities, the Buyer shall reimburse the Seller for business class air transportation and reasonable living expenses of the representative(s) of Seller conducting the familiarization training.

14.8                                                                           Customer Originated Changes (COC)

Upon the Buyer’s request, Buyer-originated data (“COC Data”) may be incorporated into any of the Technical Data eligible for such incorporation as defined in the Seller’s then current CS Catalog.

COC Data shall be developed and introduced by the Buyer according to the methods and tools for achieving such introduction and the conditions set forth in the CS Catalog. The Buyer shall ensure that any COC Data is in compliance with the requirements of its local Aviation Authorities.

Incorporation of any COC Data shall be at the Buyer’s sole risk, and the Buyer shall indemnify the Seller against any liability whatsoever with respect to the contents, effect of incorporations or costs attributable to incorporation of COCs.

14.9                                                                           Integrated Software

14.9.1                                                                 The Technical Data domains listed below shall be provided on DVD (for the A330-200 Aircraft Technical Data) or online (for the A350XWB-800 Aircraft) and shall include integrated software covering the following domains:

•                  Maintenance

•                  Planning

•                  Repair

•                  Workshop

•                  Associated Data

•                  Engineering

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APPENDIX A TO CLAUSE 16

14.9.2                                                          The licensing conditions for the use of the integrated software shall be as set forth in the General Conditions of Licensing of Software (the “General Conditions”) published in the then-current CS Catalog, as may be modified with respect to any particular software by any specific license or agreement to be entered into between the Buyer on the one hand and the Seller or an Affiliate of the Seller on the other hand. The General Conditions current as of the date of this Agreement is set forth in Exhibit H to this Agreement.

14.9.3                                                          The license to use the integrated software shall be granted free of charge for the Aircraft for a period equal to the Revision Service Period. At the end of the Revision Service Period, the yearly revision service for the integrated software and the associated license fee shall be provided to the Buyer at the standard commercial conditions set forth in the Seller’s then current CS Catalog.

14.10                                                                     On-Line Services; Customer Portal

14.10.1                                                    The Buyer shall be provided with access to the Secure Area of AirbusWorld, (“Secure Area”) through which a variety of on-line products and services related to the Aircraft, including Technical Data, are available, pursuant to the General Terms and Conditions of Access to and Use of Secure Area of AirbusWorld (the “GTC”) published in the then-current CS Catalog. A copy of the GTC current as of the date of this Agreement is attached as Exhibit I.

14.10.2                                                    The Seller reserves the right to suppress any formats of Technical Data otherwise accessible on-line.

14.10.3                                                    Access to the Secure Area shall be at no cost for the duration of the Revision Service Period. Such access shall be granted for a maximum of twelve (12) of the Buyer’s users (including one Buyer Administrator) for the Technical Data related to the Aircraft delivered under this Agreement.

14.11                                                             Warranty

The provisions of Clause 12 and in particular of Clause 12.5 (EXCLUSIVITY OF WARRANTIES AND GENERAL LIMITATIONS OF LIABILITY), shall apply to the provision of Technical Data under this Clause 14.

14.12                                                             Proprietary Rights

14.12.1                                                    All proprietary rights, including but not limited to patent, design and copyrights, relating to Technical Data shall remain with the Seller. All Technical Data are supplied to the Buyer for the sole use of the Buyer, who undertakes not to divulge the contents thereof to any third party save as permitted herein or otherwise pursuant to any governmental or legal requirement imposed on the Buyer.

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14.12.2                    These proprietary rights shall also apply to any translation into a language or languages or media that may have been performed or caused to be performed by the Buyer.

14.13                       Software Services

14.13.1                    Performance Engineer’s Program  or PEP

In addition to Technical Data, the Seller will provide to the Buyer the Performance Engineer’s Programs (“PEP”) under the General Conditions. Use of the PEP will be limited to one (1) copy installed on one (1) computer.  PEP is intended for use on ground only and will not be installed on an Aircraft.

14.13.2                    The license for use of PEP shall be granted free of charge for a period equal to the Revision Service Period.  At the expiration of such period, the Buyer shall be entitled to continue to use the PEP but the Buyer shall be charged for all revisions, in accordance with the terms and conditions of the then-current CS Catalog.

14.14                       General Provisions

14.15                       Future Developments in Technical Data

The Seller shall implement and the Buyer shall accept any new technological development applicable to the Technical Data that the Seller in its sole discretion deems to be beneficial and economical for the production and transmission of data and documents.

14.16                       Confidentiality

The Technical Data, the Software Services and their content are designated as confidential.  All such Technical Data and Software Services are supplied to the Buyer for the sole use of the Buyer who undertakes not to disclose the contents thereof to any third party without the prior written consent of the Seller as permitted therein or otherwise pursuant to any government or legal requirement imposed upon the Buyer.

If the Seller authorizes the disclosure of any of the Technical Data to third parties, either under this Agreement or otherwise, the Buyer shall assure that such third party agrees to be bound by the same conditions as the Buyer with respect to the confidentiality of the Technical Data and/or Software Services.

If the Buyer intends to designate a maintenance and repair organization (an “MRO”) to perform the maintenance of the Aircraft, the Buyer shall notify the Seller of such intention prior to any disclosure of this Clause and/or the Technical Data and/or the Software Services to the selected MRO and shall cause such MRO to enter into a confidentiality agreement with the Seller and, in the case of Software Services, appropriate licensing conditions, and to commit to use such

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Technical Data and Software Services solely for the purpose of maintaining the Buyer’s Aircraft.

14.17                       Transferability

Buyer’s rights under this Clause 14 will not be assigned, sold, transferred, novated or otherwise alienated by operation of law or otherwise, without the Seller’s prior written consent.  Any unauthorized assignment, sale, transfer, novation, or other alienation of the Buyer’s rights under this Clause 14 will, as to the particular Aircraft involved, immediately void this Clause 14 in its entirety.

15 -                         SELLER REPRESENTATIVES

The Seller shall provide or cause to be provided at no charge to the Buyer the services described in this Clause 15, at the Buyer’s main base or at other locations to be mutually agreed.

15.1                         Resident Customer Support Representatives

15.1.1                      The Seller shall cause ANACS to provide free of charge one (1) representative to act in an advisory capacity at the Buyer’s main base or at such other locations (“Seller’s Representative”) as the Buyer and Seller may agree.

(i)                            The Seller shall provide such Seller’s Representative for a period beginning no later than two weeks before the scheduled delivery month of the first Aircraft [...***...]

15.1.2                      The Seller shall provide to the Buyer an annual written account of the consumed months and any remaining balance of months.  Such account shall be deemed approved by the Buyer unless the Seller receives written objection from the Buyer within thirty (30) days of receipt of such account.

15.1.3                      Should the Buyer request additional services that exceed the amounts set forth in Clause 15.1.1(ii), the Seller may provide additional service subject to the terms and conditions agreed by the Buyer and the Seller at the time of such request.

15.1.4                      The Seller shall cause similar services to be provided by the representatives of the Propulsion System manufacturer and by representatives of the Suppliers when necessary and applicable.

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15.2                         Customer Support Director

The Seller shall cause ANACS to assign the services of one (1) Customer Support Director based in Herndon, Virginia, to liaise between the Seller and the Buyer on product support matters after signature of this Agreement for as long as the Buyer operates at least one (1) Aircraft.

15.3                         Buyer’s Support

15.3.1                      From the date of arrival of the first Seller’s Representative and for the duration of the assignment, the Buyer shall provide, free of charge, suitable office space, office equipment and facilities including telephone, email, internet and facsimile connections for the sole use of the Seller’s Representative in or conveniently near the Buyer’s maintenance facilities.

15.3.2                      The Buyer shall provide at no charge to the Seller

(i)                            reimbursement for airline tickets in business class, confirmed and guaranteed between the locations mentioned above in Clause 15.1.1 and the international airport nearest Toulouse, France, that is on the Buyer’s network, for the Sellers’ Representative, for travel at the beginning and end of the applicable assignment; and

(ii)                           when said Seller’s Representative is assigned away from the locations mentioned above in Clause 15.1.1 at the Buyer’s request, reimbursement for transportation on coach class basis between said locations and the place of assignment.

15.3.3                      The parties shall give each other all necessary reasonable assistance with general administrative functions specific to their respective countries and procurement of the documents necessary to live and work there.

15.4                         Temporary Assignment and Withdrawal of Resident Customer Support Representative

The Seller shall have the right upon written notice to and communication with the Buyer to transfer or recall any Seller’s Representative on a temporary or permanent basis if, in the Seller’s reasonable opinion, conditions are dangerous to the Seller’s Representative’s safety or health or prevent the fulfillment of such Seller’s Representative’s contractual tasks. The man-days during which any Seller’s Representative is absent from the Buyer’s facility pursuant to this Clause 15 shall not be deducted from the total to which the Buyer is entitled under Clause 15.

15.5                         Representatives’ Status

In providing the above technical service, the Seller’s employees, including all Seller’s Representative and the Customer Support Director, are deemed to be

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acting in an advisory capacity only and at no time shall they be deemed to be acting, either directly or indirectly, as the Buyer’s employees or agents.

16 -                          TRAINING AND TRAINING AIDS

16.1                         General

This Clause sets forth the terms and conditions for the supply of training and training aids for the Buyer’s personnel to support the Aircraft operation.

16.2                         Scope

16.2.1                      The range and quantity of training and training aids to be provided free of charge under this Agreement are covered in Appendix A to this Clause 16. The Seller shall arrange availability of such training and training aids in relation to the delivery schedule for the Aircraft set forth in Clause 9.1.1.

16.2.2                      The contractual training courses, defined in Appendix A to this Clause 16, shall be provided up to two (2) years after Delivery of the last Aircraft.

16.2.3                      In the event that the Buyer should use none or only part of the training or training aids to be provided pursuant to this Clause, no compensation or credit of any sort shall be provided.

16.3                         Training Organization / Location

16.3.1                      The Seller will provide the training at the Airbus Training Center in Miami, Florida (the “Seller’s Training Center”) and/or at an affiliated training center in Blagnac, France.

16.3.2                      If unavailability of facilities or scheduling difficulties make training by the Seller impractical at the training centers referenced in Clause 16.3.1, the Seller shall ensure that the Buyer is provided the training support described in this Clause 16 at a location other than those named in Clause 16.3.1.

16.3.3.1                   Upon the Buyer’s request the Seller may also provide certain training at a location other than the Seller’s Training Centers, including one of the Buyer’s bases, if and when practicable for the Seller, under terms and conditions to be mutually agreed upon. In this event, all additional charges listed in Clause 16.6.2 shall be borne by the Buyer.

16.3.3.2                   If the Buyer requests an Airbus approved course at a location as indicated in Clause16.3.3.1, the Buyer shall assure that the training facilities are approved prior to the performance of such training. The Buyer shall, as necessary and in due time prior to the performance of such training, provide access to the training facilities set forth in

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Clause 16.3.3.1 to the Seller’s and the Aviation Authority’s representatives for approval of such facilities.

16.4                         Training Courses

16.4.1                      Training courses, as well as the minimum and maximum numbers of trainees per course provided for the Buyer’s personnel, are defined in the applicable training course catalog published by the Seller (the “Training Course Catalog”) and shall be scheduled by Seller during a training conference (the “Training Conference”)  that shall be held as soon as practicable after signature of this Agreement and no later than nine (9) months prior to delivery of the first Aircraft. The training courses provided under this Clause 16 shall be scheduled to accommodate the delivery schedule set forth in Clause 9 and shall be available to the Buyer for up to two (2) years following Delivery of the last Aircraft.

16.4.2                    The following terms shall apply when training is performed by ANACS:

(i)                            Subject to 16.4.2(ii) below, training courses shall be standard Airbus courses as described in the applicable Training Course Catalog valid at the time of execution of the course. ANACS shall be responsible for all training course syllabi, training personnel, training aids and training equipment (not to include aircraft) necessary for the organization of the training courses, all of which shall, if applicable, be approved by the Buyer’s Aviation Authority.

(ii)                           Where ANACS agrees to perform training using Buyer’s standard courses, Buyer shall be responsible for (a) taking all steps necessary to assure approval by applicable Aviation Authorities of such training (including any needed approvals of specific ANACS instructors) and (b) the costs of instructor hours spent preparing for being qualified for use of Buyer’s standard courses.

(iii)                          The training curricula and the training equipment used for flight crew, cabin crew and maintenance training shall not be fully customized but shall be configured in order to obtain the relevant Aviation Authority’s approval and to support the Seller’s training programs.

(iv)                          Training data and documentation necessary for training detailed in Appendix A to this Clause 16 shall be free-of-charge and shall not be revised. Training data and documentation shall be marked “FOR TRAINING ONLY” and as such shall be supplied for the sole and express purpose of training.

(v)                           Upon the request of the Buyer and at no charge to the Buyer, the Seller shall collect and pack for consolidated shipment to the Buyer’s facility, all training data and documentation of the Buyer’s trainees attending training at the Seller’s Training Center. This training data and documentation shall be delivered Free Carrier (FCA) as defined by Incoterms 2000 of the International Chamber of

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Commerce published January 2000, the airport nearest to the location where the training takes place. It is understood that title to and risk of loss of the training data and documentation shall pass to the Buyer upon delivery.

16.4.3.1                   If the Buyer decides to cancel fully or partially or reschedule, a training course, a minimum advance notification of at least sixty (60) calendar days prior to the relevant training course start date is required.

16.4.3.2                   If such notification is received by the Seller or ANACS less than sixty (60) but no more than thirty (30) calendar days prior to such training, a cancellation fee corresponding to fifty percent (50%) of such training shall be, as applicable, either deducted from the training allowance set forth in Appendix A or invoiced at the price corresponding to such training in the Seller’s then current Training Course Catalog

16.4.3.3                   If such notification is received by the Seller in less than thirty (30) calendar days prior to such training, a cancellation fee corresponding to one hundred (100%) of such training shall be, as applicable, either deducted from the training allowance set forth in Appendix A or invoiced at the price corresponding to such training in the Seller’s then current Training Course Catalog.

16.4.4                      When ANACS performs the training courses, ANACS shall deliver to the trainees a certificate of completion or recognition (each a “Certificate”) at the end of any such training course, as applicable.  Such Certificate shall not represent authority or qualification by any official Aviation Authority but may be presented to such officials in order to obtain relevant formal qualification.

If training is provided by a training provider other than ANACS that is selected by the Seller, the Seller shall cause such training provider to deliver a Certificate at the end of any such training course. Such Certificate shall not represent authority or qualification by any official Aviation Authority but may be presented to such officials in order to obtain relevant formal qualification.

16.5                         Prerequisites and Conditions

16.5.1                      Training shall be conducted in English and all training aids are written in English using common aeronautical terminology. Trainees must have the prerequisite experience specified in Appendix B to this Clause 16.

All training courses conducted pursuant to this Clause 16 are “Standard Transition Training Courses” and not “Ab Initio Training Courses.”

The Buyer shall be responsible for the selection of the trainees and for any liability with respect to the entry knowledge level of the trainees.

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16.5.2.1                   The Buyer shall provide the Seller with an attendance list of the trainees for each course with the validated qualification of each trainee. The Seller reserves the right to verify the trainees’ proficiency and previous professional experience. The Seller shall in no case warrant or otherwise be held liable for any trainee’s performance as a result of any training services provided.

16.5.2.2                   The Buyer shall also complete and provide to the Seller the “Airbus Pre-Training Survey” detailing the trainees’ associated background at the time of reservation of the training course and in no event any later than sixty (60) calendar days prior to the start of the training course.  If the Buyer makes a change to the identity of any trainee on the attendance list pursuant to Clause 16.5.2.1 the Buyer shall promptly inform the Seller thereof and no later than five (5) Business Days prior to the start of the training course, send to the Seller an updated Airbus Pre-Training Survey reflecting such change. Except as provided in the foregoing sentence, the notice provisions in Clause 16.4.3.1 and 16.4.3.2 apply for changes.

16.5.3                      Upon the Buyer’s request, the Seller may be consulted to direct the above mentioned trainee(s) through a relevant entry level training program, which shall be at the Buyer’s charge, and, if necessary, to coordinate with competent outside organizations for this purpose. Such consultation shall be held during the Training Conference or at such other time requested by the Buyer during the period described in Clause 16.2.2. If the Seller should determine that a trainee lacks the required entry level training, such trainee shall, following consultation with the Buyer, be withdrawn from the program or be directed to an appropriate entry level training program, which shall be at the Buyer’s expense.  Upon such withdrawal, the Seller shall deduct the corresponding allowance from the total allowance for the applicable training in accordance with the provisions set forth in Clause 16.4.3.2.

16.5.4                      The Seller shall in no case warrant or otherwise be held liable for any trainee’s performance as a result of any training provided hereunder.

16.6                         Logistics

16.6.1                      Trainees

16.6.1.1                   When training is done at the Airbus Training Center in Miami, Florida, the Seller shall provide a free-of-charge rental car for all of the Buyer’s trainees for the duration of the training course on the basis of one (1) rental car per four (4) maintenance, operations and cabin attendant trainees and one (1) rental car per each flight crew.  The Seller shall provide rental cars with unlimited mileage, and the Buyer shall pay for gas, and fines, if any. However, the Buyer shall indemnify and hold the Seller harmless from and against all liabilities, claims, damages, costs and expenses for any injury to or death of any of the Buyer’s trainees occasioned during the course of such transportation.

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16.6.1.2                   When training is done at the Airbus Training Center in Blagnac, France, the Seller shall provide free local transportation by bus for the Buyer’s trainees to and from designated pick up points and the training center.

16.6.1.3                   Living expenses for the Buyer’s trainees are to be borne by the Buyer.

16.6.1.4                   The Buyer shall be responsible for any authorizations, permits and/or visas necessary for the Buyer’s trainees to attend the training courses.  Rescheduling or cancellation of training courses due to a Buyer’s trainee’s failure to obtain such authorizations, permits and/or visas shall be subject to the provisions set forth in Clauses 16.4.3.1, 16.4.3.2 and 16.4.3.3. The Seller shall reasonably assist Buyer with such authorizations, permits, and/or visas.

16.6.2                      Training at External Location

16.6.2.1                   If at the Buyer’s request, training is provided by the Seller’s instructors at any location other than the Seller’s training centers, the Buyer shall reimburse the Seller for all the expenses, as provided below in Clauses 16.6.2.2, 16.6.2.3, 16.6.2.4 and 16.6.2.5 related to the assignment of such instructors and their performance of the duties as aforesaid.

16.6.2.2                   Living Expenses for the Seller’s Instructors

Living expenses for the Seller’s Instructors, covering the entire period from day of assignment to day of return to the Seller’s base, shall include but shall not be limited to lodging, food and local transportation to and from the place of lodging and the training course location. The Buyer shall reimburse the Seller for such reasonable expenses.

16.6.2.3                   The Buyer shall reimburse the Seller for the transportation costs of the Seller’s instructors in confirmed business class, to and from the Buyer’s designated training site and the Seller’s training center.

16.6.2.4                   The Buyer shall reimburse the Seller for the cost of shipping the training material needed to conduct such courses.

16.6.2.5                   The Buyer shall be solely liable for any and all cancellation or delay in the performance of the training outside of the Seller’s training centers that is associated with the transportation provided under Clause 16.6.2.3 and shall indemnify and hold the Seller harmless from such delay and any consequences arising there from. The Seller shall not be liable to the Buyer for any delay or cancellation.

16.6.2.6                   Training Equipment Availability

Training equipment necessary for course performance at any course location other than the Seller’s training centers or the facilities of the training provider selected by

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the Seller shall be provided by the Buyer in accordance with the Seller’s specifications.

16.7                         Flight Operations Training

16.7.1                      Flight Crew Training Course

16.7.1.1                   The Seller shall perform a flight crew training course program as defined in Appendix A to this Clause 16, for the Buyer’s flight crews.  A flight crew shall consist of two (2) crew members who shall be either captains or first officers. Except for in-flight training, for which the Buyer’s customized Flight Crew Operating Manual shall be used, the training manual used for all flight crew training courses shall be the Seller’s Flight Crew Operating Manual. If the Seller agrees to use the Buyer’s Flight Crew Operating Manual for other flight crew training, the Buyer shall be responsible for obtaining any necessary approvals required by applicable Aviation Authorities and for any costs associated therewith, including time spent by any ANACS instructor to achieve such approvals.

16.7.1.2                   The Buyer shall provide mutually agreed spare parts as required to support said in-flight training and shall provide evidence of insurance coverage in line with Clause 19.

16.7.1.3                   The Buyer shall use its delivered Aircraft for any required in-flight training and shall pay all costs associated with such use.  This training shall not exceed one (1) session of forty-five (45) minutes per pilot.

16.7.1.4                   In all cases, the Buyer shall bear the expenses of fuel, oil and landing fees.

16.7.2                      Flight Crew Line Initial Operating Experience

16.7.2.1                   In order to assist the Buyer with initial operating experience after delivery of the first Aircraft, the Seller shall provide to the Buyer pilot instructor(s) as set forth in Appendix A to this Clause 16. The maximum number of Seller’s pilot instructors present at the Buyer’s site at one time shall be limited to two (2).

16.7.2.2                   In addition to the number of pilots specified in Paragraph 1.2 of Appendix A attached hereto, the Seller may provide pilot instructors, at the Buyer’s expense, upon conditions to be mutually agreed.

16.7.2.3                   Prior to any flight training to be performed by the Seller on the Buyer’s Aircraft, the Buyer shall provide to the Seller a copy of the certificate of insurance as specified in Clause 19.

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16.7.3                      Instructor Cabin Attendants’ Familiarization Course

The Seller shall provide cabin attendants training in accordance with Appendix A to this Clause 16.  The instructor cabin attendants’ course, when incorporating the features of the Aircraft, shall be given no earlier than (2) weeks before the scheduled Delivery Date of the first Aircraft of each type.

16.7.4                      Performance/Operations Course

The Seller shall provide performance/operations training for the Buyer’s personnel as defined in Appendix A to this Clause 16.

The available courses are listed in the Seller’s applicable Training Course Catalog.

16.7.5                      Airbus Pilot Instructor Course (APIC)

The Seller shall provide transition Airbus Pilot Instructor course(s) (APIC) for the Buyer’s flight crew instructors, as defined in Appendix A to this Clause 16.

This course provides the Buyer’s pilots and/or instructors with the training in both flight-instruction and synthetic-instruction required in order to enable them to instruct on Airbus aircraft.

16.8                         Maintenance Training

The Seller shall provide maintenance training for the Buyer’s ground personnel as defined in Appendix A to this Clause 16.

The available courses are listed in the applicable Training Course Catalog.

16.8.1                      Line Maintenance Initial Operating Experience Training

In order to assist the Buyer during the entry into service of the Aircraft, the Seller shall provide to the Buyer maintenance instructor(s) at the Buyer’s base as defined in Appendix A to this Clause 16. The maximum number of instructors to be assigned to Buyer’s base at one time shall be three (3).

16.8.1.1                   This line maintenance initial operating experience training shall cover training in handling and servicing of Aircraft, flight crew and maintenance coordination, use of Technical Data and/or any other activities which may be deemed necessary after delivery of the first Aircraft.

16.8.1.2                   The Buyer shall reimburse the expenses for said instructor(s) in accordance with Clause 16.6.2. Additional maintenance instructors can be provided at the Buyer’s expense.

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16.9                         Supplier and Engine Manufacturer Training

Upon the Buyer’s request, the Seller shall provide to the Buyer a list of the courses provided by major Suppliers and the applicable Propulsions Systems manufacturer relating to their products.

16.10                       Training Aids for the Buyer’s Training Organization

16.10.1                    The Seller shall provide to the Buyer the Airbus Advanced Computer Based Training (“Airbus Advanced CBT”).  The Airbus Advanced CBT shall be subject to Buyer’s execution of appropriate agreements for the license and use of Airbus Advanced CBT.  The detailed description of the Airbus Advanced CBT and related training aids shall be provided at the Training Conference.

16.10.2                    The Seller shall deliver the Airbus Advanced CBT and training aids, at a date to be mutually agreed during the Training Conference.

The items supplied to the Buyer pursuant to Clause 16.10.1 shall be delivered FCA Toulouse, Blagnac Airport. Title to and risk of loss of said items shall pass to the Buyer upon delivery thereof.

16.10.3                    Installation of the Airbus Advanced CBT

16.10.3.1                 Before the initial delivery of the Airbus Advanced CBT system, the Seller shall provide to up to six (6) trainees of the Buyer, at the Buyer’s facilities, a training course, the “Airbus CBT Administrator Course”, enabling the Buyer to load and use the Airbus Advanced CBT system either on stand-alone workstations or by way of the Buyer’s server. To conduct the course, the Buyer shall ensure that the workstations and/or servers, as applicable, shall be ready for use and shall comply with the latest Airbus CBT Workstation Technical Specification or Airbus CBT Server Technical Specification, as applicable (collectively, the “Airbus CBT Technical Specification”).

16.10.3.2.                The Airbus Advanced CBT System shall be installed by the Buyer’s personnel who have completed the Airbus CBT Administrator Course. The Seller shall be held harmless from any injury to person and/or damage to property caused by or in any way connected with the handling and/or installation of the Airbus CBT by the Buyer’s personnel.

Upon the Buyer’s request and subject to conditions to be quoted by the Seller, the Seller may assist the Buyer with the initial installation of the Airbus CBT System at the Buyer’s facilities. Such assistance shall follow notification in writing that the various components, which shall be in accordance with the specifications defined in the Airbus CBT Technical Specification, are ready for installation and available at the Buyer’s facilities.

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16.10.4	Airbus Advanced CBT License

16.10.4.1

The use of the Airbus Advanced CBT System a shall be subject to license conditions defined in License For Use Of Airbus Computer Based Training, attached as Appendix C to this Clause 16 (, (hereinafter the “License”).

Supply of sets of CBT Courseware, in excess of those indicated in Appendix A, as well as any extension to the License, shall be subject to terms and conditions to be mutually agreed.

16.10.5	Proprietary Rights

The Seller’s training data and documentation, including the Airbus Advanced CBT System and other training aids are proprietary to Seller and/or its Affiliates and the Buyer agrees not to disclose the content of any courseware, documentation or other information relating thereto, in whole or in part, to any third party without the prior written consent of the Seller.

16.10.6	Transferability

The Buyer’s rights under this Clause 16 will not be assigned, sold, transferred, novated or otherwise alienated by operation of law or otherwise without the Seller’s prior written consent thereto, which will not be unreasonably withheld. Any unauthorized assignment, sale, transfer or other alienation of the Buyer’s rights in violation of this Clause 16.10.7 will immediately be void and of no effect.

TRAINING ALLOWANCES

[...***...]

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APPENDIX B TO CLAUSE 16

MINIMUM RECOMMENDED QUALIFICATION

IN RELATION TO TRAINING REQUIREMENTS

(Standard Transition Courses)

The prerequisites listed below are the minimum recommended requirements specified for Airbus training. If the appropriate Aviation Authority or the specific airline policy of the trainee demand greater or additional requirements, such requirements shall be considered as prerequisites.

•	CAPTAIN prerequisites

•	Fluent in English
•	1500 hours minimum flying experience as pilot
•	1000 hours experience on FAR/JAR 25 aircraft
•	200 hours experience as airline, corporate pilot or military pilot
•	Must have flown transport type aircraft, as flying pilot, within the last 12 months.

•	FIRST OFFICER prerequisites

•	Fluent in English
•	500 hours minimum flying experience as pilot of fixed wing aircraft
•	300 hours experience on FAR/JAR 25 aircraft
•	200 hours flying experience as airline pilot or a corporate pilot or military pilot
•	Must have flown transport type aircraft, as flying pilot, within the last 12 months.
•	For both CAPTAIN and FIRST OFFICER, if one or several of the above criteria are not met, the trainee must follow

(i)                                                                                     an adapted course or

(ii)                                                                                  an Entry Level Training  (ELT) program before entering the regular or the adapted course.

                                                                                                Such course(s), if required, shall be at the Buyer’s expense.

•	FIRST TYPE RATING COURSE prerequisites

This course is designed for Ab initio pilots who do not hold an aircraft type rating on their pilot license.

•	Valid and current commercial pilot license
•	Valid and current instrument rating on multi engine aircraft
•	ATPL written examination

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•	Fluent in English
•	220 hours flying experience as a pilot
•	100 hours flying experience as pilot-in-command (PIC)
•	25 hours experience on multi-engine aircraft (up to 10 hours can be completed in a simulator
•

In addition to the above conditions and in accordance with the Airbus Training Policy, a pilot applying for a first type rating must have followed a program equivalent to the “Airbus Entry Level Training (ELT) program” (combined MCC and Jet familiarization course).  Such course, if required, shall be at the Buyer’s expense.

•	CCQ ADDITIONAL prerequisites

•	Captain or First officer prerequisites as applicable
•	Be qualified and current on the base aircraft type
•	150 hours minimum and 3 months minimum of operations on the base aircraft type

APIC COURSE Additional prerequisites

•	Captain or First Officer prerequisites as applicable
•	Knowledge, experience and skill suitable to an airline flight instructor

•	PERFORMANCE AND OPERATIONS prerequisites

•	Fluent in English
All other prerequisites, depending upon type of training course selected, shall be provided by Seller to the Buyer during the Training Conference

•	MAINTENANCE PERSONNEL prerequisites

(i)	For all Maintenance courses:

Trainees must be fluent in English and have technical experience in the line and/or base maintenance of commercial jet aircraft

(ii)	For Aircraft Rigging Courses:

In addition to the Maintenance Personnel prerequisites in (i) above, trainees must be qualified as line or line and base mechanic on one type of Airbus family aircraft.

(iii)	For Maintenance Initial Operating Experience Courses:

In addition to the Maintenance Personnel prerequisites listed in (i) and (ii) above, trainees must be qualified as line or line and base mechanic on the Aircraft type.

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APPENDIX C TO CLAUSE 16

LICENSE FOR USE OF AIRBUS ADVANCED COMPUTER BASED TRAINING

1.	GRANT

The Seller grants the Buyer the right, pursuant to the terms and conditions herein, to use the Airbus Advanced CBT System for the term (defined in Clause 4 below) of this license (the “License”).

2.	DEFINITIONS

2.1	For the purpose of this Appendix C to Clause 16, the following definitions shall apply:

2.1.1	“Airbus CBT Courseware” means the programmed instructions that provide flight crew and maintenance training.

2.1.2	“Airbus CBT Software” means the system software that permits the use of the Airbus CBT Courseware.

2.1.3	“Airbus Advanced CBT System” means the combination of the Airbus CBT Software and the Airbus CBT Courseware.

2.1.4	“Student/Instructor Mode” means the mode that allows the user to run the Airbus CBT Courseware.

2.1.5	“Airbus CBT Training “ means the training enabling the Buyer to load and use the Airbus Advanced CBT System.

2.1.6	“User Guide” means the documentation, which may be in electronic format designed to assist the Buyer to use the Airbus Advanced CBT System.

2.2

For the purpose of clarification, it is hereby stated that all related hardware required for the operation of the Airbus Advanced CBT System is not part of the Airbus Advanced CBT System and shall be procured under the sole responsibility of the Buyer.

3.	COPIES

3.1

The Buyer shall be permitted to copy the Airbus CBT Software for back-up and archiving purposes and for loading of the Airbus CBT Software exclusively on the Buyer’s workstations. In such cases, the Buyer shall advise the Seller in writing stating the number and purpose of any copies made. Any other copying is strictly prohibited.

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3.2

The Buyer shall be permitted to copy the Airbus CBT Courseware exclusively on the Buyer’s workstations for sole purpose of the Buyer’s internal training. In such cases, the Buyer shall advise the Seller in writing stating the number and purpose of any copies made. Any other copying is strictly prohibited.

3.3

The Buyer agrees to reproduce the copyright and other notices as they appear on or within the original media on any copies that the Buyer makes of the Airbus CBT Software or the Airbus CBT Courseware. The Seller shall not provide revision service for any copies generated.

4.	TERM

The rights under this License shall be granted to the Buyer for as long as the Buyer operates the aircraft model to which the Airbus CBT Software and the Airbus CBT courseware apply. When the Buyer stops operating said Aircraft model, the Buyer shall return the Airbus Advanced CBT System and any copies thereof to the Seller, accompanied by a note certifying that the Buyer has returned all existing copies.

5.	PERSONAL ON-SITE LICENSE

5.1	The License granted herein is personal to the Buyer for use of the Airbus Advanced CBT System within the Buyer’s premises only, and is nontransferable and nonexclusive.

5.2.1

The Buyer may not (i) distribute or sublicense any portion of the Airbus Advanced CBT System, (ii) modify or prepare derivative works from the Airbus CBT Software, (iii) publicly display visual output of the Airbus CBT Software, or (iv) transmit the Airbus CBT Software electronically by any means.

5.2.2	The Buyer shall use the Airbus Advanced CBT System exclusively in the technical environment defined in the User Guide.

Notwithstanding the above, the right to use the Airbus Advanced CBT System on the Buyer’s internal network installation is granted to the Buyer subject to the Buyer strictly complying with the conditions of use and the confidentiality commitments set forth in this Airbus CBT License.

6.	CONDITIONS OF USE

6.1	Use of the Airbus CBT Software

For the student delivery mode, the Buyer shall use the Airbus CBT Software for the exclusive purpose of

(i)	including students on the roster for one or several courses syllabi in order to follow students’ progression,

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(ii)

rearranging course syllabi or creating new ones using available courseware modules, it being understood that the Seller disclaims any responsibility regarding any course(s) that may be modified or rearranged by the Buyer.

6.2	Use of the Airbus CBT Courseware

The Buyer shall use the Airbus CBT Courseware for the exclusive purpose of performing training instructions for its personnel, or for third party personnel contracted to perform work on the Aircraft on behalf of the Buyer. Such training shall be performed at the Buyer’s facility or at a subcontractor’s facility provided it is conducted by the Buyer’s personnel.

7	PROPRIETARY RIGHTS AND NONDISCLOSURE

The Airbus CBT Software and Airbus CBT Courseware, the copyrights and any and all other author rights, intellectual, commercial or industrial proprietary rights of whatever nature in the Airbus CBT Software and Airbus CBT Courseware are and shall remain with the Seller or its suppliers, as the case may be. The Airbus CBT Software and Airbus CBT Courseware and their contents are designated as confidential. The Buyer shall not take any commercial advantage by copy or presentation to third parties of the Airbus CBT Software, the documentation, the Airbus CBT Courseware, and/or any rearrangement, modification or copy thereof.

The Buyer acknowledges the Seller’s proprietary rights in the Airbus Advanced CBT System and undertakes not to disclose the Airbus CBT Software or Airbus CBT Courseware or parts thereof or their contents to any third party without the prior written consent of the Seller. Insofar as it is necessary to disclose aspects of the Airbus CBT Software and Airbus CBT Courseware to the Buyer’s personnel, such disclosure is permitted only for the purpose for which the Airbus CBT Software and Airbus CBT Courseware are supplied to the Buyer under the License.

8.	LIMITED WARRANTY

8.1

The Seller warrants that the Airbus Advanced CBT System is prepared in accordance with the state of the art at the date of its development. Should the Airbus Advanced CBT System be found to contain any nonconformity or defect, the Buyer shall notify the Seller promptly thereof and the sole and exclusive liability of the Seller under this Clause 8.1 of the Airbus CBT License shall be to correct the same at its own expense.

8.2	EXCLUSIVITY OF LIABILITY

THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND REMEDIES OF THE BUYER SET FORTH IN THIS LICENSE AND IN THE PATENT AND COPYRIGHT INDEMNITY SET FORTH IN CLAUSE 13

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OF THE AGREEMENT ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES, ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE WITH RESPECT TO ANY NONCONFORMITY OR DEFECT IN AIRBUS ADVANCED CBT SYSTEM DELIVERED UNDER THIS LICENSE INCLUDING BUT NOT LIMITED TO:  APPENDIX C TO CLAUSE 16

ANY WARRANTY AGAINST HIDDEN DEFECTS;

ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;

ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY, WHETHER CONTRACTUAL OR IN TORT AND WHETHER OR NOT ARISING FROM THE SELLER’S NEGLIGENCE, ACTUAL OR IMPUTED; AND

ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OR DAMAGE TO ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART THEREOF.

THE SELLER SHALL HAVE NO OBLIGATION OR LIABILITY, HOWSOEVER ARISING, FOR LOSS OF USE, REVENUE OR PROFIT OR FOR ANY OTHER DIRECT, INCIDENTAL, OR CONSEQUENTIAL DAMAGES WITH RESPECT TO ANY NONCONFORMITY OR DEFECT IN THE AIRBUS ADVANCED CBT SYSTEM DELIVERED UNDER THIS LICENSE.

FOR THE PURPOSES OF THIS CLAUSE 8.2, THE “SELLER” SHALL INCLUDE THE SELLER AND ITS AFFILIATES.

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SUPPLIER PRODUCT SUPPORT

17.1

Equipment Supplier Product Support Agreements

17.1.1

The Seller shall at no charge to the Buyer transfer to the Buyer the Supplier Product Support Agreements transferable to the Buyer from Suppliers of seller furnished equipment listed in the Specification. These agreements are based on the “World Airlines and Suppliers Guide” and include Supplier commitments contained in the Supplier Product Support Agreements, which include the following:

(i)

Technical data and manuals required to operate, maintain, service and overhaul the Supplier items that shall (a) be prepared in accordance with the provisions of the applicable ATA Specification in accordance with Clause 14, (b) include revision service, and (c) be published in the English language.

(ii)	Warranties and guarantees, including Suppliers’ standard warranties, and in the case of Suppliers of landing gear, service life policies for selected landing gear structures,

(iii)	Training to ensure efficient operation, maintenance and overhaul of the Suppliers’ items for the Buyer’s instructors, shop and line service personnel,

(iv)	Spares data in compliance with ATA Specification 200 or 2000, initial provisioning recommendations, spares and logistics service, including routine and emergency deliveries, and

(v)	Technical service to assist the Buyer with maintenance, overhaul, repair, operation and inspection of Supplier items as well as required tooling and spares provisioning.

17.2

Supplier Compliance

The Seller shall monitor Supplier compliance with support commitments defined in the Supplier Product Support Agreements.

17.3

Supplier Part Repair Stations

The Seller has developed with the Suppliers a comprehensive network of repair stations in the United States of America and Canada for those Supplier Parts originating from outside these countries. As a result, most Supplier Parts are repairable in the United States and Canada. The repair stations in the network are listed in the AOG and Repair Guide.

Supplier Parts that have to be forwarded to a repair station for repair shall be sent back to the Buyer with proper tagging as required by the FAA.

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BUYER FURNISHED EQUIPMENT

18.1

Administration

18.1.1

Without additional charge, the Seller shall install the Buyer Furnished Equipment (“BFE”) budgeted in accordance with the Specification, provided that the BFE is included in the Airbus BFE Catalog of Approved Suppliers by Products valid at the time the BFE is ordered.

The Seller shall advise the Buyer of the dates by which, in the planned release of engineering for the Aircraft, the Seller requires a written detailed engineering definition, (the “BFE Definition”). The BFE Definition shall include the dimensions and weight of BFE, the information related to its certification and information necessary for the installation and operation thereof. The Buyer shall furnish such BFE Definition by the dates specified. Thereafter, no information, dimensions or weights shall be revised except by an SCN executed in accordance with Clause 2.

The Seller shall also provide the Buyer in due time with a schedule of dates and shipping addresses for delivery of BFE, including, additional spare BFE (if such spare BFE has been requested by the Seller) in order to permit installation of the BFE in the Aircraft and delivery of the Aircraft in accordance with the delivery schedule. The Buyer shall provide the BFE by such dates in a serviceable condition, to allow performance of any assembly, test, or acceptance process in accordance with the Seller’s industrial schedule.

The Buyer shall also arrange, when requested by the Seller, at the Seller’s facilities in Toulouse, France or Hamburg, Germany as applicable and needed, adequate field service, including support from BFE suppliers to act in a technical advisory capacity to the Seller in the installation, calibration and possible repair of any BFE.

18.1.2

The BFE shall be imported into France or into Germany by the Buyer under a suspensive customs system (“Régime de l’entrepôt industriel pour fabrication coordonnée” or “Zollverschluss”) without application of any French or German tax or customs duty, and shall be Delivered Duty Unpaid (DDU) (as defined in Incoterms 2000:ICC Official Rules for the Interpretation of Trade Terms, published by the International Chamber of Commerce), to

AIRBUS FRANCE S.A.S.
316 Route de Bayonne
31300 TOULOUSE
FRANCE

or

***   Confidential Treatment Requested

AIRBUS DEUTSCHLAND GMBH
Division Hamburger Flugzeugbau
Kreetslag 10
21129 HAMBURG
GERMANY

18.1.3

If the Buyer requests the Seller to supply directly certain items that are considered BFE according to the Specification, and if such request is notified to the Seller in due time in order not to affect the Delivery Date of the Aircraft, the Seller may agree to order such items under the terms of a separate agreement entered into between the Buyer and the relevant BFE Supplier subject to the execution of an SCN reflecting the effect on price, escalation adjustment, and any other conditions hereof. In such case the Seller shall be entitled to the payment of a reasonable handling charge and shall bear no liability in respect of delay and product support commitments for such items.

18.2

Requirements

The Buyer hereby warrants that BFE shall (i) be manufactured by a qualified supplier in accordance with the provisions of Clause 18.1.1, (ii) meet the requirements of the applicable Specification, (iii) comply with applicable requirements incorporated by reference to the Type Certificate and listed in the Type Certificate Data Sheet, and (iv) be approved by the applicable Aviation Authority delivering the Export Certificate of Airworthiness and by the Buyer’s Aviation Authority for installation and use on the Aircraft at the time of Delivery of such Aircraft. The Seller shall be entitled to refuse any item of BFE that it reasonably considers incompatible with the Specification, the BFE Definition or the certification requirements.

18.3

Buyer’s Obligation and Seller’s Remedies

18.3.1	Any delay or failure in

(i)	furnishing the BFE in serviceable condition at the requested delivery date,

(ii)	complying with the warranty in Clause 18.2 or in providing the BFE Definition or field service support mentioned in Clause 18.1.1, or

(iii)

in obtaining any required approval for such equipment under the above mentioned Aviation Authority’s regulations may delay the performance of any act to be performed by the Seller and cause the Final Contract Price of the Aircraft to be adjusted in accordance with the updated delivery schedule, and result in additional costs to be incurred by the Seller. Any

***   Confidential Treatment Requested

costs the Seller incurs that are attributable to the delay or failure described above, such as storage, taxes, insurance and costs of out-of sequence installation shall be borne by the Buyer.

18.3.2	In addition to the consequences outlined in Clause 18.3.1, in the event of a delay or failure described in Clause 18.3.1,

(i)

To the extent necessary to make the affected Aircraft Ready for Delivery, the Seller may select, purchase and install equipment similar to the BFE at issue, in which event the Final Contract Price of the affected Aircraft shall also be increased by the purchase price of such equipment, and the Buyer shall be responsible for the reasonable costs and expenses incurred by the Seller for handling charges, transportation, insurance, packaging and, if required and not already provided for in the price of the Aircraft, for adjustment and calibration; or

(ii)

if the BFE is delayed more than thirty (30) days beyond, or unapproved within thirty (30) days of the date specified in Clause 18.1.1, then the Seller may deliver or the Buyer may elect to have the Aircraft delivered without the installation of such equipment, notwithstanding the terms of Clause 7.2 insofar as such terms may otherwise have applied, whereon the Seller shall be relieved of all obligations to install such equipment.

18.4

Title and Risk of Loss

Title to and risk of loss of BFE shall at all times remain with the Buyer, except that risk of loss (limited to cost of replacement of said BFE and excluding in particular loss of use) shall be with the Seller for as long as the BFE is in the care, custody and control of the Seller.

18.5

Disposition of BFE Following Termination

18.5.1

If a termination of this Agreement pursuant to the provisions of Clause 21 occurs with respect to an Aircraft in which all or any part of the BFE has been installed prior to the date of such termination, the Seller shall be entitled, but not required, to remove all items of BFE that can be removed without damage to the Aircraft and to undertake commercially reasonable efforts to facilitate the sale of such items of BFE to other customers, retaining and applying the proceeds of such sales to reduce Seller’s damages resulting from the termination.

18.5.2

The Buyer shall cooperate with the Seller in facilitating the sale of BFE pursuant to Clause 18.5.1 and shall be responsible for all reasonable costs incurred by the Seller in removing and facilitating the sale of such BFE. The Buyer shall reimburse the Seller for all such costs within five (5) Business Days of receiving documentation of such costs from the Seller.

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18.5.3

The Seller shall notify the Buyer as to those items of BFE not sold by the Seller pursuant to Clause 18.5.1 above and, at the Seller’s request, the Buyer shall undertake to remove such items from the Seller’ facility within thirty (30) days of the date of such notice. The Buyer shall have no claim against the Seller for damage or destruction of any item of BFE removed from the Aircraft and not removed from Seller’s facility within such period.

18.5.4

The Buyer shall have no claim against the Seller for damage to or destruction of any item of BFE damaged or destroyed in the process of being deinstalled from the Aircraft, provided that the Seller shall use reasonable care in such deinstallation.

18.5.5	The Buyer shall grant title to the Seller for any BFE items that cannot be removed from the Aircraft without causing damage to the Aircraft or rendering any system in the Aircraft unusable.

19 -

INDEMNITIES AND INSURANCE

The Seller and the Buyer shall each be liable for Losses (as defined below) arising from the acts or omissions of their respective directors, officers, agents or employees occurring during or incidental to such party’s exercise of its rights and performance of its obligations under this Agreement, except as provided in Clauses 19.1 and 19.2.

19.1

Seller’s Indemnities

The Seller shall, except in the case of gross negligence or willful misconduct of the Buyer, its directors, officers, agents and/or employees, be solely liable for and shall indemnify and hold the Buyer, its Affiliates and each of their respective directors, officers, agents, employees and insurers harmless against all losses, liabilities, claims, damages, costs and expenses, including court costs and reasonable attorneys’ fees (“Losses”), arising from:

(a)

claims for injuries to, or death of, the Seller’s directors, officers, agents or employees, or loss of, or damage to, property of the Seller or its employees when such Losses occur during or are incidental to either party’s exercise of any right or performance of any obligation under this Agreement, and

(b)

claims for injuries to, or death of, third parties, or loss of, or damage to, property of third parties, occurring during or incidental to (i) the Buyer’s exercise of its rights under Clause 6 and (ii) the flights during the Technical Acceptance Process.

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19.2

Buyer’s Indemnities

The Buyer shall, except in the case of gross negligence or willful misconduct of the Seller, its directors, officers, agents and/or employees, be solely liable for and shall indemnify and hold the Seller, its Affiliates, its subcontractors, and each of their respective directors, officers, agents, employees and insurers, harmless against all Losses arising from:

(a)

claims for injuries to, or death of, the Buyer’s directors, officers, agents or employees, or loss of, or damage to, property of the Buyer or its employees, when such Losses occur during or are incidental to either party’s exercise of any right or performance of any obligation under this Agreement, and

(b)

claims for injuries to, or death of, third parties, or loss of, or damage to, property of third parties, occurring during or incidental to (i) the provision of Seller Representatives services under Clause 15 or (ii) the provision of Aircraft Training Services to the Buyer.

19.3

Notice and Defense of Claims

If any claim is made or suit is brought against a party or entity entitled to indemnification under this Clause 19 (the “Indemnitee”) for damages for which liability has been assumed by the other party under this Clause 19 (the “Indemnitor”), the Indemnitee shall promptly give notice to the Indemnitor and the Indemnitor (unless otherwise requested by the Indemnitee) shall assume and conduct the defense, or settlement, of such claim or suit, as the Indemnitor shall deem prudent. Notice of the claim or suit shall be accompanied by all information pertinent to the matter as is reasonably available to the Indemnitee and shall be followed by such cooperation by the Indemnitee as the Indemnitor or its counsel may reasonably request, at the expense of the Indemnitor.

If the Indemnitor fails or refuses to assume the defense of any claim or suit notified to it under this Clause 19, the Indemnitee shall have the right to proceed with the defense or settlement of the claim or suit as it deems prudent and shall have a claim against the Indemnitor for any judgments, settlements, costs or expenses, including reasonable attorneys’ fees. Further, in such event, the Indemnitor shall be deemed to have waived any objection or defense to the Indemnitee’s claim based on the reasonableness of any settlement.

19.4

Insurance

For all Aircraft Training Services, to the extent of the Buyer’s undertaking set forth in Clause 19.2, the Buyer shall:

(a)

cause the Seller, its Affiliates, its subcontractors and each of their respective directors, officers, agents and employees to be named as additional insured under the Buyer’s Aviation Legal Liability insurance policies, including War Risks and Allied Perils (such insurance to include the AVN 52E Extended Coverage

***   Confidential Treatment Requested

Endorsement or any further Endorsement replacing AVN 52E as may be available as well as any excess coverage in respect of War and Allied Perils Third Parties Legal Liabilities Insurance or War Risks insurance as may be obtained by the Buyer from the US Government pursuant to Chapter 443 insurance as amended from time to time), and

(b)

with respect to the Buyer’s Hull All Risks and Hull War Risks insurances and Allied Perils, cause the insurers of the Buyer’s hull insurance policies to waive all rights of subrogation against the Seller, its Affiliates, its subcontractors and each of their respective directors, officers, agents, employees and insurers.

Any applicable deductible shall be borne by the Buyer. The Buyer shall furnish to the Seller, not less than seven (7) working days prior to the start of any Aircraft Training Services, certificates of insurance, in English, evidencing the limits of liability cover and period of insurance coverage in a form acceptable to the Seller from the Buyer’s insurance broker(s), certifying that such policies have been endorsed as follows:

(i)	under the Aviation Legal Liability Insurances, the Buyer’s policies are primary and non-contributory to any insurance maintained by the Seller,

(ii)

such insurance can only be cancelled or materially altered by the giving of not less than thirty (30) days (but seven (7) days or such lesser period as may be customarily available in respect of War Risks and Allied Perils) prior written notice thereof to the Seller, and

(iii)

under any such cover, all rights of subrogation against the Seller, its Affiliates, its subcontractors and each of their respective directors, officers, agents, employees and insurers have been waived.

20 -

ASSIGNMENTS AND TRANSFERS

20.1

Assignments by Buyer

Except as hereinafter provided, the Buyer may not sell, assign or transfer its rights or obligations under this Agreement to any person without the prior written consent of the Seller.

20.2

Assignments on Sale, Merger or Consolidation

The Buyer shall be entitled to assign its rights under this Agreement at any time due to a merger, consolidation or a sale of all or substantially all of its assets, provided the Buyer first obtains the written consent of the Seller. The Buyer shall provide the Seller with no less than 90 days notice if the Buyer wishes the Seller to provide such consent. The Seller shall provide its consent if

***   Confidential Treatment Requested

(i)	the surviving or acquiring entity is organized and existing under the laws of the United States;

(ii)

the surviving or acquiring entity has executed an assumption agreement, in form and substance reasonably acceptable to the Seller, agreeing to assume all of the Buyer’s obligations under this Agreement;

(iii)	at the time, and immediately following the consummation, of the merger, consolidation or sale, no event of default exists or shall have occurred and be continuing;

(iv)	there exists with respect to the surviving or acquiring entity no basis for a Buyer Termination Event;

(v)

the surviving or acquiring entity, or a subsidiary of either, is an airline holding an operating certificate issued by the FAA at the time, and immediately following the consummation, of such sale, merger or consolidation; and

(vi)	following the sale, merger or consolidation, the surviving or acquiring entity is in a financial condition at least equal to that of the Buyer at time of execution of the Agreement.

20.3

Designations by Seller

The Seller may at any time by notice to the Buyer designate facilities or personnel of ANACS or any Affiliate of the Seller at which or by whom the services to be performed under this Agreement shall be performed. Notwithstanding such designation, the Seller shall remain ultimately responsible for fulfillment of all obligations undertaken by the Seller in this Agreement.

20.4

Transfer of Rights and Obligations upon Reorganization

In the event that the Seller is subject to a corporate restructuring having as its object the transfer of, or succession by operation of law in, all or a substantial part of its assets and liabilities, rights and obligations, including those existing under this Agreement, to a person (the “Successor”) that is an Affiliate of the Seller at the time of that restructuring, for the purpose of the Successor carrying on the business carried on by the Seller at the time of the restructuring, such restructuring shall be completed without consent of the Buyer following notification by the Seller to the Buyer in writing. The Buyer recognizes that succession of the Successor to the Agreement by operation of law that is valid under the law pursuant to which that succession occurs shall be binding upon the Buyer.

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20.5	Cape Town Convention

Regarding the Cape Town Treaty, the Buyer agrees that it will not and it will not permit any lender or financier financing either Aircraft or Predelivery Payments to register any interests in any undelivered Aircraft or in any Propulsion Systems installed thereon at the International Registry in connection with such financing.

21 -

TERMINATION

21.1

Termination Events

Each of the following will constitute a “Termination Event”

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21.2

Remedies In Event of Termination

If a Termination Event occurs, the Buyer will be in material breach of this Agreement, and the Seller will have the right to resort to any remedy under applicable law, and may, without limitation, by written notice to the Buyer, immediately:

(1)

suspend its performance under this Agreement with respect to any or all Aircraft, (ii) without prejudice to Seller’s option to exercise its rights under Clause 5.8.2, reschedule the Scheduled Delivery Month of any or all Aircraft remaining to be delivered under this Agreement, (iii) reschedule the date for performance under this Agreement with respect to any or all equipment, services, data and other items, and/or (iv) cancel or terminate this Agreement (a “Termination”) with respect to any or all Aircraft, and/or equipment, services, data and/or other items related thereto; and

(2)

claim and receive payment from the Buyer of a sum equal to Seller’s actual damages incurred by Seller’s exercise of the remedies set forth in Clause 21.2 (1) (i), (ii) or (iii) and, in the case of a Termination under Clause 21.2 (1) (iv) only, the Seller will, in lieu of actual damages, be entitled to receive payment from the Buyer, as liquidated damages and not as a penalty, an amount equal to, for each Affected Aircraft (as defined below), the sum of:

[***]

21.3

Definitions

For purposes of this Clause 21, the terms “Affected Aircraft”, “Applicable Date and “Escalated Price” are defined as follows:

(i)

“Affected Aircraft” – any or all Aircraft with respect to which the Seller has cancelled or terminated this Agreement pursuant to Clause 21. 2 (1) (iv),

***   Confidential Treatment Requested

(ii)                                                                          “Applicable Date” – for any Affected Aircraft the date of the Termination Event specified in the Seller’s notice and demand for payment of liquidated damages delivered under Clause 21.2(3).

(iii)                                                                       “Escalated Price” - the sum of (i) the Base Price of the Airframe, (ii) the Base Price of SCNs and MSCNs entered into after the date of this Agreement, and (iii) the Propulsion Systems Reference Price, all as escalated to the Applicable Date in accordance with the provisions of Clause 4.

21.4.                                                                        Notice of Termination Event

Promptly upon becoming aware of the occurrence of a Termination Event by the Buyer, the Buyer will notify the Seller of such occurrence in writing, provided, that any failure by the Buyer to notify the Seller will not prejudice the Seller’s rights or remedies hereunder.

21.5                                                                           Information Covenants

The Buyer hereby covenants and agrees that, from the date of this Agreement until no further Aircraft are to be delivered hereunder, the Buyer will furnish or cause to be furnished to the Seller the following:

(a)                                                                                  Annual Financial Statements.  As soon as available and in any event no later than the date that the Buyer furnishes such annual statements to the Securities and Exchange Commission or successor thereto (the “SEC”) (i) a copy of the SEC Form 10-K filed by the Buyer with the SEC for such fiscal year, or, if no such Form 10-K was filed by the Buyer for such a fiscal year, the consolidated balance sheet of the Buyer and its Subsidiaries, as at the end of such fiscal year and the related consolidated statements of operations, of common stockholders’ equity (deficit) (in the case of the Buyer and its Subsidiaries) and of cash flows for such fiscal year, setting forth comparative consolidated figures as of the end of and for the preceding fiscal year, and examined by any firm of independent public accountants of recognized standing selected by the Buyer and reasonably acceptable to the Seller, whose opinion will not be qualified as to the scope of audit or as to the status of the Buyer as a going concern, and (ii) a certificate of such accounting firm stating that  its  audit of the business of the Buyer was conducted in accordance with generally accepted auditing standards.

(b)                                                                                 Quarterly Financial Statements.  As soon as available and in any event no later than the date that the Buyer furnishes such quarterly statements to the Securities and Exchange Commission or successor thereto, a copy of the SEC Form 10-Q filed by the Buyer with the SEC for such quarterly period, or, if no such Form 10-Q was filed by the Buyer with respect to any such quarterly period, the consolidated balance sheet of the Buyer and its Subsidiaries, as at the end of such quarterly period and the related consolidated statements of operations for such quarterly period and for the  elapsed portion of the fiscal year ended with the last

***   Confidential Treatment Requested

                                                                                                day of such quarterly period and in each case setting forth comparative consolidated figures as of the end of and for the related periods in the prior fiscal year, all of which will be certified by an Authorized Officer of the Buyer, subject to changes resulting from audit and normal year-end audit adjustments.

(c)                                                                                  Debt Rescheduling.  (i) Promptly upon the Buyer commencing negotiations with one or more of its significant creditors with a view to general readjustment or rescheduling of all or any material part of its indebtedness under circumstances in which a reasonable business person, in the exercise of prudent business judgment, would conclude that the Buyer would otherwise not be able to pay such indebtedness as it falls due, notice of commencement of such negotiations, and (ii) thereafter timely advice of the progress of such negotiations until such negotiations are terminated or completed.

(d)                                                                                 Acceleration of other indebtedness.  Immediately upon knowledge by the Buyer that the holder of any bond, debenture, promissory note or any similar evidence of indebtedness of the Buyer or Affiliate thereof (“Other Indebtedness”) has demanded payment, given notice or exercised its right to a remedy having the effect of acceleration with respect to a claimed event of default under any Other Indebtedness, where the impact of the acceleration is likely to have a material adverse effect on the Buyer’s ability to perform its obligations under or in connection with the transactions contemplated by this Agreement, notice of the demand made, notice given or action taken by such holder and the nature and status of the claimed event of default and what the action the Buyer is taking with respect thereto.

(e)                                                                                  Other Information.  Promptly upon transmission thereof, copies of any filings and registrations with, and reports to, the SEC by the Buyer or any of its Subsidiaries, and, with reasonable promptness, such other information or documents (financial or otherwise) as the Seller may reasonably request from time to time.

For the purposes of this Clause 21, (x) an “Authorized Officer” of the Buyer will mean the Chief Executive Officer, the Chief Financial Officer or any Vice President and above who reports directly or indirectly to the Chief Financial Officer and (y) “Subsidiaries” will mean, as of any date of determination, those companies owned by the Buyer whose financial results the Buyer is required to include in its statements of consolidated operations and consolidated balance sheets.

***   Confidential Treatment Requested

22 -                                                                             MISCELLANEOUS PROVISIONS

22.1                                                                           Data Retrieval

                                                                                                On the Seller’s reasonable request, the Buyer shall provide the Seller with all the necessary data, as customarily compiled by the Buyer and pertaining to the operation of the Aircraft, to assist the Seller in making an efficient and coordinated survey of all reliability, maintenance, operational and cost data with a view to improving the safety, availability and operational costs of the Aircraft.

22.2                                                                           Notices

                                                                                                All notices and requests required or authorized hereunder shall be given in writing either by personal delivery to a responsible officer of the party to whom the same is given or by commercial courier, certified air mail (return receipt requested) or facsimile at the addresses and numbers set forth below.  The date on which any such notice or request is so personally delivered, or if such notice or request is given by commercial courier, certified air mail or facsimile, the date on which sent, shall be deemed to be the effective date of such notice or request.

The Seller shall be addressed at:

1, rond-point Maurice Bellonte

31700 Blagnac, France

Attention:  Director – Contracts

Telephone: 33 05 61 30 40 12

Telecopy:   33 05 61 30 40 11

The Buyer shall be addressed at:

3375 Koapaka Street, Suite G-350

Honolulu, Hawaii 96819

USA

Attention: Executive Vice President and Chief Financial Officer

Attention: Executive Vice President and General Counsel

Telephone: (+1-808) 835-3700

Telecopy:  (+1-808) 835-3695

                                                                                                From time to time, the party receiving the notice or request may designate another address or another person.

***   Confidential Treatment Requested

22.3

Waiver

The failure of either party to enforce at any time any of the provisions of this Agreement, to exercise any right herein provided or to require at any time performance by the other party of any of the provisions hereof shall in no way be construed to be a present or future waiver of such provisions nor in any way to affect the validity of this Agreement or any part hereof or the right of the other party thereafter to enforce each and every such provision. The express waiver by either party of any provision, condition or requirement of this Agreement shall not constitute a waiver of any future obligation to comply with such provision, condition or requirement.

22.4

International Supply Contract

The Buyer and the Seller recognize that this Agreement is an international supply contract which has been the subject of discussion and negotiation, that all its terms and conditions are fully understood by the parties, and that the Specification and price of the Aircraft and the other mutual agreements of the parties set forth hereof were arrived at in consideration of, inter alia, all the provisions hereof specifically including all waivers, releases and remunerations by the Buyer set out herein.

22.5

Certain Representations of the Parties

22.5.1	Buyer’s Representations

The Buyer represents and warrants to the Seller:

(i)

the Buyer is a corporation organized and existing in good standing under the laws of the State of Delaware and has the corporate power and authority to enter into and perform its obligations under this Agreement;

(ii)

neither the execution and delivery by the Buyer of this Agreement, nor the consummation of any of the transactions by the Buyer contemplated thereby, nor the performance by the Buyer of the obligations thereunder, constitutes a breach of any agreement to which the Buyer is a party or by which its assets are bound;

(iii)

this Agreement has been duly authorized, executed and delivered by the Buyer and constitutes the legal, valid and binding obligation of the Buyer enforceable against the Buyer in accordance with its terms.

22.5.2	Seller’s Representations

The Seller represents and warrants to the Buyer:

***   Confidential Treatment Requested

(i)                            the Seller is organized and existing in good standing under the laws of the Republic of France and has the corporate power and authority to enter into and perform its obligations under the Agreement;

(ii)                           neither the execution and delivery by the Seller of this Agreement, nor the consummation of any of the transactions by the Seller contemplated thereby, nor the performance by the Seller of the obligations there under, constitutes a breach of any agreement to which the Seller is a party or by which its assets are bound;

(iii)                          this Agreement has been duly authorized, executed and delivered by the Seller and constitutes the legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms.

22.6                         Interpretation and Law

THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAWS PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.

Each of the Seller and the Buyer (i) hereby irrevocably submits itself to the nonexclusive jurisdiction of the courts of the State of New York, New York County, of the United States District Court for the Southern District of New York, in either case located in the Borough of Manhattan, for the purposes of any suit, action or other proceeding arising out of this Agreement, the subject matter hereof or any of the transactions contemplated hereby brought by any party or parties hereto, and (ii) hereby waives, and agrees not to assert, by way of motion, as a defense or otherwise, in any such suit, action or proceeding, to the extent permitted by applicable law, any defense based on sovereign or other immunity or that the suit, action or proceeding which is referred to in clause (i) above is brought in an inconvenient forum, that the venue of such suit, action or proceeding is improper, or that this Agreement or the subject matter hereof or any of the transactions contemplated hereby may not be enforced in or by these courts.

THE PARTIES HEREBY ALSO AGREE THAT THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS SHALL NOT APPLY TO THIS TRANSACTION.

22.6.1                      The Buyer for itself and its successors and assigns hereby designates and appoints CT Corporation as its legal agent and attorney-in-fact upon whom all processes against the Buyer in any suit, action or proceeding in respect of any matter as to which it has submitted to jurisdiction under Clause 22.6 may be served with the same effect as if the Buyer were a corporation organized under the laws of the State of New York and had lawfully been served with such process in such state, it

***    Confidential Treatment Requested

being understood that such designation and appointments shall become effective without further action on the part of  CT Corporation.

The Seller for itself and its successors and assigns hereby designates and appoints CT Corporation as its legal agent and attorney-in-fact upon whom all processes against the Seller in any suit, action or proceeding in respect of any matter as to which it has submitted to jurisdiction under Clause 22.6 may be served with the same effect as if the Seller were a corporation organized under the laws of the State of New York and had lawfully been served with such process in such state, it being understood that such designation and appointments shall become effective without further action on the part of  CT Corporation.

22.6.2                      The assumptions in Clause 22.6.1 made for the purpose of effecting the service of process shall not affect any assertion of diversity by either party hereto initiating a proceeding in the New York Federal Courts or seeking transfer to the New York Federal Courts on the basis of diversity.

22.6.3                      Service of process in any suit, action or proceeding in respect of any matter as to which the Seller or the Buyer has submitted to jurisdiction under Clause 22.6 may be made on the Seller by delivery of the same personally or by dispatching the same via Federal Express, UPS, or similar international air courier service prepaid to, CT Corporation, 111 Eighth Avenue, New York, NY  10011, as agent for the Seller, it being agreed that service upon CT Corporation shall constitute valid service upon the Seller or by any other method authorized by the laws of the State of New York, and (ii) may be made on the Buyer by delivery of the same personally or by dispatching the same by Federal Express, UPS, or similar international air courier service prepaid, return receipt requested to:  Corporate Secretary, 3375 Koapaka Street, Ste. G-350, Honolulu, Hawaii, 96819, USA, or by any other method authorized by the laws of the State of New York.

22.6.4                      Headings

All headings in this Agreement are for convenience of reference only and do not constitute a part of this Agreement.

22.7                         Waiver of Jury Trial

EACH OF THE PARTIES HERETO WAIVES ITS RIGHT TO TRIAL BY JURY IN ANY LITIGATION ARISING OUT OF OR RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM OR CROSS-CLAIM THEREIN.

22.8                         No Representations Outside of this Agreement

The parties declare that, prior to the execution of this Agreement, they, with the advice of their respective counsel, apprised themselves of sufficient relevant data

***    Confidential Treatment Requested

in order that they might intelligently exercise their own judgments in deciding whether to execute this Agreement and in deciding on the contents of this Agreement. Each party further declares that its decision to execute this Agreement is not predicated on or influenced by any declarations or representations by any other person, party, or any predecessors in interest, successors, assigns, officers, directors, employees, agents or attorneys of any said person or party, except as set forth in this Agreement. This Agreement resulted from negotiation involving counsel for all of the parties hereto and no term herein shall be construed or interpreted against any party under the contra proferentum or any related doctrine.

22.9                         Confidentiality

Subject to any legal or governmental requirements of disclosure, including, without limitation, disclosure by Holdings or the Buyer in its publicly filed disclosure pursuant to mandatory provisions of the U.S. federal or state securities laws and regulations promulgated thereunder or pursuant to mandatory process or discovery requirements, the parties (which for this purpose shall include their employees, advisors, and legal counsel) shall maintain the terms and conditions of this Agreement and any reports or other data furnished hereunder strictly confidential, including but not limited to, the Aircraft pricing (the “Confidential Information”).  Without limiting the generality of the foregoing, the Buyer shall use its commercially reasonable efforts to limit the disclosure of the contents of this Agreement to the extent legally permissible in (i) any filing required to be made by the Buyer with any governmental agency or pursuant to mandatory directives of U.S. federal or state securities laws and regulations promulgated thereunder and shall make such applications as shall be necessary to implement the foregoing, and (ii) any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto. With respect to any public disclosure or filing, the Buyer agrees to submit to the Seller a copy of the proposed document to be filed or disclosed and shall give the Seller a reasonable period of time as is practicable under the circumstances in which to review said document. The Buyer and the Seller shall consult with each other prior to the making of any public disclosure or filing, permitted hereunder, of this Agreement or the terms and conditions thereof.

The provisions of this Clause 22.9 shall survive any termination of this Agreement.

22.10                       Severability

If any provision of this Agreement should for any reason be held ineffective, the remainder of this Agreement shall remain in full force and effect. To the extent permitted by applicable law, each party hereto hereby waives any provision of law that renders any provision of this Agreement prohibited or unenforceable in any respect.

***   Confidential Treatment Requested

22.11                       Entire Agreement

This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and thereof and supersedes any previous understanding, commitments or representations whatsoever, whether oral or written, including, but not limited to the A330-200 / A350XWB-800 term sheet reference N°5387.4 dated November 16th 2007. This Agreement shall not be amended or modified except by an instrument in writing of even date herewith or subsequent hereto executed by both parties or by their fully authorized representatives.

22.12                       Inconsistencies

In the event of any inconsistency between the terms of this Agreement and the terms contained in either (i) the Specification, or (ii) any other Exhibit, in each such case the terms of this Agreement shall prevail over the terms of the Specification or any other Exhibit.  For the purpose of this Clause 22.12, the term Agreement shall not include the Specification or any other Exhibit hereto.

22.13                       Language

All correspondence, documents and any other written matters in connection with this Agreement shall be in English.

22.14                       Counterparts

This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

22.15                       Waiver of consequential damages

In no circumstances shall either party claim or receive incidental or consequential damages under this Agreement.

***    Confidential Treatment Requested

IN WITNESS WHEREOF, this Agreement was entered into as of the day and year first above written.

AIRBUS, S.A.S.

By:

Title:

HAWAIIAN AIRLINES, INC.

By:

Title:

and

By:

Title:

***    Confidential Treatment Requested

EXHIBIT A1

The A330-200 Standard Specification is contained in a separate folder.

***   Confidential Treatment Requested

EXHIBIT A2

The ADD is contained in a separate folder.

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EXHIBIT B1

AIRBUS SPECIFICATION CHANGE NOTICE (SCN)	SCN No. Issue Dated Page No.

TITLE

DESCRIPTION

EFFECT ON WEIGHT

Manufacturer’s Weight Empty Change:

Operational Weight Empty Change:

Allowable Payload Change:

REMARKS/REFERENCES

Response to RFC

SPECIFICATION CHANGED BY THIS SCN

THIS SCN REQUIRES PRIOR OR CONCURRENT ACCEPTANCE OF THE FOLLOWING SCN(s)

PRICE PER AIRCRAFT

US DOLLARS:

AT DELIVERY CONDITIONS:

This change will be effective on                   Aircraft No.                    and subsequent provided approval is received by                          .

BUYER APPROVAL	APPROVAL	SELLER

By:

By:

Title: (Authorized Finance Department Officer)	Date:

By:

Title: (Authorized maintenance or flight operations officer)

Date:

** *   Confidential Treatment Requested

AIRBUS SPECIFICATION CHANGE NOTICE (SCN)	SCN No. Issue Dated Page No.

SCOPE OF CHANGE  (FOR INFORMATION ONLY)

***    Confidential Treatment Requested

EXHIBIT B2

AIRBUS	Airline

MANUFACTURER’S SPECIFICATION	MSCN Number
CHANGE NOTICE	Issue
Dated
(MSCN)

Title:

Description

Effect on weight

Manufacturer’s Weight Empty Change :
Operational Weight Empty Change :
Allowable Payload Change :

Remarks / References

Specification changed by this MSCN

Price per aircraft

US DOLLARS :

AT DELIVERY CONDITIONS :

This change will be effective on	AIRCRAFT N°	and subsequent.

Provided MSCN is not rejected by

Buyer Approval	Seller Approval

By :	By :

Date :	Date :

** *   Confidential Treatment Requested

EXHIBIT B2

AIRBUS MANUFACTURER’S SPECIFICATION CHANGE NOTICE (MSCN)	Airline MSCN Number Issue Dated

Specification repercussion:

After contractual agreement with respect to weight, performance, delivery, etc, the indicated part of the specification wording will read as follows:

Price per aircraft

US DOLLARS :

AT DELIVERY CONDITIONS :

This change will be effective on	AIRCRAFT N° and subsequent.

Provided MSCN is not rejected by

Buyer Approval	Seller Approval

By :	By :

Date :	Date :

***   Confidential Treatment Requested

2

EXHIBIT B2

AIRBUS MANUFACTURER’S SPECIFICATION CHANGE NOTICE (MSCN)	Airline MSCN Number Issue Dated

Scope of change (FOR INFORMATION ONLY)

Price per aircraft

US DOLLARS :

AT DELIVERY CONDITIONS :

This change will be effective on	AIRCRAFT N° and subsequent.

Provided MSCN is not rejected by

Buyer Approval	Seller Approval

By :	By :

Date :	Date :

***   Confidential Treatment Requested

3

EXHIBIT B3

[...***...]

***   Confidential Treatment Requested

EXHIBIT B4

[...***...]

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EXHIBIT C

SELLER SERVICE LIFE POLICY

[...***...]

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EXHIBIT D

Form of
CERTIFICATE OF ACCEPTANCE
for A330/A350XWB Aircraft

In accordance with the terms of that certain A330/A350XWB Purchase Agreement dated as of                         , between [    ], (“Buyer”) and Airbus S.A.S. (“Airbus”) (the “Purchase Agreement”), the acceptance inspections relating to the Airbus [    ] aircraft, Manufacturer’s Serial Number:           , U.S. Registration Number:              with two (2) [   ] series propulsion systems installed thereon, serial nos.              (position #1) and                (position #2) (the “Aircraft”), have taken place at Toulouse, France, on the          day of                           ,         .

In view of said inspections having been carried out with satisfactory results, and with any remaining discrepancies note separately, Buyer hereby approves the Aircraft as being in conformity with the provisions of the Purchase Agreement.

This acceptance does not impair the rights of the Buyer that may be derived from the warranties relating to the Aircraft set forth in the Purchase Agreement.

RECEIPT AND ACCEPTANCE OF THE ABOVE-DESCRIBED
AIRCRAFT ACKNOWLEDGED

HAWAIIAN AIRLINES INC.

By:

Its:

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EXHIBIT E

BILL OF SALE for A330/A350XWB Aircraft

Know all persons by these presents that Airbus S.A.S. (“Airbus”), organized and existing under the laws of the Republic of France, whose address is 1 rond-point Maurice Bellonte, 31700 Blagnac, France, is the owner of the full legal and beneficial title to the following airframe (the “Airframe”), the attached propulsion systems as specified (the “Propulsion Systems”) and all appliances, components, parts, instruments, accessories, furnishings, modules and other equipment of any nature, excluding buyer furnished equipment, incorporated therein, installed thereon or attached thereto on the date hereof (the “Parts”):

MANUFACTURER OF AIRFRAME:		MANUFACTURER OF PROPULSION SYSTEMS:

AIRBUS		[ ]

MODEL: [ ]		MODEL: [ ]

MANUFACTURER’S		SERIAL NUMBERS:
SERIAL NUMBER:	[ ]	LH :	[ ]
		RH :	[ ]
REGISTRATION NO:	[ ]

The Airframe, Engines and Parts are hereafter together referred to as the aircraft (the “Aircraft”).

AIRBUS does this        day of                                sell, transfer and deliver all of its above described rights, title and interest to the Aircraft to the following company forever, said Aircraft to be the property thereof:

HAWAIIAN AIRLINES INC. (THE “BUYER”).

Airbus hereby warrants to the Buyer, its successors and assigns that it has on the date hereof good and lawful right to sell, deliver and transfer title to the Aircraft to the Buyer and that there is hereby conveyed to the Buyer on the date hereof good, legal and valid title to the Aircraft, free and clear of all liens, claims, charges, encumbrances and rights of others, other than those arising by or through the Buyer and that the Seller will warrant and defend such title forever against all claims and demands whatsoever.

***   Confidential Treatment Requested

IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed by its duly authorized representative this              day of [                  ].

AIRBUS S.A.S.

By:

Title:

Signature:

Location:

***   Confidential Treatment Requested

EXHIBIT F1

EXHIBIT F1

A330-200 TECHNICAL DATA INDEX

***   Confidential Treatment Requested

TECHNICAL DATA INDEX

Where applicable data will be established in general compliance with ATA Specification 2200 (iSpec2200), Information Standards for Aviation Maintenance

The following index identifies the Technical Data provided in support of the Aircraft.

The explanation of the table is as follows:

NOMENCLATURE	Self-explanatory.

ABBREVIATED DESIGNATION (Abbr)	Self-explanatory.

AVAILABILITY (Avail)

Technical Data can be made available :

•      ON-LINE (ON) through the relevant service on Airbus|World,

and / or

•      OFF-LINE (OFF) through the most suitable means applicable to the size of the concerned document  (e.g CD or DVD).

FORMAT (Form)

Following Technical Data formats may be used:

•      SGML - Standard Generalized Mark-up Language, which allows further data processing by the Buyer.

•      XML – Extensible Mark-up Language, evolution of the SGML text format to cope with WEB technology requirements.

XML data is used as basis for consultation using FOCT viewer (Flight Operations Consultation Tool). XML data can be customized using Airbus customization tools (FOSP, ADOC) or XML-based Airlines own editing tools.

•      CGM – Computer Graphics Metafile, format of the interactive graphics associated with the XML and /or SGML text file delivery  ..

•      PDF (PDF) - Portable Document Format allowing data consultation.

•      Advanced Consultation Tool -  refers to Technical Data Consultation application that offers advanced consultation & navigation functionality compared to PDF. Both browser software & Technical Data are packaged together.

•      P1 / P2 - refers to manuals printed on one side or both sides of the sheet.

•      CD-P -  refers to CD-Rom including Portable Document Format (PDF) Data.

***   Confidential Treatment Requested

TYPE	C	CUSTOMIZED. Refers to manuals that are applicable to an individual Airbus customer/operator fleet or aircraft.

	G	GENERIC. Refers to manuals that are applicable for all Airbus aircraft types/models/series.

	E	ENVELOPE. Refers to manuals that are applicable to a whole group of Airbus customers for a specific aircraft type/model/series.

QUANTITY (Qty)	Self-explanatory for physical media.

DELIVERY (Deliv)	Delivery refers to scheduled delivery dates and is expressed in either the number of corresponding days prior to first Aircraft delivery, or nil (0) corresponding to the first delivery day.

The number of days indicated shall be rounded up to the next regular revision release date.

***   Confidential Treatment Requested

NOMENCLATURE	Abbr	Avail	Form	Type	Qty	Deliv	Comments
OPERATIONAL MANUALS AND DATA
Flight Crew Operating Manual & Flight Crew Training Manual	FCOM	ON	XML	C	N/A	90
		OFF	XML	C	1
	FCTM	ON	XML	C	N/A	90	FCTM is a supplement to FCOM , a “Pilot’s guide” for use in training and in operations
		OFF	XML	C	1	90
Cabin Crew Operating Manual	CCOM	ON	XML	C	N/A	90
		OFF	XML	C	1	90
Flight Manual	FM	ON	XML	C	N/A	0
		OFF	XML	C	1	0
Master Minimum Equipment List	MMEL	ON	XML	C	N/A	180	XML to be used for issuing the Customer MEL
		OFF	XML	C	1	180
Quick Reference Handbook	QRH	ON	XML	C	N/A	90
		OFF	XML	C	1	90
Trim Sheet	TS	OFF	WordDoc	C	1	0	Office Automation format (.doc) for further processing by the Buyer
Weight and Balance Manual	WBM	ON	XML	C	N/A	0
		OFF	XML	C	1	0
Performance Engineer’s Programs	PEP	ON	Performance Computation Tool	C	1	90	A collection of aircraft Performance software tools in a common interface.
		OFF	Performance Computation Tool on CD	C	N/A	90
Performance Programs Manual	PPM	OFF	CD-P	C	1	90	Explains how to use the PEP & contains specific Data for engineers, which are not contained in the FCOM

***   Confidential Treatment Requested

NOMENCLATURE	Abbr	Avail	Form	Type	Qty	Deliv	Comments

MAINTENANCE AND ASSOCIATED MANUALS

AirN@v / Maintenance , including : Aircraft Maintenance Manual - AMM Illustrated Parts Catalog (Airframe)- IPC Trouble Shooting Manual - TSM Aircraft Schematics Manual - ASM Aircraft Wiring Lists - AWL Aircraft Wiring Manual- AWM Electrical Standard Practices Manual-ESPM	AirN@v	ON	Advanced Consultation Tool	C	N/A	90

	AirN@v	OFF	Advanced Consultation Tool on DVD	C	20	90

AirN@v / Associated Data Consumable Material List – CML Standards Manual – SM Electrical Standard Practices Manual - ESPM Tooling Data – TD (*)	AirN@v	ON	Advanced Consultation Tool	G	N/A	360	Tooling Data invcludes the Tool and Equipment Manual (TEM), Support Equipment Summary (SES) and Tool and Equipment Index (TEI) information.
	AirN@v	OFF	Advanced Consultation Tool on DVD	G	20	360
Technical Follow-up	TFU	OFF	CD-P	E	20	90	TFU for Trouble shooting & maintenance, to be used with AirN@v
Aircraft Maintenance Manual	AMM	ON	PDF	C	N/A	90
	AMM	OFF	CD-P	C	3	90	Fallback solution to AirN@v / Maintenance
	AMM	OFF	SGML	C	1	180	SGML format delivery upon explicit request from the Buyer. Graphics in CGM, in general compliance with iSpec 2200
Aircraft Schematics Manual	ASM	ON	PDF	C	N/A	90
	ASM	OFF	CD-P	C	3	90	Fallback solution to AirN@v / Maintenance :
	ASM	OFF	SGML	C	1	180	SGML format delivery upon explicit request from the Buyer. Graphics in CGM, in general compliance with iSpec 2200
Aircraft Wiring List	AWL	ON	PDF	C	N/A	90
	AWL	OFF	CD-P	C	3	90	Fallback solution to AirN@v / Maintenance. AWL PDF will be discontinued in 2009 after implementation of the AirN@v / Maintenance Technical Data Upgrade programme.

***   Confidential Treatment Requested

NOMENCLATURE	Abbr	Avail	Form	Type	Qty	Deliv	Comments
	AWL	OFF	SGML	C	1	180	SGML format delivery upon explicit request from the Buyer. (Graphics in CGM, in general compliance with iSpec 2200 )
Aircraft Wiring Manual	AWM	ON	PDF	C	N/A	90
	AWM	OFF	CD-P	C	3	90	Fallback solution to AirN@v / Maintenance
	AWM	OFF	SGML	C	1	180	SGML format delivery upon explicit request from the Buyer. (Graphics in CGM, in general compliance with iSpec 2200 )
Consumable Material List	CML	OFF	SGML	G	1	180	SGML format delivery upon explicit request from the Buyer.
Ecam System Logic Data	ESLD	ON	PDF	E	N/A	90
	ESLD	OFF	CD-P	E	5	90
Electrical Load Analysis	ELA	OFF	PDF/RTF/ Excel	C	1	+30	One ELA supplied for each Aircraft, delivered one month after Aircraft Delivery PDF File + Office automation format RTF & Excel file delivered on one single CD for ELA updating by the Buyer
Electrical Standard Practices Manual	ESPM	OFF	SGML	G	1	90	SGML format delivery upon explicit request from the Buyer. (Graphics in CGM, in general compliance with iSpec 2200 )
Electrical Standard Practices booklet	ESP	OFF	P2*	G	20	90	*Pocket size format booklets, which provide maintenance personnel with quick and easy access for identifying of electrical equipment and required tooling
Flight Data Recording Parameter Library	FDRPL	OFF	Advanced Consultation Tool on CD	E	5	90
Illustrated Parts Catalog (Airframe)	IPC	ON	PDF	C	N/A	90
	IPC	OFF	CD-P	C	3	90	Fallback solution to AirN@v / Maintenance IPC PDF will be discontinued in 2009 after implementation of the AirN@v / Maintenance Technical Data Upgrade programme.
	IPC	OFF	SGML	C	1	180	SGML format delivery upon explicit request from the Buyer. (Graphics in CGM, in general compliance with iSpec 2200 )
AirN@v / Planning , including Maintenance Planning Document – MPD	AirN@v AirN@v	ON OFF	Advanced Consultation Tool Advanced Consultation Tool on DVD	E E	N/A 5	360 360

The application also includes MPD data in PDF, MS Excel and TSDF / Text Structured Data File formats +  SGML file for further processing by the Buyer Life Limited Parts information is included in the Airworthiness Limitation Section ( ALS ) of the SMD

***   Confidential Treatment Requested

NOMENCLATURE	Abbr	Avail	Form	Type	Qty	Deliv	Comments

Scheduled Maintenance Data, including Maintenance Review Board Report –MRBR Airworthiness Limitation Section – ALS	SMD	ON	PDF	E	NA	360
	SMD	OFF	CD-P	E	5	360
Tool & Equipment Bulletins	TEB	OFF	P2	E	5	N/A
Tool and Equipment Drawings	TED	ON	Advanced Consultation Tool	E	N/A	360	On-line Consultation from Engineering Drawings Service

AirN@v / Engineering , including:

Airworthiness Directives / AD

Consignes de Navigabilite / CN ( French DGAC )

All Operator Telex / AOT

Operator Information Telex / OIT

Flight Operator Telex / FOT

Modification / MOD

Modification Proposal / MP

Service Bulletin / SB

Service Information Letter / SIL

Technical Follow-Up / TFU

Vendor Service Bulletin / VSB

	Enginerring Technical Data Service AirN@v	ON OFF	Advanced Consultation Tool Advanced Consultation Tool on DVD	C C	N/A 5	90 90	Outstations with no On-Line connection to AirbusWorld to be supplied with one DVD set

Trouble Shooting Manual	TSM	ON	PDF	C	N/A	90
	TSM	OFF	CD-P	C	3	90	Fallback solution to AirN@v / Maintenance
	TSM	OFF	SGML	C	1	180	SGML format delivery upon explicit request from the Buyer. (Graphics in CGM, in general compliance with iSpec 2200)

***   Confidential Treatment Requested

NOMENCLATURE	Abbr	Avail	Form	Type	Qty	Deliv	Comments
STRUCTURAL MANUALS
AirN@v / Repair , including: Structural Repair Manual - SRM Non Destructive Testing Manual - NTM	AirN@v	ON	Advanced Consultation Tool	E	N/A	90
		OFF	Advanced Consultation Tool on DVD	E	5	90
	SRM	OFF	SGML	E	1	90	SGML format delivery upon explicit request from the Buyer. (Graphics in CGM, in general compliance with iSpec 2200 )
Structural Repair Manual	SRM	ON	PDF	E	N/A	90
		OFF	CD-P	E	5	90	Fallback solution to AirN@v- Repair
Non Destructive Testing Manual	NTM	ON	PDF	E	N/A	90
		OFF	CD-P	E	5	90	Fallback solution to AirN@v- Repair

***   Confidential Treatment Requested

NOMENCLATURE	Abbr	Avail	Form	Type	Qty	Deliv	Comments
OVERHAUL DATA
AirN@v / Workshop, including: Component Maintenance Manual – Manufacturer CMMM Duct Fuel Pipe Repair Manual- DFPRM	AirN@v	ON	Advanced Consultation Tool	E	N/A	180
		OFF	Advanced Consultation Tool on DVD	E	5	180
Component Maintenance Manual – Manufacturer CMMM	CMMM	ON	PDF	E	N/A	180
		OFF	CD-P	E	5	180	Fallback solution to AirN@v / Workshop
Component Maintenance Manual – Vendor	CMMV	OFF	CD-P	E	1	180	PDF on CD to be provided by Vendors. If more than one Airbus aircraft type in operation with the Buyer, dispatch of the “common” CMMV only
	CMMV	ON	PDF	E	N/A	180	Available from the “Supplier Technical Documentation “ Service in AirbusWorld
Component Documentation Status	CDS	OFF	CD	C	1	180	Revised until 180 days after Aircraft Delivery
Component Evolution List	CEL	ON	PDF	G	N/A	—
	CEL	OFF	CD-P	G	1	—	Delivered as follow-on for CDS.

***   Confidential Treatment Requested

NOMENCLATURE	Abbr	Avail	Form	Type	Qty	Deliv	Comments
ENGINEERING DOCUMENTS
Mechanical Drawings	MD	ON	Advanced Consultation Tool	C	N/A	0

On-line Consultation from Engineering Drawings Service

Note:  Repair drawings are supplied upon specific Buyer request. Buyer’s queries shall be issued in connection with an approved document SB, SRM or RAS (Repair Assessment Sheet)

Parts Usage (Effectivity)	PU	ON	Advanced Consultation Tool	C	N/A	0	On-line Consultation from Engineering Drawings Service
Parts List	PL	ON	Advanced ConsultationTool	C	N/A	0	On-line Consultation from Engineering Drawings Service
Standards Manual	SM	OFF	SGML	G	1	180	SGML format delivery upon explicit request from the Buyer.
Process and Material Specification	PMS	ON	PDF	G	N/A	0
	PMS	OFF	CD-P	G	1	0

***   Confidential Treatment Requested

NOMENCLATURE	Abbr	Avail	Form	Type	Qty	Deliv	Comments
MISCELLANEOUS PUBLICATIONS
Airplane Characteristics for Airport Planning- AC Maintenance Facility Planning - MFP	AC/MFP	ON	PDF	E	N/A	360	Available On-Line from the AirbusWorld
	AC/ MFP	OFF	CD-P	E	5	360	AC, MFP are grouped on one single CD Fallback solution to on-line AC / MFP
ATA 100 Breakdown	ATAB	ON	PDF	E	N/A	360	6 Digits ATA 100 Breakdown
		OFF	CD-P	E	5	360
C@DETS /Technical Data Training Course Ware Software	C@DETS	OFF	Advanced Consultation Tool on CD	G	5	360	Training Course applicable to major Maintenance , Material , Repair Technical Data
	C@DETS	ON	PDF	G	NA	360
Aircraft Recovery Manual	ARM	ON	PDF	E	N/A	90
	ARM	OFF	CD-P	E	1	90
Aircraft Rescue & Firefighting Chart	ARFC	ON	PDF	E	N/A	180	Available On-Line from AirbusWorld
Crash Crew Chart	CCC	OFF	P1	E	20	180

Cargo Loading System Manual	CLS	ON	PDF	E	N/A	180

	CLS	OFF	CD-P	E	1	180

One CLS per delivered Aircraft

List of Effective Technical Data	LETD	ON	PDF	C	N/A	90

The LETD provides, for each Technical Data, information about:

- Applicable issue and revision date,

- Shipping information with search functions by manual or delivery address criteria,

-Tracking of shipments through the Carrier Website.

List of Radioactive and Hazardous Elements	LRE	ON	PDF	G	N/A	90
	LRE	OFF	CD-P	G	1	90
Livestock Transportation Manual	LTM	ON	PDF	E	N/A	90
	LTM	OFF	CD-P	E	1	90

***   Confidential Treatment Requested

NOMENCLATURE	Abbr	Avail	Form	Type	Qty	Deliv	Comments
Service Bulletins	SB	ON	Advanced Consultation Tool	C	N/A	0	Full SB content and SB search functions available from the ETDS / Engineering Technical Documentation Service in AirbusWorld Note: SB cross reference Index available from AirN@v / Engineering on DVD
	SB	OFF	CD-P	C	1	0	One CD for every SB issued and/or revised
Supplier Product Support Agreements 2000	SPSA SPSA	ON OFF	PDF CD-P	G G	N/A 5	360 360

The SPSA contains all the GCP 2000 issue 04 Agreements signed by Airbus SFE Suppliers.

The GCP 2000 is an Agreement signed by Airbus and its Suppliers which specifies: Airbus Support Standards and the individual Supplier’s contractual support commitments

Transportability Manual	TM	OFF	CD-P	G	1	180
Vendor Information Manual	VIM	ON	Advanced Consultation Tool	G	N/A	360
	VIM	OFF	Advanced Consultation Tool on CD	G	5	360
Ground Support Equipment Vendor Information Manual / GSE VIM	GSE VIM	ON	PDF	G	N/A	360

***   Confidential Treatment Requested

EXHIBIT F2

EXHIBIT F2

A350XWB-800 TECHNICAL DATA INDEX

***   Confidential Treatment Requested

TECHNICAL DATA INDEX

Where applicable, data will be established in general compliance with S1000D  Specification jointly defined by the ASD (Aerospace and Defense Industries Association of Europe), AIA (Aerospace Industries Association) and ATA (Air Transport Association of America).

AVAILABILITY

Except as specifically otherwise set forth in this Exhibit F2, all Technical Data shall be available on-line through the relevant Service on AirbusWorld.

Off-line Technical Data shall only be supplied upon express request from the Buyer to cover some specific back-up needs.

The following index identifies the Technical Data provided in support of the Aircraft.

NOMENCLATURE         Self-explanatory

ABBR.    Abbreviated designation of the relevant Technical Data

FORMATS:

ADVANCED CONSULTATION TOOL (A.C.T.)

Includes the relevant Technical Data and an advanced consultation and navigation software to browse the data.

SPECIFIC FORMATS (Format)

Refers to Technical Data, which are neither located in an “Advanced Consultation Tool” nor issued as XML raw data. Such Technical Data may be available as either:

•             Portable Document Format (PDF), allowing data consultation, or

•             Office Automation Format, such as XLS and/or Rich Text Format (Word RTF) or HyperText Markup Language (HTML), for consultation and information update, or

•             Task Structure Data File (TSDF).

XML

1/ Maintenance, Planning, Structural, Overhaul, Engineering Data

S1000D compliant raw data, for data processing by the Buyer.

If XML has been selected by the Buyer in the present Exhibit F2, effective delivery shall only take place at the time of explicit request from the Buyer

***   Confidential Treatment Requested

2/ Flight Operations Data

XML standard is yet to be defined .. It will either be compliant with the future ATA XML standard or conform to the ATA / ASD / AIA S1000D Specification.

TYPE	C	CUSTOMIZED. Refers to manuals that are applicable to an individual Airbus customer/operator fleet or aircraft.

	G	GENERIC. Refers to manuals that are applicable for all Airbus aircraft types/models/series.

	E	ENVELOPE. Refers to manuals that are applicable to a whole group of Airbus customers for a specific aircraft type/model/series.

QTY/ QUANTITY	Self explanatory

DELIVERY (Deliv)	Delivery refers to scheduled delivery dates and is expressed in either the number of corresponding days prior to first Aircraft Delivery or nil (0), corresponding to the first aircraft Delivery Date.

The number of days indicated shall be rounded up to the next regular revision release date.

***   Confidential Treatment Requested

NOMENCLATURE	Abbr.	XML	A.C.T.	Format	Type	Qty	Deliv	Comments
FLIGHT OPERATIONAL DATA

Flight Crew Operating Manual / Quick Reference Leaflet

FCOM

X

C

	QRL	X			C		90
Flight Crew Training Manual	FCTM	X			C		90
Cabin Crew Operating Manual	CCOM	X		PDF	C		90
Flight Manual / Configuration Deviation List	FM/CDL	X		PDF	C		0
Master Minimum Equipment List	MMEL	X		PDF	C		180
Weight and Balance Manual	WBM	X		PDF	C		90 + 0
Trim Sheet	TS			Word RTF	C		90	Office Automation Format (.doc) for further processing by the Buyer
Performance Engineer’s Programs	PEP		Performance Computation Tool		C		90	A collection of aircraft performance software tools in a common interface. They are complemented by OIS performance tools based on the same computation engine as that included in the PEP
Performance Programs Manual	PPM			PDF	C		90	Explains how to use the PEP & contains specific data for engineers, which are not contained in the FCOM

MAINTENANCE AND ASSOCIATED DATA

Aircraft Maintenance Manual	AMM	X	X		C		90
Aircraft Schematics Manual	ASM	X	X		C		90
Aircraft Wiring Lists	AWL	X	X		C		90
Aircraft Wiring Manual	AWM	X	X		C		90
Consumable Material List	CML	X	X		G		180
Electrical Load Analysis	ELA		PDF/RTF/ XLS		C		+30	Off-line delivery with each Aircraft, within 4 weeks from Aircraft Delivery Date. PDF file + Office Automation Format RTF & Excel file delivered on a single CD for ELA updating by the Buyer
Electrical Standard Practices Manual	ESPM	X	X		G		90

***   Confidential Treatment Requested

NOMENCLATURE	Abbr.	XML	A.C.T.	Format	Type	Qty	Deliv	Comments
Electrical Standard Practices booklet	ESP			paper	G		90

This manual is Airbus generic and is supplied as a pocket-size format booklet.

It provides maintenance personnel with quick and easy access for identifying electrical equipment and the required tooling

Illustrated Parts Catalog (Airframe)	AIPC	X	X		C		90
Illustrated Parts Catalog (Powerplant)	PIPC	X*	X		C		90	* For XML raw data availibility, Powerplant supplier is to be contacted directly
List of Radioactive and Hazardous Elements	LRE	X	X	PDF	G		90
Maintenance Planning Document	MPD	X	X	PDF, XLS, TSDF	E		90
Maintenance Review Board Report	MRBR			PDF	E		360	MRB Report document includes the Certification Maintenance Requirements (CMR) and Airworthiness Limitation Items (ALI) documents.
Tool and Equipment Drawings	TED		X		E		360	On-line consultation from the Tool & Equipment Drawings Service on AirbusWorld
Illustrated Tool and Equipment Manual	TEM	X	X		E		360
Transportability Manual	TM			PDF	E		180
Trouble Shooting Manual	TSM	X	X		C		90
STRUCTURAL DATA
Structural Repair Manual	SRM	X	X		E		90
Nacelle Structural Repair Manual	NSRM	X*	X		E		90	For XML raw data availability, Nacelle Supplier is to be contacted directly
Nondestructive Testing Manual	NTM	X	X		N/A		90
OVERHAUL DATA
Cable Fabrication manual	CFM			PDF
Component Documentation Status	CDS			HTML	C		180	Tool enabling the Buyer to load Vendor Component Maintenance Manual delivery data. Revised until 180 days after Aircraft Delivery.
Component Evolution List	CEL			PDF	G		—
Component Maintenance Manual – Manufacturer	CMMM	X	X	PDF	E		180
Component Maintenance Manual – Vendor	CMMV		X	PDF	E		180	PDF: consultation from the Supplier Technical

***   Confidential Treatment Requested

NOMENCLATURE	Abbr.	XML	A.C.T.	Format	Type	Qty	Deliv	Comments
								Data On-Line Service on AirbusWorld For XML raw data availibility, each CMMV Supplier is to be contacted directly
Duct & Fuel Pipe Repair Manual	DFPRM	X	X		E		180
ENGINEERING DATA
ENGINEERING Documents, included in one single advanced consultation tool:							90	On-line service offering advanced search and navigation functions allowing a cross-reference between all document indexes and the capability to access AOT, OIT, FOT, TFU, SIL & SB contents
Airworthiness Directives	AD		X		E
Consignes de Navigabilite (French DGAC)	CN		X		E
All Operator Telex	AOT		X		E
Operator Information Telex	OIT		X		E
Flight Operator Telex	FOT		X		E
Modification Proposal & Modification File	MP & MOD		X		E
Service Bulletin / SB	SB	X	X		C
Service Information Letter / SIL	SIL		X		E
Technical Follow-Up / TFU	TFU		X		E
Vendor Service Bulletin / VSB	VSB	X	X		E			For VSB in XML raw data availability, each CMM Supplier is to be contacted directly.
Mechanical Drawings	MD		X		C		0	On-line consultation from Engineering Drawings Service
Parts Usage (Effectivity)	PU		X		C		0	On-line consultation from Engineering Drawings Service
Parts List	PL		X		C		0	On-line consultation from Engineering Drawings Service
Standards Manual	SM	X	X		G		90
Process and Material Specification	PMS	X	X		G		0

***   Confidential Treatment Requested

NOMENCLATURE	Abbr.	XML	A.C.T.	Format	Type	Qty	Deliv	Comments
MISCELLANEOUS TECHNICAL DATA
Aircraft Characteristics for Airport and Maintenance Facility Planning	AC/MFP			PDF	E		360
ATA 100 Index	ATI			PDF	E		360	6 Digits ATA 100 Index
C@DETS (Technical Data Training Software)	C@DETS		X	—	G		360	Training software applicable to customized & non-customized maintenance Technical Data (AMM / TSM / IPC / AWM / SRM / NTM), and associated data (CML / SM / TEM / PMS) & Aircraft drawings
Aircraft Recovery Manual	ARM			PDF	E		90
Aircraft Rescue & Firefighting Chart	ARFC			PDF	E		180
List of Effective Technical Data	LETD			PDF	C		90
Live Animal Transportation Calculation Tool	LATC		X		E		90
Supplier Product Support Agreements	SPSA			PDF	G		360
Vendor Information Manual	VIM		X		G		360
	VIM/GSE		X		G		360

***   Confidential Treatment Requested

EXHIBIT G1

SELLER PRICE REVISION FORMULA

1                                                                                          BASE PRICE

The Base Price of the Airframe and of the SCNs for the A330-200 Aircraft, and the Base Price of Aircraft and of the SCNs for the A350XWB-800 Aircraft are as quoted in the Agreement.

2                                                                                          BASE PERIOD

The Base Prices enumerated in Paragraph 1 of this Exhibit G1 have been established in accordance with the average economic conditions prevailing in [...***...] and corresponding to a theoretical delivery in [...***...] as defined by [...***...] and [...***...] index values indicated in Paragraph 4 of this Exhibit G1.

These Base Prices are subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions of Paragraphs 4 and 5 of this Exhibit G1.

[...***...] and [...***...] index values indicated in Paragraph 4 herein will not be subject to any revision.

3                                                                                          INDEXES

Labor Index: [...***...]

4                                                                                          REVISION FORMULA

[...***...]

5                                                                                          GENERAL PROVISIONS

5.1                                                                                 Roundings

The [...***...] average and the [...***...] average will be computed to the first decimal. If the next succeeding place is five (5) or more, the preceding decimal place shall be raised to the next higher figure.

Each quotient [...***...] shall be rounded to the nearest ten-thousandth (4 decimals). If the next succeeding place is five (5) or more, the preceding decimal place shall be raised to the next higher figure.

The final factor will be rounded to the nearest ten-thousandth (4 decimals).

The final price will be rounded to the nearest whole number (0.5 or more rounded to 1).

***   Confidential Treatment Requested

5.2                                                                               Substitution of Indexes for Seller Price Revision Formula

If;

(i)                                                                                   the United States Department of Labor substantially revises the methodology of calculation of the labor index [...***...] or the material index [...***...] as used in this Exhibit, or

(ii)                                                                                the United States Department of Labor discontinues, either temporarily or permanently, such labor index [...***...] or such material index [...***...], or

(iii)                                                                             the data samples used to calculate such labor index [...***...] or such material index [...***...]  are substantially changed;

the Seller will select a substitute index for inclusion in the Seller Price Revision Formula (the “Substitute Index”).

The Substitute Index will reflect as closely as possible the actual variance of the labor costs or of the material costs used in the calculation of the original labor index [...***...] or material index [...***...] as the case may be.

As a result of the selection of the Substitute Index, the Seller will make an appropriate adjustment to the Seller’s Price Revision Formula in this Exhibit G1 to combine the successive utilization of the original labor index [...***...] or material index[...***...]  (as the case may be) and of the Substitute Index.

5.3                                                                              Final Index Values

The index values as defined in paragraph 4 herein shall be considered final and no further adjustment to the Base Prices as revised at Delivery of the Aircraft shall be made after Aircraft Delivery for any subsequent changes in the published index values.

***   Confidential Treatment Requested

EXHIBIT G2

ROLLS ROYCEPROPULSION SYSTEMS PRICE REVISION FORMULA

1                                                                                          REFERENCE PRICE

The A330-200 Propulsion Systems Reference Price of the Rolls-Royce Trent 772B Propulsions Systems is as quoted in Clause 3 to the Agreement.

This A330-200 Propulsion Systems Reference Price is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions of Paragraphs 4 and 5 of this Exhibit G2.

2                                                                                          REFERENCE PERIOD

The above A330-200 Propulsion System Reference Price has been established in accordance with the average economic conditions prevailing in [...***...] as defined, according to ROLLS ROYCE, by the [...***...] index values indicated in Paragraph 4 of this Exhibit G2.

3                                                                                          INDEXES

Labor Index: [...***...]

Material Index: [...***...]

Energy Index: [...***...]

4                                                                                          REVISION FORMULA

[...***...]

5                                                                                          GENERAL PROVISIONS

5.1                                                                                 Roundings

The Labor and Material Index averages will be computed to the second decimal place.

Each factor [...***...] will be calculated to the nearest ten-thousandth (4 decimals).

If the next succeeding place is five (5) or more the preceding decimal will be raised to the next higher figure.

After final computation [...***...] will be rounded to the nearest whole number (0.5 or more rounded to 1).

***   Confidential Treatment Requested

5.2                                                                              Final Index Values

The revised A330-200 Propulsions Systems Reference Price as revised as of the Aircraft Delivery will not be subject to any further adjustments in the indexes.

5.3                                                                              Interruption of Index Publication

If the US Department of Labor substantially revises the methodology of calculation or discontinues any of the indexes referred to hereabove, the Seller will reflect the substitute for the revised or discontinued index selected by ROLLS ROYCE, such substitute index to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original index as it may have fluctuated had it not been revised or discontinued.

Appropriate revision of the formula will be made to accomplish this result.

5.4                                                                              Annulment of Formula

Should the above escalation provisions become null and void by action of the British Government, the Price will be adjusted due to increases in the costs of labor, material and fuel which have occurred from the period represented by the applicable A330-200 Propulsion Systems Reference Price Indexes to the [...***...] prior to the month of Aircraft Delivery.

***  Confidential Treatment Requested

EXHIBIT G2

ROLLS ROYCEPROPULSION SYSTEMS PRICE REVISION FORMULA

1                                                                                       REFERENCE PRICE

The A330-200 Propulsion Systems Reference Price of the Rolls-Royce Trent 772B Propulsions Systems is as quoted in Clause 3 to the Agreement.

This A330-200 Propulsion Systems Reference Price is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions of Paragraphs 4 and 5 of this Exhibit G2.

2                                                                                       REFERENCE PERIOD

The above A330-200 Propulsion System Reference Price has been established in accordance with the average economic conditions prevailing in [...***...] as defined, according to ROLLS ROYCE, by the [...***...] index values indicated in Paragraph 4 of this Exhibit G2.

3                                                                                       INDEXES

Labor Index: [...***...]

Material Index: [...***...]

Energy Index: [...***...]

4                                                                                       REVISION FORMULA

[...***...]

5                                                                                       GENERAL PROVISIONS

5.1                                                                              Roundings

The Labor and Material Index averages will be computed to the second decimal place.

Each factor [...***...] will be calculated to the nearest ten-thousandth (4 decimals).

If the next succeeding place is five (5) or more the preceding decimal will be raised to the next higher figure.

After final computation [...***...] will be rounded to the nearest whole number (0.5 or more rounded to 1).

***  Confidential Treatment Requested

5.2                                                                              Final Index Values

The revised A330-200 Propulsions Systems Reference Price as revised as of the Aircraft Delivery will not be subject to any further adjustments in the indexes.

5.3                                                                              Interruption of Index Publication

If the US Department of Labor substantially revises the methodology of calculation or discontinues any of the indexes referred to hereabove, the Seller will reflect the substitute for the revised or discontinued index selected by ROLLS ROYCE, such substitute index to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original index as it may have fluctuated had it not been revised or discontinued.

Appropriate revision of the formula will be made to accomplish this result.

5.4                                                                              Annulment of Formula

Should the above escalation provisions become null and void by action of the British Government, the Price will be adjusted due to increases in the costs of labor, material and fuel which have occurred from the period represented by the applicable A330-200 Propulsion Systems Reference Price Indexes to the [...***...] prior to the month of Aircraft Delivery.

***  Confidential Treatment Requested

EXHIBIT H

General Conditions of Licensing of Software

These General Conditions of Licensing of Software (the “General Conditions”) will provide the conditions for the supply of software developed by and proprietary to Airbus S.A.S (“Airbus”) and licensed to Airbus North America Customer Services, Inc. (“ANACS”) for supply and license to any user (such user, whether provided with the software on a chargeable or free of charge basis is referred to hereinafter as the “Buyer”). These General Conditions will be incorporated into any product-specific license agreement entered into between the Buyer and ANACS and will apply to any software license granted to the Buyer to the extent not in conflict with any such product-specific agreement that post-dates execution of these General Conditions.

[...***...]

10.                                 MISCELLANEOUS

10.1                           Severability

If a court holds any provision of these General Conditions or any part thereof to be illegal, invalid or unenforceable, the remaining provisions and remainder of the relevant provision will remain in full force and effect and the parties will amend these General Conditions to give effect to the remainder of the clause to the maximum extent possible.

[...***...]

10.2                           No Waiver

The failure of either party to enforce at any time any obligations hereunder or to require performance of the same by the other party shall in no way be construed to be a present or future waiver of such obligation.

10.4                           Notices

All notices and requests required or authorized hereunder shall be given in writing either by registered mail (return receipt requested) or by telefax. In the case of any such notice or request being given by registered mail, the date upon which the answerback is recorded by the addressee or, in case of a telefax, the date upon which it is sent a correct confirmation printout, shall be deemed to be the effective date of such notice or request.

10.5         Applicable Law

These General Conditions shall be governed by and construed in accordance with the laws of the State of New York, without application of conflict of laws principles, which could result in the application of the law of any other jurisdiction. The United Nations Convention on the International Sale of Goods, 1988, shall not apply hereto.

***  Confidential Treatment Requested

EXHIBIT I

GENERAL TERMS AND CONDITIONS OF ACCESS TO AND USE OF THE SECURE AREA OF THE AIRBUS WORLD/ONLINE SERVICES

These GENERAL TERMS AND CONDITIONS OF ACCESS TO AND USE OF THE SECURE AREA OF THE AIRBUS WORLD/ONLINE SERVICES (the “GTC”) are entered into between the Company (as identified below) and Airbus North America Customer Services, Inc, (“ANACS”) on the date indicated below.

WHEREAS Airbus S.A.S. has developed and owns Secure AirbusWorld, described below, by which authorized users may access a variety of products and services on line and

WHEREAS Airbus S.A.S. has entered into an agreement with ANACS that grants ANACS the right to access and use the Secure AirbusWorld and allows ANACS to enter into agreements with third parties (such as the Company) for the provision of the same rights to such third parties, and

WHEREAS ANACS and the Company wish to enter into such an agreement under the terms and conditions set forth in this GTC,

NOW THEREFORE, the parties, wishing to be mutually bound, hereby agree as follows:

[...***...]

ARTICLE 11: MISCELLANEOUS

11.1                           The Agreement is personal to the Parties and neither Party may assign the Agreement to a third party without the express consent of the other Party, except that ANACS may assign all or part of its rights and/or obligations under the Agreement to any Affiliate.

11.2                           The Agreement represents the entire agreement between the Parties with respect to access to the Secure AirbusWorld and use of Secure AirbusWorld for the Services, and renders all other previous written and oral agreements null and void.  The Agreement may not be modified except by written amendment signed by both Parties.

11.3                           Any provision of the Agreement determined to be unlawful or unenforceable under applicable law applied by any court of competent jurisdiction shall, to the extent required by such law, be deemed severed from the Agreement and rendered ineffective so far as is possible without modifying the remaining provisions. Where, however, the provisions of any such applicable law may be waived, they are hereby waived by the Parties hereto to the fullest extent permitted by such law, with the result that the provisions of the Agreement shall be a valid and binding and enforceable in accordance with their terms. The Parties agree to replace, so far as practicable, any provision which is prohibited, unlawful or unenforceable with another provision having substantially the same effect (in its legal and commercial content) as the replaced provision, but which is not prohibited, unlawful or unenforceable. The invalidity in whole or in part of any provisions of the Agreement shall not void or affect the validity of any other provision.

***  Confidential Treatment Requested

11.4                           The Agreement is entered into and shall be governed by the law of the State of New York, without application of any conflict of laws principles that could result in the application of the law of any other jurisdiction.

***  Confidential Treatment Requested

[...***...]

AIRBUS NORTH AMERICA CUSTOMER SERVICES, INC.

Duly represented by

Name:

Title:

Signature:

Date:

The Company

Hawaiian Airlines, Inc. a Delaware corporation, having its principal corporate offices located at 3375 Koapaka Street, Suite G350, Honolulu, HI 96819-1869.

Duly represented by

Name:

Title:

Signature:

Date:

***  Confidential Treatment Requested

*** CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

[...***...]

As of January 31 2008

Hawaiian Airlines, Inc.

3375 Koapaka Street

Honolulu, Hawaii  96819

Re: [...***...]

Ladies and Gentlemen:

Hawaiian Airlines, Inc. (“Buyer”), and Airbus S.A.S. (“Seller”) have entered into an Airbus A330/A350XWB Purchase Agreement, of even date herewith, which covers the firm order by Buyer of certain A330-200 and A350XWB-800 Aircraft (the “Purchase Agreement”).

[...***...]

2. Termination

The commitments of Seller set forth herein are subject to the non-occurrence of any of the events described in this paragraph 2. If any event described in paragraph 2(a) occurs, this [...***...] Letter Agreement and the commitments of Seller hereunder shall automatically terminate without notice of any kind, without any liability whatever on the part of Seller and without prejudice to any other rights or remedies that may be exercised by Seller. If any other event described in paragraph 2 occurs, Seller shall be entitled at any time upon notice to Buyer to terminate this [...***...] Letter Agreement and its commitments hereunder without any liability whatever on the part of Seller:

(a)

(i)                             Buyer or any other party shall commence any case, proceeding or other action with respect to a Buyer Party in any jurisdiction, relating to bankruptcy, insolvency, reorganization or relief from debtors or seeking a reorganization, arrangement, winding-up, liquidation, dissolution or other relief with respect to its debts and, solely in the case of any party other than Buyer commencing any such case, proceeding or other action, such case, proceeding or other action is not dismissed within [...***...]; or

(ii)                          Buyer is unable generally to pay its debts as they become due.

(b)                         Buyer defaults under any agreement entered into between Buyer and Seller and/or any of their respective Affiliates [...***...] where such default continues beyond the end of any applicable grace period.

***  Confidential Treatment Requested

Hawaiian Airlines, Inc. [...***...] Letter Agreement

(c)                          Buyer shall consolidate with or merge into any other entity (unless Buyer is the surviving entity) or sell, convey, lease or otherwise transfer all or a substantial part of its assets to any entity, unless the successor entity (that is, the entity formed by such consolidation, or into which Buyer is merged or which acquires by sale, conveyance, lease or other transfer a substantial part of the assets of Buyer) has a tangible net worth immediately following such consolidation, merger, sale, conveyance, lease or other transfer at least equal to the tangible net worth of Buyer, immediately prior to such event, provided always that any such entity shall not in any way be a competitor of Seller or any of its subsidiaries, affiliates or associated companies and/or an operating lessor in the business of leasing aircraft;

(d)                         A Buyer Termination Event shall have occurred under the Purchase Agreement between Buyer and the Seller.

[...***...]

4. Miscellaneous Provisions

(a)                                  Notices

All notices and requests required or authorized hereunder shall be given in writing either by personal delivery to a responsible officer of the party to whom the same is given or by commercial courier, certified air mail (return receipt requested) or by facsimile to the addresses and numbers set forth below. The date upon which any such notice or request is so personally delivered or delivered by commercial courier, certified air mail, or if such notice or request is given by facsimile, the date upon which sent, shall be deemed to be the effective date of such notice or request.

Seller shall be addressed at:

1, rond-point Maurice Bellonte

31700 BLAGNAC, FRANCE

Attention: Director - Contracts

Telephone:                                    (33) 5 61 30 40 12

Fax:                           (33) 5 61 30 40 11

***  Confidential Treatment Requested

Hawaiian Airlines, Inc. [...***...] Letter Agreement

And Buyer shall be addressed at:

Hawaiian Airlines, Inc.

3375 Koapaka Street, Suite G-350

Honolulu, HI  96819

USA

Attention:	Executive Vice President and Chief Financial Officer
Attention:	Executive Vice President and General Counsel
Telephone:	(+1-808-835-3700)
Fax:	(+1-808-835-3695)

or to such other address or to such other person as the party receiving the notice or request may designate and notify the other party from time to time.

(b)                                 Waiver

The failure of one party to enforce at any time any of the provisions of this [...***...] Letter Agreement, or to exercise any right herein provided, or to require at any time performance by any other party of any of the provisions hereof, will in no way be construed to be a present or future waiver by the other party of such provisions nor in any way to affect the validity of this [...***...] Letter Agreement or any part hereof or the right of such party thereafter to enforce each and every provision. The express waiver by a party hereto of any provision, condition or requirement of this [...***...] Letter Agreement shall not constitute a waiver of any future obligation to comply with such provision, condition or requirement.

(c)                                  Interpretation and Law

THIS [...***...] LETTER AGREEMENT [...***...] WILL BE GOVERNED BY AND CONSTRUED, AND THE PERFORMANCE THEREOF WILL BE DETERMINED, IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT APPLICATION OF ANY CONFLICT OF LAWS PROVISIONS THAT COULD RESULT IN THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.

Buyer and Seller (i) hereby irrevocably submits itself to the non-exclusive jurisdiction of the courts of the State of New York, New York County, and to the non-exclusive jurisdiction of the United States District Court for the Southern District of New York, for the purposes of any suit, action or other proceeding arising out of this [...***...] Letter Agreement, the subject matter hereof or any of the transactions contemplated hereby, and (ii) hereby waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, to the extent permitted by applicable law, any defense based on sovereign or other immunity or that any suit, action or proceeding is brought in an inconvenient forum, that the venue of such suit, action or proceeding is

*** Confidential Treatment Requested

Hawaiian Airlines, Inc. [...***...] Letter Agreement

improper, or that this [...***...] Letter Agreement or the subject matter hereof or any of the transactions contemplated hereby may not be enforced in or by such courts.

[...***...]

(e)                                  Severability

In the event that any provision of this [...***...] Letter Agreement should for any reason be held to be without effect, the remainder of this [...***...] Letter Agreement shall remain in full force and effect. To the extent permitted by applicable law, each party hereto hereby waives any provision of law that renders any provision of this [...***...] Letter Agreement prohibited or unenforceable in any respect.

(f)                                    Alterations to Contract

This [...***...] Letter Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes any previous understanding, commitments or representations whatsoever, oral or written. This [...***...] Letter Agreement may not be varied except by an instrument in writing of even date herewith or subsequent hereto made by both parties.

(g)                                 Language

All correspondence, documents and any other written matters in connection with this [...***...] Letter Agreement shall be in English.

(h)                                 Headings

All headings in this [...***...] Letter Agreement are for convenience of reference only and do not constitute a part of this [...***...] Letter Agreement.

(i)                                     Counterparts

This [...***...] Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

(k)                                  Representations and Warranties

                                                The Buyer represents and warrants to the Seller:

(i)                  the Buyer is a corporation organized and existing in good standing under the laws of the State of Delaware and has the corporate power and authority to enter into and perform its obligations under this [...***...] Letter Agreement;

*** Confidential Treatment Requested

Hawaiian Airlines, Inc. [...***...] Letter Agreement

(ii)

neither the execution and delivery by the Buyer of this [***] Letter Agreement, nor the consummation of any of the transactions by the Buyer contemplated hereby, nor the performance by the Buyer of the obligations hereunder, constitutes a breach of any agreement to which the Buyer is a party or by which its assets are bound;

(iii)

this [***] Letter Agreement has been duly authorized, executed and delivered by the Buyer and constitutes the legal, valid and binding obligation of the Buyer enforceable against the Buyer in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles.

The Seller represents and warrants to the Buyer:

(i)

the Seller is organized and existing in good standing under the laws of the Republic of France and has the corporate power and authority to enter into and perform its obligations under this [***] Letter Agreement;

(ii)

neither the execution and delivery by the Seller of this [***] Letter Agreement, nor the consummation of any of the transactions by the Seller contemplated thereby, nor the performance by the Seller of the obligations there under, constitutes a breach of any agreement to which the Seller is a party or by which its assets are bound;

(iii)

this [***] Letter Agreement has been duly authorized, executed and delivered by the Seller and constitutes the legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles.

*** Confidential Treatment Requested

Hawaiian Airlines, Inc. [...***...] Letter Agreement

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to Airbus S.A.S.

Very truly yours,

AIRBUS S.A.S.

By:
Name:
Title:

Accepted and Agreed:

HAWAIIAN AIRLINES, INC.

By:
Name:
Title:

By:
Name:
Title:

*** Confidential Treatment Requested

*** CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Hawaiian Airlines, Inc. [...***...] Letter Agreement

LETTER AGREEMENT NO. 1A

As of January 31, 2008

Hawaiian Airlines, Inc.,

Re:  [...***...]

Ladies and Gentlemen,

Hawaiian Airlines, Inc. (the “Buyer”), and AIRBUS S.A.S. (the “Seller”), have entered into an Airbus A330/A350XWB Purchase Agreement dated as of even date herewith (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement.  The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 1A  (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft.  Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement.  The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

*** Confidential Treatment Requested

LA1A-1

Hawaiian Airlines, Inc. [...***...] Letter Agreement

CONTENTS

PARAGRAPHS

0 -	DEFINITIONS

1 -	GENERAL

2 -	INITIAL PROVISIONING

3 -	STORES

4 -	DELIVERY

5 -	PRICE

6 -	PAYMENT PROCEDURES AND CONDITIONS

7 -	TITLE

8 -	PACKAGING

9 -	DATA RETRIEVAL

10 -	BUY-BACK

11 -	WARRANTIES

12 -	LEASING

13 -	TERMINATION

14 -	ASSIGNMENT

*** Confidential Treatment Requested

LA1A-2

Hawaiian Airlines, Inc. [...***...] Letter Agreement

0.	DEFINITIONS

Aircraft:	[...***...]

ANACS Spares Center:	as defined in 3.1

ASC:	as defined in 2.3.1

Expedite Service:	as defined in 4.2.3

Initial Provisioning Conference:	as defined in 2.5

Initial Provisioning Data:	as defined in 2.1

Initial Provisioning Period:	[...***...]

Leased Parts:	as defined in Clause 12

Lessor:	as defined in Clause 12

Lessee:	as defined in Clause 12

Lease:	as defined in Clause 12

Lease Term:	as defined in Clause 12

Leased Charges:	as defined in Clause 12

BER:	as defined in 12.1

Material:	as defined in 1.1

Material Support:	as defined in 1.1

MRO:

a maintenance and repair organization certified under Part 142 of the Federal Aviation Regulations

Preprovisioning Meeting:	as defined in 2.3.1

Term:	as defined in 1.2.3

*** Confidential Treatment Requested

LA1A-3

Hawaiian Airlines, Inc. [...***...] Letter Agreement

1.                                                                                       GENERAL

1.1                                                                                 Material

This Letter Agreement covers the terms and conditions for the services (“Material Support”) offered by the Seller to the Buyer in respect of the Aircraft spare parts listed below in Paragraphs 1.1(a) through 1.1(f) (“Material”) and is intended by the parties to be and will constitute an agreement of conditional sale of all Material furnished to the Buyer by the Seller pursuant hereto, except as to Material leased to the Buyer pursuant to Paragraph 12 of this Letter Agreement.

The Material will comprise:

(a)                                                                                  Seller Parts (defined as industrial proprietary components, equipment, accessories or parts of the Seller manufactured to the detailed design of the Seller or a subcontractor of it and bearing official part numbers of the Seller or material for which the Seller has exclusive sales rights in the United States).

(b)                                                                                 Supplier Parts classified as Repairable Line Maintenance Parts in accordance with SPEC 2000.

(c)                                                                                  Supplier Parts classified as Expendable Line Maintenance Parts in accordance with SPEC 2000.

(d)                                                                                 Ground Support Equipment and Specific (To-Type) tools.

(e)                                                                                  Hardware and standard material as a package.

(f)                                                                                    Consumables and raw material as a package.

It is expressly understood that Seller Parts will not include parts manufactured pursuant to a parts manufacturing authority.

Material covered under Paragraphs 1.1(e) and 1.1(f) is available only as a package when supplied as part of the Initial Provisioning, as defined in Paragraph 1.2 below.

1.2                                                                                                         Scope of Material Support

1.2.1                        The Material Support to be provided by the Seller hereunder covers the following:

(a)                                                                                  all Material purchased by the Buyer from the Seller during the Initial Provisioning Period  (the “Initial Provisioning”) and all items in Paragraphs 1.1(a) through 1.1(d) for purchases additional to the Initial Provisioning, and

(b)                                                                                 the Seller’s leasing of Seller Parts to the Buyer for the Buyer’s use on its Aircraft in commercial air transport service as set forth in Paragraph 12 of this Letter

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Hawaiian Airlines, Inc. [...***...] Letter Agreement

Agreement.

1.2

Propulsion Systems, engine exchange kits, their accessories and parts, including associated parts and spare parts therefore, are not covered under this Letter Agreement and will be subject to direct negotiations between the Buyer and the Propulsion Systems manufacturer(s).

1.2.3

[***] (the “Term”), the Seller will maintain or cause to be maintained such stock of Seller Parts as the Seller deems reasonable based upon its reasonable commercial judgment and historical statistical records and will furnish at reasonable prices Seller Parts adequate to meet the Buyer’s needs for maintenance of the Aircraft. Such Seller Parts will be sold and delivered in accordance with Paragraphs 4 and 5 of this Letter Agreement, upon receipt of the Buyer’s orders.

1.3	Purchase Source of Material

The Buyer agrees to purchase from the Seller’s designee, ANACS, the Seller Parts required for the Buyer’s own needs during the Term, provided that the provisions of this Paragraph 1.3 will not in any way prevent the Buyer from resorting to the stocks of Seller Parts of other operators using the same aircraft type or model or from purchasing Seller Parts from said operators or from distributors, or from MROs, so long as said Seller Parts have been originally designed and manufactured by the Seller.

1.4	Manufacture of Material by the Buyer

1.4.1	The provisions of Paragraph 1.3 of this Letter Agreement notwithstanding, the Buyer may manufacture or have manufactured Seller Parts for its own use in the following cases:

(a)	after expiration of the Term, provided that such time the Seller is out of stock of a required Seller Part;

(b)

at any time, to the extent Seller Parts are needed to effect AOG repairs on any Aircraft and are not available from the Seller within a lead time shorter than or equal to the time in which the Buyer can procure said Seller Parts from another source, provided the Buyer will sell or lease such Seller Parts only if they are assembled in an Aircraft that is sold or leased;

(c)	at any time, if the Seller fails to fulfill its obligations with respect to any Seller Parts pursuant to Paragraph 1.2 above within a reasonable period after written notice thereof from the Buyer; and

(d)	at any time, if with respect to certain Seller Parts, the Seller has granted, under the

*** Confidential Treatment Requested

LA1A-5

Hawaiian Airlines, Inc. [...***...] Letter Agreement

Illustrated Parts Catalog supplied in accordance with this Letter Agreement, the right of local manufacture of Seller Parts.

1.4.2

The rights granted to the Buyer in Paragraph 1.4.1 will not in any way be construed as a license, nor will they in any way obligate the Buyer to pay any license fee, royalty or obligation whatsoever, nor will they in any way be construed to affect the rights of third parties.

1.4.3

If the Buyer manufactures or has manufactured any parts pursuant to Paragraph 1.4.1, such part and any use made of the manufactured parts shall be under the sole liability of the Buyer and the consent given by the Seller will not be construed as express or implicit approval of the Buyer or of the manufactured parts.

It is the Buyer’s sole responsibility to ensure that such manufacturing is performed in accordance with the relevant procedures and Aviation Authority requirements.

EXCEPT IN THE CASE OF GROSS NEGLIGENCE OR WILLFUL MISCONDUCT ON THE PART OF THE SELLER, THE SELLER WILL NOT BE LIABLE FOR, AND THE BUYER WILL INDEMNIFY THE SELLER AGAINST, ANY CLAIMS FROM ANY THIRD PARTIES FOR LOSSES DUE TO ANY DEFECT OR NON-CONFORMITY OF ANY KIND, ARISING OUT OF OR IN CONNECTION WITH ANY MANUFACTURING OF ANY PART UNDERTAKEN BY THE BUYER, OR CAUSED TO BE UNDERTAKEN BY THE BUYER, UNDER PARAGRAPH 1.4.1 OR ANY OTHER ACTIONS UNDERTAKEN BY THE BUYER UNDER THIS LETTER AGREEMENT, WHETHER SUCH CLAIM IS ASSERTED IN CONTRACT OR IN TORT, OR IS PREMISED ON ALLEGED, ACTUAL, IMPUTED, ORDINARY OR NEGLIGENT ACTS OR OMISSIONS OF THE BUYER.

1.4.4

The Buyer will allocate, or cause to be allocated, its own part number to any part manufactured, or caused to be manufactured, in accordance with Paragraph 1.4.1. The Buyer will not use, or cause to be used, the Airbus part number of the Seller Part to which such manufactured part is equivalent.

1.4.5	The Buyer will not sell or loan any part manufactured under the provisions of Paragraph 1.4.1 to any third party, except in connection with customary pooling or interchange arrangements.

1.4.6

The Seller will provide the Buyer with all technical data reasonably necessary to manufacture Seller Parts, in the event the Buyer is entitled to do so pursuant to Paragraph 1.4.1 of this Letter Agreement. The confidentiality of, and proprietary

*** Confidential Treatment Requested

LA1A-6

Hawaiian Airlines, Inc. [...***...] Letter Agreement

rights to such technical data will be subject to the terms of Clauses 14.16 and 14.12, respectively, of the Agreement.

2.	INITIAL PROVISIONING

2.1	Seller-Supplied Data

The Seller will prepare and supply to the Buyer the following data:

(a)	Initial Provisioning Data - Seller

The Seller will provide the Buyer initial provisioning data generally in accordance with the applicable ATA Specification (“Initial Provisioning Data”) in a form, format and within a time period to be mutually agreed upon during the Preprovisioning Meeting defined in Paragraph 2.3.1 below.

[...***...]

The Seller will ensure that Initial Provisioning Data are released to the Buyer in time to allow evaluation thereof by the Buyer and on-time delivery of Material that is ordered by the Buyer.

(b)	Supplementary Data

The Seller will provide the Buyer with Local Manufacture Tables (X-File), and Ground Support Equipment and Specific to-type Tools (W-File) and a Pool Item Candidate List (Y-File) as a part of the Initial Provisioning Data package.

(c)	Data for Standard Hardware

The Initial Provisioning Data provided to the Buyer shall include data for hardware and standard material.

2.2.1	Supplier-Supplied Data

(a)	General

Suppliers will prepare and issue for their own products repair/overhaul Initial Provisioning data in the English language for those Supplier components for which the Buyer has elected to receive data.

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Hawaiian Airlines, Inc. [...***...] Letter Agreement

Said data (initial issue and revisions) will be transmitted to the Buyer through the Suppliers and/or the Seller. The Seller will not be responsible for the substance, accuracy and quality of such data.

The Seller will  make reasonable efforts to supply Initial Provisioning Data to the Buyer to allow evaluation thereof  by the Buyer and on-time delivery by the Seller of the Material ordered by the Buyer.

(b)                                                                                               Initial Provisioning Data – Supplier

Initial Provisioning Data for Supplier products provided for Clause 1.1(a) herein in the applicable ATA Specification will be furnished as mutually agreed upon during the Preprovisioning Meeting, with free of charge revision service assured up to the end of the Initial Provisioning Period.

2.3                                                                                               Preprovisioning Meeting

2.3.1                                                                           The Seller will organize a meeting (i) at the Airbus spares center in Hamburg, Germany (“ASC”), or (ii) at ANACS, or (iii) at a place to be mutually agreed, in order to formulate an acceptable schedule and working procedure to accomplish the Initial Provisioning of Material (the “Preprovisioning Meeting”).

2.3.2                                                                      The date of the Preprovisioning Meeting will be mutually agreed upon, but it will take place no earlier than three (3) months after the Agreement will have taken effect and no later than eighteen (18) months before delivery of the Buyer’s first Aircraft.

2.4                                 Initial Provisioning Training

The Seller will furnish, at the Buyer’s request and at no charge to the Buyer, training courses related to the Seller’s provisioning documents, purchase order administration and handling at ASC. The areas covered in these training courses are (i) familiarization of the Buyer with the provisioning; (ii) explanation of the technical function as well as the technical and commercial Initial Provisioning Data; and (iii) familiarization with the Seller’s purchase order administration system.

2.5                                 Initial Provisioning Conference

The Seller will organize an Initial Provisioning conference at ASC or ANACS that will include participation of major Suppliers, as agreed upon during the Preprovisioning Meeting (the “Initial Provisioning Conference”).

*** Confidential Treatment Requested

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Hawaiian Airlines, Inc. [...***...] Letter Agreement

                                              Such Initial Provisioning Conference will take place no earlier than eight (8) weeks after Manufacturer Serial Number allocation, Buyer Furnished Equipment selection or Contractual Definition Freeze, whichever last occurs, if the first Aircraft is new, or if the first Aircraft is used, no earlier than eight weeks after the supply by the Buyer of the necessary data for the used Aircraft.

2.6                                 Initial Provisioning Data Compliance

2.6.1                                                                      Initial Provisioning Data generated by the Seller and supplied to the Buyer will comply with the latest configuration of the Aircraft to which such data relate, as known three (3) months before the data are issued, with respect to the new Aircraft.

                                                                                              Initial Provisioning Data generated by the Seller and supplied to the Buyer with respect to used Aircraft, will be based on the Buyer supply of the appropriate documents for such Aircraft. To the extent possible the Seller will provide reasonable assistance to the Buyer in accumulating the necessary data.

This provision will not cover Buyer modifications unknown to the Seller, or modifications not agreed to by the Seller.

2.6.2                                                                      During the Initial Provisioning Period, Material will conform with  the Initial Provisioning Data transmitted by the Seller. Should the Seller default in this obligation, it will immediately replace such parts and/or authorize return shipment at no transportation cost to the Buyer. The Buyer will make reasonable efforts to minimize such cost.  The Seller, in addition, will use its reasonable efforts to cause Suppliers to provide a similar service for their items.

2.7                                 Delivery of Initial Provisioning Material

2.7.1                                                                      Provided that orders are received by the Seller in accordance with the leadtime published in the Seller’s Spare Parts Price Catalog, the Seller will deliver Initial Provisioning Material in accordance with the Buyer’s orders, subject to reasonable quantities.

2.7.2                                                                      The Buyer, subject to the Seller’s agreement, may cancel or modify Initial Provisioning orders placed with the Seller with no cancellation charge as follows:

(a)                                                                                Material having a lead times [...***...], not later than [...***...] before scheduled delivery of said Material,

(b)                                                                               Material with a lead-time [...***...], not later than [...***...] before scheduled delivery of said Material,

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Hawaiian Airlines, Inc. [...***...] Letter Agreement

(c)                                                                                Buyer-specific Material and Material described in Paragraphs 1.1(b) through 1.1(f), [...***...] before scheduled delivery of said Material.

2.7.3                                                                      [...***...]

[...***...]

3.                                       STORES

3.1                                 ANACS Spares Center

The Seller has established a US store located near Dulles International Airport, Washington, DC, known as the ANACS Spares Center - Washington (“ANACS Spares Center”).  The ANACS Spares Center will be operated twenty-four (24) hours/day, seven (7) days/week, all year for the handling of AOG and critical orders for Seller Parts.

3.2                                 Material Support Center, Germany

The Seller has established a store of Seller Parts at ASC. ASC will be operated twenty-four (24) hours per day, seven (7) days per week, twelve months a year.

*** Confidential Treatment Requested

LA1A-10

3.3                                 Other Points of Shipment

Hawaiian Airlines, Inc. [...***...] Letter Agreement

The Seller reserves the right to effect deliveries from distribution centers other than the ANACS Spares Center or ASC and from any of the production facilities of the Suppliers.

4.                                       DELIVERY

4.1                                 General

The Buyer’s purchase orders will be administered in accordance with ATA Specification 2000, Chapter 3.

The provisions of Paragraph 4.2 of this Letter Agreement do not apply to Initial Provisioning Data or Material as described in Paragraph 2 of this Letter Agreement.

4.2                                 Lead Times

4.2.1                                                                      In general, the lead times are (and, unless otherwise agreed, will at all times be) in accordance with the definition in the “World Airline and Suppliers Guide” (latest edition).

4.2.2                                                                      Seller Parts described in Paragraph 1.1.(a) are published in the Seller’s Spare Parts Price Catalog or on Airbus/Spares and will be dispatched within the lead times quoted in such catalog. The lead times for Seller Parts described in Paragraph 1.1 (a) which are not published in the Seller’s Spare Parts Price Catalog are quoted upon request. Supplier Parts as described in Paragraph 1.1.(b) through 1.1(d), can be dispatched within the  supplier’s leadtime augmented by the Seller’s own order and delivery processing time (such in-house processing time not to exceed fifteen (15) days).

4.2.3                        Expedite Service

The Seller operates a twenty-four (24) hour-a-day, seven (7) day-a-week expedite service to supply the relevant Seller Parts available in the Seller’s stock, workshops and assembly line, including high-cost/long- lead-time items, to the international airport nearest the location of such items (the “Expedite Service”).

The Expedite Service is operated in accordance with the “World Airlines and Suppliers Guide.”  Accordingly, the Seller will notify the Buyer of the action taken to effect the Expedite Service as follows:

(a)                                                                                four (4) hours after receipt of an AOG order,

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Hawaiian Airlines, Inc. [...***...] Letter Agreement

(b)                                                                               twenty-four (24) hours after receipt of a critical order (imminent AOG or work stoppage),

(c)                                                                                seven (7) days after receipt of an expedite order from the Buyer.

The Seller and its subcontractors will deliver Seller Parts requested on expedite basis against normal orders previously placed by the Buyer or upon requests by telephone or facsimile by the Buyer’s representatives, such requests to be confirmed by the Buyer’s subsequent order for such Seller Parts within a reasonable time.

In the case of an AOG, the Seller shall make all commercially reasonable efforts to assist the Buyer in obtaining the needed Seller Parts within the shortest possible time.

4.3                                 Delivery Status

The Seller agrees to report to the Buyer the status of supplies against orders on a monthly basis or on a mutually agreed timeframe.

4.4                                                                               INTENTIONALLY DELETED

4.5                                 Shortages, Overshipments, Nonconformance in Orders

4.5.1                                                                      Within thirty (30) days after receipt of Material, the Buyer will advise the Seller of any alleged shortages or overshipments with respect to such purchase order and of all claimed nonconformance to specification of parts in such order.

4.5.2                                                                      If the Buyer reports overshipments or nonconformance to the specifications within such period, the Seller will, if such report is verified by the Seller, either replace the Material concerned or credit the Buyer for Material returned. In such case, transportation charges for the nonconforming or overshipments of parts will be borne by the Seller.

The Buyer will endeavor to minimize such costs, particularly by using its own airfreight system for transportation at no charge to the Seller.

4.6                                 Cessation of Deliveries

The Seller reserves the right to restrict, stop or otherwise suspend deliveries if the Buyer fails to meet its obligations under Paragraphs 6 and 7, provided that before stopping or suspending deliveries Seller has given five (5) Business Days written notice to the Buyer of Seller’s intention to do so.

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Hawaiian Airlines, Inc. [...***...] Letter Agreement

5.                                       PRICE

5.1                                                                                 The Material prices will be:

[...***...]

5.2                                 Validity of Prices

5.2.1                                                                        The Material prices are the Seller’s published prices in effect on the date of receipt of the purchase order (subject to reasonable quantities and delivery time) and will be expressed in US dollars. Payment will be made by the Buyer to the Seller in US dollars.

5.2.2                                                                      Prices of Seller Parts will be in accordance with the then current ANAC’s Spare Parts Price Catalog and Repair Guide. Prices will be firm for each calendar year, except that the Seller reserves the right to revise the prices of Seller Parts during the course of the calendar year in the following cases:

•                  abnormal revision in manufacturing costs,

•                  abnormal revision in Seller’s purchase price of materials (including significant variation of exchange rates),

•                  significant error in estimation or expression of any price.

5.2.3                                                                      Prices of Material identified in Paragraphs 1.1(b) through 1.1(d)  will be [...***...].

[...***...]

6.                                       PAYMENT PROCEDURES AND CONDITIONS

6.1                                 Intentionally deleted

6.2                                 Time and Means of Payment

Payment will be made by transfer of immediately available funds from the Buyer to the Seller and, so long as the Buyer makes payments when due, will be payable

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Hawaiian Airlines, Inc. [...***...] Letter Agreement

within thirty (30) days from the date of invoice. Such invoices will be expressed in US Dollars.

6.3                                 Bank Accounts

The Buyer will make all payments hereunder in full without setoff, counterclaim, deduction or withholding of any kind to the accounts listed below, unless otherwise directed by the Seller:

(a)                                                                                For wire transfer, in favor of Airbus North America Customer Services, Inc.:

[...***...]

(b)                                                                               For direct deposit (lockbox), in favor of Airbus North America Customer Services, Inc.:

Airbus North America Customer Services, Inc.:

PO Box 8500

Lock Box No. 4555

Philadelphia, PA 19178-4555

6.4                                 Taxes

All payments due the Seller hereunder will be made in full without setoff or counterclaim and without deduction or withholding of any kind.  Consequently, the Buyer will assure that the sums received by the Seller under this Letter Agreement  are equal to the full amounts expressed to be due the Seller hereunder, without deduction or withholding on account of and free from any and all taxes, levies, imposts, dues or charges of whatever nature except that if the Buyer is compelled by law to make any such deduction or withholding the Buyer will pay such additional amounts as may be necessary in order that the net amount received by the Seller after such deduction or withholding will equal the amounts that would have been received in the absence of such deduction or withholding.

6.5                                                                               Except with respect to unpaid amounts of invoices that are subject to good faith dispute by the Buyer, and provided that the Buyer has notified Seller of such dispute no later than ten (10) days after the date of the invoice, if any payment due the Seller is not received in accordance with the time period provided above in Paragraph 6.2, the Seller will have the right to claim from the Buyer and the Buyer will promptly pay to the Seller interest on the unpaid amount [...***...] to be calculated from (and including) the due date to (but excluding) the date

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LA1A-14

Hawaiian Airlines, Inc. [...***...] Letter Agreement

payment is received by the Seller.  The Seller’s claim to such interest will not prejudice any other rights the Seller may have under this Letter Agreement or applicable law.

[...***...]

7.                                                                                                    TITLE

[...***...]

The Buyer will not permit the imposition on any Material for which it has not paid in full any lien, debenture, security interest or other similar interest charge or claim in favor of any third party, [...***...].

8.                                       PACKAGING

All Material will be packaged in accordance with the applicable ATA Specification.

9.             DATA RETRIEVAL

The Buyer undertakes to provide periodically to the Seller, as the Seller may reasonably request, during the Term, a quantitative list of the Material used for maintenance and overhaul of the Aircraft.  The range and contents of this list will be established by mutual agreement between the Seller and the Buyer.

10.                                 BUY-BACK

10.1                           Buy-Back of Material

The Seller agrees to buy back unused Seller Parts that may no longer be incorporated in the Aircraft as a result of mandatory modifications required by the Buyer’s or Seller’s Aviation Authorities, before Delivery of the first
A330-200 Aircraft to the Buyer subject to the following:

(a)                                                                                the Seller Parts involved will be those which the Seller directs the Buyer to scrap or dispose of and which cannot be reworked or repaired to satisfy the revised standard;

(b)                                                                               the Seller will grant the Buyer a credit equal to the purchase price paid by the Buyer for any such parts, such credit being limited to quantities ordered in the Initial Provisioning recommendation;

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Hawaiian Airlines, Inc. [...***...] Letter Agreement

(c)                                                                                the Seller will use its reasonable efforts to obtain for the Buyer the same protection from Suppliers.

10.2                           Buy-Back of Surplus Material

10.2.1                                                                     The Seller agrees that at any time after [...***...] Delivery of the first A330-200 Aircraft to the Buyer, the Buyer will have the right to return to the Seller, at a credit of [...***...]of the original purchase price paid by the Buyer, unused and undamaged Material described in Paragraphs 1.1(a) and 1.1(b) originally purchased from the Seller under the terms hereof, provided (i) that the selected protection level does not exceed ninety-six percent (96%) with a turnaround time of [...***...], (ii) that said Material does not exceed the provisioning quantities recommended by the Seller in the Initial Provisioning recommendations, does not have a limited shelf life nor contain any shelf-life limited components with [...***...] of their shelf life remaining when returned to the Seller, and (iii) that the Material is returned with the Seller’s original documentation (or electronic copies of such documentation) and any such documentation (including tags, certificates) required to identify, substantiate the condition of and enable the resale of such Material.

10.2.2                                                                The Seller’s agreement in writing is necessary before any Material in excess of the Seller’s recommendation may be considered for buy-back.

10.2.3                                                                It is expressly understood and agreed that the rights granted to the Buyer under this Paragraph 10.2 will not apply to Material that may become obsolete at any time or for any reason other than as set forth in Paragraph 10.1 above.

10.2.4                                                                [...***...].

10.3                                                                         All transportation costs for the return of obsolete and surplus Material under this Paragraph 10, including any applicable insurance and customs duties or other related expenditures, will be borne by the Seller.

10.4                                                                         The Seller’s obligation to repurchase Material under this paragraph 10 is subject to the Buyer’s compliance with the requirements set forth in Paragraph 9 of this Letter Agreement.

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Hawaiian Airlines, Inc. [...***...] Letter Agreement

11.1                           WARRANTIES ON SELLER PARTS

11.1.1                                                                Nature of Warranty

                                              Subject to the limitations and conditions hereinafter provided, and except as provided in Paragraph 11.1.2, the Seller warrants to the Buyer that each Seller Part will at the time of Delivery to the Buyer be free from defects:

(i)                                                                                   in material,

(ii)                                                                                in workmanship, including, without limitation, processes of manufacture, and

(iii)                                                                             arising from failure to conform to the Specification, except as to those portions of the Specification that are expressly stated in the Specification to be estimates or approximations or design aims.

11.1.2                                                                [...***...]

11.1.3                                                                Warranty Periods

                                                                                              For new Seller Parts, the warranties described in Paragraph 11.1.1 will be limited to those defects that become apparent within [...***...] after delivery of the Seller Part.

                                                                                              For used Seller Parts, the warranties described in Paragraph 11.1 will be limited to those defects that become apparent within [...***...] after delivery of the Seller Part, [...***...].

11.1.4                                                                Limitations of Warranty

The Buyer’s remedy and the Seller’s obligation and liability under Paragraphs 11.1 are limited to, at the Seller’s expense and option acting in a commercially reasonable manner, the repair, replacement or correction of, or the supply of modification kits rectifying the defect to any defective Seller Part.

[...***...]

11.2                                              EXCLUSIVITY OF WARRANTIES

THIS PARAGRAPH 11 (INCLUDING ITS SUBPARTS) SETS FORTH THE EXCLUSIVE WARRANTIES, EXCLUSIVE LIABILITIES AND EXCLUSIVE OBLIGATIONS OF THE SELLER, AND THE EXCLUSIVE REMEDIES AVAILABLE TO THE BUYER, WHETHER UNDER THIS LETTER AGREEMENT OR OTHERWISE, ARISING FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN ANY SELLER PART DELIVERED BY THE SELLER UNDER THIS AGREEMENT.

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Hawaiian Airlines, Inc. [...***...] Letter Agreement

THE BUYER RECOGNIZES THAT THE RIGHTS, WARRANTIES AND REMEDIES IN THIS PARAGRAPH 11 ARE ADEQUATE AND SUFFICIENT TO PROTECT THE BUYER FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN THE SELLER PARTS SUPPLIED UNDER THIS LETTER AGREEMENT.  THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES OF THE SELLER AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER AND ITS SUPPLIERS, WHETHER EXPRESS OR IMPLIED BY CONTRACT, TORT, OR STATUTORY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMITY OR DEFECT OR PROBLEM OF ANY KIND IN ANY SELLER PART DELIVERED BY THE SELLER UNDER THIS LETTER AGREEMENT, INCLUDING BUT NOT LIMITED TO:

(8)                                                                                  ANY IMPLIED WARRANTY OF MERCHANTABILITY AND/OR FITNESS FOR ANY GENERAL OR PARTICULAR PURPOSE;

(9)                                                                                  ANY IMPLIED OR EXPRESS WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

(10)                                                                            ANY RIGHT, CLAIM OR REMEDY FOR BREACH OF CONTRACT;

(11)                                                                            ANY RIGHT, CLAIM OR REMEDY FOR TORT, UNDER ANY THEORY OF LIABILITY, HOWEVER ALLEGED, INCLUDING, BUT NOT LIMITED TO, ACTIONS AND/OR CLAIMS FOR NEGLIGENCE, IMPLIED WARRANTY, PRODUCT LIABILITY, STRICT LIABILITY OR FAILURE TO WARN;

(12)                                                                            ANY RIGHT, CLAIM OR REMEDY ARISING UNDER THE UNIFORM COMMERCIAL CODE OR ANY OTHER STATE OR FEDERAL STATUTE;

(13)                                                                            ANY RIGHT, CLAIM OR REMEDY ARISING UNDER ANY REGULATIONS OR STANDARDS IMPOSED BY ANY INTERNATIONAL, NATIONAL, STATE OR LOCAL STATUTE OR AGENCY;

(14)                                                                            ANY RIGHT, CLAIM OR REMEDY TO RECOVER OR BE COMPENSATED FOR:

(15)                                                                            LOSS OF USE OR REPLACEMENT OF ANY AIRCRAFT, OR PART PROVIDED UNDER THE AGREEMENT DUE TO A DEFECT, NONCONFORMITY OR OTHER PROBLEM IN ANY SELLER PART;

(16)                                                                            LOSS OF, OR DAMAGE OF ANY KIND TO, ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART DUE TO A DEFECT, NONCONFORMITY OR OTHER PROBLEM IN ANY SELLER PART;

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Hawaiian Airlines, Inc. [...***...] Letter Agreement

(17)                                                                            LOSS OF PROFITS AND/OR REVENUES;

(18)                                                                            ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGE.

(19)                                                                            THE WARRANTIES PROVIDED BY THIS AGREEMENT WILL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY THE SELLER AND THE BUYER.  IN THE EVENT THAT ANY PROVISION OF THIS PARAGRAPH 11 SHOULD FOR ANY REASON BE HELD UNLAWFUL, OR OTHERWISE UNENFORCEABLE, THE REMAINDER OF THIS PARAGRAPH 11 WILL REMAIN IN FULL FORCE AND EFFECT.

                                                                                                FOR THE PURPOSE OF PARAGRAPHS 11.1.2 AND 11.2, “SELLER” WILL BE UNDERSTOOD TO INCLUDE THE SELLER, ITS AFFILIATES AND SUBCONTRACTORS.

11.3                           PATENT AND COPYRIGHT INDEMNITIES

The terms and conditions of Clause 13 of the Agreement shall apply to Seller Parts purchased by the Buyer or replaced by the Seller under this Letter Agreement.

11.4                           DUPLICATE REMEDIES

The remedies provided to the Buyer under this Paragraph 11 as to any part thereof are independent but not cumulative nor duplicative.  The Buyer shall be entitled to the remedy and/or remedies under Paragraph 11 that provides the maximum but not duplicative benefit to it, as the Buyer may elect, pursuant to the terms and conditions of this Paragraph 11 for any such particular defect for which remedies are provided under this Paragraph 11; provided, however, that the Buyer will not be entitled to elect a remedy under one part of this Paragraph 11 that constitutes a duplication of any remedy elected by it under any other part hereof for the same defect unless such defects occur as separate incidents at separate times.

11.5                           NEGOTIATED AGREEMENT

The Buyer and Seller agree that this Paragraph 11 has been the subject of discussion and negotiation and is fully understood by the parties, and that the price of the Aircraft and the other mutual agreements of the parties set forth in the Agreement were arrived at in consideration of, inter alia, the Exclusivity of Warranties and General Limitations of Liability provisions and Duplicate Remedies provisions set forth in this Paragraph 11.

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12.                                 LEASING OF SPARE PARTS

12.1                           Applicable Terms

The terms and conditions of this Paragraph 12 will apply to the Lease of Seller Parts listed in Appendix “A” to this Paragraph 12 (“Leased Parts”) and will form a part of each lease of any Leased Part by the Buyer from the Seller after the date hereof.  Except for the description of the Leased Part, the Lease Term, the Leased Part delivery and return locations and the Lease Charges (defined below in Paragraph 12.4), all other terms and conditions appearing on any order form or other document pertaining to Leased Parts will be deemed inapplicable, and in lieu thereof the terms and conditions of this Paragraph 12 will prevail.  For purposes of this Paragraph 12, the term “Lessor” refers to the Seller and the term “Lessee” refers to the Buyer.  Parts not included in Appendix “A” to this Paragraph 12 may be supplied under a separate lease agreement between the Seller and the Buyer, in accordance with the terms and conditions set forth in the then current Airbus Proprietary Parts Repair Guide.

12.2                           Lease Procedure: Spare Parts Leased

At the Lessee’s request by telephone (to be confirmed promptly in writing), facsimile, letter or other written instrument, the Lessor will lease Leased Parts, which will be made available in accordance with Paragraph 4.2.3 , to the Lessee as substitutes for parts withdrawn from an Aircraft for repair or overhaul.  Each lease of Leased Parts will be evidenced by a lease document (“Lease”) issued by the Lessor to the Lessee no later than seven (7) business days after delivery of the Leased Part.

12.3                           Lease Term

12.3.1                                                                  The term of the lease (“Lease Term”) will commence on the date of dispatch of the Leased Part to the Lessee or its agent at the Lessor’s facility and will end on the date of receipt at the Lessor’s facility of the Leased Part or exchanged part in a serviceable condition. The Lease Term will not exceed thirty (30) days after such date of dispatch, unless extended by written agreement between Lessor and Lessee within such thirty (30)-day period, such agreement not to be unreasonably withheld or delayed. Notwithstanding the foregoing, the Lease Term will end in the event, and upon the date, of exercise of the Lessee’s option to either purchase or exchange the Leased Part, as provided herein.

12.3.2                                                                  The chargeable period to lease a part is a minimum of seven (7) days.  If shipment of the Leased Part has been arranged and the Lessee cancels the lease order, the minimum chargeable period of seven (7) days shall apply.

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12.4                           Lease Charges and Taxes

The Lessee will pay the Lessor (a) a daily rental charge for the Lease Term in respect of each Leased Part equal to one-three-hundred-sixty-fifth (1/365) of the Catalog Price of such Leased Part, as set forth in the Seller’s Spare Parts Price List in effect on the date of commencement of the Lease Term, (b) any reasonable and documented additional costs which may be incurred by the Lessor as a direct result of such Lease, such as inspection, test, repair, overhaul and repackaging costs as required to  place the Leased Part in satisfactory condition for lease to a subsequent customer,  (c) all transportation and insurance charges and (d) any taxes, charges or customs duties imposed upon the Lessor or its property as a result of the lease, sale, delivery, storage or transfer of any Leased Part (the “Lease Charges”).  All payments due hereunder will be made in accordance with Paragraph 6 of this Letter Agreement. The invoice is generated upon receipt of the Leased Part by the Lessor.

12.5                           Title

Title to each Leased Part will remain with the Lessor at all times unless the Lessee  exercises its option to purchase in accordance with Paragraph 12.8 , in which case title will pass to the Lessee in accordance with Paragraph 7.

12.6                           Maintenance, Storing, Repairing of the Leased Part and Risk of Loss

(i)                                                                                     The Lessee shall be liable for maintaining and storing the Leased Part in accordance with all applicable rules of the relevant aviation authorities and the technical documentation and other instructions issued by the Lessor.

(ii)                                                                                  Except for normal wear and tear, each Leased Part will be returned to the  Lessor in the same condition as when delivered to the Lessee.  However, the Lessee will not without the Lessor’s prior written consent repair, modify or alter any Leased Part.

 (iii)                                                                            The Leased Part shall be repaired solely at repair stations approved by the Lessor. If during the Lease Period any inspection, maintenance, rework and/or repair is carried out to maintain the Leased Part serviceable, in accordance with the standards of the Lessor, the Lessee shall provide details and documentation about the scope of the work performed, including respective inspection, work and test reports.

 (iv)                                                                           All documentation required to enable the Leased Part to be put in commercial service again by the Seller.

(v)                                                                                 The Leased Part must not be loaned to a third party.

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(vi)                                                                              Risk of loss or damage to each Leased Part will remain with the Lessee until such Leased Part is redelivered to the Lessor at the return location specified in the applicable Lease.  If a Leased Part is lost or damaged beyond repair, the Lessee will be deemed to have exercised its option to purchase the part in accordance with Paragraph 12.8 of this Letter Agreement, as of the date of such loss or damage.

12.7                                                                           Return of Leased Part

12.7.1                                                                 The Lessee will return the Leased Part at the end of the Lease Term to:

                                                                                                AIRBUS North America Customer Services

                                                                                                Spares Center

                                                                                                21780 Filigree Court

                                                                                                Ashburn VA, 20147

                                                                                                or any other address in the United States indicated by the Lessor.

12.7.2                                                                  The return shipping document will indicate the reference of the Lease document and the removal data, such as:

(i)                                                                                     aircraft manufacturer serial number

(ii)                                                                                  removal date

(iii)                                                                               total flight hours and flight cycles for the period the Leased Part was installed on the aircraft

(iv)                                                                              documentation in accordance with Paragraph 12.6.

If the Lessee cannot provide the above mentioned data and documentation for the Leased Part to be returned from Lease, lease charges [...***...] will be invoiced. According to the Lessor’s quality standards, parts are not serviceable without the maintenance history data outlined above and have to be scrapped on site.

12.7.3                                                                  The unserviceable or serviceable tag issued by the Lessee and the original Lessor certification documents must be attached to the Leased Part.

12.7.4                                                                  Except for normal wear and tear, each Leased Part shall be returned to the Lessor in the same condition as when delivered to the Lessee. The Leased Part shall be returned with the same painting as when delivered (Airbus grey or primary paint). If the Lessee is not in a position to return the Leased Part in the same serviceable condition, the Lessee has to contact the Lessor for instructions.

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12.7.5                                                                  The Leased Part is to be returned in the same shipping container as that delivered by the Lessor. The container must be in a serviceable condition, normal wear and tear excepted.

12.7.6                                                                  The return of an equivalent part different from the Leased Part delivered by the Lessor is not allowed without previous written agreement of the Lessor.

12.8                           Option to Purchase

12.8.1                                                                The Lessee may at its option, exercisable by written notice given to the Lessor, elect during or at the end of the Lease Term to purchase the Leased  Part, in which case the then current purchase price for such Leased Part as set forth in the Seller’s Spare Parts Price List will be paid by the Lessee to the Lessor. The pricing in the immediately preceding sentence will apply to new Leased Parts only.  In the event the Leased Part is used, [...***...], will be paid by the Lessee to the Lessor. Should the Lessee exercise such option, [...***...] of the Lease rental charges already invoiced pursuant to Paragraph 12.4 (a) will be credited to the Lessee against the said purchase price of the Leased Part.

Should the Lessee fail to return the Leased Part to the Lessor at the end of the Lease Term, such failure will be deemed to be an election by the Lessee to purchase the Leased Part.

12.8.2                                                                  In the event of purchase, the Leased Part will be warranted in accordance with Paragraph 11 of this Letter Agreement as though such Leased Part were a Seller Part; provided, however, that (i) Seller will deduct from the warranty period set forth in Paragraph 11.1.3 the amount of time the Buyer has used the Leased Part pursuant to the Lease and (ii) in no event will such warranty period be less than [...***...] from the date of purchase of such Leased Part. A warranty granted under this Paragraph 12.8.2 will be in substitution for the warranty granted under Paragraph 12.9 at the commencement of the Lease Term.

12.9                           Warranties on Leased Parts

12.9.1                  The Lessor warrants that each Leased Part will at the time of delivery thereof:

(a)                                                                                  conform to the applicable specification for such part,

(b)                                                                                 be free from defects in material and

(c)                                                                                  be free from defects in workmanship, including without limitation processes of manufacture.

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12.9.2                                                                  Intentionally deleted

12.9.3                  Warranty and Notice Periods

The Lessee’s remedy and the Lessor’s obligation and liability under this Paragraph 12.9, with respect to each defect, are conditioned upon (i) the defect having become apparent to the Lessee within the Lease Term and (ii) the Lessor’s warranty administrator having received written notice of the defect from the Lessee within thirty (30) days after the defect became apparent to the Lessee.

12.9.4                                                                                Return and Proof

The Lessee’s remedy and the Lessor’s obligation and liability under this Paragraph 12.9, with respect to each defect, are also conditioned upon:

(a)                                                                                  the return by the Lessee as soon as practicable to the return location specified in the applicable Lease, or such other place as may be mutually agreeable, of the Leased Part claimed to be defective, and

(b)                                                                                 the submission by the Lessee to the Lessor’s warranty administrator of reasonable proof that the claimed defect is due to a matter embraced within the Lessor’s warranty under this Paragraph 12.9 and that such defect did not result from any act or omission of the Lessee, including but not limited to any failure to operate or maintain the Leased Part claimed to be defective or the Aircraft in which it was installed in accordance with applicable governmental regulations and the Lessor’s applicable written instructions.

12.9.5                                                                                   Limitation of Warranty

The Lessee’s remedy and the Lessor’s obligation and liability under this Paragraph 12.9 with respect to each defect are limited to the repair of such defect in the Leased Part in which the defect appears, or, as mutually agreed, to the replacement of such Leased Part with a similar part free from defect.

Any replacement part furnished under this Paragraph 12.9.5 will for the purposes of this Letter Agreement be deemed to be the Leased Part so replaced.

12.9.6                  Suspension and Transportation Costs

12.9.6.1                                                         If a Leased Part is found to be defective and is covered by this warranty, the Lease Term and the Lessee’s obligation to pay rental charges as provided in Paragraph 12.4(a) of this Letter Agreement will be suspended from the date on which the Lessee notifies the Lessor of such defect until the date on which the Lessor has repaired, corrected or replaced the defective Leased Part, provided,

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Hawaiian Airlines, Inc. [...***...] Letter Agreement

however, that the Lessee has withdrawn such defective Leased Part from use, promptly after giving such notice to the Lessor.  If the defective Leased Part is replaced, such replacement will be deemed to no longer be a Leased Part under the Lease as of the date on which such part was received by the Lessor at the return location specified in the applicable Lease.

If a Leased Part is found to be defective on first use by the Lessee and is covered by this warranty, rental charges as provided in Paragraph 12.4(a) will not accrue and will not be payable by the Lessee until the date on which the Lessor has repaired, corrected or replaced the defective Leased Part.

12.9.6.2                                                       All transportation and insurance costs associated with the return of the defective Leased Part to the Lessor and the return of the repaired, corrected or replacement part to the Lessee will be borne by the Lessor.

12.9.7                  Wear and Tear

Normal wear and tear and the need for regular maintenance and overhaul will not constitute a defect or nonconformance under this Paragraph 12.9.

12.9.8.                                                                                 EXCLUSIVITY OF WARRANTIES

PARAGRAPH 12.9 (INCLUDING ITS SUBPARTS) SETS FORTH THE EXCLUSIVE WARRANTIES, EXCLUSIVE LIABILITIES AND EXCLUSIVE OBLIGATIONS OF THE SELLER, AND THE EXCLUSIVE REMEDIES AVAILABLE TO THE BUYER, WHETHER UNDER THIS LETTER AGREEMENT OR OTHERWISE, ARISING FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN ANY LEASED PART.

THE BUYER RECOGNIZES THAT THE RIGHTS, WARRANTIES AND REMEDIES IN PARAGRAPH 12.9 ARE ADEQUATE AND SUFFICIENT TO PROTECT THE BUYER FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN THE LEASED PARTS.  THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES OF THE SELLER AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, WHETHER EXPRESS OR IMPLIED BY CONTRACT, TORT, OR STATUTORY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMITY OR DEFECT OR PROBLEM OF ANY KIND IN ANY LEASED PART, INCLUDING BUT NOT LIMITED TO:

(1)                                                                                  ANY IMPLIED WARRANTY OF MERCHANTABILITY AND/OR FITNESS FOR ANY GENERAL OR PARTICULAR PURPOSE;

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(2)                                                                                  ANY IMPLIED OR EXPRESS WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

(3)                                                                                  ANY RIGHT, CLAIM OR REMEDY FOR BREACH OF CONTRACT;

(4)                                                                                  ANY RIGHT, CLAIM OR REMEDY FOR TORT, UNDER ANY THEORY OF LIABILITY, HOWEVER ALLEGED, INCLUDING, BUT NOT LIMITED TO, ACTIONS AND/OR CLAIMS FOR NEGLIGENCE, , IMPLIED WARRANTY, PRODUCT LIABILITY, STRICT LIABILITY OR FAILURE TO WARN;

(5)                                                                                  ANY RIGHT, CLAIM OR REMEDY ARISING UNDER THE UNIFORM COMMERCIAL CODE OR ANY OTHER STATE OR FEDERAL STATUTE;

(6)                                                                                  ANY RIGHT, CLAIM OR REMEDY ARISING UNDER ANY REGULATIONS OR STANDARDS IMPOSED BY ANY INTERNATIONAL, NATIONAL, STATE OR LOCAL STATUTE OR AGENCY;

(7)                                                                                  ANY RIGHT, CLAIM OR REMEDY TO RECOVER OR BE COMPENSATED FOR:

(a)                                                          LOSS OF USE OR REPLACEMENT OF ANY AIRCRAFT, OR LEASED;

(b)                                                         LOSS OF, OR DAMAGE OF ANY KIND TO, ANY AIRCRAFT OR LEASED PART;

(c)                                                          LOSS OF PROFITS AND/OR REVENUES;

(d)                                                         ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGE.

                                                                                                THE WARRANTIES PROVIDED BY THIS LETTER AGREEMENT WILL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY THE SELLER AND THE BUYER.  IN THE EVENT THAT ANY PROVISION OF THIS PARAGRAPH 12.9.8 SHOULD FOR ANY REASON BE HELD UNLAWFUL, OR OTHERWISE UNENFORCEABLE, THE REMAINDER OF THIS PARAGRAPH 12.9.8 WILL REMAIN IN FULL FORCE AND EFFECT.

                                                                                                FOR THE PURPOSE OF THIS PARAGRAPH 12.9.8, “SELLER” WILL BE UNDERSTOOD TO INCLUDE THE SELLER, ITS AFFILIATES AND SUBCONTRACTORS.

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12.9.9                                                                  DUPLICATE REMEDIES

The remedies provided to the Buyer under this Paragraph 12 as to any part thereof are independent but not cumulative nor duplicative.  The Buyer shall be entitled to the remedy and/or remedies under Paragraph 12 that provides the maximum but not duplicative benefit to it, as the Buyer may elect, pursuant to the terms and conditions of this Paragraph 12 for any such particular defect for which remedies are provided under this Paragraph 12; provided, however, that the Buyer will not be entitled to elect a remedy under one part of this Paragraph 12 that constitutes a duplication of any remedy elected by it under any other part hereof for the same defect unless such defects occur as separate incidents at separate times.

12.10.                  NEGOTIATED AGREEMENT

The Buyer and Seller agree that this Paragraph 12 has been the subject of discussion and negotiation and is fully understood by the parties, and that the price of the Aircraft and the other mutual agreements of the parties set forth in this Letter Agreement were arrived at in consideration of, inter alia, the Exclusivity of Warranties and General Limitations of Liability provisions and Duplicate Remedies provisions set forth in Paragraph 12.

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APPENDIX “A” TO PARAGRAPH 12

SELLER PARTS AVAILBLE TO LEASE

AILERONS

AUXILIARY POWER UNIT (APU) DOORS

CARGO DOORS

PASSENGER DOORS

ELEVATORS

FLAPS

LANDING GEAR DOORS

RUDDER

TAIL CONE

WING SLATS

SPOILERS

AIRBRAKES

WING TIPS

WINGLETS

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13.           TERMINATION

Any termination under Clauses 10, 11 or 21 of the Agreement or under the Letter Agreements thereto will discharge all obligations and liabilities of the parties hereunder with respect to such undelivered Material, services, data or other items to be purchased hereunder that are applicable to those Aircraft as to which the Agreement has been terminated. Termination under this Paragraph 13 notwithstanding, new and unused Material in excess of the Buyer’s requirements due to such Aircraft cancellation will be repurchased by the Seller as provided in Paragraph 10.2.

14.           ASSIGNMENT

This Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller [...***...] or as may otherwise be permitted under Clause 20.2 of the Agreement and any attempted assignment or transfer in contravention of the provisions of this Paragraph 14 will be void and of no force or effect.

15.           COUNTERPARTS

This Letter Agreement may be signed in any number of separate counterparts.  Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission) will be an original, and the counterparts together will constitute one and the same instrument.

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If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S

By:

Its:

Accepted and Agreed

HAWAIIAN AIRLINES, INC.

By:

Its:

and

By:

Its:

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*** CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Hawaiian Airlines, Inc. [...***...] Letter Agreement

LETTER AGREEMENT NO. 1B

As of January 31, 2008

Hawaiian Airlines, Inc.,

Re:  [...***...]

Ladies and Gentlemen,

Hawaiian Airlines, Inc. (the “Buyer”), and AIRBUS S.A.S. (the “Seller”), have entered into an Airbus A330/A350XWB Purchase Agreement dated as of even date herewith (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement.  The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 1B  (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft.  Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement.  The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

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CONTENTS

PARAGRAPHS

0 -	DEFINITIONS

1 -	GENERAL

2 -	INITIAL PROVISIONING

3 -	STORES

4 -	DELIVERY

5 -	PRICE

6 -	PAYMENT PROCEDURES AND CONDITIONS

7 -	TITLE

8 -	PACKAGING

9 -	DATA RETRIEVAL

10 -	BUY-BACK

11 -	WARRANTIES

12 -	LEASING

13 -	TERMINATION

14 -	ASSIGNMENT

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0.	DEFINITIONS
Aircraft:	[...***...]

ANACS Spares Center:	as defined in 3.1

ASC:	as defined in 2.3.1

Expedite Service:	as defined in 4.2.3

Initial Provisioning Conference:	as defined in 2.5

Initial Provisioning Data:	as defined in 2.1

Initial Provisioning Period:	[...***...]

Leased Parts:	as defined in Clause 12

Lessor:	as defined in Clause 12

Lessee:	as defined in Clause 12

Lease:	as defined in Clause 12

Lease Term:	as defined in Clause 12

Leased Charges:	as defined in Clause 12

BER:	as defined in 12.1

Material:	as defined in 1.1

Material Support:	as defined in 1.1

MRO:

a maintenance and repair organization certified under Part 142 of the Federal Aviation Regulations

Preprovisioning Meeting:	as defined in 2.3.1

Term:	as defined in 1.2.3

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1.                                       GENERAL

1.1                                 Material

This Letter Agreement covers the terms and conditions for the services (“Material Support”) offered by the Seller to the Buyer in respect of the Aircraft spare parts listed below in Paragraphs 1.1(a) through 1.1(f) (“Material”) and is intended by the parties to be and will constitute an agreement of conditional sale of all Material furnished to the Buyer by the Seller pursuant hereto, except as to Material leased to the Buyer pursuant to Paragraph 12 of this Letter Agreement.

The Material will comprise:

(d)                                                                                 Seller Parts (defined as industrial proprietary components, equipment, accessories or parts of the Seller manufactured to the detailed design of the Seller or a subcontractor of it and bearing official part numbers of the Seller or material for which the Seller has exclusive sales rights in the United States).

(e)                                                                                  Supplier Parts classified as Repairable Line Maintenance Parts in accordance with SPEC 2000.

(f)                                                                                    Supplier Parts classified as Expendable Line Maintenance Parts in accordance with SPEC 2000.

(d)                                                                                 Ground Support Equipment and Specific (To-Type) tools.

(e)                                                                                  Hardware and standard material as a package.

(f)                                                                                    Consumables and raw material as a package.

It is expressly understood that Seller Parts will not include parts manufactured pursuant to a parts manufacturing authority.

Material covered under Paragraphs 1.1(e) and 1.1(f) is available only as a package when supplied as part of the Initial Provisioning, as defined in Paragraph 1.2 below.

1.2                                 Scope of Material Support

1.2.1                        The Material Support to be provided by the Seller hereunder covers the following:

(c)                                                                                  all Material purchased by the Buyer from the Seller during the Initial Provisioning Period  (the “Initial Provisioning”) and all items in Paragraphs 1.1(a) through 1.1(d) for purchases additional to the Initial Provisioning, and

(d)                                                                                 the Seller’s leasing of Seller Parts to the Buyer for the Buyer’s use on its Aircraft in commercial air transport service as set forth in Paragraph 12 of this Letter Agreement.

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1.2.2                        Propulsion Systems, engine exchange kits, their accessories and parts, including associated parts and spare parts therefore, are not covered under this Letter Agreement and will be subject to direct negotiations between the Buyer and the Propulsion Systems manufacturer(s).

1.2.3                                                                        [...***...] (the “Term”), the Seller will maintain or cause to be maintained such stock of Seller Parts as the Seller deems reasonable based upon its reasonable commercial judgment and historical statistical records and will furnish at reasonable prices Seller Parts adequate to meet the Buyer’s needs for maintenance of the Aircraft.  Such Seller Parts will be sold and delivered in accordance with Paragraphs 4 and 5 of this Letter Agreement, upon receipt of the Buyer’s orders.

1.3                                 Purchase Source of Material

The Buyer agrees to purchase from the Seller’s designee, ANACS, the Seller Parts required for the Buyer’s own needs during the Term, provided that the provisions of this Paragraph 1.3 will not in any way prevent the Buyer from resorting to the stocks of Seller Parts of other operators using the same aircraft type or model or from purchasing Seller Parts from said operators or from distributors, or from MROs, so long as said Seller Parts have been originally designed and manufactured by the Seller.

1.4                                 Manufacture of Material by the Buyer

1.4.1                                                                        The provisions of Paragraph 1.3 of this Letter Agreement notwithstanding, the Buyer may manufacture or have manufactured Seller Parts for its own use in the following cases:

(e)                                                                                  after expiration of the Term, provided that such time the Seller is out of stock of a required Seller Part;

(f)                                                                                    at any time, to the extent Seller Parts are needed to effect AOG repairs on any Aircraft and are not available from the Seller within a lead time shorter than or equal to the time in which the Buyer can procure said Seller Parts from another source, provided the Buyer will sell or lease such Seller Parts only if they are assembled in an Aircraft that is sold or leased;

(g)                                                                                 at any time, if  the Seller fails to fulfill its obligations with respect to any Seller Parts pursuant to Paragraph 1.2 above within a reasonable period after written notice thereof from the Buyer; and

(h)                                                                                 at any time, if with respect to certain Seller Parts, the Seller has granted, under the Illustrated Parts Catalog supplied in accordance with this Letter Agreement, the

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right of local manufacture of Seller Parts.

1.4.2                        The rights granted to the Buyer in Paragraph 1.4.1 will not in any way be construed as a license, nor will they in any way obligate the Buyer to pay any license fee, royalty or obligation whatsoever, nor will they in any way be construed to affect the rights of third parties.

1.4.3                                                                        If the Buyer manufactures or has manufactured any parts pursuant to Paragraph 1.4.1, such part and any use made of the manufactured parts shall be under the sole liability of the Buyer and the consent given by the Seller will not be construed as express or implicit approval of the Buyer or of the manufactured parts.

                                                                                                It is the Buyer’s sole responsibility to ensure that such manufacturing is performed in accordance with the relevant procedures and Aviation Authority requirements.

                                                                                                EXCEPT IN THE CASE OF GROSS NEGLIGENCE OR WILLFUL MISCONDUCT ON THE PART OF THE SELLER, THE SELLER WILL NOT BE LIABLE FOR, AND THE BUYER WILL INDEMNIFY THE SELLER AGAINST, ANY CLAIMS FROM ANY THIRD PARTIES FOR LOSSES DUE TO ANY DEFECT OR NON-CONFORMITY OF ANY KIND, ARISING OUT OF OR IN CONNECTION WITH ANY MANUFACTURING OF ANY PART UNDERTAKEN BY THE BUYER, OR CAUSED TO BE UNDERTAKEN BY THE BUYER, UNDER PARAGRAPH 1.4.1 OR ANY OTHER ACTIONS UNDERTAKEN BY THE BUYER UNDER THIS LETTER AGREEMENT, WHETHER SUCH CLAIM IS ASSERTED IN CONTRACT OR IN TORT, OR IS PREMISED ON ALLEGED, ACTUAL, IMPUTED, ORDINARY OR NEGLIGENT ACTS OR OMISSIONS OF THE BUYER.

1.4.4                                                                        The Buyer will allocate, or cause to be allocated, its own part number to any part manufactured, or caused to be manufactured, in accordance with Paragraph 1.4.1.  The Buyer will not use, or cause to be used, the Airbus part number of the Seller Part to which such manufactured part is equivalent.

1.4.5                                                                        The Buyer will not sell or loan any part manufactured under the provisions of Paragraph 1.4.1 to any third party, except in connection with customary pooling or interchange arrangements.

1.4.6                                                                        The Seller will provide the Buyer with all technical data reasonably necessary to manufacture Seller Parts, in the event the Buyer is entitled to do so pursuant to Paragraph 1.4.1 of this Letter Agreement.  The confidentiality of, and proprietary rights to such technical data will be subject to the terms of Clauses 14.16 and 14.12, respectively, of the Agreement.

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2.             INITIAL PROVISIONING

2.1                                 Seller-Supplied Data

The Seller will prepare and supply to the Buyer the following data:

(a)                                                                                  Initial Provisioning Data - Seller

The Seller will provide the Buyer initial provisioning data generally in accordance with the applicable ATA Specification  (“Initial Provisioning Data”) in a form, format and within a time period to be mutually agreed upon during the Preprovisioning Meeting defined in Paragraph 2.3.1 below.

A free of charge revision service will be effected every ninety (90) days, up to the end of the Initial Provisioning Period.

[...***...]

(b)                                                                                 Supplementary Data

The Seller will provide the Buyer with Local Manufacture Tables (X-File), and Ground Support Equipment and Specific to-type Tools (W-File) and a Pool Item Candidate List (Y-File) as a part of the Initial Provisioning Data package.

(c)                                                                                                                                  Data for Standard Hardware

The Initial Provisioning Data provided to the Buyer shall include data for hardware and standard material.

2.2.1                        Supplier-Supplied Data

 (a)                                                                                                                               General

Suppliers will prepare and issue for their own products repair/overhaul Initial Provisioning data in the English language for those Supplier components for which the Buyer has elected to receive data.

Said data (initial issue and revisions) will be transmitted to the Buyer through the Suppliers and/or the Seller. The Seller will not be responsible for the substance, accuracy and quality of such data.

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Hawaiian Airlines, Inc. [...***...] Letter Agreement

The Seller will  make reasonable efforts to supply Initial Provisioning Data to the Buyer to allow evaluation thereof  by the Buyer and on-time delivery by the Seller of the Material ordered by the Buyer.

(b)                                                                                                                                 Initial Provisioning Data — Supplier

Initial Provisioning Data for Supplier products provided for Clause 1.1(a) herein in the applicable ATA Specification will be furnished as mutually agreed upon during the Preprovisioning Meeting, with free of charge revision service assured up to the end of the Initial Provisioning Period.

2.3                                                                                                                                 Preprovisioning Meeting

2.3.1                                                                        The Seller will organize a meeting (i) at the Airbus spares center in Hamburg, Germany (“ASC”), or (ii) at ANACS, or (iii) at a place to be mutually agreed, in order to formulate an acceptable schedule and working procedure to accomplish the Initial Provisioning of Material (the “Preprovisioning Meeting”).

2.3.3                                                                        The date of the Preprovisioning Meeting will be mutually agreed upon, but it will take place no earlier than three (3) months after the Agreement will have taken effect and no later than eighteen (18) months before delivery of the Buyer’s first Aircraft.

2.4                                 Initial Provisioning Training

The Seller will furnish, at the Buyer’s request and at no charge to the Buyer, training courses related to the Seller’s provisioning documents, purchase order administration and handling at ASC. The areas covered in these training courses are (i) familiarization of the Buyer with the provisioning; (ii) explanation of the technical function as well as the technical and commercial Initial Provisioning Data; and (iii) familiarization with the Seller’s purchase order administration system.

2.5                                 Initial Provisioning Conference

The Seller will organize an Initial Provisioning conference at ASC or ANACS that will include participation of major Suppliers, as agreed upon during the Preprovisioning Meeting (the “Initial Provisioning Conference”).

Such Initial Provisioning Conference will take place no earlier than eight (8) weeks after Manufacturer Serial Number allocation, Buyer Furnished Equipment selection or Contractual Definition Freeze, whichever last occurs, if the first Aircraft is new, or if the first Aircraft is used, no earlier than eight weeks after the supply by the Buyer of the necessary data for the used Aircraft.

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LA1B-8

Hawaiian Airlines, Inc. [...***...] Letter Agreement

2.6                                 Initial Provisioning Data Compliance

2.6.1                                                                        Initial Provisioning Data generated by the Seller and supplied to the Buyer will comply with the latest configuration of the Aircraft to which such data relate, as known three (3) months before the data are issued, with respect to the new Aircraft.

Initial Provisioning Data generated by the Seller and supplied to the Buyer with respect to used Aircraft, will be based on the Buyer supply of the appropriate documents for such Aircraft. To the extent possible the Seller will provide reasonable assistance to the Buyer in accumulating the necessary data.

This provision will not cover Buyer modifications unknown to the Seller, or modifications not agreed to by the Seller.

2.6.2                                                                        During the Initial Provisioning Period, Material will conform with  the Initial Provisioning Data transmitted by the Seller. Should the Seller default in this obligation, it will immediately replace such parts and/or authorize return shipment at no transportation cost to the Buyer. The Buyer will make reasonable efforts to minimize such cost.  The Seller, in addition, will use its reasonable efforts to cause Suppliers to provide a similar service for their items.

2.7                                 Delivery of Initial Provisioning Material

2.7.1                                                                        Provided that orders are received by the Seller in accordance with the leadtime published in the Seller’s Spare Parts Price Catalog, the Seller will deliver Initial Provisioning Material in accordance with the Buyer’s orders, subject to reasonable quantities.

2.7.2                                                                                                                        The Buyer, subject to the Seller’s agreement, may cancel or modify Initial Provisioning orders placed with the Seller with no cancellation charge as follows:

(a)                                                                                                                                  Material having a lead times [...***...], not later than [...***...] before scheduled delivery of said Material,

(b)                                                                                                                                 Material with a lead-[...***...], not later than [...***...] before scheduled delivery of said Material,

(c)                                                                                                                                  Buyer-specific Material and Material described in Paragraphs 1.1(b) through 1.1(f), [...***...] before scheduled delivery of said Material.

2.7.3                                                                        [...***...]

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Hawaiian Airlines, Inc. [...***...] Letter Agreement

2.8                                                                             [...***...]

3.                                       STORES

3.1                                 ANACS Spares Center

The Seller has established a US store located near Dulles International Airport, Washington, DC, known as the ANACS Spares Center - Washington (“ANACS Spares Center”).  The ANACS Spares Center will be operated twenty-four (24) hours/day, seven (7) days/week, all year for the handling of AOG and critical orders for Seller Parts.

3.2                                 Material Support Center, Germany

The Seller has established a store of Seller Parts at ASC. ASC will be operated twenty-four (24) hours per day, seven (7) days per week, twelve months a year.

3.3                                 Other Points of Shipment

The Seller reserves the right to effect deliveries from distribution centers other than the ANACS Spares Center or ASC and from any of the production facilities of the Suppliers.

***                           Confidential Treatment Requested

LA1B-10

Hawaiian Airlines, Inc. [...***...] Letter Agreement

4.                                       DELIVERY

4.1                                 General

The Buyer’s purchase orders will be administered in accordance with ATA Specification 2000, Chapter 3.

The provisions of Paragraph 4.2 of this Letter Agreement do not apply to Initial Provisioning Data or Material as described in Paragraph 2 of this Letter Agreement.

4.2                                 Lead Times

4.2.1                                                                        In general, the lead times are (and, unless otherwise agreed, will at all times be) in accordance with the definition in the “World Airline and Suppliers Guide” (latest edition).

4.2.2                                                                        Seller Parts described in Paragraph 1.1.(a) are published in the Seller’s Spare Parts Price Catalog or on Airbus/Spares and will be dispatched within the lead times quoted in such catalog. The lead times for Seller Parts described in Paragraph 1.1 (a) which are not published in the Seller’s Spare Parts Price Catalog are quoted upon request. Supplier Parts as described in Paragraph 1.1.(b) through 1.1(d), can be dispatched within the  supplier’s leadtime augmented by the Seller’s own order and delivery processing time (such in-house processing time not to exceed fifteen (15) days).

4.2.3                        Expedite Service

The Seller operates a twenty-four (24) hour-a-day, seven (7) day-a-week expedite service to supply the relevant Seller Parts available in the Seller’s stock, workshops and assembly line, including high-cost/long- lead-time items, to the international airport nearest the location of such items (the “Expedite Service”).

The Expedite Service is operated in accordance with the “World Airlines and Suppliers Guide.”  Accordingly, the Seller will notify the Buyer of the action taken to effect the Expedite Service as follows:

(a)                                                                                  four (4) hours after receipt of an AOG order,

(b)                                                                                 twenty-four (24) hours after receipt of a critical order (imminent AOG or work stoppage),

(c)                                                                                  seven (7) days after receipt of an expedite order from the Buyer.

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LA1B-11

Hawaiian Airlines, Inc. [...***...] Letter Agreement

The Seller and its subcontractors will deliver Seller Parts requested on expedite basis against normal orders previously placed by the Buyer or upon requests by telephone or facsimile by the Buyer’s representatives, such requests to be confirmed by the Buyer’s subsequent order for such Seller Parts within a reasonable time.

In the case of an AOG, the Seller shall make all commercially reasonable efforts to assist the Buyer in obtaining the needed Seller Parts within the shortest possible time.

4.3                                 Delivery Status

The Seller agrees to report to the Buyer the status of supplies against orders on a monthly basis or on a mutually agreed timeframe.

4.4                                                                                 INTENTIONALLY DELETED

4.5                                 Shortages, Overshipments, Nonconformance in Orders

4.5.1                                                                        Within thirty (30) days after receipt of Material, the Buyer will advise the Seller of any alleged shortages or overshipments with respect to such purchase order and of all claimed nonconformance to specification of parts in such order.

4.5.2                                                                        If the Buyer reports overshipments or nonconformance to the specifications within such period, the Seller will, if such report is verified by the Seller, either replace the Material concerned or credit the Buyer for Material returned. In such case, transportation charges for the nonconforming or overshipments of parts will be borne by the Seller.

The Buyer will endeavor to minimize such costs, particularly by using its own airfreight system for transportation at no charge to the Seller.

4.6                                 Cessation of Deliveries

The Seller reserves the right to restrict, stop or otherwise suspend deliveries if the Buyer fails to meet its obligations under Paragraphs 6 and 7, provided that before stopping or suspending deliveries Seller has given five (5) Business Days written notice to the Buyer of Seller’s intention to do so.

5.                                       PRICE

5.1                                 The Material prices will be:

[...***...]

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Hawaiian Airlines, Inc. [...***...] Letter Agreement

5.2                                 Validity of Prices

5.2.1                                                                        The Material prices are the Seller’s published prices in effect on the date of receipt of the purchase order (subject to reasonable quantities and delivery time) and will be expressed in US dollars. Payment will be made by the Buyer to the Seller in US dollars.

5.2.3                                                                        Prices of Seller Parts will be in accordance with the then current ANAC’s Spare Parts Price Catalog and Repair Guide. Prices will be firm for each calendar year, except that the Seller reserves the right to revise the prices of Seller Parts during the course of the calendar year in the following cases:

•                  abnormal revision in manufacturing costs,

•                  abnormal revision in Seller’s purchase price of materials (including significant variation of exchange rates),

•                  significant error in estimation or expression of any price.

5.2.3                                                                        Prices of Material identified in Paragraphs 1.1(b) through 1.1(d)  will be [...***...].

5.2.4                                                                        [...***...].

5.2.5                                                                        [...***...].

6.                                       PAYMENT PROCEDURES AND CONDITIONS

6.1                                 Intentionally deleted

6.2                                 Time and Means of Payment

Payment will be made by transfer of immediately available funds from the Buyer to the Seller and, so long as the Buyer makes payments when due, will be payable within thirty (30) days from the date of invoice. Such invoices will be expressed in US Dollars.

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LA1B-13

Hawaiian Airlines, Inc. [...***...] Letter Agreement

6.3                                 Bank Accounts

The Buyer will make all payments hereunder in full without setoff, counterclaim, deduction or withholding of any kind to the accounts listed below, unless otherwise directed by the Seller:

(a)                                                                                  For wire transfer, in favor of Airbus North America Customer Services, Inc.:

[...***...]

(b)                                                                                 For direct deposit (lockbox), in favor of Airbus North America Customer Services, Inc.:

Airbus North America Customer Services, Inc.:

PO Box 8500

Lock Box No. 4555

Philadelphia, PA 19178-4555

6.4                                 Taxes

All payments due the Seller hereunder will be made in full without setoff or counterclaim and without deduction or withholding of any kind.  Consequently, the Buyer will assure that the sums received by the Seller under this Letter Agreement  are equal to the full amounts expressed to be due the Seller hereunder, without deduction or withholding on account of and free from any and all taxes, levies, imposts, dues or charges of whatever nature except that if the Buyer is compelled by law to make any such deduction or withholding the Buyer will pay such additional amounts as may be necessary in order that the net amount received by the Seller after such deduction or withholding will equal the amounts that would have been received in the absence of such deduction or withholding.

6.5                                                                                 Except with respect to unpaid amounts of invoices that are subject to good faith dispute by the Buyer, and provided that the Buyer has notified Seller of such dispute no later than ten (10) days after the date of the invoice, if any payment due the Seller is not received in accordance with the time period provided above in Paragraph 6.2, the Seller will have the right to claim from the Buyer and the Buyer will promptly pay to the Seller interest on the unpaid amount [...***...] to be calculated from (and including) the due date to (but excluding) the date payment is received by the Seller.  The Seller’s claim to such interest will not prejudice any other rights the Seller may have under this Letter Agreement or applicable law.

[...***...]

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Hawaiian Airlines, Inc. [...***...] Letter Agreement

7.                                       TITLE

[...***...]

The Buyer will not permit the imposition on any Material for which it has not paid in full any lien, debenture, security interest or other similar interest charge or claim in favor of any third party, [...***...].

8.                                       PACKAGING

All Material will be packaged in accordance with the applicable ATA Specification.

9.                                                                                                                                       DATA RETRIEVAL

The Buyer undertakes to provide periodically to the Seller, as the Seller may reasonably request, during the Term, a quantitative list of the Material used for maintenance and overhaul of the Aircraft.  The range and contents of this list will be established by mutual agreement between the Seller and the Buyer.

10.                                 BUY-BACK

10.1                           Buy-Back of Material

The Seller agrees to buy back unused Seller Parts that may no longer be incorporated in the Aircraft as a result of mandatory modifications required by the Buyer’s or Seller’s Aviation Authorities, before Delivery of the first A350XWB-800 Aircraft to the Buyer subject to the following:

(a)                                                                                  the Seller Parts involved will be those which the Seller directs the Buyer to scrap or dispose of and which cannot be reworked or repaired to satisfy the revised standard;

(b)                                                                                 the Seller will grant the Buyer a credit equal to the purchase price paid by the Buyer for any such parts, such credit being limited to quantities ordered in the Initial Provisioning recommendation;

(c)                                                                                  the Seller will use its reasonable efforts to obtain for the Buyer the same protection from Suppliers.

10.2                                         Buy-Back of Surplus Material

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Hawaiian Airlines, Inc. [...***...] Letter Agreement

10.2.1                                                                  The Seller agrees that at any time after [...***...] Delivery of the first A350XWB-800 Aircraft to the Buyer, the Buyer will have the right to return to the Seller, at a credit of [...***...] the original purchase price paid by the Buyer, unused and undamaged Material described in Paragraphs 1.1(a) and 1.1(b) originally purchased from the Seller under the terms hereof, provided (i) that the selected protection level does not exceed ninety-six percent (96%) with a turnaround time of [...***...], (ii) that said Material does not exceed the provisioning quantities recommended by the Seller in the Initial Provisioning recommendations, does not have a limited shelf life nor contain any shelf-life limited components with [...***...] of their shelf life remaining when returned to the Seller, and (iii) that the Material is returned with the Seller’s original documentation (or electronic copies of such documentation) and any such documentation (including tags, certificates) required to identify, substantiate the condition of and enable the resale of such Material.

10.2.2                                                                  The Seller’s agreement in writing is necessary before any Material in excess of the Seller’s recommendation may be considered for buy-back.

10.2.3                                                                  It is expressly understood and agreed that the rights granted to the Buyer under this Paragraph 10.2 will not apply to Material that may become obsolete at any time or for any reason other than as set forth in Paragraph 10.1 above.

10.2.4                                                                  [...***...].

10.3                                                                           All transportation costs for the return of obsolete and surplus Material under this Paragraph 10, including any applicable insurance and customs duties or other related expenditures, will be borne by the Seller.

10.4                                                                           The Seller’s obligation to repurchase Material under this paragraph 10 is subject to the Buyer’s compliance with the requirements set forth in Paragraph 9 of this Letter Agreement.

11.1                           WARRANTIES ON SELLER PARTS

11.1.1                                                                  Nature of Warranty

Subject to the limitations and conditions hereinafter provided, and except as provided in Paragraph 11.1.2, the Seller warrants to the Buyer that each Seller Part will at the time of Delivery to the Buyer be free from defects:

(i)                                                                                     in material,

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Hawaiian Airlines, Inc. [...***...] Letter Agreement

(ii)                                                                                  in workmanship, including, without limitation, processes of manufacture, and

(iii)                                                                               arising from failure to conform to the Specification, except as to those portions of the Specification that are expressly stated in the Specification to be estimates or approximations or design aims.

11.1.2                                                                  [...***...]

11.1.3                                                                  Warranty Periods

For new Seller Parts, the warranties described in Paragraph 11.1.1 will be limited to those defects that become apparent within [...***...] after delivery of the Seller Part.

For used Seller Parts, the warranties described in Paragraph 11.1 will be limited to those defects that become apparent within [...***...] after delivery of the Seller Part, [...***...].

11.1.4                                                                  Limitations of Warranty

The Buyer’s remedy and the Seller’s obligation and liability under Paragraphs 11.1 are limited to, at the Seller’s expense and option acting in a commercially reasonable manner, the repair, replacement or correction of, or the supply of modification kits rectifying the defect to any defective Seller Part.

[...***...]

11.2                                                                                                                           EXCLUSIVITY OF WARRANTIES

THIS PARAGRAPH 11 (INCLUDING ITS SUBPARTS) SETS FORTH THE EXCLUSIVE WARRANTIES, EXCLUSIVE LIABILITIES AND EXCLUSIVE OBLIGATIONS OF THE SELLER, AND THE EXCLUSIVE REMEDIES AVAILABLE TO THE BUYER, WHETHER UNDER THIS LETTER AGREEMENT OR OTHERWISE, ARISING FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN ANY SELLER PART DELIVERED BY THE SELLER UNDER THIS AGREEMENT.

THE BUYER RECOGNIZES THAT THE RIGHTS, WARRANTIES AND REMEDIES IN THIS PARAGRAPH 11 ARE ADEQUATE AND SUFFICIENT TO PROTECT THE BUYER FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN THE SELLER PARTS SUPPLIED UNDER THIS LETTER AGREEMENT.  THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES OF THE SELLER AND ALL OTHER

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Hawaiian Airlines, Inc. [...***...] Letter Agreement

RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER AND ITS SUPPLIERS, WHETHER EXPRESS OR IMPLIED BY CONTRACT, TORT, OR STATUTORY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMITY OR DEFECT OR PROBLEM OF ANY KIND IN ANY SELLER PART DELIVERED BY THE SELLER UNDER THIS LETTER AGREEMENT, INCLUDING BUT NOT LIMITED TO:

(15)                                                                            ANY IMPLIED WARRANTY OF MERCHANTABILITY AND/OR FITNESS FOR ANY GENERAL OR PARTICULAR PURPOSE;

(16)                                                                            ANY IMPLIED OR EXPRESS WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

(17)                                                                            ANY RIGHT, CLAIM OR REMEDY FOR BREACH OF CONTRACT;

(18)                                                                            ANY RIGHT, CLAIM OR REMEDY FOR TORT, UNDER ANY THEORY OF LIABILITY, HOWEVER ALLEGED, INCLUDING, BUT NOT LIMITED TO, ACTIONS AND/OR CLAIMS FOR NEGLIGENCE, IMPLIED WARRANTY, PRODUCT LIABILITY, STRICT LIABILITY OR FAILURE TO WARN;

(19)                                                                            ANY RIGHT, CLAIM OR REMEDY ARISING UNDER THE UNIFORM COMMERCIAL CODE OR ANY OTHER STATE OR FEDERAL STATUTE;

(20)                                                                            ANY RIGHT, CLAIM OR REMEDY ARISING UNDER ANY REGULATIONS OR STANDARDS IMPOSED BY ANY INTERNATIONAL, NATIONAL, STATE OR LOCAL STATUTE OR AGENCY;

(21)                                                                            ANY RIGHT, CLAIM OR REMEDY TO RECOVER OR BE COMPENSATED FOR:

(22)                                                                            LOSS OF USE OR REPLACEMENT OF ANY AIRCRAFT, OR PART PROVIDED UNDER THE AGREEMENT DUE TO A DEFECT, NONCONFORMITY OR OTHER PROBLEM IN ANY SELLER PART;

(23)                                                                            LOSS OF, OR DAMAGE OF ANY KIND TO, ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART DUE TO A DEFECT, NONCONFORMITY OR OTHER PROBLEM IN ANY SELLER PART;

(24)                                                                            LOSS OF PROFITS AND/OR REVENUES;

(25)                                                                            ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGE.

(26)                                                                            THE WARRANTIES PROVIDED BY THIS AGREEMENT WILL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN

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Hawaiian Airlines, Inc. [...***...] Letter Agreement

INSTRUMENT SIGNED BY THE SELLER AND THE BUYER.  IN THE EVENT THAT ANY PROVISION OF THIS PARAGRAPH 11 SHOULD FOR ANY REASON BE HELD UNLAWFUL, OR OTHERWISE UNENFORCEABLE, THE REMAINDER OF THIS PARAGRAPH 11 WILL REMAIN IN FULL FORCE AND EFFECT.

FOR THE PURPOSE OF PARAGRAPHS 11.1.2 AND 11.2, “SELLER” WILL BE UNDERSTOOD TO INCLUDE THE SELLER, ITS AFFILIATES AND SUBCONTRACTORS.

11.3                           PATENT AND COPYRIGHT INDEMNITIES

The terms and conditions of Clause 13 of the Agreement shall apply to Seller Parts purchased by the Buyer or replaced by the Seller under this Letter Agreement.

11.4                           DUPLICATE REMEDIES

The remedies provided to the Buyer under this Paragraph 11 as to any part thereof are independent but not cumulative nor duplicative.  The Buyer shall be entitled to the remedy and/or remedies under Paragraph 11 that provides the maximum but not duplicative benefit to it, as the Buyer may elect, pursuant to the terms and conditions of this Paragraph 11 for any such particular defect for which remedies are provided under this Paragraph 11; provided, however, that the Buyer will not be entitled to elect a remedy under one part of this Paragraph 11 that constitutes a duplication of any remedy elected by it under any other part hereof for the same defect unless such defects occur as separate incidents at separate times.

11.5                           NEGOTIATED AGREEMENT

The Buyer and Seller agree that this Paragraph 11 has been the subject of discussion and negotiation and is fully understood by the parties, and that the price of the Aircraft and the other mutual agreements of the parties set forth in the Agreement were arrived at in consideration of, inter alia, the Exclusivity of Warranties and General Limitations of Liability provisions and Duplicate Remedies provisions set forth in this Paragraph 11.

12.                                                                                                                                 LEASING OF SPARE PARTS

12.1                           Applicable Terms

The terms and conditions of this Paragraph 12 will apply to the Lease of Seller Parts listed in Appendix “A” to this Paragraph 12 (“Leased Parts”) and will form a part of each lease of any Leased Part by the Buyer from the Seller after the date

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LA1B-19

Hawaiian Airlines, Inc. [...***...] Letter Agreement

hereof.  Except for the description of the Leased Part, the Lease Term, the Leased Part delivery and return locations and the Lease Charges (defined below in Paragraph 12.4), all other terms and conditions appearing on any order form or other document pertaining to Leased Parts will be deemed inapplicable, and in lieu thereof the terms and conditions of this Paragraph 12 will prevail.  For purposes of this Paragraph 12, the term “Lessor” refers to the Seller and the term “Lessee” refers to the Buyer.  Parts not included in Appendix “A” to this Paragraph 12 may be supplied under a separate lease agreement between the Seller and the Buyer, in accordance with the terms and conditions set forth in the then current Airbus Proprietary Parts Repair Guide.

12.2                           Lease Procedure: Spare Parts Leased

At the Lessee’s request by telephone (to be confirmed promptly in writing), facsimile, letter or other written instrument, the Lessor will lease Leased Parts, which will be made available in accordance with Paragraph 4.2.3 , to the Lessee as substitutes for parts withdrawn from an Aircraft for repair or overhaul.  Each lease of Leased Parts will be evidenced by a lease document (“Lease”) issued by the Lessor to the Lessee no later than seven (7) business days after delivery of the Leased Part.

12.3                           Lease Term

12.3.1                                                                         The term of the lease (“Lease Term”) will commence on the date of dispatch of the Leased Part to the Lessee or its agent at the Lessor’s facility and will end on the date of receipt at the Lessor’s facility of the Leased Part or exchanged part in a serviceable condition. The Lease Term will not exceed thirty (30) days after such date of dispatch, unless extended by written agreement between Lessor and Lessee within such thirty (30)-day period, such agreement not to be unreasonably withheld or delayed. Notwithstanding the foregoing, the Lease Term will end in the event, and upon the date, of exercise of the Lessee’s option to either purchase or exchange the Leased Part, as provided herein.

12.3.2                                                                         The chargeable period to lease a part is a minimum of seven (7) days.  If shipment of the Leased Part has been arranged and the Lessee cancels the lease order, the minimum chargeable period of seven (7) days shall apply.

12.4                           Lease Charges and Taxes

The Lessee will pay the Lessor (a) a daily rental charge for the Lease Term in respect of each Leased Part equal to one-three-hundred-sixty-fifth (1/365) of the Catalog Price of such Leased Part, as set forth in the Seller’s Spare Parts Price List in effect on the date of commencement of the Lease Term, (b) any reasonable and documented additional costs which may be incurred by the Lessor as a direct

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Hawaiian Airlines, Inc. [...***...] Letter Agreement

result of such Lease, such as inspection, test, repair, overhaul and repackaging costs as required to  place the Leased Part in satisfactory condition for lease to a subsequent customer,  (c) all transportation and insurance charges and (d) any taxes, charges or customs duties imposed upon the Lessor or its property as a result of the lease, sale, delivery, storage or transfer of any Leased Part (the “Lease Charges”).  All payments due hereunder will be made in accordance with Paragraph 6 of this Letter Agreement. The invoice is generated upon receipt of the Leased Part by the Lessor.

12.5                           Title

Title to each Leased Part will remain with the Lessor at all times unless the Lessee  exercises its option to purchase in accordance with Paragraph 12.8 , in which case title will pass to the Lessee in accordance with Paragraph 7.

12.6                           Maintenance, Storing, Repairing of the Leased Part and Risk of Loss

(i)                                                                                     The Lessee shall be liable for maintaining and storing the Leased Part in accordance with all applicable rules of the relevant aviation authorities and the technical documentation and other instructions issued by the Lessor.

(ii)                                                                                  Except for normal wear and tear, each Leased Part will be returned to the  Lessor in the same condition as when delivered to the Lessee.  However, the Lessee will not without the Lessor’s prior written consent repair, modify or alter any Leased Part.

(iii)                                                                               The Leased Part shall be repaired solely at repair stations approved by the Lessor. If during the Lease Period any inspection, maintenance, rework and/or repair is carried out to maintain the Leased Part serviceable, in accordance with the standards of the Lessor, the Lessee shall provide details and documentation about the scope of the work performed, including respective inspection, work and test reports.

(iv)                                                                              All documentation required to enable the Leased Part to be put in commercial service again by the Seller.

(v)                                                                                 The Leased Part must not be loaned to a third party.

(vi)                                                                                     Risk of loss or damage to each Leased Part will remain with the Lessee until such Leased Part is redelivered to the Lessor at the return location specified in the applicable Lease.  If a Leased Part is lost or damaged beyond repair, the Lessee will be deemed to have exercised its option to purchase the part in accordance with Paragraph 12.8 of this Letter Agreement, as of the date of such loss or damage.

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Hawaiian Airlines, Inc. [...***...] Letter Agreement

12.7                                                                           Return of Leased Part

12.7.1                                                                 The Lessee will return the Leased Part at the end of the Lease Term to:

AIRBUS North America Customer Services

Spares Center

21780 Filigree Court

Ashburn VA, 20147

or any other address in the United States indicated by the Lessor.

12.7.2                                                                  The return shipping document will indicate the reference of the Lease document and the removal data, such as:

(i)                                                                                     aircraft manufacturer serial number

(ii)                                                                                  removal date

(iii)                                                                               total flight hours and flight cycles for the period the Leased Part was installed on the aircraft

(iv)                                                                              documentation in accordance with Paragraph 12.6.

If the Lessee cannot provide the above mentioned data and documentation for the Leased Part to be returned from Lease, lease charges [...***...] will be invoiced. According to the Lessor’s quality standards, parts are not serviceable without the maintenance history data outlined above and have to be scrapped on site.

12.7.3                                                                  The unserviceable or serviceable tag issued by the Lessee and the original Lessor certification documents must be attached to the Leased Part.

12.7.4                                                                  Except for normal wear and tear, each Leased Part shall be returned to the Lessor in the same condition as when delivered to the Lessee. The Leased Part shall be returned with the same painting as when delivered (Airbus grey or primary paint). If the Lessee is not in a position to return the Leased Part in the same serviceable condition, the Lessee has to contact the Lessor for instructions.

12.7.5                                                                  The Leased Part is to be returned in the same shipping container as that delivered by the Lessor. The container must be in a serviceable condition, normal wear and tear excepted.

12.7.6                                                                  The return of an equivalent part different from the Leased Part delivered by the Lessor is not allowed without previous written agreement of the Lessor.

***                           Confidential Treatment Requested

LA1B-22

Hawaiian Airlines, Inc. [...***...] Letter Agreement

12.8                           Option to Purchase

12.8.1                                                                  The Lessee may at its option, exercisable by written notice given to the Lessor, elect during or at the end of the Lease Term to purchase the Leased  Part, in which case the then current purchase price for such Leased Part as set forth in the Seller’s Spare Parts Price List will be paid by the Lessee to the Lessor. The pricing in the immediately preceding sentence will apply to new Leased Parts only.  In the event the Leased Part is used, [...***...], will be paid by the Lessee to the Lessor.  Should the Lessee exercise such option, [...***...] of the Lease rental charges already invoiced pursuant to Paragraph 12.4 (a) will be credited to the Lessee against the said purchase price of the Leased Part.

Should the Lessee fail to return the Leased Part to the Lessor at the end of the Lease Term, such failure will be deemed to be an election by the Lessee to purchase the Leased Part.

12.8.2                                                                  In the event of purchase, the Leased Part will be warranted in accordance with Paragraph 11 of this Letter Agreement as though such Leased Part were a Seller Part; provided, however, that (i) Seller will deduct from the warranty period set forth in Paragraph 11.1.3 the amount of time the Buyer has used the Leased Part pursuant to the Lease and (ii) in no event will such warranty period be less than [...***...] from the date of purchase of such Leased Part. A warranty granted under this Paragraph 12.8.2 will be in substitution for the warranty granted under Paragraph 12.9 at the commencement of the Lease Term.

12.9                           Warranties on Leased Parts

12.9.1                  The Lessor warrants that each Leased Part will at the time of delivery thereof:

(a)                                                                                  conform to the applicable specification for such part,

(b)                                                                                 be free from defects in material and

(d)                                                                                 be free from defects in workmanship, including without limitation processes of manufacture.

12.9.2                                                                         Intentionally deleted

12.9.3                  Warranty and Notice Periods

The Lessee’s remedy and the Lessor’s obligation and liability under this Paragraph 12.9, with respect to each defect, are conditioned upon (i) the defect having become apparent to the Lessee within the Lease Term and (ii) the Lessor’s

***                           Confidential Treatment Requested

LA1B-23

Hawaiian Airlines, Inc. [...***...] Letter Agreement

warranty administrator having received written notice of the defect from the Lessee within thirty (30) days after the defect became apparent to the Lessee.

12.9.4                  Return and Proof

The Lessee’s remedy and the Lessor’s obligation and liability under this Paragraph 12.9, with respect to each defect, are also conditioned upon:

(a)                                                                                  the return by the Lessee as soon as practicable to the return location specified in the applicable Lease, or such other place as may be mutually agreeable, of the Leased Part claimed to be defective, and

(c)                                                                                  the submission by the Lessee to the Lessor’s warranty administrator of reasonable proof that the claimed defect is due to a matter embraced within the Lessor’s warranty under this Paragraph 12.9 and that such defect did not result from any act or omission of the Lessee, including but not limited to any failure to operate or maintain the Leased Part claimed to be defective or the Aircraft in which it was installed in accordance with applicable governmental regulations and the Lessor’s applicable written instructions.

12.9.5                  Limitation of Warranty

The Lessee’s remedy and the Lessor’s obligation and liability under this Paragraph 12.9 with respect to each defect are limited to the repair of such defect in the Leased Part in which the defect appears, or, as mutually agreed, to the replacement of such Leased Part with a similar part free from defect.

Any replacement part furnished under this Paragraph 12.9.5 will for the purposes of this Letter Agreement be deemed to be the Leased Part so replaced.

12.9.6                  Suspension and Transportation Costs

12.9.6.1                                                         If a Leased Part is found to be defective and is covered by this warranty, the Lease Term and the Lessee’s obligation to pay rental charges as provided in Paragraph 12.4(a) of this Letter Agreement will be suspended from the date on which the Lessee notifies the Lessor of such defect until the date on which the Lessor has repaired, corrected or replaced the defective Leased Part, provided, however, that the Lessee has withdrawn such defective Leased Part from use, promptly after giving such notice to the Lessor.  If the defective Leased Part is replaced, such replacement will be deemed to no longer be a Leased Part under the Lease as of the date on which such part was received by the Lessor at the return location specified in the applicable Lease.

***                           Confidential Treatment Requested

LA1B-24

Hawaiian Airlines, Inc. [...***...] Letter Agreement

If a Leased Part is found to be defective on first use by the Lessee and is covered by this warranty, rental charges as provided in Paragraph 12.4(a) will not accrue and will not be payable by the Lessee until the date on which the Lessor has repaired, corrected or replaced the defective Leased Part.

12.9.6.2                                                         All transportation and insurance costs associated with the return of the defective Leased Part to the Lessor and the return of the repaired, corrected or replacement part to the Lessee will be borne by the Lessor.

12.9.7                  Wear and Tear

Normal wear and tear and the need for regular maintenance and overhaul will not constitute a defect or nonconformance under this Paragraph 12.9.

12.9.8.                                                                                       EXCLUSIVITY OF WARRANTIES

PARAGRAPH 12.9 (INCLUDING ITS SUBPARTS) SETS FORTH THE EXCLUSIVE WARRANTIES, EXCLUSIVE LIABILITIES AND EXCLUSIVE OBLIGATIONS OF THE SELLER, AND THE EXCLUSIVE REMEDIES AVAILABLE TO THE BUYER, WHETHER UNDER THIS LETTER AGREEMENT OR OTHERWISE, ARISING FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN ANY LEASED PART.

THE BUYER RECOGNIZES THAT THE RIGHTS, WARRANTIES AND REMEDIES IN PARAGRAPH 12.9 ARE ADEQUATE AND SUFFICIENT TO PROTECT THE BUYER FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN THE LEASED PARTS.  THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES OF THE SELLER AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, WHETHER EXPRESS OR IMPLIED BY CONTRACT, TORT, OR STATUTORY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMITY OR DEFECT OR PROBLEM OF ANY KIND IN ANY LEASED PART, INCLUDING BUT NOT LIMITED TO:

(8)                                                                                  ANY IMPLIED WARRANTY OF MERCHANTABILITY AND/OR FITNESS FOR ANY GENERAL OR PARTICULAR PURPOSE;

(9)                                                                                  ANY IMPLIED OR EXPRESS WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

(10)                                                                            ANY RIGHT, CLAIM OR REMEDY FOR BREACH OF CONTRACT;

(11)                                                                            ANY RIGHT, CLAIM OR REMEDY FOR TORT, UNDER ANY THEORY OF

***                           Confidential Treatment Requested

LA1B-25

Hawaiian Airlines, Inc. [...***...] Letter Agreement

LIABILITY, HOWEVER ALLEGED, INCLUDING, BUT NOT LIMITED TO, ACTIONS AND/OR CLAIMS FOR NEGLIGENCE, , IMPLIED WARRANTY, PRODUCT LIABILITY, STRICT LIABILITY OR FAILURE TO WARN;

(12)                                                                            ANY RIGHT, CLAIM OR REMEDY ARISING UNDER THE UNIFORM COMMERCIAL CODE OR ANY OTHER STATE OR FEDERAL STATUTE;

(13)                                                                            ANY RIGHT, CLAIM OR REMEDY ARISING UNDER ANY REGULATIONS OR STANDARDS IMPOSED BY ANY INTERNATIONAL, NATIONAL, STATE OR LOCAL STATUTE OR AGENCY;

(14)                                                                            ANY RIGHT, CLAIM OR REMEDY TO RECOVER OR BE COMPENSATED FOR:

(a)                                                          LOSS OF USE OR REPLACEMENT OF ANY AIRCRAFT, OR LEASED;

(b)                                                         LOSS OF, OR DAMAGE OF ANY KIND TO, ANY AIRCRAFT OR LEASED PART;

(c)                                                          LOSS OF PROFITS AND/OR REVENUES;

(d)                                                         ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGE.

THE WARRANTIES PROVIDED BY THIS LETTER AGREEMENT WILL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY THE SELLER AND THE BUYER.  IN THE EVENT THAT ANY PROVISION OF THIS PARAGRAPH 12.9.8 SHOULD FOR ANY REASON BE HELD UNLAWFUL, OR OTHERWISE UNENFORCEABLE, THE REMAINDER OF THIS PARAGRAPH 12.9.8 WILL REMAIN IN FULL FORCE AND EFFECT.

FOR THE PURPOSE OF THIS PARAGRAPH 12.9.8, “SELLER” WILL BE UNDERSTOOD TO INCLUDE THE SELLER, ITS AFFILIATES AND SUBCONTRACTORS.

12.9.9                  DUPLICATE REMEDIES

The remedies provided to the Buyer under this Paragraph 12 as to any part thereof are independent but not cumulative nor duplicative.  The Buyer shall be entitled to the remedy and/or remedies under Paragraph 12 that provides the maximum but not duplicative benefit to it, as the Buyer may elect, pursuant to the terms and conditions of this Paragraph 12 for any such particular defect for which remedies are provided under this Paragraph 12; provided, however, that the Buyer will not be entitled to elect a remedy under one part of this Paragraph 12 that constitutes a

***                           Confidential Treatment Requested

LA1B-26

Hawaiian Airlines, Inc. [...***...] Letter Agreement

duplication of any remedy elected by it under any other part hereof for the same defect unless such defects occur as separate incidents at separate times.

12.10.                  NEGOTIATED AGREEMENT

The Buyer and Seller agree that this Paragraph 12 has been the subject of discussion and negotiation and is fully understood by the parties, and that the price of the Aircraft and the other mutual agreements of the parties set forth in this Letter Agreement were arrived at in consideration of, inter alia, the Exclusivity of Warranties and General Limitations of Liability provisions and Duplicate Remedies provisions set forth in Paragraph 12.

***                           Confidential Treatment Requested

LA1B-27

Hawaiian Airlines, Inc. [...***...] Letter Agreement

APPENDIX “A” TO PARAGRAPH 12

SELLER PARTS AVAILBLE TO LEASE

AILERONS

AUXILIARY POWER UNIT (APU) DOORS

CARGO DOORS

PASSENGER DOORS

ELEVATORS

FLAPS

LANDING GEAR DOORS

RUDDER

TAIL CONE

WING SLATS

SPOILERS

AIRBRAKES

WING TIPS

WINGLETS

*** Confidential Treatment Requested

LA1B-28

Hawaiian Airlines, Inc. [...***...] Letter Agreement

13.           TERMINATION

Any termination under Clauses 10, 11 or 21 of the Agreement or under the Letter Agreements thereto will discharge all obligations and liabilities of the parties hereunder with respect to such undelivered Material, services, data or other items to be purchased hereunder that are applicable to those Aircraft as to which the Agreement has been terminated. Termination under this Paragraph 13 notwithstanding, new and unused Material in excess of the Buyer’s requirements due to such Aircraft cancellation will be repurchased by the Seller as provided in Paragraph 10.2.

14.           ASSIGNMENT

This Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, or as may otherwise be permitted under Clause 20.2 of the Agreement and any attempted assignment or transfer in contravention of the provisions of this Paragraph 14 will be void and of no force or effect.

15.           COUNTERPARTS

This Letter Agreement may be signed in any number of separate counterparts.  Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission) will be an original, and the counterparts together will constitute one and the same instrument.

*** Confidential Treatment Requested

LA1B-29

Hawaiian Airlines, Inc. [...***...] Letter Agreement

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S

By:

Its:

Accepted and Agreed

HAWAIIAN AIRLINES, INC.

By:

Its:

and

By:

Its:

*** Confidential Treatment Requested

LA1B-30

*** CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Hawaiian Airlines, Inc. [...***...] Letter Agreement

LETTER AGREEMENT NO. 2

As of January 31, 2008

Hawaiian Airlines, Inc.

Re:  [...***...]

Ladies and Gentlemen,

Hawaiian Airlines, Inc. (the “Buyer”), and AIRBUS S.A.S. (the “Seller”), have entered into an Airbus A330/A350XWB Purchase Agreement dated as of even date herewith (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement.  The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 2  (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft.  Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement.  The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

[...***...]

2.                                       ASSIGNMENT

This Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, not to be unreasonably withheld or delayed, or as may otherwise be permitted under Clause 20.2 of the Agreement, and any attempted assignment or transfer in contravention of the provisions of this Paragraph will be void and of no force or effect.

*** Confidential Treatment Requested

LA2-1

Hawaiian Airlines, Inc. [...***...] Letter Agreement

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below.

Very truly yours,

AIRBUS S.A.S

By:

Its:

Accepted and Agreed

HAWAIIAN AIRLINES, INC.

By:

Its:

and

By:

Its:

*** Confidential Treatment Requested

LA2-2

*** CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Hawaiian Airlines, Inc. [...***...] Letter Agreement

LETTER AGREEMENT NO. 3

As of January 31, 2008

Hawaiian Airlines, Inc.

Re:  [...***...]

Ladies and Gentlemen,

Hawaiian Airlines, Inc. (the “Buyer”), and AIRBUS S.A.S. (the “Seller”), have entered into an Airbus A330/A350XWB Purchase Agreement dated as of even date herewith (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement.  The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 3  (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft.  Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement.  The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1.                                       DEFINITIONS

[...***...]

6.                                       ASSIGNMENT

This Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, not to be unreasonably withheld or delayed, or as may otherwise be permitted under Clause 20.2 of the Agreement, and any attempted assignment or transfer in contravention of the provisions of this Paragraph will be void and of no force or effect.

*** Confidential Treatment Requested

LA3-1

Hawaiian Airlines, Inc. [...***...] Letter Agreement

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below.

Very truly yours,

AIRBUS S.A.S

By:

Its:

Accepted and Agreed

HAWAIIAN AIRLINES, INC.

By:

Its:

and

By:

Its:

*** Confidential Treatment Requested

LA3-2

*** CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Hawaiian Airlines, Inc. [...***...] Letter Agreement

LETTER AGREEMENT NO. 4

As of January 31, 2008

Hawaiian Airlines, Inc.

Re:  [...***...]

Ladies and Gentlemen,

Hawaiian Airlines, Inc. (the “Buyer”), and AIRBUS S.A.S. (the “Seller”), have entered into an Airbus A330/A350XWB Purchase Agreement dated as of even date herewith (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement.  The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 4 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft.  Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement.  The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

0.                                                                                       DEFINITIONS

                                                                                                Notwithstanding Clause 0 of the Agreement, the following terms shall have the following meanings for all purposes of the Agreement:

                                [...***...]

                                                                                                Certificate of Sanitary Construction – means a Certificate of Sanitary Construction issued by the U.S. Public Health Service of the Food and Drug Administration, or any equivalent successor certificate thereto.

                                                                                                Goods and Services  - any goods, excluding Aircraft, and services that may be purchased by the Buyer from the Seller or its designee under this Agreement or any related agreement.

*** Confidential Treatment Requested

LA4-1

Hawaiian Airlines, Inc. [...***...] Letter Agreement

                                                                                                [...***...]

                                                                                                Standard Airworthiness Certificate – a Standard Airworthiness Certificate issued pursuant to Part 21 of the Federal Aviation Regulations, or any equivalent successor certificate.

1.                                                                                    RESERVED

2.                                                                                       SPECIFICATION

                                                                                             Clause 2.1 of the Agreement is cancelled and replaced with the following quoted provisions:

QUOTE

2.1                                                                                 Specification

                                                                                                The Aircraft shall be manufactured in accordance with the Specification.

                                                                                                At the date of signature of this Agreement, the design development of the A350XWB-800 Aircraft is under finalization and the aircraft definition corresponding to the Base Price of the A350XWB-800 Aircraft fitted with Trent XWB74 engines at 74,000 lbs thrust, set forth in Clause 3 of this Agreement, is contained in the ADD.

The ADD shall be superseded at no additional cost by an initial standard specification the “A350XWB-800 Standard Specification”. Subject to the Seller’s certification, industrial and commercial constraints, some equipment currently set forth in the ADD may be replaced by equipment with equivalent functions.

Notwithstanding the foregoing paragraph, if certain items which are BFE in the ADD are converted into SFE items in the A350XWB-800 Standard Specification, the costs of such items and their incorporation into the A350XWB-800 Standard Specification shall be chargeable to the Buyer.

*** Confidential Treatment Requested

LA4-2

Hawaiian Airlines, Inc. [...***...] Letter Agreement

[...***...]

2.1.1                                                                        Specification Amendment

The Seller and Buyer understand and agree that the applicable Specifications may be amended following signature of this Agreement in accordance with the terms of this Clause 2.

2.1.2                                                                        Specification Change Notice

                                                                                                Each Specification may be amended by written agreement between the Seller and Buyer in a SCN.  Each SCN shall be substantially in the form set out in Exhibit B1 and shall set out such SCN’s scope of implementation and shall also set forth, in detail, the particular change to be made to the Specification and the effect, if any, of such change on design, performance, weight, or Scheduled Delivery Month of the Aircraft affected thereby [...***...] or replaceability requirements of the Specification. A SCN may result in an adjustment of the Base Price of the Aircraft, which adjustment if any, shall be specified in the SCN.

UNQUOTE

                                                                                                Clause 2.1.4 of the Agreement is cancelled and replaced with the following quoted provisions:

QUOTE

2.1.4                                                                        Manufacturer Specification Changes Notices

The Specification may be amended by the Seller through a Manufacturer Specification Change Notice (“MSCN”), which shall be substantially in the form set out in Exhibit B2 hereto and shall set out in detail the particular change to be made to the Specification and the effect, if any, of such change on performance, weight, Base Price, Delivery Date of the Aircraft affected thereby and [...***...] or replaceability requirements under the Specification.

Except when the MSCN is necessitated by an Aviation Authority Directive or by equipment obsolescence, in which case the MSCN shall be accomplished without requiring the Buyer’s consent, if the MSCN adversely affects the performance, weight, Base Price, Delivery Date of the Aircraft affected thereby or the interchangeability or replaceability requirements under the Specification, the Seller shall notify the Buyer of a reasonable period of time during which the Buyer must accept or reject such MSCN. If the Buyer does not notify the Seller of the rejection

***   Confidential Treatment Requested

LA4-3

Hawaiian Airlines, Inc. [...***...] Letter Agreement

of the MSCN within such period, the MSCN shall be deemed accepted by the Buyer and the corresponding modification shall be accomplished.

UNQUOTE

3.                                                                                       RESERVED

4.                                                                                       PRICE REVISION

                                                                                                [...***...]

5.                                                                                       PAYMENT TERMS

[...***...]

UNQUOTE

                                                                                             Clauses 5.5.2, 5.5.3, 5.6, 5.7, 5.8, 5.8.1, and 5.8.2 of the Agreement are cancelled and replaced with the following quoted provisions:

QUOTE

5.5.2                                                                       Except as provided in Clause 5.5.1, the Seller shall pay all Taxes, levied, assessed, charged or collected, on or prior to Delivery of any Aircraft, for or in connection with the manufacture, acquisition of any component, accessory, equipment or part delivered or furnished under this Agreement, or assembly, sale and delivery to the Buyer under this Agreement of such Aircraft or any parts, instructions or data installed thereon or incorporated therein (except Buyer Furnished Equipment referred to in Clause 18).

5.5.3                                                                       The Buyer shall pay all Taxes not assumed by the Seller under Clause 5.5.2, including, but not limited to any duties or taxes due upon or in relation to the importation of the Aircraft into the Buyer’s country and/or any withholding taxes or deductions levied or required in the Buyer’s country with respect to the payment to the Seller of any amount due from the Buyer hereunder, except for Taxes based on or measured by the income of the Seller or any Taxes levied against the Seller for the privilege of doing business in any jurisdiction.

“Taxes” means any present or future tax, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any governmental authority or any political subdivision or taxing authority thereof or therein.

***   Confidential Treatment Requested

LA4-4

Hawaiian Airlines, Inc. [...***...] Letter Agreement

5.6                               Application of Payments

Notwithstanding any other rights the Seller may have at contract or at law, the Buyer and the Seller hereby agree that should any amount (whether under this Agreement or under any other agreement between the Buyer and the Seller and whether at the stated maturity of such amount, by acceleration or otherwise) become due and payable by any Buyer Party, and not be paid in full in immediately available funds on the date due, then the Seller shall have the right to debit and apply, in whole or in part, the Predelivery Payments paid to the Seller by the Buyer against such unpaid amount.  The Seller shall promptly notify the Buyer in writing after such debiting and application, and the Buyer shall immediately pay to the Seller the amount required to comply with Clause 5.2.3.

5.7                                                 Setoff Payments

Notwithstanding anything to the contrary contained herein, before being required to make any payments to the Buyer, the Seller shall have the right to deduct from any such payments an amount equal to any other amounts due and owing by any Buyer Party to the Seller or any Affiliate thereof under any agreement between a Buyer Party and the Seller or any of its Affiliates.

5.8                                                 Overdue Payments

5.8.1                                                                        Except if otherwise agreed, if any payment due the Seller is not received by the Seller on the date or dates due, the Seller shall have the right to claim from the Buyer, and the Buyer shall promptly pay to the Seller on receipt of such claim, interest at the rate of [...***...] per annum on the amount of such overdue payment, to be calculated from and including the due date of such payment to (but excluding) the date such payment is received by the Seller.  The Seller’s right to receive such interest shall be in addition to any other rights of the Seller hereunder or at law.

5.8.2                                                                        If any Predelivery Payment is not received within [...***...] of the date on which it is due in accordance with the schedule set forth in Clause 5.2.3, the Seller shall be under no obligation to deliver any Aircraft remaining to be delivered under this Agreement within such Aircraft’s Scheduled Delivery Month. Upon receipt of full payment of all Predelivery Payments that are [...***...], together with interest on such Predelivery Payments in accordance with Clause 5.8.1, the Seller shall provide the Buyer with new Scheduled Delivery Months for the affected Aircraft, subject to the Seller’s commercial and industrial constraints.

UNQUOTE

6.                                                                                    RESERVED

7.                                                                                       CERTIFICATION

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Hawaiian Airlines, Inc. [...***...] Letter Agreement

                                                                                             [...***...]

8.                                                                                       TECHNICAL ACCEPTANCE

                                                                                             Clause 8.1.1 of the Agreement is cancelled and replaced with the following quoted provisions:

QUOTE

8.1.1                                                                        Prior to Delivery, the Aircraft shall undergo a technical acceptance process developed by the Seller (the “Technical Acceptance Process”). Successful completion of the Technical Acceptance Process shall demonstrate the satisfactory functioning of the Aircraft and shall be deemed to demonstrate compliance with the Specification. Should the Aircraft fail to complete the Technical Acceptance Process satisfactorily, the Seller shall without hindrance from the Buyer be entitled to carry out any necessary changes to make the Aircraft compliant and, as soon as practicable thereafter, resubmit the Aircraft to the Technical Acceptance Process to the extent necessary to demonstrate full compliance with the requirements of the Technical Acceptance Process.

[...***...]

UNQUOTE

                                                                                             Clause 8.2.3 of the Agreement is cancelled and replaced with the following quoted provisions:

QUOTE

8.2.3                                                                        If the Buyer does not attend or fails to cooperate in the Technical Acceptance Process, the Seller shall be entitled to complete the Technical Acceptance Process in compliance with Clause 8.1 without the Buyer’s attendance, and provided that the Technical Acceptance Process is completed successfully and that the Seller so represents to the Buyer, the Buyer shall be deemed to have accepted that the Technical Acceptance Process has been completed, in all respects.

UNQUOTE

                                                                                             Clause 8.5 of the Agreement is cancelled and replaced with the following quoted provisions:

QUOTE

***   Confidential Treatment Requested

LA4-6

Hawaiian Airlines, Inc. [...***...] Letter Agreement

8.5                                                 Aircraft Utilization

The Seller shall, without payment or other liability, be entitled to use the Aircraft before Delivery for up to a maximum of twenty (20) hours for any purpose without specific agreement of the Buyer. Such use shall not limit the Buyer’s obligation to accept Delivery hereunder.

UNQUOTE

9.                                                                                       DELIVERY

                                                                                                Clause 9.1 of the Agreement is supplemented by the following quoted provision:

QUOTE

[...***...]

UNQUOTE

                                                                                                Clause 9.2.3 of the Agreement is cancelled and replaced with the following quoted provisions:

QUOTE

9.2.3                                                                        If the Buyer fails to (i) deliver the signed Certificate of Acceptance to the Seller on or before the Delivery Date, provided that the Aircraft has successfully completed the Technical Acceptance Process or (ii) pay the Balance of the Final Contract Price for the Aircraft to the Seller on the Delivery Date, then the Buyer shall be deemed to have rejected Delivery wrongfully when the Aircraft was duly tendered to the Buyer hereunder. If such a deemed rejection arises, the Seller shall retain title to the Aircraft and the Buyer shall indemnify and hold the Seller harmless against any and all reasonable costs (including but not limited to any parking, storage, and insurance costs but excluding consequential or special damages resulting from the Buyer’s rejection). The Seller shall be under no duty to the Buyer to store, park, or otherwise protect the Aircraft, it being understood that the Seller retains an obligation to use reasonable efforts to mitigate its costs and expenses.  These rights of the Seller shall be in addition to the Seller’s other rights and remedies in this Agreement.

UNQUOTE

                                                                                                Clause 9.3 is supplemented by the following quoted provision:

QUOTE

***   Confidential Treatment Requested

LA4-7

Hawaiian Airlines, Inc. [...***...] Letter Agreement

9.3.3

Provided that (i) Buyer furnishes the selcal code, registration number and information necessary to the Seller relating to mode-s at least 3 months before Delivery, and (ii) the Buyer furnishes to the Seller no later than thirty (30) days prior to Delivery the legend to appear on the ownership placards, and the placard installation such as on the Airframe only, the engines only, or on both the airframe and engines, then the Seller shall fabricate and install ownership placards on the Airframe and/or engines.

UNQUOTE

10.                                                                                 EXCUSABLE DELAY AND TOTAL LOSS

                                                                                                Clause 10 of the Agreement is cancelled and replaced by the following quoted provisions:

QUOTE

10.1                                          Scope of Excusable Delay

                                                                                                Neither the Seller nor any Affiliate of the Seller, shall be responsible for or be deemed to be in default on account of delays in Delivery of the Aircraft or failure to deliver or otherwise in the performance of its other obligations under this Agreement or any part hereof but only to the extent that such delay is due to causes beyond the Seller’s, or any Affiliate’s control and not occasioned by the Seller’s, fault or negligence (“Excusable Delay”), including, but not limited to: (i) acts of God or the public enemy, natural disasters, fires, floods, storms beyond ordinary strength, explosions or earthquakes; epidemics or quarantine restrictions; total or constructive total loss; compliance with any mandatory law, decision, regulation, directive or other act  of any government or of the Council of the European Community or the Commission of the European Community or of any national, Federal, State, municipal or other governmental department, commission, board, bureau, agency, court or instrumentality, domestic or foreign; governmental priorities, regulations or orders affecting allocation of materials, facilities or a completed Aircraft; war, civil war or warlike operations, terrorism, insurrection or riots; failure of transportation; strikes or labor troubles causing cessation, slow down or interruption of work; delay in obtaining any airworthiness or type certification after due and timely diligence; inability after due and timely diligence to procure materials, accessories, equipment or parts; or failure of a subcontractor or Supplier [...***...] to furnish materials, components, accessories, equipment or parts [...***...]; (ii) [...***...]; and (iii) delay in delivery or otherwise in the performance of this Agreement by the Seller due in whole or in part to any delay in or failure of the delivery of, or any other event or circumstance relating to, the Propulsion Systems [...***...] or Buyer Furnished Equipment [...***...].

***   Confidential Treatment Requested

LA4-8

Hawaiian Airlines, Inc. [...***...] Letter Agreement

10.2                                          Consequences of Excusable Delay

10.2.1                                                                  If an Excusable Delay occurs the Seller shall

(v)                                                                                 notify the Buyer of such Excusable Delay as soon as practicable after becoming aware of the same;

(vi)                                                                              not be deemed to be in default in the performance of its obligations hereunder as a result of such Excusable Delay;

(vii)                                                                           not be responsible for any damages arising from or in connection with such Excusable Delay suffered or incurred by the Buyer;

(viii)                                                                        as soon as practicable after the removal of the cause of such Excusable Delay resume performance of its obligations under this Agreement and in particular shall notify the Buyer of the revised Scheduled Delivery Month, and

(ix)                                                                                shall take all reasonable steps within its control to reduce the effect of any delay.

[...***...]

10.3                                          Termination on Excusable Delay

10.3.1                                                                                  If any Delivery is delayed as a result of one or more Excusable Delays for a period of more than [...***...] after the last day of the Scheduled Delivery Month, then either party may terminate this Agreement with respect to the affected Aircraft, by giving written notice to the other party within thirty (30) days after the expiration of such [...***...] period and following such termination, the parties shall have no further rights or obligations with respect to such affected Aircraft [...***...].  Notwithstanding the foregoing, the Buyer shall not be entitled to terminate this Agreement or to receive payment pursuant to this Clause 10.3.1if the Excusable Delay is caused directly or indirectly by the action or inaction of the Buyer or its representatives.

10.3.2                                                                  If the Seller advises the Buyer in its notice of a revised Scheduled Delivery Month pursuant to Clause 10.2.1(iv) that there shall be a delay in Delivery of an Aircraft of more than [...***...] after the last day of the Scheduled Delivery Month, then either party may terminate this Agreement with respect to the affected Aircraft.  Termination shall be made by giving written notice to the other party within [...***...] after the Buyer’s receipt of the notice of a revised Scheduled Delivery Month and following such termination, the parties shall have no further rights or obligations with respect to such affected Aircraft

***   Confidential Treatment Requested

LA4-9

Hawaiian Airlines, Inc. [...***...] Letter Agreement

[...***...].

Notwithstanding the foregoing, the Buyer shall not be entitled to terminate this Agreement [...***...] pursuant to this Clause 10.3.2 if the Excusable Delay is caused directly or indirectly by the action or inaction of the Buyer or its representatives.

10.3.3                                                                  If this Agreement is not terminated under the terms of Clause 10.3.1 or 10.3.2, then the Seller shall be entitled to reschedule Delivery. The Seller shall confirm to the Buyer the new Scheduled Delivery Month after the thirty (30) day period referred to in Clause 10.3.1 or 10.3.2, which shall be either the Scheduled Delivery Month notified to the Buyer under Clause 10.2.1 (iv) or such other month as may be agreed by the parties, and this new Scheduled Delivery Month shall be deemed to be an amendment to the applicable Scheduled Delivery Month in Clause 9.1.1.

10.4        Total Loss, Destruction or Damage

If, prior to Delivery, any Aircraft is lost, destroyed or in the reasonable opinion of the Seller is damaged beyond economic repair (“Total Loss”), the Seller shall notify the Buyer to this effect within ten (10) Business Days of such occurrence. The Seller shall include in said notification (or as soon after the issue of the notice as such information becomes available to the Seller) the earliest date consistent with the Seller’s other commitments and production capabilities that an aircraft to replace the Aircraft may be delivered to the Buyer and the Scheduled Delivery Month shall be extended as specified in the Seller’s notice to accommodate the delivery of the replacement aircraft; provided, however, that if the Scheduled Delivery Month is extended to a month that is later than [...***...] after the last day of the original Scheduled Delivery Month then this Agreement shall terminate with respect to said Aircraft unless:

(i)                                                                                     the Buyer notifies the Seller within thirty (30) days of the date of receipt of the Seller’s notice that it desires the Seller to provide a replacement aircraft during the month quoted in the Seller’s notice; and

(ii)                                                                                  the parties execute an amendment to this Agreement recording the change in the Scheduled Delivery Month, in which case, to the extent the Total Loss is not due to action or inaction of the Buyer or its representatives:

[...***...]

                                                                                               Nothing herein shall require the Seller to manufacture and deliver a replacement aircraft if such manufacture would require the reactivation of its production line for

***   Confidential Treatment Requested

LA4-10

Hawaiian Airlines, Inc. [...***...] Letter Agreement

the model or series of aircraft that includes the Aircraft. Any termination pursuant to this Clause 10.4 as to a particular Aircraft shall discharge the obligations and liabilities of the parties hereunder with respect to such Aircraft, except that the Seller shall pay to the Buyer an amount equal to the Predelivery Payments received from the Buyer hereunder in respect of the affected Aircraft, [...***...].

                                                                                                Notwithstanding the foregoing, the Buyer shall not be entitled to terminate this Agreement [...***...] to this Clause 10.4 if the Total Loss is caused directly or indirectly by the action or inaction of the Buyer or its representatives.

10.5                                          Remedies

                                                                                          THIS CLAUSE 10 SETS FORTH THE SOLE AND EXCLUSIVE REMEDY OF THE BUYER FOR DELAYS IN DELIVERY OR FAILURE TO DELIVER, OTHER THAN SUCH DELAYS AS ARE COVERED BY CLAUSE 11, AND THE BUYER HEREBY WAIVES ALL RIGHTS TO WHICH IT WOULD OTHERWISE BE ENTITLED IN RESPECT THEREOF, INCLUDING, WITHOUT LIMITATION, ANY RIGHTS TO INCIDENTAL AND CONSEQUENTIAL DAMAGES OR SPECIFIC PERFORMANCE.

11.                                                                                 INEXCUSABLE DELAY

                                                                                                Clause 11 of the Agreement is cancelled and replaced by the following quoted provisions:

QUOTE

11.1.1                                Liquidated Damages

Should an Aircraft not be Ready for Delivery after the last day of the Scheduled Delivery Month (as such month may be changed pursuant to Clauses 2, 7 or 10) and such delay is not as a result of an Excusable Delay or Total Loss, then such delay shall be termed an “Inexcusable Delay”. In the event of an Inexcusable Delay, the Buyer shall have the right to claim, and the Seller shall pay the Buyer liquidated damages of an amount equal to the Liquidated Damages Amount for the affected Aircraft for each day of delay in the Delivery, starting the day following the last day of the Scheduled Delivery Month.

[...***...]

11.2                                          Renegotiation

                                                                                                If, as a result of an Inexcusable Delay, Delivery does not occur within [...***...] the Buyer shall have the right, exercisable by written notice to the Seller [...***...] to require from the Seller a good faith renegotiation of the Scheduled Delivery Month for the affected Aircraft. Unless otherwise agreed between the Seller and

***   Confidential Treatment Requested

LA4-11

Hawaiian Airlines, Inc. [...***...] Letter Agreement

the Buyer during such renegotiation, the said renegotiation shall not prejudice Buyer’s right to receive liquidated damages in accordance with Clause 11.1.

11.3                                          Termination

[...***...]

If, as a result of one or more Inexcusable Delays, Delivery does not occur [...***...] and the parties have not renegotiated the Delivery Date pursuant to Clause 11.2, then either party shall have the right exercisable by written notice to the other party, [...***...], to terminate this Agreement in respect of the affected Aircraft. In the event of termination, neither party shall have any claim against the other, except that the Seller shall pay to the Buyer any amounts due pursuant to Clause 11.1 unless already paid, and the Seller shall pay to the Buyer an amount equal to the Predelivery Payments received from the Buyer hereunder in respect of the Aircraft as to which this Agreement has been terminated, [...***...].

11.4                                          Remedies

THIS CLAUSE 11 SETS FORTH THE SOLE AND EXCLUSIVE REMEDY OF THE BUYER FOR DELAYS IN DELIVERY OR FAILURE TO DELIVER, OTHER THAN SUCH DELAYS AS ARE COVERED BY CLAUSE 10, AND THE BUYER HEREBY WAIVES ALL RIGHTS TO WHICH IT WOULD OTHERWISE BE ENTITLED IN RESPECT THEREOF, INCLUDING WITHOUT LIMITATION ANY RIGHTS TO INCIDENTAL AND CONSEQUENTIAL DAMAGES OR SPECIFIC PERFORMANCE. THE BUYER SHALL NOT BE ENTITLED TO CLAIM THE REMEDIES AND RECEIVE THE BENEFITS PROVIDED IN THIS CLAUSE 11 WHERE THE DELAY REFERRED TO IN THIS CLAUSE 11 IS CAUSED BY THE NEGLIGENCE OR FAULT OF THE BUYER OR ITS REPRESENTATIVES.

UNQUOTE

***   Confidential Treatment Requested

LA4-12

Hawaiian Airlines, Inc. [...***...] Letter Agreement

12.	WARRANTIES AND SERVICE LIFE POLICY

Clause 12 of the Agreement is cancelled and replaced with the following quoted provisions:

QUOTE

12.1                                          Warranty

12.1.1                                                                  Nature of Warranty

                                                                                                Subject to the limitations and conditions hereinafter provided, and except as provided in Clause 12.1.2, the Seller warrants to the Buyer that each Aircraft and Warranted Part shall at the time of Delivery to the Buyer be free from defects:

(v)                                                                                 in material,

(vi)                                                                              in workmanship, including, without limitation, processes of manufacture,

(vii)                                                                           in design (including, without limitation, selection of materials) having regard to the state of the art at the date of such design, and

(viii)                                                                        arising from failure to conform to the Specification, except as to  those portions of the Specification that are expressly stated in the Specification to be estimates or approximations or design aims.

For the purposes of this Agreement, the term “Warranted Part” shall mean any Seller proprietary component, equipment, software, or part, that (a) is installed on an Aircraft at Delivery, (b) is manufactured to the detail design of the Seller or a subcontractor of the Seller or, with respect to software, is developed to the detail design of the Seller or a subcontractor of the Seller and (c) bears a Seller part number at the time of Delivery.

12.1.2                                                                  Exclusions

                                                                                                The warranties set forth in Clause 12.1.1 shall not apply to Buyer Furnished Equipment, Propulsion Systems, or to any component, accessory, equipment or part purchased by the Buyer that is not a Warranted Part, provided, however, that:

(i)                                                                                     any defect in the Seller’s workmanship in respect of the installation of such items in the Aircraft, including any failure by the Seller to conform to the installation instructions of the manufacturers of such items that invalidates any applicable warranty from such manufacturers, shall constitute a defect in workmanship for the purpose of this Clause 12.1 and be covered by the warranty set forth in Clause 12.1.1(ii), and

***   Confidential Treatment Requested

LA4-13

Hawaiian Airlines, Inc. [...***...] Letter Agreement

(ii)                                                                               any defect inherent in the Seller’s design of the installation, considering the state of the art at the date of such design, that impairs the use of such items shall constitute a defect in design for the purposes of this Clause 12.1 and be covered by the warranty set forth in Clause 12.1.1(iii).

                                                                                                In addition, the warranties set forth in Clause 12.1.1 shall not apply to any defect arising from any act or omission of the Buyer, including but not limited to, any failure to operate and maintain the affected Aircraft or part thereof in accordance with the standards set forth in Clause 12.1.11 or from any act or omission of any third party (such third party not to include the Seller, its Affiliates and subcontractors).

[...***...]

12.1.5                                                                  Limitations of Warranty

12.1.4.1                                                      The Buyer’s remedy and the Seller’s obligation and liability under Clauses 12.1.1 and 12.1.2 are limited to, at the Seller’s expense and option, acting in a commercial reasonable manner, the repair, replacement or correction (to include, in the case of software, supply of a comparable product with equivalent function) of any defective Warranted Part.  The Seller may elect to effect such repair, replacement or correction by supplying modification kits designed to rectify the defect or [...***...] by furnishing a credit to the Buyer for the future purchase of goods and services (not including Aircraft) equal to the price at which the Buyer is then entitled to acquire a replacement for the defective Warranted Part.

12.1.4.2                                                      If the Seller corrects a defect covered by Clause 12.1.1(iii) that becomes apparent within the Warranty Period, on the Buyer’s written request the Seller shall correct any such defect of the same type in any Aircraft that has not already been delivered to the Buyer.  The Seller shall not be responsible for, nor deemed to be in default on account of any delay in Delivery of any Aircraft or otherwise, in respect of performance of correcting a defect covered by Clause 12.1.1(iii), due to the Seller’s undertaking to make such correction. Alternatively, the Buyer and the Seller may agree to deliver such Aircraft with subsequent correction of the defect by the Buyer at the Seller’s expense, or the Buyer may elect to accept Delivery and thereafter file a Warranty Claim as though the defect had become apparent immediately after Delivery of such Aircraft.

***   Confidential Treatment Requested

LA4-14

Hawaiian Airlines, Inc. [...***...] Letter Agreement

12.1.5                                                               Cost of Inspection

12.1.5.1                                                      In addition to the remedies set forth in Clauses 12.1.4.1 and 12.1.4.2, the Seller shall reimburse the direct labor costs incurred by the Buyer in performing inspections of the Aircraft that are conducted:

(i)                                                                                  to determine whether a defect exists in any Warranted Part within the Warranty Period or

(ii)                                                                                  pending the Seller’s provision of a corrective technical solution.

12.1.5.2                                                         The Seller’s liability under Clause 12.1.5.1 is subject to the following conditions:

(iii)                                                                            Such inspections are recommended in a Seller Service Bulletin to be performed within the Warranty Period or such inspection would be otherwise covered by a Warranty Claim;

(iv)                                                                           Such inspections are not performed in lieu of corrective action that has been provided by the Seller prior to the dates of such inspection;

[...***...]

12.1.6                                                                  Warranty Claim Requirements

                                                                                                The Buyer’s remedy and the Seller’s obligation and liability under this Clause 12.1 with respect to each claimed defect are subject to the following conditions:

(v)                                                                                 the defect has become apparent within the Warranty Period,

(vi)                                                                              the Buyer has filed a Warranty Claim within [...***...], except where the Seller has issued a Service Bulletin intended to provide a remedy for such a defect, in which case the Warranty Claim must be filed no later than [...***...]wing embodiment of the Seller Service Bulletin in the last A330-200 Aircraft or the last A350XWB-800 Aircraft as applicable.

(vii)                                                                           the Buyer returns the Warranted Part claimed to be defective to the repair facilities designated by the Seller as soon as practicable, unless the Buyer elects to repair a defective Warranted Part in accordance with the provisions of Clause 12.1.8; and

(viii)                                                                        the Seller’s receives a Warranty Claim complying with the provisions of Clause 12.1.7(v).

***   Confidential Treatment Requested

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Hawaiian Airlines, Inc. [...***...] Letter Agreement

(v)                                                                                 receipt of a Warranty Claim by Seller in accordance with Clause 12.1.6 (ii) secures the Buyer’s right to claim remedies even though a correction is performed after the expiration of the Warranty Period.

12.1.7                                                                  Warranty Administration

The warranties set forth in this Clause 12.1 shall be administered as hereinafter provided:

(i)                                                                                     Claim Determination

Determination by the Seller as to whether any claimed defect in any Warranted Part is a valid Warranty Claim shall be made by the Seller and shall be based on claim details, reports from the Seller’s regional representative, historical data logs, inspections, tests, findings during repair, defect analysis and other relevant documents and information.

(ii)                                                                                  [...***...]

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LA4-16

Hawaiian Airlines, Inc. [...***...] Letter Agreement

(vi)                                                                              Replacements

                                                                                                Replaced components, equipment, accessories or parts shall become the Seller’s property.

                                                                                                Title to and risk of loss of any Aircraft, component, accessory, equipment or part returned by the Buyer to the Seller shall at all times remain with the Buyer, except that (i) when the Seller has possession of a returned Aircraft, component, accessory, equipment or part to which the Buyer has title, the Seller shall have such responsibility therefor as is chargeable by law to a bailee for hire, but the Seller shall not be liable for loss of use, and (ii) title to and risk of loss of a returned component, accessory, equipment or part shall pass to the Seller on shipment by the Seller to the Buyer of any item furnished by the Seller to the Buyer as a replacement therefor.  Upon the Seller’s shipment to the Buyer of any replacement component, accessory, equipment or part provided by the Seller pursuant to this Clause 12.1, title to and risk of loss of such replacement component, accessory, equipment or part shall pass to the Buyer.

(vii)                                                                           Rejection

                                                                                                The Seller shall provide reasonable written substantiation in case of rejection of a Warranty Claim.  The Buyer shall pay to the Seller reasonable inspection and test charges incurred by the Seller in connection with the investigation and processing of a rejected Warranty Claim, and the costs of transportation associated with such Warranted Part.

***   Confidential Treatment Requested

LA4-17

Hawaiian Airlines, Inc. [...***...] Letter Agreement

(viii)                                                                        Inspection

                                                                                                The Seller shall have the right to inspect the affected Aircraft and documents and other records relating thereto in the event of any claim under this Clause 12.1.

12.1.8                                                                  In-house Warranty

(i)                                                                                     Authorization

                                                                                                The Buyer is hereby authorized to repair Warranted Parts, subject to the terms of this Clause 12.1.8 (“In-house Warranty Repair”). [...***...] the Buyer shall notify the Resident Customer Support Representative, of its decision to perform any in-house repairs before such repairs are commenced.  The Buyer’s notice shall include sufficient detail regarding the defect, estimated labor hours and material to allow the Seller to ascertain the reasonableness of the estimate.  The Seller shall use commercially reasonable efforts to ensure a prompt response (in no event in excess of three (3) Business Days) and shall not unreasonably withhold authorization.

(ii)                                                                                  Conditions of Authorization

                                                                                                The Buyer shall be entitled to the benefits under this Clause 12.1.8 for repair of Warranted Parts:

c.                                                               if the Buyer complies with the terms of Clause 12.1.8(i);

d.                                                              if adequate facilities and qualified personnel are available to the Buyer.

c.                                                               provided that repairs are to be performed in accordance with the Seller’s written instructions set forth in applicable Technical Data,

d.                                                              only to the extent reasonably necessary to correct the defect, in accordance with the standards set forth in Clause 12.1.11.

(iii)                                                                               Seller’s Rights

                                                                                                The Seller shall have the right to require the return to Seller of any Warranted Part, or any part removed therefrom, that is claimed to be defective, if, in the Seller’s judgment, the nature of the claimed defect requires technical investigation.  Such delivery shall be subject to the provisions of Clause 12.1.7(ii).

***   Confidential Treatment Requested

LA4-18

Hawaiian Airlines, Inc. [...***...] Letter Agreement

The Seller shall have the right to have a representative present during the disassembly, inspection and testing of any Warranted Part claimed to be defective, provided that Seller’s exercise of such right does not unreasonably delay the disassembly, inspection and testing of any Warranted Part.

(iv)                                                                              In-house Warranty Claim Substantiation

                                                                                                Claims for In-house Warranty Repair credit must be submitted to the Seller [...***...] following completion of such In-House Warrranty Repair and shall comply with the requirements for Warranty Claims under Clause 12.1.6(v) and in addition shall include:

(f)                                                a report of technical findings with respect to the defect,

(g)                                             for parts required to remedy the defect:

•                              part numbers,

•                              serial numbers (if applicable),

•                              description of the parts,

•                              quantity of parts,

•                              unit price of parts,

•                               copies of related Seller’s or third party’s invoices (if applicable),

•                               total price of parts

(h)                                             detailed number of labor hours,

(i)                                                 In-house Warranty Labor Rate, and

(j)                                                 total claim value.

(v)                                                                                 Credit

                                                                                                The Buyer’s sole remedy, and the Seller’s sole obligation and liability, in respect of In-house Warranty Repair claims, shall be a credit to the Buyer’s account.  Such credit shall be equal to [...***...].

(b)                                             To determine direct labor costs, only the manhours spent on removal from the Aircraft disassembly, inspection, repair, reassembly, and final inspection and test of the Warranted Part, and reinstallation thereof on the Aircraft shall be counted.  The hours required for maintenance work concurrently being carried out on the Aircraft or Warranted Part shall not be included.

(c)                                              [...***...]

***   Confidential Treatment Requested

LA4-19

Hawaiian Airlines, Inc. [...***...] Letter Agreement

The In-house Warranty Labor Rate is subject to adjustment annually by multiplying it by the ratio ECIn/ECIb.  For the purposes of this Clause 12.1.8(v) only, ECIn is equal to the Labor Index defined in the Seller Price Revision Formula.

(c)                                              Direct material costs are determined by the prices at which the Buyer acquired such material, excluding any parts and materials used for overhaul furnished free of charge by the Seller.

(vi)                                                                              Limitation on Credit

                                                                                                The Buyer shall in no event be credited for repair costs (labor or material) for any Warranted Part if such repair costs exceed [...***...] of the Seller’s then-current catalog price for a replacement of such defective Warranted Part provided such replacement part is readily available for purchase by the Buyer.

                                                                                                If the estimate to repair a defective Warranted Part [...***...] of the Seller’s then-current catalog price for a replacement of such defective Warranted Part, the Seller shall either provide a credit to the Buyer for an amount equal to [...***...] of the Seller’s then-current catalog price for a replacement part, or a new replacement part, at the [...***...] option.

                                                                                                Seller shall substantiate Seller’s price in writing at Buyer’s request if the warranted part is not in the CS Catalogue.

(vii)                                                                           Scrapped Material

                                                                                                The Buyer may, with the agreement of the Seller’s Resident Customer Support Representative, scrap any defective Warranted Parts that are beyond economic repair and not required for technical evaluation.

                                                                                                If the Buyer does not obtain the agreement of the Seller’s Resident Customer Support Representative to scrap a Warranted Part immediately, the Buyer shall retain such Warranted Part and any defective part removed from a Warranted Part during repair for a period of [...***...].  Such parts shall be returned to the Seller within [...***...], at [...***...] cost.

                                                                                                A record of scrapped Warranted Parts, certified by an authorized representative of the Buyer, shall be kept in the Buyer’s file for at least the duration of the Warranty Period.

***   Confidential Treatment Requested

LA4-20

Hawaiian Airlines, Inc. [...***...] Letter Agreement

(viii)                                                                        DISCLAIMER OF SELLER LIABILITY FOR BUYER’S REPAIR

THE SELLER SHALL NOT BE LIABLE FOR, AND THE BUYER SHALL INDEMNIFY THE SELLER AGAINST, THE CLAIMS OF ANY THIRD PARTIES FOR LOSSES DUE TO ANY DEFECT, NONCONFORMANCE OR PROBLEM OF ANY KIND, ARISING OUT OF OR IN CONNECTION WITH ANY REPAIR OF WARRANTED PARTS UNDERTAKEN BY THE BUYER UNDER THIS CLAUSE 12.1.8 OR ANY OTHER ACTIONS UNDERTAKEN BY THE BUYER UNDER THIS CLAUSE 12.1.8, IN EACH CASE OTHER THAN IF CAUSED, DIRECTLY OR INDIRECTLY, BY SELLER’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, WHETHER SUCH CLAIM IS ASSERTED IN CONTRACT OR IN TORT, OR IS PREMISED ON ALLEGED, ACTUAL, IMPUTED, ORDINARY OR INTENTIONAL ACTS OR OMISSIONS OF THE BUYER OR THE SELLER.

12.1.9                                                                  Warranty Transferability

Notwithstanding the provisions of Clause 20.1, the warranties provided for in this Clause 12.1 for any Warranted Part shall accrue to the benefit of any airline in revenue service other than the Buyer, if the Warranted Part enters into the possession of any such airline as a result of a pooling or interchange agreement between such airline and the Buyer, in accordance with the terms and subject to the limitations and exclusions of the foregoing warranties and to applicable laws or regulations.

12.1.10                                                            Warranty for Corrected, Replacement or Repaired Warranted Parts

Whenever any Warranted Part that contains a defect for which the Seller is liable under this Clause 12.1 has been corrected, repaired or replaced pursuant to the terms hereof, the period of the Seller’s warranty with respect to such corrected, repaired or replacement Warranted Part, shall be [...***...]. If a defect is attributable to a defective repair or replacement by the Buyer, a Warranty Claim with respect to such defect shall be rejected, notwithstanding any subsequent correction or repair, and shall immediately terminate the remaining warranties under this Clause 12.1 in respect of the affected Warranted Part.

12.1.11    Operation - Normal Wear and Tear

The Buyer’s rights under this Clause 12.1 are subject to the Aircraft and each component, equipment, accessory and part thereof being maintained, overhauled, repaired and operated in accordance with all technical documentation and any other instructions issued by the Seller, the Suppliers or the manufacturer of the Propulsion Systems and all applicable rules, regulations and directives of the relevant Aviation Authorities.

***   Confidential Treatment Requested

LA4-21

Hawaiian Airlines, Inc. [...***...] Letter Agreement

The Seller’s liability under this Clause 12.1 shall not extend to normal wear and tear or to

(iv)                                                                              any Aircraft or component, equipment, accessory or part thereof that has been repaired, altered or modified after Delivery in a manner other than that approved by the Seller;

(v)                                                                                 any Aircraft or component, equipment, accessory or part thereof that has been [...***...] damaged [...***...];

(vi)                                                                              any component, equipment, accessory or part from which the trademark, trade name, part or serial number or other identification marks have been intentionally removed rather than through normal wear and tear.

12.2                                                                           Service Life Policy

12.2.1                                                                  Scope and Definitions

In addition to the warranties set forth in Clause 12.1, the Seller agrees that should a Failure occur in any Item (as these terms are defined below), then, subject to the general conditions and limitations set forth in Clause 12.2.4, the provisions of this Clause 12.2 shall apply.

For the purposes of this Clause 12.2:

(iii)                                                                               “Item” means any of the Seller components, equipment, accessories or parts listed in Exhibit C that are installed on an Aircraft at any time during the period of effectiveness of the Service Life Policy specified in Clause 12.2.2.

(iv)                                                                              “Failure” means [...***...]

The Seller’s obligations under this Clause 12.1.2 are referred to as the “Service Life Policy.”

12.2.2                                          Periods and Seller’s Undertaking

Subject to the general conditions and limitations set forth in Clause 12.2.4, the Seller agrees that if a Failure occurs in an Item [...***...] the Seller shall, at its discretion, as promptly as practicable and for a price that reflects the Seller’s financial participation as hereinafter provided, either:

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Hawaiian Airlines, Inc. [...***...] Letter Agreement

(iv)                                                                              design and furnish to the Buyer a correction for such Item and provide any parts required for such correction (including Seller designed standard parts but excluding industry standard parts), or

(v)                                                                                 replace such Item.

12.2.3                                                                  Seller’s Participation in the Cost

Any part or Item or part that the Seller is required to furnish to the Buyer under this Service Life Policy shall be furnished to the Buyer at the Seller’s current sales price therefor, less the Seller’s financial participation, which shall be determined in accordance with the following formula:

P =                   C  (N  -  T)

N

where

P:                                                                                      financial participation of the Seller,

C:                                                                                     the Seller’s then current sales price for the required Item or required Seller designed parts,

and

(i)                                                                                     T:                                                                                     total flying time in hours of the Aircraft since Delivery of the Aircraft in which the Item subject to a Failure was originally installed,

and

N:                                                                                    [...***...]

or

(ii)                                                                                  T:                                                                                     total number of flight cycles since Delivery that have been accumulated by the Aircraft in which the Item subject to a Failure was originally installed,

and

N:                                                                                    [...***...]

or,

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Hawaiian Airlines, Inc. [...***...] Letter Agreement

(iii)                                                                               T:             total time in months since Delivery of the Aircraft in which the Item subject to a Failure was originally installed,

and

N:                                                                                    [...***...]

whichever of the foregoing clauses (i), (ii) and (iii) yields the lowest ratio of:

 N  -  T

                    N

12.2.4                                          General Conditions and Limitations

12.2.4.1                                 Notwithstanding any provision of this Clause 12.2, during the Warranty Period, all Items shall be covered by the provisions of Clause 12.1 of this Agreement and not by the provisions of this Clause 12.2.

12.2.4.5                                 The Buyer’s remedies and the Seller’s obligations and liabilities under this Service Life Policy are subject to the following conditions:

(i)                                                             The Buyer maintains log books or other historical records with respect to each Item adequate to enable the Seller to determine whether the alleged Failure is covered by this Service Life Policy and, if so, to define the portion of the cost to be borne by the Seller in accordance with Clause 12.2.3.

(vi)                                                      The Buyer keeps the Seller informed of any significant incidents relating to an Aircraft, howsoever occurring or recorded.

(vii)                                                   The Buyer complies with the conditions of Clause 12.1.11.

(viii)                                                The Buyer implements specific structural inspection programs for monitoring purposes as may be established from time to time by the Seller.  Such programs shall be, to the extent possible, compatible with the Buyer’s operational requirements and shall be carried out at the Buyer’s expense, reports relating thereto to be regularly furnished to the Seller.

(ix)                                                        The Buyer reports in writing any breakage or defect to the Seller within seventy-five (75) days after any breakage or defect in an Item becomes apparent, whether or not the breakage or defect can reasonably be expected to occur in any other Aircraft, and the Buyer provides the Seller with sufficient detail about the breakage or defect to enable the Seller to determine whether said breakage or defect is subject to this Service Life Policy.

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Hawaiian Airlines, Inc. [...***...] Letter Agreement

12.2.4.6                                 Except as otherwise provided in this Clause 12.2, any claim under this Service Life Policy shall be administered as provided in, and shall be subject to the terms and conditions of, Clause 12.1.6.

12.2.4.7                                 If the Seller has issued a service bulletin modification applicable to an Aircraft, the purpose of which is to avoid a Failure, the Seller may elect to supply the necessary modification kit free of charge or under a pro rata formula established by the Seller.  If such a kit is so offered to the Buyer, then, in respect of such Failure and any Failures that could ensue therefrom, the Seller’s commitment under this Clause 12.2 remains in effect but shall be subject to the Buyer’s incorporating such modification in the relevant Aircraft, within a reasonable time following such failure, in accordance with the Seller’s instructions.

12.2.4.5                                 THIS SERVICE LIFE POLICY IS NEITHER A WARRANTY, PERFORMANCE GUARANTEE, NOR AN AGREEMENT TO MODIFY ANY AIRCRAFT OR AIRFRAME COMPONENTS TO CONFORM TO NEW DEVELOPMENTS OCCURRING IN THE STATE OF AIRFRAME DESIGN AND MANUFACTURING ART.  THE SELLER’S OBLIGATION UNDER THIS CLAUSE 12.2 IS TO MAKE ONLY THOSE CORRECTIONS TO THE ITEMS OR FURNISH REPLACEMENTS THEREFOR AS PROVIDED IN THIS CLAUSE 12.2. THE BUYER’S SOLE REMEDY AND RELIEF FOR THE NONPERFORMANCE OF ANY OBLIGATION OR LIABILITY OF THE SELLER ARISING UNDER OR BY VIRTUE OF THIS SERVICE LIFE POLICY SHALL BE IN A CREDIT FOR GOODS AND SERVICES, LIMITED TO THE AMOUNT THE BUYER REASONABLY EXPENDS IN PROCURING A CORRECTION OR REPLACEMENT FOR ANY ITEM THAT IS THE SUBJECT OF A FAILURE COVERED BY THIS SERVICE LIFE POLICY AND TO WHICH SUCH NONPERFORMANCE IS RELATED, LESS THE AMOUNT THAT THE BUYER OTHERWISE WOULD HAVE BEEN REQUIRED TO PAY UNDER THIS CLAUSE 12.2 IN RESPECT OF SUCH CORRECTED OR REPLACEMENT ITEM.  WITHOUT LIMITING THE EXCLUSIVITY OF WARRANTIES AND GENERAL LIMITATIONS OF LIABILITY PROVISIONS SET FORTH IN CLAUSE 12.5, THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL CLAIMS TO ANY FURTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, INCLUDING LOSS OF PROFITS AND FURTHER WAIVES RELEASES AND RENOUNCES ALL OTHER RIGHTS, CLAIMS AND REMEDIES, OTHER THAN THOSE ARISING OUT OF THIS CLAUSE 12.2.

12.3                                                   Supplier Warranties and Service Life Policies

12.3.1                                          Seller’s Support

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Before Delivery of the first Aircraft of each type, the Seller shall transfer and assign to Buyer and provide the Buyer with copies of the warranties and service life policies that the Seller has obtained pursuant to the Supplier Product Support Agreements for each respective Aircraft type. [...***...]

12.3.3                                          Supplier’s Default

12.3.2.1                                 If any Supplier under any warranty referred to in Clause 12.3.1 defaults in the performance of any material obligation under such warranty with respect to a Supplier Part and the Buyer submits reasonable evidence, within a reasonable time, that such default has occurred, then Clause 12.1 of this Agreement shall apply to the extent it would have applied had such Supplier Part been a Warranted Part, to the extent the Seller can reasonably perform said Supplier’s obligations, except that the Supplier’s warranty period indicated in the Supplier Product Support Agreements shall apply.

12.3.2.2                                 If any Supplier under any Supplier service life policy referred to in to Clause 12.3.1 defaults in the performance of any material obligation under such service life policy, and (i) the Buyer has used its  commercially reasonable efforts to enforce its rights under such service life policy, and (ii) the Buyer submits within reasonable time to the Seller reasonable evidence that such default has occurred, then Clause 12.2 of this Agreement shall apply to the extent the same would have applied had such component, equipment, accessory or part been listed in Exhibit C hereto, except when, in the case of specific performance of a Supplier’s obligation under its service life policy, the Seller cannot reasonably perform said Supplier obligations.

12.3.2.3                                 At the Seller’s request, the Buyer shall assign to the Seller, and the Seller shall be subrogated to, all of the Buyer’s rights against the relevant Supplier with respect to, and arising by reason of, such default and the Buyer shall provide commercially reasonable assistance to enable the Seller to enforce the rights so assigned.

12.4                           Interface Commitment

12.4.1                                          Interface Problem

If the Buyer experiences any technical problem in the operation of an Aircraft or its systems due to a malfunction, the cause of which, after due and reasonable investigation, is not readily identifiable by the Buyer, but which the Buyer reasonably believes to be attributable to the design characteristics of one or more components (including, without limitation, Propulsion Systems) of the Aircraft (an “Interface Problem”), the Seller shall, if requested by the Buyer, and without additional charge to the Buyer,  promptly conduct or have conducted an

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Hawaiian Airlines, Inc. [...***...] Letter Agreement

investigation and analysis of such problem to determine, if possible, the cause or causes of the problem and to recommend such corrective action as may be feasible.  The Buyer shall furnish to the Seller all data and information in the Buyer’s possession relevant to the Interface Problem and shall cooperate with the Seller in the conduct of the Seller’s investigations and such tests as may be required. At the conclusion of such investigation the Seller shall promptly advise the Buyer in writing of the Seller’s opinion as to the cause or causes of the Interface Problem and the Seller’s recommendations as to corrective action.

12.4.2                                          Seller’s Responsibility

If the Seller determines that the Interface Problem is primarily attributable to the design of a Warranted Part, the Seller shall, if requested by the Buyer, correct the design of such Warranted Part pursuant to the terms and conditions of Clause 12.1.

12.4.3                                          Supplier’s Responsibility

                                                                                                If the Seller determines that the Interface Problem is primarily attributable to the design of any Supplier Part, the Seller shall at the Buyer’s request, reasonably assist the Buyer in processing any warranty claim the Buyer may have against the manufacturer of such Supplier Part.

12.4.4                                          Joint Responsibility

If the Seller determines that the Interface Problem is attributable partially to the design of a Warranted Part and partially to the design of any Supplier Part, the Seller shall, if requested by the Buyer, seek a solution to the Interface Problem through cooperative efforts of the Seller and any Supplier involved.  The Seller shall promptly advise the Buyer of any corrective action proposed by the Seller and any such Supplier.  Such proposal and corrective action shall be consistent with any then existing obligations of the Seller hereunder and of any such Supplier to the Buyer.  Such corrective action, unless reasonably rejected by the Buyer, shall constitute full satisfaction of any claim the Buyer may have against either the Seller or any such Supplier with respect to such Interface Problem.

12.4.5                                          General

12.4.5.1                                 All requests under this Clause 12.4 shall be directed both to the Seller and to the affected Suppliers.

12.4.5.2                                 Except as specifically set forth in this Clause 12.4, this Clause 12.4 shall not be deemed to impose on the Seller any obligations not expressly set forth elsewhere in this Agreement.

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Hawaiian Airlines, Inc. [...***...] Letter Agreement

12.4.5.4                                 All reports, recommendations, data and other documents furnished by the Seller to the Buyer pursuant to this Clause 12.4 shall be deemed to be delivered under this Agreement and shall be subject to the terms, covenants and conditions set forth in this Clause 12 and in Clause 22.9.

12.5                                                   Exclusivity of Warranties

THIS CLAUSE 12 SETS FORTH THE EXCLUSIVE WARRANTIES, EXCLUSIVE LIABILITIES AND EXCLUSIVE OBLIGATIONS OF THE SELLER, AND THE EXCLUSIVE REMEDIES AVAILABLE TO THE BUYER, WHETHER UNDER THIS AGREEMENT OR OTHERWISE, ARISING FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART, SOFTWARE, DATA OR SERVICE DELIVERED BY THE SELLER UNDER THIS AGREEMENT.

THE BUYER RECOGNIZES THAT THE RIGHTS, WARRANTIES AND REMEDIES IN THIS CLAUSE 12 ARE ADEQUATE AND SUFFICIENT TO PROTECT THE BUYER FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN THE GOODS AND SERVICES SUPPLIED UNDER THIS AGREEMENT.  THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES OF THE SELLER AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, WHETHER EXPRESS OR IMPLIED BY CONTRACT, TORT, OR STATUTORY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMITY OR DEFECT OR PROBLEM OF ANY KIND IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART, SOFTWARE, DATA OR SERVICE DELIVERED BY THE SELLER UNDER THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO:

(22)                                                    ANY IMPLIED WARRANTY OF MERCHANTABILITY AND/OR FITNESS FOR ANY GENERAL OR PARTICULAR PURPOSE;

(23)                                                    ANY IMPLIED OR EXPRESS WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

(24)                                                    ANY RIGHT, CLAIM OR REMEDY FOR BREACH OF CONTRACT;

(25)                                                    ANY RIGHT, CLAIM OR REMEDY FOR TORT, UNDER ANY THEORY OF LIABILITY, HOWEVER ALLEGED, INCLUDING, BUT NOT LIMITED TO, ACTIONS AND/OR CLAIMS FOR NEGLIGENCE,  IMPLIED WARRANTY, PRODUCT LIABILITY, STRICT LIABILITY OR FAILURE TO WARN;

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Hawaiian Airlines, Inc. [...***...] Letter Agreement

(26)                                                    ANY RIGHT, CLAIM OR REMEDY ARISING UNDER THE UNIFORM COMMERCIAL CODE OR ANY OTHER STATE OR FEDERAL STATUTE;

(27)                                                    ANY RIGHT, CLAIM OR REMEDY ARISING UNDER ANY REGULATIONS OR STANDARDS IMPOSED BY ANY INTERNATIONAL, NATIONAL, STATE OR LOCAL STATUTE OR AGENCY;

(28)                                                    ANY RIGHT, CLAIM OR REMEDY TO RECOVER OR BE COMPENSATED FOR:

(e)                                  LOSS OF USE OR REPLACEMENT OF ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THIS AGREEMENT;

(f)                                    LOSS OF, OR DAMAGE OF ANY KIND TO, ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THIS AGREEMENT;

(g)                                 LOSS OF PROFITS AND/OR REVENUES;

(h)                                 ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGE.

THE WARRANTIES AND SERVICE LIFE POLICY PROVIDED BY THIS AGREEMENT SHALL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY THE SELLER AND THE BUYER.  IN THE EVENT THAT ANY PROVISION OF THIS CLAUSE 12 SHOULD FOR ANY REASON BE HELD UNLAWFUL, OR OTHERWISE UNENFORCEABLE, THE REMAINDER OF THIS CLAUSE 12 SHALL REMAIN IN FULL FORCE AND EFFECT.

FOR THE PURPOSE OF THIS CLAUSE 12.5, “SELLER” SHALL BE UNDERSTOOD TO INCLUDE THE SELLER, ITS AFFILIATES AND SUBCONTRACTORS.

12.6                        Duplicate Remedies

The remedies provided to the Buyer under Clause 12.1 and Clause 12.2 as to any defect in respect of the Aircraft or any part thereof are independent but not cumulative nor duplicative.  The Buyer shall be entitled to the remedy and/or remedies under Clauses 12.1 and 12.2 that provide the maximum but not duplicative benefit to it, as the Buyer may elect, pursuant to the terms and conditions of this Clause 12 for any particular defect for which remedies are provided under this Clause 12; provided, however, that the Buyer shall not be

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Hawaiian Airlines, Inc. [...***...] Letter Agreement

entitled to elect a remedy under both Clause 12.1 and Clause 12.2 for the same defect unless such defects occur as separate incidents at separate times.

12.7                        Intentionally Deleted

12.8                        Negotiated Agreement

The Parties each acknowledge that:

(i)                                                                                     this Agreement, including Clause 2 and this Clause 12, has been the subject of discussion and negotiation and is fully understood  by the Buyer; and

(iii)                                                                               the price of the Aircraft and the other mutual agreements of the Buyer set forth in this Agreement were arrived at in consideration of, inter alia, the provisions of this Clause 12, specifically including the Exclusivity of Warranties set forth in Clause 12.5.

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Hawaiian Airlines, Inc. [...***...] Letter Agreement

UNQUOTE

13.                                                                                 PATENT AND COPYRIGHT INDEMNITY

Clause 13 of the Agreement is cancelled and replaced by the following quoted provisions:

QUOTE

13.1                                          Indemnity

13.1.1                                                                  Subject to the provisions of Clause 13.2.3, the Seller shall indemnify the Buyer and its officers, directors, agents and employees from and against any damages, costs and expenses including reasonable legal costs (excluding damages, costs, expenses, loss of profits and other liabilities in respect of or resulting from loss of use of the Aircraft) in case of any infringement or claim of infringement by the Airframe [...***...] of

(iv)                                                                              any British, French, German, Spanish or U.S. patent; and

(v)                                                                                 any patent issued under the laws of any other country in which the Buyer may lawfully operate the Aircraft, provided that from the time of design of such Airframe or any part or software installed therein at Delivery and until infringement claims are resolved, the country of the patent and the flag country of the Aircraft are both parties to:

(3)                                              the Chicago Convention on International Civil Aviation of December 7, 1944, and are each fully entitled to all benefits of Article 27 thereof, or,

(4)                                              the International Convention for the Protection of Industrial Property of March 20, 1883 (the “Paris Convention”); and

(vi)                                                                              in respect of computer software installed on the Aircraft, any copyright, provided that the Seller’s obligation to indemnify shall be limited to infringements in countries which, at the time of design, are members of The Berne Union and recognize computer software as a “work” under the Berne Convention.

13.1.2                                                                 Clause 13.1.1 shall not apply to

(v)                                                                                Buyer Furnished Equipment;

(vi)                                                                             the Propulsion Systems;

(vii)                                                                          Supplier Parts; or

(viii)                                                                       software not developed by the Seller.

13.1.3                                                                 If the Buyer, due to circumstances contemplated in Clause 13.1.1, is prevented from using the Aircraft (whether by a valid judgment of a court of competent

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Hawaiian Airlines, Inc. [...***...] Letter Agreement

jurisdiction or by a settlement arrived at among the claimant, the Seller and the Buyer), the Seller shall at its expense either

(i)                                                            procure as soon as possible for the Buyer the right to use the affected Airframe, or Warranted Part free of charge to the Buyer; or

(ii)                                                         replace the infringing Warranted Part as soon as possible with a non-infringing substitute otherwise complying with the requirements of this Agreement.

13.2                                                   Administration of Patent and Copyright Indemnity Claims

13.2.1                                         If the Buyer receives a written claim or a suit is threatened or begun against the Buyer for infringement of a patent or copyright referred to in Clause 13.1, the Buyer shall

(i)                                                             forthwith notify the Seller, giving particulars thereof;

(ii)                                                          furnish to the Seller all data, papers and records within the Buyer’s control or possession that are material to the resistance of or defense against any such charge or suits for infringement covered by this Clause 13;

(iii)                                                       refrain from admitting any liability or making any payment, or assuming any expenses, damages, costs or royalties, or otherwise acting in a manner prejudicial to the defense or denial of the suit or claim, it being agreed that nothing in this Clause 13.2.1(iii) shall prevent the Buyer from paying the sums (i) that may be required to obtain the release of the Aircraft, provided that payment is accompanied by a denial of liability and is made without prejudice, or (ii) as required by a final judgment entered against Buyer by a court of competent jurisdiction from which no appeals can be or have been filed;

(iv)                                                      fully cooperate with, and render all assistance to, the Seller as may be pertinent to the defense or denial of the suit or claim; and

(v)                                                         act to mitigate damages and/or to reduce the amount of royalties that may be payable, and act to minimize costs and expenses.

13.2.3                                         The Seller shall be entitled either in its own name or on behalf of the Buyer to conduct negotiations with the party or parties alleging infringement and may assume and conduct the defense or settlement of any suit or claim in the manner that, in the Seller’s opinion, it deems proper.

13.2.3                                         The Seller’s liability hereunder shall be conditioned on the substantial and timely compliance by the Buyer with the terms of this Clause 13 and is in lieu of any other liability to the Buyer, whether express or implied, which the Seller might incur at

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Hawaiian Airlines, Inc. [...***...] Letter Agreement

law as a result of any infringement or claim of infringement of any patent or copyright. [...***...]

THE INDEMNITY PROVIDED IN THIS CLAUSE 13 AND THE OBLIGATIONS AND LIABILITIES OF THE SELLER UNDER THIS CLAUSE 13 ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER INDEMNITIES, WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES ON THE PART OF THE SELLER AND RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE (INCLUDING WITHOUT LIMITATION ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY ARISING FROM OR WITH RESPECT TO LOSS OF USE OR REVENUE OR CONSEQUENTIAL DAMAGES), WITH RESPECT TO ANY ACTUAL OR ALLEGED PATENT INFRINGEMENT OR THE LIKE BY ANY AIRFRAME, PART OR SOFTWARE INSTALLED THEREIN AT DELIVERY, OR THE USE OR SALE THEREOF, PROVIDED THAT, IN THE EVENT THAT ANY OF THE AFORESAID PROVISIONS SHOULD FOR ANY REASON BE HELD UNLAWFUL OR OTHERWISE INEFFECTIVE, THE REMAINDER OF THIS CLAUSE SHALL REMAIN IN FULL FORCE AND EFFECT.  THIS INDEMNITY AGAINST PATENT AND COPYRIGHT INFRINGEMENTS SHALL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY THE SELLER AND THE BUYER.

UNQUOTE

14.                                                         TECHNICAL DATA AND SOFTWARE SERVICES

Clause 14.5 of the Agreement is cancelled and replaced with the following quoted provisions:

QUOTE

14.5                                                   Revision Service for Technical Data

Unless otherwise specifically stated, revision service for the A330-200 Aircraft Technical Data shall be offered free of charge for[...***...] (the “A330-200 Revision Service Period”). Thereafter, revision service shall be provided in accordance with the terms and conditions found in the Seller’s then current Customer Services Catalog (the “CS Catalog”).

Unless otherwise specifically stated, revision service for the A350XWB-800 Aircraft Technical Data shall be offered free of charge for [...***...] (the “A350XWB-800 Revision Service Period”). Thereafter, revision service shall be

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Hawaiian Airlines, Inc. [...***...] Letter Agreement

provided in accordance with the terms and conditions found in the Seller’s then current CS Catalog.

UNQUOTE

Clause 14.13.1 and 14.13.2 of the Agreement are cancelled and replaced with the following quoted provisions:

QUOTE

14.13.1                                                           Performance Engineer’s Program  or PEP

In addition to Technical Data, the Seller shall provide to the Buyer one copy of the Performance Engineer’s Programs (“PEP”) under the General Conditions. Use of the PEP shall be limited to one site license granted to the Buyer.  PEP is intended for use on ground only and shall not be installed on an Aircraft. The Seller, subject to appropriate confidentiality commitments, shall cooperate with the Buyer’s third party performance data providers for the disclosure of data needed for use of the PEP.

14.13.2                                                            The license for use of PEP shall be granted free of charge [...***...].  At the expiration of such period, the Buyer shall be entitled to continue to use the PEP but the Buyer shall be charged for all revisions, in accordance with the terms and conditions of the then-current CS Catalog.

UNQUOTE

Clause 14.17 of the Agreement is cancelled.

15.                                                                                 SELLER REPRESENTATIVES

                                                                                                Clause 15 of the Agreement is supplemented with the following quoted provisions:

QUOTE

15.6                                                                           Seller shall, if requested by Buyer and subject to applicable charges, if any, provide technical advisory assistance and other engineering support services (“Engineering Support Services”) for any Aircraft or SFE. Engineering Support Services, provided from Toulouse, France or at a base designated by the Buyer as appropriate, include but are not limited to:

(a)                                                                                  If the Buyer experiences operational problems with an Aircraft, the Seller shall analyze the information provided by the Buyer to determine the probable nature and cause of the problem and to suggest possible solutions.

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(b)                                                                                 If the Buyer is designing structural repairs and desires the Seller’s support, the Seller shall analyze and comment on the Buyer’s engineering releases relating to structural repairs not covered by the Seller’s structural repair manual.

(c)                                                                                  If the Buyer requires an Aircraft modification from the Seller’s upgrade services department, the Seller shall analyze the request and, if possible, propose a Service Bulletin designed to meet the needs of the Buyer.

UNQUOTE

16.                                                                                 TRAINING AND TRAINING AIDS

Clause 16.3.1 is cancelled and replaced with the following quoted provisions:

QUOTE

16.3.1                                                                  The Seller shall provide the training at the Airbus Training Center in Miami, Florida (the “Seller’s Training Center”), which shall be the principal location for training provided to the Buyer and/or at an affiliated training center in Blagnac, France. Seller shall use reasonable efforts to schedule Buyer’s training at the Airbus Training Center in Miami. If the Seller opens a fully owned training facility closer to the Buyer’s location, and provided such facility is ready to provide training to the Buyer in accordance with the Buyer’s requirements (including but not limited to FAA requirements), then such training facility shall become the principal location for training provided to the Buyer.

UNQUOTE

                                                                                                Clause 16.4.3.2 is cancelled and replaced with the following quoted provisions:

QUOTE

16.4.3.2                                                         If such notification is received by the Seller or ANACS less than sixty (60) but no more than thirty (30) calendar days prior to such training, a cancellation fee corresponding to [...***...] of such training shall be, as applicable, either deducted from the training allowance set forth in Appendix A or invoiced at the price corresponding to such training in the Seller’s then current Training Course Catalog, unless the Seller, using commercially reasonable efforts, is able to substitute another customer’s trainees for the Buyer’s originally scheduled trainees.

UNQUOTE

                                                                                                Clause 16.10.6 of the Agreement is cancelled, and Clause 16 is supplemented by the following quoted provision:

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Hawaiian Airlines, Inc. [...***...] Letter Agreement

QUOTE

16.11   Performance of Services by Affiliates of Seller

Wherever in this Agreement Seller has delegated to Affiliate of Seller the provision of goods, services or other performance of Seller hereunder, Seller hereby unconditionally guarantees the full, prompt and complete performance by such Affiliate of Seller of the obligations of Seller delegated hereunder, and agrees that if Buyer notifies Seller such Affiliate of Seller has failed to perform such obligations of Seller hereunder, Seller shall promptly ensure that Seller performs or causes such obligations to be performed.

UNQUOTE

                                                                                                Clause 1.1 of Appendix A to Clause 16 to the Agreement is cancelled and replaced by the following quoted provisions:

QUOTE

[...***...]

UNQUOTE

17.                                                                                 RESERVED

18.                                                                                 BUYER FURNISHED EQUIPMENT

                                                                                                Clause 18 of the Agreement is supplemented by the following quoted provisions:

QUOTE

18.5.6                                                                  Subject to applicable law, and the consent of the applicable BFE manufacturer, BFE not installed in the Aircraft shall be returned to the Buyer in accordance with the Buyer’s instructions and at the Buyer’s expense in as good condition as when delivered by the Buyer to the Seller, reasonable wear and tear accepted.

[...***...]

UNQUOTE

19.                                                                                 RESERVED

20.                                                                                 ASSIGNMENTS AND TRANSFERS

Clause 20.1 of the Agreement is cancelled and replaced by the following quoted provisions:

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QUOTE

20.1                                                   Assignments by Buyer

                                                Except as hereinafter provided, the Buyer may not sell, assign or transfer its rights or obligations under this Agreement to any person without the prior written consent of the Seller, such consent not to be unreasonably withheld or delayed.

[...***...]

20.1.4                                                                  Appointment of Agent – Warranty Claims

                                                If, following Delivery of an Aircraft, Buyer appoints a qualified agent to act directly with the Seller for the administration of claims relating to warranties, Seller shall deal with such agent for that purpose, effective upon the Seller’s receipt of the agent’s written agreement, in form and substance reasonably satisfactory to the Seller, and provided that such appointment does not, in the Seller’s reasonable judgment, materially adversely affect either the Seller’s rights hereunder, or the Seller’s competitive interests.

20.1.5                                                                  No Increase in Liability

                                                                                                No action taken by either party relating to the resale or lease of an Aircraft or the assignment of that party’s rights under this Agreement with respect to such Aircraft shall subject the other party to any liability beyond that in this Agreement or modify in any way the other party’s obligations under this Agreement.

UNQUOTE

                                                                                                Clause 20.4 of the Agreement is cancelled and replaced by the following quoted provisions:

QUOTE

20.4                                                   Transfer of Rights and Obligations upon Reorganization

                                                                                                In the event that the Seller is subject to a corporate restructuring, [...***...],  having as its object the transfer of, or succession by operation of law in, all or a substantial part of its assets and liabilities, rights and obligations, including those existing under this Agreement, to a person (the “Successor”) that is an Affiliate of the Seller at the time of that restructuring, for the purpose of the Successor carrying on the business carried on by the Seller at the time of the restructuring, such restructuring shall be completed without consent of the Buyer following notification by the Seller to the Buyer in writing.  The Buyer recognizes that succession of the Successor to the Agreement by operation of law that is valid under the law pursuant to which that succession occurs shall be binding upon the Buyer.

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UNQUOTE

21.                                                                                 TERMINATION

                                                                                                Clause 21 of the Agreement is cancelled and replaced by the following quoted provisions:

QUOTE

21.1                                                                           Termination Events

21.1.1                                                                  [...***...] Termination Events

                                                                                                Each of the following shall constitute a [...***...] Termination Event”

(1)                                                                                  [...***...] commences in any jurisdiction any case, proceeding or other action with respect to a Buyer Party or its properties relating to bankruptcy, insolvency, reorganization, winding-up, liquidation, dissolution or other relief from, or with respect to, or readjustment of, its debts or obligations.

(2)                                                                                  An action is commenced in any jurisdiction seeking the appointment of a receiver, trustee, custodian or other similar official [...***...] or for all or any substantial part of its respective assets, and such action remains unstayed, undismissed or undischarged for sixty (60) days, or [...***...] makes a general assignment for the benefit of its creditors.

(3)                                                                                  An action is commenced in any jurisdiction against a [...***...] seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of their respective assets, and such action remains unstayed, undismissed or undischarged for sixty (60) days.

(4)                                                                                  [...***...] becomes the object, in any jurisdiction, of a case, proceeding or action similar or analogous to any of the events mentioned in Clause 21.1. (1), (2) or (3).

(5)                                                                                  [...***...] is generally not able, or is expected to be unable to, or shall admit in writing its inability to, pay its debts as they become due.

(6)                                                                                  [...***...] commences negotiations with significant creditors, existing or potential, either with the intention of restructuring all or a substantial part of all of its outstanding obligations or in preparation for a bankruptcy filing under the U.S. Bankruptcy Code.

(7)                                                                                  A [...***...] fails to make payment of (i) any payments required to be made under this Agreement or any other agreements between a [...***...] and the Seller or any of its Affiliates when such payment is due, provided that the

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aggregate of all payments due by one or more Buyer Parties to the Seller is greater than [...***...] (ii) any Predelivery Payment required to be made under this Agreement when such payment is due, (iii) payment of all or part of the Final Contract Price of any Aircraft required to be made under this Agreement, or (iv) any payment under any financing agreement when due between a Buyer Party and the Seller or its Affiliates.

(8)                                                                                  The Buyer terminates (except as otherwise permitted) cancels or repudiates this Agreement in whole or in part.

(9)                                                                                  The Buyer defaults in its obligation to take delivery of an Aircraft as provided in Clause 9.2.

(10)                                                                            A [...***...] defaults in the observance or performance of any other material covenant, undertaking or obligation contained in this Agreement or any other material agreement between a [...***...], on the one hand, and the Seller or its Affiliates on the other hand, provided (i) such covenant, undertaking or obligation is not otherwise addressed in this clause 21 and (ii) if such breach or default is capable of being cured, such breach or default is not cured within any specified cure period or, if no cure period is specified, within ten (10) Business Days.

(11)                                                                            Any other event that the parties agree in writing constitutes a Buyer Termination Event.

[...***...]

21.2                                                   Remedies In Event of Termination

If a [...***...] Termination Event occurs, the Buyer shall be in material breach of this Agreement, and the Seller shall have the right to resort to any remedy under applicable law, and may, without limitation, by written notice to the Buyer, immediately:

(3)                                                                                  (i) suspend its performance under this Agreement with respect to any or all Aircraft, (ii) without prejudice to Seller’s option to exercise its rights under Clause 5.8.2, reschedule the Scheduled Delivery Month of any or all Aircraft remaining to be delivered under this Agreement, (iii) reschedule the date for performance under this Agreement with respect to any or all equipment, services, data and other items, and/or (iv) cancel or terminate this Agreement (a “Termination”) with respect to any or all Aircraft, and/or equipment, services, data and/or other items related thereto;  and

(4)                                                                                  claim and receive payment from the Buyer of a sum equal to Seller’s actual damages incurred by Seller’s exercise of the remedies set forth in Clause 21.2 (1)

***   Confidential Treatment Requested

LA4-39

Hawaiian Airlines, Inc. [...***...] Letter Agreement

(i), (ii) or (iii) and, in the case of a Termination under Clause 21.2 (1) (iv) only, the Seller will, in lieu of actual damages, be entitled to receive payment from the Buyer, as liquidated damages and not as a penalty, an amount equal to, for each Affected Aircraft (as defined below), the sum of:

[...***...]

(4)                                                                                  The parties to this Agreement are commercially sophisticated parties represented by competent counsel. The parties expressly agree and declare that damages for material breach of this Agreement by the Buyer resulting in a Termination of this Agreement as to any or all Aircraft have been liquidated at amounts that are reasonable in light of the anticipated or actual harm caused by the Buyer’s breach, the difficulties of proof of loss and the nonfeasibility of otherwise obtaining an adequate remedy. It is understood and agreed by the parties that the amount of liquidated damages set forth herein is the total amount of monetary damages, no more and no less, to which the Seller shall be entitled for and with respect to any Aircraft as recovery for material breach of this Agreement by Buyer resulting in a Termination by the Seller of this Agreement as to such Aircraft.

21.3                                                   Definitions

                                                                                                For purposes of this Clause 21, the terms “Affected Aircraft”, “Applicable Date and “Escalated Price” are defined as follows:

(i)                                                                             “Affected Aircraft” — any or all Aircraft with respect to which the Seller has cancelled or terminated this Agreement pursuant to Clause 21. 2 (1) (iv),

(ii)                                                                          “Applicable Date” — for any Affected Aircraft the date of the Buyer Termination Event specified in the Seller’s notice and demand for payment of liquidated damages delivered under Clause 21.2(3).

(iii)                                                                       “Escalated Price” - the sum of (i) the Base Price of the Airframe, (ii) the Base Price of SCNs and MSCNs entered into after the date of this Agreement, and (iii) the Propulsion Systems Reference Price, all as escalated to the Applicable Date in accordance with the provisions of Clause 4.

21.4.                                                Notice of Termination Event

                                                                                      Promptly upon becoming aware of the occurrence of a Buyer Termination Event by the Buyer, the Buyer shall notify the Seller of such occurrence in writing, provided, that any failure by the Buyer to notify the Seller shall not prejudice the Seller’s rights or remedies hereunder. Promptly upon becoming aware of the occurrence of a Seller Termination Event by the Seller, the Seller shall notify the

***   Confidential Treatment Requested

LA4-40

Hawaiian Airlines, Inc. [...***...] Letter Agreement

Buyer of such occurrence in writing, provided, that any failure by the Seller to notify the Buyer shall not prejudice the Buyer’s rights or remedies hereunder.

21.5                                                   Information Covenants

                                                                                                The Buyer hereby covenants and agrees that, from the date of this Agreement until no further Aircraft are to be delivered hereunder, the Buyer shall furnish or cause to be furnished to the Seller the following; provided that Buyer shall not be required to furnish or cause to be furnished to the Seller any documents that are  publicly available without charge:

(a)                                                                                  Annual Financial Statements.  As soon as available and in any event no later than the date that the Buyer furnishes such annual statements to the Securities and Exchange Commission or successor thereto (the “SEC”) (i) a copy of the SEC Form 10-K filed by Holdings containing consolidated information relating to the Buyer with the SEC for such fiscal year, or, if no such Form 10-K was filed by Holdings for such a fiscal year, the consolidated balance sheet of Holdings and its Subsidiaries (including the Buyer), as at the end of such fiscal year and the related consolidated statements of operations, of common stockholders’ equity (deficit) (in the case of Holdings and its Subsidiaries) and of cash flows for such fiscal year, setting forth comparative consolidated figures as of the end of and for the preceding fiscal year, and examined by any firm of independent public accountants of recognized standing selected by Holdings, whose opinion shall not be qualified as to the scope of audit or as to the status of Holdings as a going concern, and (ii) a certificate of such accounting firm stating that  its  audit of the business of the Holdings and its Subsidiaries (including the Buyer) was conducted in accordance with generally accepted auditing standards.

(b)                                                                                 Quarterly Financial Statements.  As soon as available and in any event no later than the date that Holdings furnishes such quarterly statements to the SEC or successor thereto, a copy of the SEC Form 10-Q filed by Holdings with the SEC for such quarterly period, or, if no such Form 10-Q was filed by Holdings with respect to any such quarterly period, the consolidated balance sheet of Holdings and its Subsidiaries (including the Buyer), as at the end of such quarterly period and the related consolidated statements of operations for such quarterly period and for the  elapsed portion of the fiscal year ended with the last day of such quarterly period and in each case setting forth comparative consolidated figures as of the end of and for the related periods in the prior fiscal year, all of which shall be certified by an Authorized Officer of Holdings, subject to changes resulting from audit and normal year-end audit adjustments.

(c)                                                                                  Debt Rescheduling.  (i) Promptly upon the Buyer commencing negotiations with one or more of its significant creditors with a view to general readjustment or rescheduling of all or any material part of its indebtedness under circumstances in

***   Confidential Treatment Requested

LA4-41

Hawaiian Airlines, Inc. [...***...] Letter Agreement

which a reasonable business person, in the exercise of prudent business judgment, would conclude that the Buyer would otherwise not be able to pay such indebtedness as it falls due, notice of commencement of such negotiations, and (ii) thereafter timely advice of the progress of such negotiations until such negotiations are terminated or completed.

(d)                                                                                 Acceleration of other indebtedness.  Immediately upon knowledge by the Buyer that the holder of any bond, debenture, promissory note or any similar evidence of indebtedness of a Buyer Party thereof (“Other Indebtedness”) has demanded prepayment, given notice or exercised its right to a remedy having the effect of acceleration with respect to a claimed event of default under any Other Indebtedness, where the impact of the acceleration is likely to have a material adverse effect on the Buyer’s ability to perform its obligations under or in connection with the transactions contemplated by this Agreement, notice of the demand made, notice given or action taken by such holder and the nature and status of the claimed event of default and what the action the Buyer is taking with respect thereto.

(e)                                                                                  Other Information.  Promptly upon transmission thereof, copies of any filings and registrations with, and reports to, the SEC by Holdings or any of its Subsidiaries (including the Buyer), and, with reasonable promptness, such other information or documents (financial or otherwise) as the Seller may reasonably request from time to time.

For the purposes of this Clause 21, (x) an “Authorized Officer” of the Buyer shall mean the Chief Executive Officer, the Chief Financial Officer or any Vice President and above who reports directly or indirectly to the Chief Financial Officer and (y) “Subsidiaries” shall mean, as of any date of determination, those companies owned by the Buyer whose financial results the Buyer is required to include in its statements of consolidated operations and consolidated balance sheets.

[...***...]

UNQUOTE

22.                                                                                 RESERVED

23.                                                                              ASSIGNMENT

                                                                                             This Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, not to be unreasonably withheld or delayed, or as may otherwise be permitted under Clause 20.2 of the Agreement, and any attempted assignment or

***   Confidential Treatment Requested

LA4-42

Hawaiian Airlines, Inc. [...***...] Letter Agreement

transfer in contravention of the provisions of this Paragraph will be void and of no force or effect.

***   Confidential Treatment Requested

LA4-43

Hawaiian Airlines, Inc. [...***...] Letter Agreement

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below.

Very truly yours,

AIRBUS S.A.S.

By:

Its:

Accepted and Agreed

Hawaiian Airlines, Inc.

By:

Its:

and

By:

Its:

***   Confidential Treatment Requested

LA4-44

*** CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Hawaiian Airlines, Inc. [...***...] Letter Agreement

LETTER AGREEMENT NO. 5

As of January 31, 2008

Hawaiian Airlines, Inc.

Re:  [...***...]

Ladies and Gentlemen,

Hawaiian Airlines, Inc. (the “Buyer”), and AIRBUS S.A.S. (the “Seller”), have entered into an Airbus A330/A350XWB Purchase Agreement dated as of even date herewith (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 5 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1.             ESCALATION

[...***...]

2.             ASSIGNMENT

This Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, not to be unreasonably withheld or delayed, except as may otherwise be permitted under Clause 20.2 of the Agreement, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 2 will be void and of no force or effect.

***   Confidential Treatment Requested

LA5-1

Hawaiian Airlines, Inc. [...***...] Letter Agreement

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below.

Very truly yours,

AIRBUS S.A.S.

By:

Its:

Accepted and Agreed

Hawaiian Airlines, Inc.

By:

Its:

and

By:

Its:

***   Confidential Treatment Requested

LA5-2

*** CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Hawaiian Airlines, Inc. [...***...] Letter Agreement

LETTER AGREEMENT NO. 6

As of January 31, 2008

Hawaiian Airlines, Inc.

Re: [...***...]

Ladies and Gentlemen,

Hawaiian Airlines, Inc. (the “Buyer”), and AIRBUS S.A.S. (the “Seller”), have entered into an Airbus A330/A350XWB Purchase Agreement dated as of even date herewith (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have also entered into a finance letter agreement dated as of even date herewith (the “Financing Letter Agreement”). The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 6 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

[...***...]

2.             ASSIGNMENT

This Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph will be void and of no force or effect.

***   Confidential Treatment Requested

LA6-1

Hawaiian Airlines, Inc. [...***...] Letter Agreement

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below.

Very truly yours,

AIRBUS S.A.S.

By:

Its:

Accepted and Agreed

Hawaiian Airlines, Inc.

By:

Its:

and

By:

Its:

***   Confidential Treatment Requested

LA6-2

*** CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Hawaiian Airlines, Inc. [...***...] Letter Agreement

LETTER AGREEMENT NO. 7

As of January 31, 2008

Hawaiian Airlines, Inc.

Re:  [...***...]

Dear Ladies and Gentlemen,

Hawaiian Airlines, Inc. (the “Buyer”), and AIRBUS S.A.S. (the “Seller”), have entered into an Airbus A330/A350XWB Purchase Agreement dated as of even date herewith (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No.7  (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

[...***...]

5.             ASSIGNMENT

This Letter Agreement and the rights and obligations of the Buyer hereunder shall not be assigned or transferred in any manner without the prior written consent of the Seller, not to be unreasonably withheld or delayed, or as may otherwise be permitted under Clause 20.2 of the Agreement, and any attempted assignment or transfer in contravention of the provisions of this Paragraph shall be void and of no force or effect.

***   Confidential Treatment Requested

LA7-1

Hawaiian Airlines, Inc. [...***...] Letter Agreement

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below.

Very truly yours,

AIRBUS S.A.S.

By:

Its:

Accepted and Agreed

Hawaiian Airlines, Inc.

By:

Its:

and

By:

Its:

***   Confidential Treatment Requested

LA7-2

*** CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Hawaiian Airlines, Inc. [...***...] Letter Agreement

LETTER AGREEMENT NO. 8

As of January 31, 2008

Hawaiian Airlines, Inc.

Re:  [...***...]

Ladies and Gentlemen,

Hawaiian Airlines, Inc. (the “Buyer”), and AIRBUS S.A.S. (the “Seller”), have entered into an Airbus A330/A350XWB Purchase Agreement dated as of even date herewith (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 8  (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

[...***...]

6.             ASSIGNMENT

This Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, not to be unreasonably withheld or delayed, or as may otherwise be permitted under Clause 20.2 of the Agreement, and any attempted assignment or transfer in contravention of the provisions of this Paragraph will be void and of no force or effect.

***   Confidential Treatment Requested

LA8-1

Hawaiian Airlines, Inc. [...***...] Letter Agreement

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below.

Very truly yours,

AIRBUS S.A.S.

By:

Its:

Accepted and Agreed

Hawaiian Airlines, Inc.

By:

Its:

and

By:

Its:

***   Confidential Treatment Requested

LA8-2

*** CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Hawaiian Airlines, Inc. [...***...] Letter Agreement

LETTER AGREEMENT NO. 9

As of January 31, 2008

Hawaiian Airlines, Inc.

Re:  [...***...]

Ladies and Gentlemen,

Hawaiian Airlines, Inc. (the “Buyer”), and AIRBUS S.A.S. (the “Seller”), have entered into an Airbus A330/A350XWB Purchase Agreement dated as of even date herewith (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement.  The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 9  (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft.  Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement.  The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1.             AIRCRAFT CONFIGURATION

The guarantees defined below (the “Guarantees”) are applicable to the A330-200 Aircraft as described in the Standard Specification G.000.02000 Issue 4.3 dated 13th July 2006 as amended by a Specification Change Notice (“SCN”) for the increase in Design Weights defined in paragraph 1.1 below, and fitted with Rolls Royce Trent 772B Enhanced Performance (71,100 lbs) engines without taking into account any further changes thereto pursuant to the Agreement, and hereinafter called the Aircraft.

1.1           Design Weights:

Maximum Take-Off Weight	[***]
Maximum Landing Weight	[***]
Maximum Zero Fuel Weight	[***]

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LA9-1

Hawaiian Airlines, Inc. [...***...] Letter Agreement

1.2                                 Notwithstanding the foregoing the Seller reserves the right to increase the Design Weights above in order to satisfy the Guarantees.

2                                          GUARANTEED PERFORMANCE

2.1           Take-off

2.1.1        FAR take-off field length at an Aircraft gross weight of 513,680 lb at the start of ground run at sea level pressure altitude at ISA+15°C shall be not more than a guaranteed value of [...***...].

2.1.2        When operated under the following conditions (representative of HNL runway 08L):

Pressure altitude	: 12 ft
Ambient temperature	: 29ºC
Take-off run available (TORA)	: 12,300 ft
Take-off distance available (TODA)	: 12,300 ft
Accelerate-stop distance available (ASDA): 12,300 ft
Line-up allowance on TORA / TODA/ ASDA	: 106 ft / 106 ft / 182 ft
Slope	: 0.02% (downhill)
Wind	: Zero
Runway condition	: Dry
Obstacles (height /distance from beginning of TOR)	: 10 ft / 13,070 ft
23 ft / 13,800 ft
92 ft / 17,257 ft

the maximum permissible weight at the start of ground run shall be not less than a guaranteed value of [...***...].

2.1.3        When operated under the following conditions (representative of BOS runway 15R):

Pressure altitude	: 19 ft
Ambient temperature	: 28ºC
Take-off run available (TORA)	: 10,085 ft
Take-off distance available (TODA)	: 10,085 ft
Accelerate-stop distance available (ASDA): 10,085 ft
Line-up allowance on TORA / TODA/ ASDA	: 106 ft / 106 ft / 182 ft
Slope	: 0.04% (downhill)
Wind	: Zero
Runway condition	: Dry
Obstacles (height /distance from beginning of TOR)	: - 2 ft / 10,128 ft
- 3 ft / 10,272 ft
4 ft / 11,066 ft

the maximum permissible weight at the start of ground run shall be not less than a guaranteed value of [...***...].

***   Confidential Treatment Requested

LA9-2

Hawaiian Airlines, Inc. [...***...] Letter Agreement

2.1.4        When operated under the following conditions (representative of OGG runway 02):

Pressure altitude	: 54 ft
Ambient temperature	: 28ºC
Take-off run available (TORA)	: 7,001 ft
Take-off distance available (TODA)	: 7,001 ft
Accelerate-stop distance available (ASDA)	: 7,001 ft
Line-up allowance on TORA / TODA/ ASDA	: 75.5 ft / 75.5 ft / 157.5 ft
Slope	: -0.60% (uphill)
Wind	: Zero
Runway condition	: Dry
Obstacles (height /distance from beginning of TOR)	: -29 ft / 7,339 ft

the maximum permissible weight at the start of ground run shall be not less than a guaranteed value of [...***...].

2.1.5        When operated under the following conditions (representative of SAN runway 27):

Pressure altitude	: 16 ft
Ambient temperature	: 24ºC
Take-off run available (TORA)	: 9,400 ft
Take-off distance available (TODA)	: 9,400 ft
Accelerate-stop distance available (ASDA):	: 7,001 ft
Line-up allowance on TORA / TODA/ ASDA	: 75.5 ft / 75.5 ft / 157.5 ft
Slope	: -0.02% (uphill)
Wind	: Zero
Runway condition	: Dry
Obstacles (height /distance from beginning of TOR)	12 ft / 9,688 ft
37 ft / 10,033 ft
40 ft / 10,177 ft
46 ft / 10,886 ft
91 ft / 11,995 ft
104 ft / 12,720 ft
161 ft / 14,173 ft
186 ft / 14,656 ft
211 ft / 15,098 ft
217 ft / 15,358 ft
235 ft / 15,850 ft

the maximum permissible weight at the start of ground run shall be not less than a guaranteed value of [...***...].

2.1.6        When operated under the following conditions (representative of DEN runway 34L):

Pressure altitude	: 5,324 ft
Ambient temperature	: 21ºC

***   Confidential Treatment Requested

LA9-3

Hawaiian Airlines, Inc. [...***...] Letter Agreement

Take-off run available (TORA)	: 16,001 ft
Take-off distance available (TODA)	: 16,001 ft
Accelerate-stop distance available (ASDA)	: 16,001 ft
Line-up allowance on TORA / TODA/ ASDA	: 75.5 ft / 75.5 ft / 157.5 ft
Slope	: -0.03% (uphill)
Wind	: Zero
Runway condition	: Dry
Obstacles (height /distance from beginning of TOR): none

the maximum permissible weight at the start of ground run shall be not less than a guaranteed value of [...***...].

2.2           Second Segment Climb

The Aircraft shall meet FAR regulations for one engine inoperative climb after take-off, undercarriage retracted, at a weight corresponding to the stated weight at the start of ground run at the altitude and temperature and in the configuration of flap angle and safety speed required to comply with the performances guaranteed in paragraph 2.1.

2.3           Landing Field Length

FAR certified landing field length at an Aircraft gross weight of 401,240 lb at sea level pressure altitude shall be not more than a guaranteed value of:

[...***...]

2.4           Cruise Speed

Level flight speed at an Aircraft gross weight of 400,000 lb at a pressure altitude of 33,000 feet in ISA conditions using not more than maximum cruise thrust shall be not less than a guaranteed True Mach number of [...***...].

2.5           Range

Range starting at an initial cruise weight of 400,000 lb and consuming 40,000 lb of fuel during cruise while flying at a pressure altitude of 37,000 ft in ISA conditions at Long Range Cruise Mach number using thrust not exceeding maximum cruise thrust shall be not less than a guaranteed value of [...***...].

2.6           En-route One Engine Inoperative

                                                The Aircraft will meet FAR regulations minimum en-route climb with one engine inoperative and the other operating at the maximum continuous thrust with anti-icing off

***   Confidential Treatment Requested

LA9-4

Hawaiian Airlines, Inc. [...***...] Letter Agreement

at an Aircraft gross weight of 480,000 lb in the cruise configuration in ISA conditions at a guaranteed pressure altitude of not less than [...***...]. This represents a start of drift down from a pressure altitude of 35,000 ft at an Aircraft gross weight of 500,000 lb.

3              MISSION PAYLOAD GUARANTEES

3.1           Mission HNL-LAX

The Aircraft shall be capable of carrying a guaranteed payload [...***...] over a still air stage distance of 2,241 nautical miles (assumed representative of the mission HNL to LAX with 5 knots tailwind) under the conditions defined below.

The departure airport conditions are as defined in Paragraph 2.1.2 above.

The destination airport conditions are such as to allow the required [...***...] Pressure altitude is 126 ft.

[...***...]

***   Confidential Treatment Requested

LA9-5

Hawaiian Airlines, Inc. [...***...] Letter Agreement

[...***...]

3.2           Mission BOS-HNL

The Aircraft shall be capable of carrying a guaranteed payload [...***...] over a still air stage distance of 5,252 nautical miles (assumed representative of the mission BOS to HNL with 63 knots headwind) under the conditions defined below.

The departure airport conditions are as defined in Paragraph 2.1.3 above.

The destination airport conditions are such as to allow the required landing weight to be used without restriction. Pressure altitude is 13 ft.

[...***...]

***   Confidential Treatment Requested

LA9-6

Hawaiian Airlines, Inc. [...***...] Letter Agreement

[...***...]

3.3           Mission HNL-PVG

The Aircraft shall be capable of carrying a guaranteed payload [...***...] over a still air stage distance of 5,953 nautical miles (assumed representative of the mission HNL to PVG with 104 knots headwinds) under the conditions defined below.

                                                The departure airport conditions are as defined in Paragraph 2.1.2 above.

The destination airport conditions are such as to allow the required landing weight to be used without restriction. Pressure altitude is 10 ft.

[...***...]

***   Confidential Treatment Requested

LA9-7

Hawaiian Airlines, Inc. [...***...] Letter Agreement

[...***...]

3.4           The mission payload guarantees defined in the paragraphs 3.1 to 3.3 inclusive above are based on a fixed estimated Operating Weight Empty of [...***...], which is defined as the sum of estimated Manufacturer’s Weight Empty as per the Standard Specification plus the Customer Changes and Operator’s Item as estimated at the time of signature of the Agreement. The details of Customer Changes and Operator’s Item are provided for information in Appendix A.

4              MISSION FUEL BURN GUARANTEES

4.1           Mission HNL-LAX

In carrying a fixed payload of [...***...] over a still air stage distance of 2,241 nautical miles (assumed representative of HNL to LAX with 5 knots tailwind) when operated under the conditions defined in paragraph 3.1 above the block fuel burnt shall be not more than a guaranteed value of [...***...].

4.2           Mission BOS-HNL

In carrying a fixed payload of [...***...] over a still air stage distance of 5,252 nautical miles (assumed representative of BOS to HNL with 63 knots headwind) when operated under the conditions defined in paragraph 3.2 above the block fuel burnt shall be not more than a guaranteed value of [...***...].

4.3           Mission HNL-PVG

In carrying a fixed payload of [...***...] over a still air stage distance of 5,953 nautical miles (assumed representative of HNL to PVG with 104 knots head wind) when operated under the conditions defined in paragraph 3.3 above the block fuel burnt shall be not more than a guaranteed value of [...***...].

4.4           The mission fuel burn guarantees defined in the paragraphs 4.1 to 4.3 inclusive above are based on a fixed estimated Operating Weight Empty of [...***...], which is defined as the

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Hawaiian Airlines, Inc. [...***...] Letter Agreement

sum of estimated Manufacturer’s Weight Empty as per the Standard Specification plus the Customer Changes and Operator’s Item as estimated at the time of signature of the Agreement. The details of Customer Changes and Operator’s Item are provided for information in Appendix A.

5              [...***...]

6              NOISE

6.1           Acoustic certification levels

The A330-243 powered by RR TRENT 772B Enhanced Performance engines at a MTOW of 233,000 kg and a MLW of 182,000 kg shall be certified [...***...]

6.2           Interior Noise during flight

6.2.1        Cockpit

At a pressure altitude of 35000 ft and a true Mach number of 0.82 in straight and level flight in still air under ISA conditions, the guaranteed A-weighted Sound Pressure Level (SPL) and the Speech Interference Level (SIL) shall be as follows:

[...***...]

Noise levels shall be measured at the Captain’s and First Officer’s seat position at head level with normal cockpit air conditioning and ventilation in operation.

6.2.2        Cabin

At a pressure altitude of 35000 ft and a true Mach number of 0.82 in straight and level flight in still air under ISA conditions, the guaranteed A-weighted Sound Pressure Level (SPL) and the Speech Interference Level (SIL) shall be as follows:

[...***...]

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Hawaiian Airlines, Inc. [...***...] Letter Agreement

6.3           APU Noise

[...***...]

7.             ENGINE EMISSIONS (for information only – not a guarantee)

The Engine Manufacturer being directly providing the Buyer with an aircraft engine emissions guarantee, the following data is provided for information only (consistent with data displayed in the RR TRENT 772B ICAO datasheet).

The RR TRENT 772B engines meet the emission levels for Smoke as defined in ICAO Annex 16, Volume II ‘Aircraft Engine Emissions’, Second Edition effective 11th November 1993, section 2.2.2 [...***...].

The RR TRENT 772B engines meet the emission levels for Unburned Hydrocarbons (HC), Carbon Monoxide (CO) as defined in ICAO Annex 16, Volume II ‘Aircraft Engine Emissions’, Second Edition effective 11th November 1993, section 2.3.2 [...***...] for Unburned Hydrocarbons (HC) and a [...***...] for Carbon Monoxide (CO).

The RR TRENT 772B engines meet the emission levels for Oxides of Nitrogen (NOx) as specified in the ICAO Annex 16, Volume II ‘Aircraft Engine Emissions’, Second Edition, Amendment 5, applicable 24 November 2005, Chapter 2.3.2d (CAEP/6) [...***...].

8              GUARANTEE CONDITIONS

8.1           The guarantees are applicable at Delivery of the Aircraft.

8.2           The performance certification requirements for the Aircraft, except where otherwise stated, will be as stated in Section 02 of the Standard Specification.

[...***...]

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Hawaiian Airlines, Inc. [...***...] Letter Agreement

[...***...]

9              GUARANTEE COMPLIANCE

9.1           Compliance with the Guarantees shall be demonstrated using operating procedures and limitations in accordance with those defined by the certifying Airworthiness Authority and by the Seller unless otherwise stated.

9.2           Compliance with the take-off, second segment and landing elements of the Guarantees will be demonstrated with reference to the approved Flight Manual.

9.3           Compliance with those parts of the Guarantees defined in paragraphs 3 and 4 above not covered by the requirements of the certifying Airworthiness Authority will be demonstrated by calculation based on data obtained during fully instrumented flight tests conducted on one (or more, at the Seller’s discretion) A330-200 aircraft of the same airframe/engine model combination as those Aircraft purchased by the Buyer and incorporated in the In-Flight Performance Program and data bases (“the IFP”) appropriate to the Aircraft and valid at time of Delivery of the Aircraft.

Compliance demonstration for the mission guarantees defined in paragraphs 3.1 to 3.3 and paragraphs 4.1 to 4.3 shall be based on the Operating Weight Empty specified in paragraph 3.4 and 4.4

9.4           [...***...]

9.5           Data derived from flight tests will be adjusted as required using conventional methods of correction, interpolation or extrapolation in accordance with established aeronautical practices to show compliance with the Guarantees.

9.6           The approved Aircraft flight manual shall be used to demonstrate compliance with the guarantees of certification noise levels.

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Hawaiian Airlines, Inc. [...***...] Letter Agreement

9.7           Compliance with the APU noise and interior noise guarantees shall be demonstrated with reference to noise surveys conducted on one (or more) aircraft at the seller’s discretion of an acoustically equivalent standard to those Aircraft.

9.8           Noise measurements data relative to the interior of the Aircraft shall be conducted in accordance with the test procedures described in section 5  of International Standard ISO 5129 “Acoustics – Measurement of sound pressure level in the interior of aircraft during flight”.

9.9           The Seller undertakes to furnish the Buyer with a report or reports demonstrating compliance with the Guarantees prior to Delivery of each of the Buyer’s A330-200 Aircraft. The Seller further undertakes to furnish the Buyer with a cruise test report, which provides the cruise specific range measurements made during the pre-delivery flights of each aircraft.

10            ADJUSTMENT OF GUARANTEES

10.1         In the event of any change to any law, governmental regulation or requirement or interpretation thereof (the “Rule Change”) by any governmental agency made subsequent to the date of the Agreement and such Rule Change affects the Aircraft configuration or performance or both required to obtain certification the Guarantees shall be appropriately modified to reflect the effect of any such change.

10.2         The Guarantees apply to the Aircraft as described in the paragraph 1 above and may be adjusted in the event of:

a)             Any further configuration change which is the subject of a SCN

b)            Variation in actual weights of items defined in Section 13-10.02.02 of the Standard Specification

11.          EXCLUSIVE GUARANTEES

The Guarantees are exclusive and are provided in lieu of any and all other performance and weight guarantees of any nature which may be stated, referenced or incorporated in the Standard Specification or any other document.

[...***...]

13.           ASSIGNMENT

This Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, not to be unreasonably withheld or delayed, or as may otherwise be permitted under Clause 20.2 of the Agreement, and any attempted assignment or transfer in contravention of the provisions of this Paragraph will be void and of no force or effect.

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14.           NEGOTIATED AGREEMENT

THE BUYER AND THE SELLER AGREE THAT THIS LETTER AGREEMENT HAS BEEN THE SUBJECT OF DISCUSSIONS AND NEGOTIATION BY THE PARTIES AND THAT THE OTHER MUTUAL AGREEMENTS OF THE PARTIES SET FORTH IN THE AGREEMENT WERE ARRIVED AT IN CONSIDERATION OF, INTER ALIA, THE PROVISIONS OF THIS LETTER AGREEMENT.

***   Confidential Treatment Requested

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Hawaiian Airlines, Inc. [...***...] Letter Agreement

If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below.

Very truly yours,

AIRBUS S.A.S.

By:

Its:

Date:

Accepted and Agreed

Hawaiian Airlines, Inc.

By:

Its:

and

By:

Its:

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Hawaiian Airlines, Inc. [...***...] Letter Agreement

[...***...]

***   Confidential Treatment Requested

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*** CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Hawaiian Airlines, Inc. [...***...] Letter Agreement

LETTER AGREEMENT NO. 10

As of January 31, 2008

Hawaiian Airlines, Inc.

Re:  [...***...]

Ladies and Gentlemen,

Hawaiian Airlines, Inc. (the “Buyer”), and AIRBUS S.A.S. (the “Seller”), have entered into an Airbus A330/A350XWB Purchase Agreement dated as of even date herewith (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement.  The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 10 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1.             PREAMBLE

1.1           AIRCRAFT CONFIGURATION

The guarantee defined below (the “Guarantee”) is applicable to newly-manufactured A330-200 aircraft as described in the Standard Specification referenced G 000 02000 Issue 4.3 dated 13th July 2006 amended by a Specification Change Notice (SCN) for:

•              increase of Maximum Take-off Weight to [...***...]

•              increase of Maximum Landing Weight to [...***...]

•              increase of Maximum Zero Fuel Weight to [...***...]

•              installation of Rolls Royce Trent 772B EP engines, (the “Engines”)

without taking into account any further changes thereto, and provided that such aircraft [...***...]. Such aircraft being hereinafter referred to as the “Aircraft”.

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1.2           INTRODUCTION

The paragraphs hereafter define the Guarantee provided by the Seller to the Buyer, together with the associated conditions, compliance demonstration and settlement procedures. The “Engine Manufacturer” shall mean “Rolls Royce”.

2.             [...***...]

2.1           This Guarantee shall apply to the Aircraft. .

                                                The term “Fleet” shall mean a fleet of [...***...] Aircraft to be delivered [...***...].

                                                The Guarantee is based on the delivery plan set forth in Appendix B and shall be subject to good faith review by the Buyer and the Seller, if the actual delivery dates differ from such delivery plan.

2.2           The period covered by this Guarantee (“the Guarantee Period”) is [...***...].

2.3           [...***...]

3.              BUYER’S OBLIGATIONS

3.1           The Guarantee shall be contingent upon the Buyer’s compliance with the following obligations:

3.1.1        to comply with the regulatory requirements of Aircraft flight manual, Buyer’s flight crew operating manual approved by the FAA and Aircraft maintenance manual;

3.1.2        to use available Aircraft/Engine performance restoration procedures issued by the Seller or the Engine Manufacturer which are economically and operationally reasonable, including regular engine wash;

3.1.3        to comply with airframe maintenance practices as described in Appendix C. Seller and Buyer will determine, through good faith technical negotiations, the impact of significant deviations from such airframe maintenance practices on an Aircraft’s cruise specific range and agree whether appropriate adjustments in the calculations of performance levels and/or remedies due under this Letter Agreement will need to be made. Such good faith technical negotiations may include, upon mutual agreement inspections of the airframe and the Engine nacelles.

3.1.4        to incorporate service bulletins agreed to between the Buyer and the Seller and between the Buyer and the Engine Manufacturer, in a timely manner;

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3.1.5        to comply with overhaul and repair procedures issued by the Seller and by the Engine Manufacturer consistent with such practices in effect on the date of the Agreement as modified from time to time, including special instructions issued by the Seller and the Engine Manufacturer;

3.1.6        to comply with the requirements of the Engine Manufacturer with respect to  the introduction of modifications in the mutually agreed Engine management program;

3.1.7        to use owned or leased RR Trent 772B EP engines during the Guarantee Period, and

3.1.8        in case a lease pool engine is installed on an Aircraft, to process specifically the data for the Guarantee administration for such Aircraft as defined in paragraph 4.7.1 below.

3.2           If during any period, any Aircraft does not satisfy all the conditions defined in paragraphs 3.1.1 through 3.1.8 above, or any Aircraft is powered by an Engine not satisfying all these conditions, such Aircraft will be excluded from all the terms of this Guarantee, will be excluded from the Fleet during such period and no remedies hereunder will apply to such  Aircraft for such period.

3.3           the Fleet operating conditions shall be:

[...***...]

                                                If the Fleet actual average operating conditions are materially different from the above referenced conditions, the Seller and the Buyer agree to make appropriate adjustments to the Guarantee stated in paragraph 2.3, as provided in Appendix D.

3.4           If any item installed in the Engine is a part manufactured by a company not specifically approved by the Engine Manufacturer for the manufacture or supply of such item, the Seller shall be under no obligation to provide remedies, and have no liability in respect of remedies pursuant to this Guarantee, to the extent such item is the direct or indirect cause of the failure to meet the Guarantee. The Seller shall establish to the reasonable satisfaction of the Buyer how the item negatively affects specific range.

                                                If any item installed on the Aircraft is a part manufactured by a company not specifically approved by the Seller for the manufacture or supply of such item, the Seller shall be under no obligation to provide remedies, and  have no liability in respect of remedies pursuant to this Guarantee, to the extent such item is the direct or indirect cause of the failure to meet the Guarantee. The Seller shall establish to the reasonable satisfaction of the Buyer how the item negatively affects specific range.

[...***...]

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Hawaiian Airlines, Inc. [...***...] Letter Agreement

9.             INTENTIONALLY DELETED

10.           PROCEDURAL RESPONSIBILITIES

                                                Except as otherwise provided in this Letter Agreement or agreed by the parties, the Seller shall not bear any responsibility or cost related to the Buyer’s activities associated with the performance of Buyer’s obligations under this Letter Agreement.

[...***...]

12.           ASSIGNMENT

This Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, not to be unreasonably withheld or delayed, or as may otherwise be permitted under Clause 20.2 of the Agreement, and any attempted assignment or transfer in contravention of the provisions of this Paragraph will be void and of no force or effect.

13.           NEGOTIATED AGREEMENT

                                                THE BUYER AND THE SELLER AGREE THAT THIS LETTER AGREEMENT HAS BEEN THE SUBJECT OF DISCUSSIONS AND NEGOTIATION BY THE PARTIES AND THAT THE OTHER MUTUAL AGREEMENTS OF THE PARTIES SET FORTH IN THE AGREEMENT WERE ARRIVED AT IN CONSIDERATION OF, INTER ALIA, THE PROVISIONS OF THIS LETTER AGREEMENT.

***   Confidential Treatment Requested

LA10-4

Hawaiian Airlines, Inc. [...***...] Letter Agreement

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below.

Very truly yours,

AIRBUS S.A.S.

By:

Its:

Accepted and Agreed

Hawaiian Airlines, Inc.

By:

Its:

and

By:

Its:

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[...***...]

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Hawaiian Airlines, Inc. [...***...] Letter Agreement

APPENDIX B

Deliveries of the Aircraft are planned as follows, [...***...]

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APPENDIX C – AIRFRAME MAINTENANCE PRACTICE

1)            Seals status shall be in serviceable condition and not diminish performance of the Aircraft when checked per visual inspection.

Seals check shall be done for:

•     Wing

•     Belly-fairing

•     Landing gear doors

•     Trimmable Horizontal Stabiliser

•     Vertical Tail Plane

•     Pylons

•     Flap track fairings

•     Nacelles

These checks shall be made in intervals as stated in the appropriate Aircraft maintenance manual or at least at every C-check.

2)            All of the following inlets condition shall be within and in accordance with AMM and SRM (or other Seller authorized engineering documents) allowable limits:

•     Engines

•     Air conditioning packs

•     Belly fairing venting

•     APU

•     Pylons and nacelles venting

3)            Wing, nacelles and fuselage skin shall be clean as per MPD or as per industry standard.

The following shall be visually checked:

•     Structural repairs shall be within and in accordance with AMM and SRM (or other Seller authorized engineering documents) allowable limits

•     Paint aging

•     Dirt/dust accumulation shall not be excessive

4)             The fuselage surface located in the vicinity of the static pressure ports and of the angle of attack sensors shall comply with the aerodynamic requirements for allowable damages and external repairs as contained in the SRM.

5)             Buyer may deviate from the foregoing provisions to the extent as permitted by the Aircraft MMEL and CDL.

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Hawaiian Airlines, Inc. [...***...] Letter Agreement

[...***...]

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*** CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Hawaiian Airlines, Inc. [...***...] Letter Agreement

LETTER AGREEMENT NO. 11

As of January 31, 2008

Hawaiian Airlines, Inc.

Re:  [...***...]

Ladies and Gentlemen,

Hawaiian Airlines, Inc. (the “Buyer”), and Airbus S.A.S. (the “Seller”), have entered into an Airbus A330/A350XWB Purchase Agreement dated as of even date herewith (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 11 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

[...***...]

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Hawaiian Airlines, Inc. [...***...] Letter Agreement

[...***...]

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Hawaiian Airlines, Inc. [...***...] Letter Agreement

[...***...]

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[...***...]

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Hawaiian Airlines, Inc. [...***...] Letter Agreement

[...***...]

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[...***...]

12.                           ASSIGNMENT

This Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, except as may be permitted under Clause 20.2 of the Agreement, and any attempted assignment or transfer in contravention of the provisions of this Paragraph will be void and of no force or effect.

13.                           CONFIDENTIALITY

This Letter Agreement including any other documents or data exchanged between the Buyer and the Seller hereunder is subject to the provisions of Paragraph 22.9 of the Agreement.

14.                           NEGOTIATED AGREEMENT

THE BUYER AND THE SELLER AGREE THAT THIS LETTER AGREEMENT HAS BEEN THE SUBJECT OF DISCUSSIONS AND NEGOTIATION BY THE PARTIES AND THAT THE OTHER MUTUAL AGREEMENT OF THE PARTIES SET FORTH IN THE AGREEMENT WERE ARRIVED AT IN CONSIDERATION OF, INTER ALIA, THE PROVISIONS OF THIS LETTER AGREEMENT.

***   Confidential Treatment Requested

LA11-7

Hawaiian Airlines, Inc. [...***...] Letter Agreement

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below.

Very truly yours,

Airbus S.A.S.

By:

Its:

Accepted and Agreed

Hawaiian Airlines, Inc.

By:

Its:

and

By:

Its:

***   Confidential Treatment Requested

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Hawaiian Airlines, Inc. [...***...] Letter Agreement

[...***...]

***   Confidential Treatment Requested

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Hawaiian Airlines, Inc. [...***...] Letter Agreement

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Hawaiian Airlines, Inc. [...***...] Letter Agreement

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Hawaiian Airlines, Inc. [...***...] Letter Agreement

[...***...]

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Hawaiian Airlines, Inc. [...***...] Letter Agreement

[...***...]

***   Confidential Treatment Requested

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*** CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Hawaiian Airlines, Inc. [...***...] Letter Agreement

LETTER AGREEMENT NO. 12

As of January 31, 2008

Hawaiian Airlines, Inc.

Re:  [...***...]

Ladies and Gentlemen,

Hawaiian Airlines, Inc. (the “Buyer”), and Airbus S.A.S. (the “Seller”), have entered into an Airbus A330/A350XWB Purchase Agreement dated as of even date herewith (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 12 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

[...***...]

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Hawaiian Airlines, Inc. [...***...] Letter Agreement

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Hawaiian Airlines, Inc. [...***...] Letter Agreement

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Hawaiian Airlines, Inc. [...***...] Letter Agreement

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Hawaiian Airlines, Inc. [...***...] Letter Agreement

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11.           ASSIGNMENT

This Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, except as may be permitted under Clause 20.2, and any attempted assignment or transfer in contravention of the provisions of this Paragraph will be void and of no force or effect.

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Hawaiian Airlines, Inc. [...***...] Letter Agreement

12.           CONFIDENTIALITY

This Letter Agreement including any other documents or data exchanged between the Buyer and the Seller hereunder is subject to the provisions of Clause 22.9 of the Agreement.

13.           NEGOTIATED AGREEMENT

THE BUYER AND THE SELLER AGREE THAT THIS LETTER AGREEMENT HAS BEEN THE SUBJECT OF DISCUSSIONS AND NEGOTIATION BY THE PARTIES AND THAT THE OTHER MUTUAL AGREEMENT OF THE PARTIES SET FORTH IN THE AGREEMENT WERE ARRIVED AT IN CONSIDERATION OF, INTER ALIA, THE PROVISIONS OF THIS LETTER AGREEMENT.

***   Confidential Treatment Requested

LA12-8

Hawaiian Airlines, Inc. [...***...] Letter Agreement

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below.

Very truly yours,

Airbus S.A.S.

By:

Its:

Accepted and Agreed

Hawaiian Airlines, Inc.

By:

Its:

and

By:

Its:

***   Confidential Treatment Requested

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Hawaiian Airlines, Inc. [...***...] Letter Agreement

[...***...]

***   Confidential Treatment Requested

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Hawaiian Airlines, Inc. [...***...] Letter Agreement

[...***...]

***   Confidential Treatment Requested

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Hawaiian Airlines, Inc. [...***...] Letter Agreement

[...***...]

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Hawaiian Airlines, Inc. [...***...] Letter Agreement

[...***...]

***   Confidential Treatment Requested

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Hawaiian Airlines, Inc. [...***...] Letter Agreement

***   Confidential Treatment Requested

LA12-14

*** CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Hawaiian Airlines, Inc. [...***...] Letter Agreement

LETTER AGREEMENT NO. 13

As of January 31, 2008

Hawaiian Airlines, Inc.

Re:  [...***...]

Ladies and Gentlemen,

Hawaiian Airlines, Inc. (the “Buyer”), and Airbus S.A.S. (the “Seller”), have entered into an Airbus A330/A350XWB Purchase Agreement dated as of even date herewith (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 13 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

[...***...]

***   Confidential Treatment Requested

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Hawaiian Airlines, Inc. [...***...] Letter Agreement

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Hawaiian Airlines, Inc. [...***...] Letter Agreement

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Hawaiian Airlines, Inc. [...***...] Letter Agreement

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Hawaiian Airlines, Inc. [...***...] Letter Agreement

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11.           ASSIGNMENT

This Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, except as may be permitted under Clause 20.2 of the Agreement, and any attempted assignment or transfer in contravention of the provisions of this Paragraph will be void and of no force or effect.

12.           CONFIDENTIALITY

This Letter Agreement including any other documents or data exchanged between the Buyer and the Seller hereunder is subject to the provisions of Clause 22.9of the Agreement.

13.           NEGOTIATED AGREEMENT

THE BUYER AND THE SELLER AGREE THAT THIS LETTER AGREEMENT HAS BEEN THE SUBJECT OF DISCUSSIONS AND NEGOTIATION BY THE PARTIES AND THAT THE OTHER MUTUAL AGREEMENT OF THE PARTIES SET FORTH IN THE AGREEMENT WERE ARRIVED AT IN CONSIDERATION OF, INTER ALIA, THE PROVISIONS OF THIS LETTER AGREEMENT.

***   Confidential Treatment Requested

LA13-8

Hawaiian Airlines, Inc. [...***...] Letter Agreement

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below.

Very truly yours,

Airbus S.A.S

By:

Its:

Accepted and Agreed

Hawaiian airlines, Inc.

By:

Its:

and

By:

Its:

***   Confidential Treatment Requested

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Hawaiian Airlines, Inc. [...***...] Letter Agreement

[...***...]

***   Confidential Treatment Requested

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Hawaiian Airlines, Inc. [...***...] Letter Agreement

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Hawaiian Airlines, Inc. [...***...] Letter Agreement

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Hawaiian Airlines, Inc. [...***...] Letter Agreement

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Hawaiian Airlines, Inc. [...***...] Letter Agreement

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*** CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Hawaiian Airlines, Inc. [...***...] Letter Agreement

LETTER AGREEMENT NO. 14

As of January 31, 2008

Hawaiian Airlines, Inc.

Re:  [...***...]

Ladies and Gentlemen,

Hawaiian Airlines, Inc. (the “Buyer”), and Airbus S.A.S. (the “Seller”), have entered into an Airbus A330/A350XWB Purchase Agreement dated as of even date herewith (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 14 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

[...***...]

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Hawaiian Airlines, Inc. [...***...] Letter Agreement

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Hawaiian Airlines, Inc. [...***...] Letter Agreement

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Hawaiian Airlines, Inc. [...***...] Letter Agreement

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Hawaiian Airlines, Inc. [...***...] Letter Agreement

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Hawaiian Airlines, Inc. [...***...] Letter Agreement

6.                                       [...***...]

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Hawaiian Airlines, Inc. [...***...] Letter Agreement

12.                                                                                 ASSIGNMENT

This Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, except as may be permitted under Clause 20.2 of the Agreement, and any attempted assignment or transfer in contravention of the provisions of this Paragraph will be void and of no force or effect.

13.                                                                                 CONFIDENTIALITY

This Letter Agreement including any other documents or data exchanged between the Buyer and the Seller hereunder is subject to the provisions of Paragraph 22.9 of the Agreement.

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Hawaiian Airlines, Inc. [...***...] Letter Agreement

14.                                                                                 NEGOTIATED AGREEMENT

THE BUYER AND THE SELLER AGREE THAT THIS LETTER AGREEMENT HAS BEEN THE SUBJECT OF DISCUSSIONS AND NEGOTIATION BY THE PARTIES AND THAT THE OTHER MUTUAL AGREEMENT OF THE PARTIES SET FORTH IN THE AGREEMENT WERE ARRIVED AT IN CONSIDERATION OF, INTER ALIA, THE PROVISIONS OF THIS LETTER AGREEMENT.

***   Confidential Treatment Requested

LA14-8

Hawaiian Airlines, Inc. [...***...] Letter Agreement

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below.

Very truly yours,

Airbus S.A.S.

By:

Its:

Accepted and Agreed

Hawaiian Airlines, Inc.

By:

Its:

u

By:

Its:

***   Confidential Treatment Requested

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Hawaiian Airlines, Inc. [...***...] Letter Agreement

***   Confidential Treatment Requested

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Hawaiian Airlines, Inc. [...***...] Letter Agreement

***   Confidential Treatment Requested

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Hawaiian Airlines, Inc. [...***...] Letter Agreement

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Hawaiian Airlines, Inc. [...***...] Letter Agreement

[...***...]

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Hawaiian Airlines, Inc. [...***...] Letter Agreement

***   Confidential Treatment Requested

LA14-14

*** CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Hawaiian Airlines, Inc. [...***...] Letter Agreement

LETTER AGREEMENT NO. 15

As of January 31, 2008

Hawaiian Airlines, Inc.

Re:  [...***...]

Ladies and Gentlemen,

Hawaiian Airlines, Inc. (the “Buyer”), and AIRBUS S.A.S. (the “Seller”), have entered into an Airbus A330/A350XWB Purchase Agreement dated as of even date herewith (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement.  The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 15 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1.            PREAMBLE

1.1          AIRCRAFT CONFIGURATION

The guarantee defined below (the “Guarantee”) is applicable to newly-manufactured A350XWB-800 Aircraft as described in the Aircraft Description Document V 000XWB Issue E, dated 10th September 2007, as amended by a Specification Change Notice (“SCN”) for installation of Rolls-Royce Trent XWB-74 engines (the “Engines”) without taking into account any further changes thereto, and provided that such aircraft [...***...]. Such aircraft being hereinafter referred to as the “Aircraft”.

1.2          INTRODUCTION

The paragraphs hereafter define the Guarantee provided by the Seller to the Buyer, together with the associated conditions, compliance demonstration and settlement procedures. The “Engine Manufacturer” shall mean “Rolls Royce”.

2.             [...***...]

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Hawaiian Airlines, Inc. [...***...] Letter Agreement

2.1                               This Guarantee shall apply to the Aircraft. .

                                              The term “Fleet” shall mean a fleet of [...***...] Aircraft to be delivered [...***...].

                                              The Guarantee is based on the delivery plan set forth in Appendix B and shall be subject to good faith review by the Buyer and the Seller, if the actual delivery dates differ from such delivery plan.

2.2                               The period covered by this Guarantee (“the Guarantee Period”) is [...***...]

3.                                     BUYER’S OBLIGATIONS

3.1                               The Guarantee shall be contingent upon the Buyer’s compliance with the following obligations:

3.1.1                      to comply with the regulatory requirements of Aircraft flight manual, Buyer’s flight crew operating manual approved by the FAA and Aircraft maintenance manual;

3.1.2                      to use available Aircraft/Engine performance restoration procedures issued by the Seller or the Engine Manufacturer which are economically and operationally reasonable, including regular engine wash;

3.1.3                      to comply with airframe maintenance practices as described in Appendix C. Seller and Buyer will determine, through good faith technical negotiations, the impact of significant deviations from such airframe maintenance practices on an Aircraft’s cruise specific range and agree whether appropriate adjustments in the calculations of performance levels and/or remedies due under this Letter Agreement will need to be made. Such good faith technical negotiations may include, upon mutual agreement, inspections of the airframe and the Engine nacelles.

3.1.4                      to incorporate service bulletins agreed to between the Buyer and the Seller and between the Buyer and the Engine Manufacturer, in a timely manner;

3.1.5                      to comply with overhaul and repair procedures issued by the Seller and by the Engine Manufacturer consistent with such practices in effect on the date of the Agreement, as modified from time to time, including special instructions issued by the Seller and the Engine Manufacturer;

3.1.6                      to comply with the requirements of the Engine Manufacturer with respect to the introduction of modifications in the mutually agreed Engine management program;

3.1.7                      to use owned or leased RR Trent XWB-74 engines during the Guarantee Period, and

3.1.8                      in case a lease pool engine is installed on an Aircraft, to process specifically the data for the Guarantee administration for such Aircraft as defined in paragraph 4.7.1 below.

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Hawaiian Airlines, Inc. [...***...] Letter Agreement

3.2                               If during any period, any Aircraft does not satisfy all the conditions defined in paragraphs 3.1.1 through 3.1.8 above, or any Aircraft is powered by an Engine not satisfying all these conditions, such Aircraft will be excluded from all the terms of this Guarantee, will be excluded from the Fleet during such period and no remedies hereunder will apply to such  Aircraft for such period.

3.3                                 the Fleet operating conditions shall be:

[...***...]

                                                If the Fleet actual average operating conditions are materially different from the above referenced conditions, the Seller and the Buyer agree to make appropriate adjustments to the Guarantee stated in paragraph 2.3, as provided in Appendix D

3.4                                 If any item installed in the Engine is a part manufactured by a company not specifically approved by the Engine Manufacturer for the manufacture or supply of such item, the Seller shall be under no obligation to provide remedies, and have no liability in respect of remedies pursuant to this Guarantee, to the extent such item is the direct or indirect cause of the failure to meet the Guarantee. The Seller shall establish to the reasonable satisfaction of the Buyer how the item negatively affects specific range.

                                                If any item installed on the Aircraft is a part manufactured by a company not specifically approved by the Seller for the manufacture or supply of such item, the Seller shall be under no obligation to provide remedies, and have no liability in respect of remedies pursuant to this Guarantee, to the extent such item is the direct or indirect cause of the failure to meet the Guarantee. The Seller shall establish to the reasonable satisfaction of the Buyer how the item negatively affects specific range.

[...***...]

9.                                       INTENTIONALLY DELETED

10.                                 PROCEDURAL RESPONSIBILITIES

                                                Except as otherwise provided in this Letter Agreement or agreed by the parties, the Seller shall not bear any responsibility or cost related to the Buyer’s activities associated with the performance of Buyer’s obligations under this Letter Agreement.

[...***...]

12.                                ASSIGNMENT

This Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, not to be unreasonably withheld or delayed, or as may otherwise be permitted under

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Hawaiian Airlines, Inc. [...***...] Letter Agreement

Clause 20.2 of the Agreement, and any attempted assignment or transfer in contravention of the provisions of this Paragraph will be void and of no force or effect.

13.                                 NEGOTIATED AGREEMENT

                                                THE BUYER AND THE SELLER AGREE THAT THIS LETTER AGREEMENT HAS BEEN THE SUBJECT OF DISCUSSIONS AND NEGOTIATION BY THE PARTIES AND THAT THE OTHER MUTUAL AGREEMENTS OF THE PARTIES SET FORTH IN THE AGREEMENT WERE ARRIVED AT IN CONSIDERATION OF, INTER ALIA, THE PROVISIONS OF THIS LETTER AGREEMENT.

***   Confidential Treatment Requested

LA15-4

Hawaiian Airlines, Inc. [...***...] Letter Agreement

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below.

Very truly yours,

AIRBUS S.A.S.

By:

Its:

Accepted and Agreed

Hawaiian Airlines, Inc.

By:

Its:

and

By:

Its:

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Hawaiian Airlines, Inc. [...***...] Letter Agreement

[...***...]

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Hawaiian Airlines, Inc. [...***...] Letter Agreement

APPENDIX B

Deliveries of the Aircraft are planned as follows:

[...***...]

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Hawaiian Airlines, Inc. [...***...] Letter Agreement

APPENDIX C – AIRFRAME MAINTENANCE PRACTICE

1)                                     Seals status shall be in serviceable condition and not diminish performance of the Aircraft when checked per visual inspection.

Seals check shall be done for:

•    Wing

•    Belly-fairing

•    Landing gear doors

•    Trimmable Horizontal Stabiliser

•    Vertical Tail Plane

•    Pylons

•    Flap track fairings

•    Nacelles

These checks shall be made in intervals as stated in the appropriate Aircraft maintenance manual or at least at every C-check.

2)                                     All of the following inlets condition shall be within and in accordance with AMM and SRM (or other Seller authorized engineering documents) allowable limits:

•    Engines

•    Air conditioning packs

•    Belly fairing venting

•    APU

•    Pylons and nacelles venting

3)                                     Wing, nacelles and fuselage skin shall be clean as per MPD or as per industry standard.

The following shall be visually checked:

•    Structural repairs shall be within and in accordance with AMM and SRM (or other Seller authorized engineering documents) allowable limits

•    Paint aging

•    Dirt/dust accumulation shall not be excessive

5)                                      The fuselage surface located in the vicinity of the static pressure ports and of the angle of attack sensors shall comply with the aerodynamic requirements for allowable damages and external repairs as contained in the SRM.

5)                                      Buyer may deviate from the foregoing provisions to the extent as permitted by the Aircraft MMEL and CDL.

***   Confidential Treatment Requested

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Hawaiian Airlines, Inc. [...***...] Letter Agreement

[...***...]

***   Confidential Treatment Requested

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*** CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Hawaiian Airlines, Inc. [...***...] Letter Agreement

LETTER AGREEMENT NO. 16

As of January 31, 2008

Hawaiian Airlines, Inc.

Re:  [...***...]

Ladies and Gentlemen,

Hawaiian Airlines, Inc. (the “Buyer”), and AIRBUS S.A.S. (the “Seller”), have entered into an Airbus A330/A350XWB Purchase Agreement dated as of even date herewith (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement.  The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 16 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft.  Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement.  The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1.             AIRCRAFT CONFIGURATION

The guarantees defined below (the “Guarantees”) are applicable to the A350XWB-800 Aircraft as defined in the A350XWB-800 Standard Specification, with the following design weights:

Maximum Take-Off Weight	[...***...]
Maximum Landing Weight	[...***...]
Maximum Zero Fuel Weight	[...***...]
Maximum Fuel Capacity	[...***...]

and fitted with Rolls Royce Trent XWB-74 engines at a nominal thrust rating of 74,000 lbs without taking into account any further changes thereto pursuant to the Agreement and hereinafter called the Standard Specification.

                                                Notwithstanding the foregoing the Seller reserves the right to increase the design weights above in order to satisfy the Guarantees.

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Hawaiian Airlines, Inc. [...***...] Letter Agreement

2                                          GUARANTEED PERFORMANCE

2.2                                 Take-off

2.1.1                        FAR take-off field length at an A350XWB-800 Aircraft gross weight of 540,132 lb at the start of ground run at sea level pressure altitude at ISA+15°C shall be not more than a guaranteed value of [...***...]

2.1.2                        When operated under the following conditions (representative of HNL runway 08L):

Pressure altitude	: 12 ft
Ambient temperature	: 29ºC
Take-off run available (TORA)	: 12,300 ft
Take-off distance available (TODA)	: 12,300 ft
Accelerate-stop distance available (ASDA)	: 12,300 ft
Line-up allowance on TORA / TODA / ASDA	: 75.5 ft / 75.5 ft / 157.5 ft
Slope	: 0.02% (downhill)
Wind	: Zero
Runway condition	: Dry
Obstacles (height /distance from beginning of TOR)	: 10 ft / 13,070 ft
23 ft / 13,800 ft
92 ft / 17,257 ft

the maximum permissible weight at the start of ground run shall be not less than a guaranteed value of [...***...]

2.1.3                        When operated under the following conditions (representative of OGG runway 02):

Pressure altitude	: 54 ft
Ambient temperature	: 28ºC
Take-off run available (TORA)	: 7,001 ft
Take-off distance available (TODA)	: 7,001 ft
Accelerate-stop distance available (ASDA)	: 7,001 ft
Line-up allowance on TORA / TODA / ASDA	: 75.5 ft / 75.5 ft / 157.5 ft
Slope	: -0.60% (uphill)
Wind	: Zero
Runway condition	: Dry
Obstacles (height /distance from beginning of TOR)	: -29 ft / 7,339 ft

the maximum permissible weight at the start of ground run shall be not less than a guaranteed value of [...***...]

2.1.4                        When operated under the following conditions (representative of SAN runway 27):

Pressure altitude	: 16 ft
Ambient temperature	: 24ºC
Take-off run available (TORA)	: 9,400 ft
Take-off distance available (TODA)	: 9,400 ft

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Hawaiian Airlines, Inc. [...***...] Letter Agreement

Accelerate-stop distance available (ASDA)	: 9,400 ft
Line-up allowance on TORA / TODA / ASDA	: 75.5 ft / 75.5 ft / 157.5 ft
Slope	: -0.02% (uphill)
Wind	: Zero
Runway condition	: Dry
Obstacles (height /distance from beginning of TOR)	: 12 ft / 9,688 ft
37 ft / 10,033 ft
40 ft / 10,177 ft
46 ft / 10,886 ft
91 ft / 11,995 ft
104 ft / 12,720 ft
161 ft / 14,173 ft
186 ft / 14,656 ft
211 ft / 15,098 ft
217 ft / 15,358 ft
235 ft / 15,850 ft

the maximum permissible weight at the start of ground run shall be not less than a guaranteed value of [...***...]

2.1.5                        When operated under the following conditions (representative of DEN runway 34L):

Pressure altitude	: 5,324 ft
Ambient temperature	: 21ºC
Take-off run available (TORA)	: 16,001 ft
Take-off distance available (TODA)	: 16,001 ft
Accelerate-stop distance available (ASDA)	: 16,001 ft
Line-up allowance on TORA / TODA / ASDA	: 75.5 ft / 75.5 ft / 157.5 ft
Slope	: -0.03% (uphill)
Wind	: Zero
Runway condition	: Dry
Obstacles (height /distance from beginning of TOR)	: none

the maximum permissible weight at the start of ground run shall be not less than a guaranteed value of [...***...]

2.2                                 Second Segment Climb

                                                The A350XWB-800 Aircraft shall meet FAR regulations for one engine inoperative climb after take-off, undercarriage retracted, at a weight corresponding to the stated weight at the start of ground run at the altitude and temperature and in the configuration of flap angle and safety speed required to comply with the performances guaranteed in paragraph 2.1.

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Hawaiian Airlines, Inc. [...***...] Letter Agreement

2.3                                 Landing Field Length

FAR certified landing field length at an A350XWB-800 Aircraft gross weight of 402,343 lb at sea level pressure altitude shall be not more than a guaranteed value of:

[...***...]

2.4                                 Cruise Speed

Level flight speed at an A350XWB-800 Aircraft gross weight of 500,000 lb at a pressure altitude of 37,000 feet in ISA conditions using not more than maximum cruise thrust shall be a guaranteed true Mach number of [...***...]

2.5                                 Altitude Capability

At an A350XWB-800 Aircraft gross weight of 528,000 lb. in ISA conditions the A350XWB-800 Aircraft will be capable of maintaining:

[...***...]

2.6                                 En-route One Engine Inoperative

The A350XWB-800 Aircraft will meet FAR regulations minimum en-route climb with one engine inoperative and the other operating at the maximum continuous thrust with anti-icing off at an A350XWB-800 Aircraft gross weight of 440,000 lb. in the cruise configuration in ISA conditions at a guaranteed pressure altitude of not less than [...***...]

3.                                       MISSION RANGE GUARANTEES

3.1                                 The A350XWB-800 Aircraft shall be capable of carrying a fixed payload of [...***...] over a guaranteed still air stage distance of not less than 5,650 nautical miles (assumed representative of MZFW/MTOW limitation) under the conditions defined below.

The departure airport conditions are such as to allow the required take-off weight to be used without restriction.
The destination airport conditions are such as to allow the required landing weight to be used without restriction.

[...***...]

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Hawaiian Airlines, Inc. [...***...] Letter Agreement

[...***...]

3.2           The A350XWB-800 Aircraft shall be capable of carrying a fixed payload of [...***...] over a guaranteed still air stage distance of not less than [...***...] miles (assumed representative of MTOW/MFC limitation) under the conditions defined below.

The departure airport conditions are such as to allow the required take-off weight to be used without restriction.

The destination airport conditions are such as to allow the required landing weight to be used without restriction.

[...***...]

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Hawaiian Airlines, Inc. [...***...] Letter Agreement

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Hawaiian Airlines, Inc. [...***...] Letter Agreement

3.4           The mission range guarantees defined in the paragraphs 3.1 to 3.3 inclusive above are based on an Operating Weight Empty defined as the sum of:

a)             the Manufacturer’s Weight Empty of the basic A350XWB-800 Aircraft as defined in the Standard Specification which shall be derived from the weighing of the A350XWB-800 Aircraft with corrections according to Section 13 of the Standard Specification,

b)            [...***...] for customer changes and operators items (see Appendix A).

4              MISSION PAYLOAD GUARANTEES

4.1           Mission HNL-SFO

The A350XWB-800 Aircraft shall be capable of carrying a guaranteed payload not less than [...***...] over a still air stage distance of 2,155 nautical miles (assumed representative of the mission HNL to SFO with 7 knots tailwind) under the conditions defined below.

The departure airport conditions are as defined in Paragraph 2.1.2 above.

The destination airport conditions are such as to allow the required landing weight to be used without restriction. Pressure altitude is 11 ft.

[...***...]

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Hawaiian Airlines, Inc. [...***...] Letter Agreement

[...***...]

4.2           Mission OGG-PHX

The A350XWB-800 Aircraft shall be capable of carrying a guaranteed payload not less than [...***...] over a still air stage distance of 2,530 nautical miles (assumed representative of the mission OGG to PHX with 12 knots tailwind) under the conditions defined below.

The departure airport conditions are as defined in Paragraph 2.1.3 above.

The destination airport conditions are such as to allow the required landing weight to be used without restriction. Pressure altitude is 1,133 ft.

[...***...]

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Hawaiian Airlines, Inc. [...***...] Letter Agreement

[...***...]

4.3           Mission DEN-HNL

The A350XWB-800 Aircraft shall be capable of carrying a guaranteed payload not less than [...***...] over a still air stage distance of 3,433 nautical miles (assumed representative of the mission DEN to HNL with 53 knots headwinds) under the conditions defined below.

The departure airport conditions are as defined in Paragraph 2.1.5 above.

The destination airport conditions are such as to allow the required landing weight to be used without restriction. Pressure altitude is 13 ft.

[...***...]

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Hawaiian Airlines, Inc. [...***...] Letter Agreement

[...***...]

4.4           Mission HNL-PVG

The A350XWB-800 Aircraft shall be capable of carrying a guaranteed payload not less than [...***...] over a still air stage distance of 5,842 nautical miles (assumed representative of the mission HNL to PVG with 114 knots headwinds) under the conditions defined below.

The departure airport conditions are as defined in Paragraph 2.1.2 above.

The destination airport conditions are such as to allow the required landing weight to be used without restriction. Pressure altitude is 10 ft.

[...***...]

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Hawaiian Airlines, Inc. [...***...] Letter Agreement

[...***...]

5                                          MISSION FUEL BURN GUARANTEES

5.1                                 Mission HNL-SFO

In carrying a fixed payload of [...***...] over a still air stage distance of 2,155 nautical miles (assumed representative of HNL to SFO with 7 knots tailwind) when operated under the conditions defined in paragraph 4.1 above the block fuel burnt shall be not more than a guaranteed value of [...***...] and the block time will not be more than a guaranteed value of [...***...]. The block time is defined as the time for engine start-up and taxi-out, take-off, climb, cruise, descent, approach and landing and taxi-in.

5.2                                 Mission OGG-PHX

In carrying a fixed payload of [...***...] over a still air stage distance of 2,530 nautical miles (assumed representative of OGG to PHX with 12 knots tailwind) when operated under the conditions defined in paragraph 4.2 above the block fuel burnt shall be not more than a guaranteed value of [...***...] and the block time will not be more than a guaranteed value of [...***...]. The block time is defined as the time for engine start-up and taxi-out, take-off, climb, cruise, descent, approach and landing and taxi-in.

5.3                                 Mission DEN-HNL

In carrying a fixed payload of [...***...] over a still air stage distance of 3,433 nautical miles (assumed representative of DEN to HNL with 53 knots headwind) when operated under the conditions defined in paragraph 4.3 above the block fuel burnt shall be not more than a guaranteed value of [...***...] and the block time will not be more than a guaranteed value of [...***...]. The block time is defined as the time for engine start-up and taxi-out, take-off, climb, cruise, descent, approach and landing and taxi-in.

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Hawaiian Airlines, Inc. [...***...] Letter Agreement

5.4                                 Mission HNL-PVG

In carrying a fixed payload of [...***...] over a still air stage distance of 5,842 nautical miles (assumed representative of HNL to PVG with 114 knots headwind) when operated under the conditions defined in paragraph 4.4 above the block fuel burnt shall be not more than a guaranteed value of [...***...] and the block time will not be more than a guaranteed value of [...***...]. The block time is defined as the time for engine start-up and taxi-out, take-off, climb, cruise, descent, approach and landing and taxi-in.

5.5                                 The mission fuel burn guarantees defined in the paragraphs 5.1 to 5.4 inclusive above are based on an Operating Weight Empty defined as the sum of:

a)                                      the Manufacturer’s Weight Empty of the basic A350XWB-800 Aircraft as defined in the Standard Specification which shall be derived from the weighing of the A350XWB-800 Aircraft with corrections according to Section 13 of the Standard Specification,

b)                                     [...***...] for Customer Changes and Operators Items (see Appendix A).

[...***...]

7                                          NOISE

7.1                                 Acoustic certification levels

The A350XWB-800 Aircraft powered by Rolls Royce Trent XWB74 engines at a MTOW of 245,000 kg and a MLW of 182,500 kg shall be [...***...]

7.2                                 Interior Noise during flight

7.2.1                        Cockpit

At a pressure altitude of 35000 ft and a true Mach number of 0.85 in straight and level flight in still air under ISA conditions, the guaranteed A-weighted Sound Pressure Level (SPL) and the Speech Interference Level (SIL) shall be as follows:

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Hawaiian Airlines, Inc. [...***...] Letter Agreement

[...***...]

Noise levels shall be measured at the Captain’s and First Officer’s seat position at head level with normal cockpit air conditioning and ventilation in operation.

7.2.2                        Cabin

At a pressure altitude of 35000 ft and a true Mach number of 0.85 in straight and level flight in still air under ISA conditions, the guaranteed A-weighted Sound Pressure Level (SPL) and the Speech Interference Level (SIL) shall be as follows:

[...***...]

7.3                                 APU Noise

[...***...]

7.4                                 Engine Emissions (information only)

The A350XWB-800 Propulsion Systems manufacturer being directly providing HAWAIIAN AIRLINES with an aircraft engine emissions guarantee, the following data is provided for information only.

The Trent XWB engine is expected to meet the emission levels for Smoke as defined in ICAO Annex 16, Volume II ‘Aircraft Engine Emissions’, Second Edition effective 11th November 1993, section 2.2.2 [...***...]

The Trent XWB engine is expected to meet the emission levels for Unburned Hydrocarbons (HC), Carbon Monoxide (CO) as defined in ICAO Annex 16, Volume II ‘Aircraft Engine Emissions’, Second Edition effective 11th November 1993, section 2.3.2 [...***...]

The Trent XWB engine is expected to meet the emission levels for Oxides of Nitrogen (NOx) as specified in the ICAO Annex 16, Volume II ‘Aircraft Engine Emissions’, Second Edition, Amendment 5, applicable 24 November 2005, Chapter 2.3.2d (CAEP/6) [...***...]

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Hawaiian Airlines, Inc. [...***...] Letter Agreement

8.                                                                  ACN

8.1                                 Flexible runway

The A350XWB-800 Aircraft classification number (ACN) for flexible pavement at maximum taxi weight, with the CG that produces the highest main gear loading on the pavement and tire pressure considered as inflated to the manufacturer’s recommendation for these conditions shall not exceed the following guaranteed values, such guaranteed values being computed with the [...***...] currently in use:

[...***...]

For information, flexible guarantees based on the [...***...] approved by the ICAO Aerodrome Panel / December 2006, would become:

[...***...]

8.2                                 Rigid runway

The A350XWB-800 Aircraft classification number (ACN) for rigid pavement at maximum taxi weight, with the CG that produces the highest main gear loading on the pavement and tire pressure considered as inflated to the manufacturer’s recommendation for these conditions shall not exceed the following guaranteed values:

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9                                          GUARANTEE CONDITIONS

9.1                                 The Guarantees are applicable at Delivery of the A350XWB-800 Aircraft.

9.2                                 The performance certification requirements for the A350XWB-800 Aircraft, except where otherwise stated, will be as stated in Section 02 of the Standard Specification.

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Hawaiian Airlines, Inc. [...***...] Letter Agreement

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10            GUARANTEE COMPLIANCE

10.1         Compliance with the Guarantees shall be demonstrated using operating procedures and limitations in accordance with the operating procedures and limitations defined by the certifying Airworthiness Authority and by the Seller unless otherwise stated.

10.2         Compliance with the take-off, second segment and landing elements of the Guarantees will be demonstrated with reference to the approved Flight Manual.

10.3         Compliance with those parts of the Guarantees defined in paragraphs 2, 3, 4 and 5 above not covered by the requirements of the certifying Airworthiness Authority will be demonstrated by calculation based on data obtained during fully instrumented flight tests conducted on one (or more, at the Seller’s discretion) A350XWB-800 aircraft of the same

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Hawaiian Airlines, Inc. [...***...] Letter Agreement

airframe/engine model combination as those A350XWB-800 Aircraft purchased by the Buyer and incorporated in the In-Flight Performance Program and data bases (“the IFP”) appropriate to the A350XWB-800 Aircraft and valid at time of Delivery of the A350XWB-800 Aircraft.

Compliance demonstration for the mission guarantees defined in paragraphs 3.1 to 3.3, paragraphs 4.1 to 4.4 and paragraphs 5.1 to 5.4 shall be demonstrated with reference to a weight compliance report.

10.4         Compliance with the Structural Usable Load guarantee will be demonstrated with reference to a weight compliance report.

10.5         Data derived from flight tests will be adjusted as required using conventional methods of correction, interpolation or extrapolation in accordance with established aeronautical practices to show compliance with the Guarantees.

10.6         The approved A350XWB-800 Aircraft flight manual shall be used to demonstrate compliance with the guarantees of certification noise levels.

10.7         Compliance with the APU noise and interior noise guarantees shall be demonstrated with reference to noise surveys conducted on one (or more) aircraft at the seller’s discretion of an acoustically equivalent standard to those A350XWB-800 Aircraft.

10.8         Noise measurements data relative to the interior of the A350XWB-800 Aircraft shall be conducted in accordance with the test procedures described in section 5 of International Standard ISO 5129 “Acoustics – Measurement of sound pressure level in the interior of aircraft during flight”.

Data derived from flight tests and noise surveys shall be adjusted as required using conventional methods of correction, interpolation or extrapolation in accordance with established aeronautical practices.

10.9         The Seller undertakes to furnish the Buyer with a report or reports demonstrating compliance with the Guarantees prior to Delivery of each of the Buyer’s A350XWB-800 Aircraft.

The Seller further undertakes to furnish the Buyer with a cruise test report, which provides the cruise specific range measurements made during the pre-Delivery flights of each A350XWB-800 Aircraft.

11            ADJUSTMENT OF GUARANTEES

11.1         If any change to any law, governmental regulation or requirement or interpretation thereof (a “Rule Change”) is made by any governmental agency subsequent to the date of the Agreement and such Rule Change affects the A350XWB-800 Aircraft configuration or performance or both required to obtain certification the Guarantees shall be appropriately modified to reflect the effect of any such Rule Change.

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Hawaiian Airlines, Inc. [...***...] Letter Agreement

11.2                           The Guarantees apply to the A350XWB-800 Aircraft as described in the paragraph 1 above and may be adjusted in the event of:

a)                                      Any further configuration change, which is the subject of a SCN

b)                                     Changes in the design criteria required by the appropriate airworthiness authorities to obtain certification

12.                               EXCLUSIVE GUARANTEES

The Guarantees are exclusive and are provided in lieu of any and all other performance and weight guarantees of any nature which may be stated, referenced or incorporated in the Standard Specification or any other document.

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14.                                 ASSIGNMENT

This Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, not to be unreasonably withheld or delayed, or as may otherwise be permitted under Clause 20.2 of the Agreement, and any attempted assignment or transfer in contravention of the provisions of this Paragraph will be void and of no force or effect.

15.                                 NEGOTIATED AGREEMENT

THE BUYER AND THE SELLER AGREE THAT THIS LETTER AGREEMENT HAS BEEN THE SUBJECT OF DISCUSSIONS AND NEGOTIATION BY THE PARTIES AND THAT THE OTHER MUTUAL AGREEMENTS OF THE PARTIES SET FORTH IN THE AGREEMENT WERE ARRIVED AT IN CONSIDERATION OF, INTER ALIA, THE PROVISIONS OF THIS LETTER AGREEMENT.

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If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below.

Very truly yours,

AIRBUS S.A.S.

By:

Its:

Accepted and Agreed

Hawaiian Airlines, Inc.

By:

Its:

and

By:

Its:

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Hawaiian Airlines, Inc. [...***...] Letter Agreement

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